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                         GSAA HOME EQUITY TRUST 2006-4


                           ASSET-BACKED CERTIFICATES


                                 SERIES 2006-4


                           FORM OF MASTER SERVICING


                                      and


                                TRUST AGREEMENT


                                     among


                         GS MORTGAGE SECURITIES CORP.,
                                  Depositor,


                     DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                   Trustee,


                        U.S. BANK NATIONAL ASSOCIATION,
                   DEUTSCHE BANK NATIONAL TRUST COMPANY AND
                  JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
                                  Custodians

                                      and


                            WELLS FARGO BANK, N.A.,
                 Master Servicer and Securities Administrator


                            Dated February 1, 2006


------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                   ARTICLE I

                                  DEFINITIONS

Section 1.01  Definitions.....................................................11

                                  ARTICLE II

                         CONVEYANCE OF MORTGAGE LOANS;
                        REPRESENTATIONS AND WARRANTIES

Section 2.01  Conveyance of Mortgage Loans....................................43
Section 2.02  Acceptance by each Custodian of the Mortgage Loans..............45
Section 2.03  Execution and Delivery of Certificates..........................47
Section 2.04  REMIC Matters...................................................47
Section 2.05  Representations and Warranties of the Depositor.................47
Section 2.06  [Reserved]......................................................49
Section 2.07  Representations and Warranties of the Custodians................49

                                  ARTICLE III

                                 TRUST ACCOUNTS

Section 3.01  Excess Reserve Fund Account; Distribution Account...............49
Section 3.02  Investment of Funds in the Distribution Account.................51

                                   ARTICLE IV

                                 DISTRIBUTIONS

Section 4.01  Priorities of Distribution......................................53
Section 4.02  Allocation of Realized Losses and Shortfalls....................57
Section 4.03  Crossover Amounts...............................................58
Section 4.04  Certain Matters Relating to the Determination of LIBOR..........58
Section 4.05  Supplemental Interest Trust.....................................59
Section 4.06  Trust's Obligations under the Interest Rate Swap
              Agreement; Replacement and Termination of the
              Interest Rate Swap Agreement....................................60

                                   ARTICLE V

                               THE CERTIFICATES

Section 5.01  The Certificates................................................61
Section 5.02  Certificate Register; Registration of Transfer and
              Exchange of Certificates........................................62
Section 5.03  Mutilated, Destroyed, Lost or Stolen Certificates...............67
Section 5.04  Persons Deemed Owners...........................................68
Section 5.05  Access to List of Certificateholders' Names and Addresses.......68
Section 5.06  Maintenance of Office or Agency.................................68

                                   ARTICLE VI

                                 THE DEPOSITOR

Section 6.01  Liabilities of the Depositor....................................68
Section 6.02  Merger or Consolidation of the Depositor........................69
Section 6.03  Limitation on Liability of the Depositor and Others.............69
Section 6.04  Servicing Compliance Review.....................................69
Section 6.05  Option to Purchase Defaulted Mortgage Loans.....................70

                                  ARTICLE VII

                                SERVICER DEFAULT

Section 7.01  Events of Default...............................................70
Section 7.02  Master Servicer to Act; Appointment of Successor................70
Section 7.03  Master Servicer to Act as Servicer..............................72
Section 7.04  Notification to Certificateholders..............................72

                                  ARTICLE VIII

                    CONCERNING THE TRUSTEE AND THE CUSTODIAN

Section 8.01  Duties of the Trustee and the Custodians........................72
Section 8.02  [Reserved]......................................................73
Section 8.03  Certain Matters Affecting the Trustee and the Custodians........73
Section 8.04  Trustee and Custodians Not Liable for Certificates
              or Mortgage Loans...............................................75
Section 8.05  Trustee May Own Certificates....................................75
Section 8.06  Trustee's Fees and Expenses.....................................75
Section 8.07  Eligibility Requirements for the Trustee........................76
Section 8.08  Resignation and Removal of the Trustee..........................77
Section 8.09  Successor Trustee...............................................77
Section 8.10  Merger or Consolidation of the Trustee or any Custodian.........78
Section 8.11  Appointment of Co-Trustee or Separate Trustee...................78
Section 8.12  Tax Matters.....................................................79
Section 8.13  [RESERVED]......................................................82
Section 8.14  Tax Classification of the Excess Reserve Fund
              Account and the Interest Rate Swap Agreement....................82
Section 8.15  Custodial Responsibilities......................................83

                                  ARTICLE IX

                  ADMINISTRATION OF THE MORTGAGE LOANS BY THE
                                MASTER SERVICER

Section 9.01  Duties of the Master Servicer; Enforcement of
              Servicers' Obligations..........................................84
Section 9.02  Maintenance of Fidelity Bond and Errors and
              Omissions Insurance.............................................86
Section 9.03  Representations and Warranties of the Master Servicer...........86
Section 9.04  Master Servicer Events of Default...............................88
Section 9.05  Waiver of Default...............................................90
Section 9.06  Successor to the Master Servicer................................90
Section 9.07  Compensation of the Master Servicer.............................91
Section 9.08  Merger or Consolidation.........................................91
Section 9.09  Resignation of the Master Servicer..............................91
Section 9.10  Assignment or Delegation of Duties by the Master Servicer.......92
Section 9.11  Limitation on Liability of the Master Servicer..................92
Section 9.12  Indemnification; Third Party Claims.............................93

                                   ARTICLE X

                    CONCERNING THE SECURITIES ADMINISTRATOR

Section 10.01  Duties of the Securities Administrator.........................94
Section 10.02  Certain Matters Affecting the Securities Administrator.........95
Section 10.03  Securities Administrator Not Liable for
               Certificates or Mortgage Loans.................................96
Section 10.04  Securities Administrator May Own Certificates..................97
Section 10.05  Securities Administrator's Fees and Expenses...................97
Section 10.06  Eligibility Requirements for the Securities Administrator......98
Section 10.07  Resignation and Removal of the Securities Administrator........98
Section 10.08  Successor Securities Administrator.............................99
Section 10.09  Merger or Consolidation of the Securities Administrator.......100
Section 10.10 Assignment or Delegation of Duties by the
              Securities Administrator.......................................100

                                  ARTICLE XI

                                  TERMINATION

Section 11.01 Termination upon Liquidation or Purchase of the
              Mortgage Loans.................................................101
Section 11.02  Final Distribution on the Certificates........................102
Section 11.03  Additional Termination Requirements...........................103

                                  ARTICLE XII

                           MISCELLANEOUS PROVISIONS

Section 12.01  Amendment.....................................................103

Section 12.02  Recordation of Agreement; Counterparts........................106
Section 12.03  Governing Law.................................................106
Section 12.04  Intention of Parties..........................................106
Section 12.05  Notices.......................................................106
Section 12.06  Severability of Provisions....................................108
Section 12.07  Limitation on Rights of Certificateholders....................108
Section 12.08  Certificates Nonassessable and Fully Paid.....................109
Section 12.09  Waiver of Jury Trial..........................................109

                                 ARTICLE XIII

                            EXCHANGE ACT REPORTING

Section 13.01  Filing Obligations............................................109
Section 13.02  Form 10-D Filings.............................................110
Section 13.03  Form 8-K Filings..............................................111
Section 13.04  Form 10-K Filings.............................................111
Section 13.05  Sarbanes-Oxley Certification..................................112

Each Form 10-K shall include a certification (the "Sarbanes-Oxley
              Certification") required by Rules 13a-14(d) and
              15d-14(d) under the Exchange Act (pursuant to
              Section 302 of the Sarbanes-Oxley Act of 2002 and
              the rules and regulations of the Commission
              promulgated thereunder (including any
              interpretations thereof by the Commission's staff))............112
Section 13.06  Form 15 Filing................................................113
Section 13.07  Report on Assessment of Compliance and Attestation............113
Section 13.08  Use of Subservicer and Subcontractors.........................114

                                   SCHEDULES

Schedule I        Mortgage Loan Schedule

                                   EXHIBITS


Exhibit A         Form of Class A and Class B Certificates

Exhibit B         Form of Class 4A-IO Certificate

Exhibit C         Form of Class P Certificates

Exhibit D         Form of Class R and Class RC Certificates

Exhibit E         Form of Initial Certification of Trustee

Exhibit F         Form of Document Certification and Exception Report of
                  Custodian

Exhibit G         Form of Residual Transfer Affidavit

Exhibit H         Form of Transferor Certificate

Exhibit I         Form of Rule 144A Letter

Exhibit J         Servicing Agreement, dated as of July 1, 2004, between
                  Countrywide Home Loans Servicing LP and Goldman Sachs
                  Mortgage Company

Exhibit K         Master Mortgage Loan Purchase Agreement, dated July 1, 2004, between Countrywide Home Loans, Inc. and Goldman Sachs
                  Mortgage Company

Exhibit L         Amendment Reg AB to the Master Mortgage Loan Purchase and
                  Servicing Agreement, dated as of January 1, 2006, between
                  Goldman Sachs Mortgage Company, Countrywide Home Loans, Inc.
                  and Countrywide Home Loans Servicing LP

Exhibit M         Flow Servicing Agreement, dated as of May 1, 2005, between
                  Goldman Sachs Mortgage Company and Countrywide Home Loans
                  Servicing LP

Exhibit N         Form of Master Loan Purchase Agreement, between various
                  sellers and Goldman Sachs Mortgage Company

Exhibit O         [Reserved]

Exhibit P         Form of Performance Certification (Master Servicer)

Exhibit Q         Form of Performance Certification (Securities Administrator)

Exhibit R         Form of Servicing Criteria to be Addressed in Assessment of
                  Compliance Statement

         THIS MASTER SERVICING AND TRUST AGREEMENT, dated as of February 1, 2005 (this "Agreement"), is hereby executed by and among GS MORTGAGE SECURITIES CORP., a Delaware corporation (the "Depositor"), DEUTSCHE BANK NATIONAL TRUST COMPANY, as trustee (in such capacity, the "Trustee"), U.S. BANK NATIONAL ASSOCIATION, DEUTSCHE BANK NATIONAL TRUST COMPANY and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, each as a custodian (together, the "Custodians") and WELLS FARGO BANK, N.A., as master servicer (in such capacity, the "Master Servicer") and as securities administrator (in such capacity, the "Securities Administrator").

                             W I T N E S S E T H:
                             - - - - - - - - - -

         In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                             PRELIMINARY STATEMENT

         The Securities Administrator on behalf of the Trust shall elect that four segregated asset pools within the Trust Fund be treated for federal income tax purposes as comprising four REMICs (each, a "Trust REMIC" or, in the alternative, the "REMIC 1", the "REMIC 2", the "REMIC 3", and the "Master REMIC", respectively). The Class UT-Swap IO Interest and each Class of Certificates (other than the Residual Certificates, the Class P Certificates, and the rights of each Class of LIBOR Certificates to receive Basis Risk Carry Forward Amounts), represents ownership of a regular interest in the Upper-Tier REMIC for purposes of the REMIC Provisions. The Class R Certificates represent ownership of the sole class of residual interest in the Upper-Tier REMIC, and the Class RC Certificates represent ownership of the sole class of residual interest in each of REMIC 1, REMIC 2 and REMIC 3 for purposes of the REMIC Provisions. The Startup Day for each REMIC described herein is the Closing Date. The latest possible maturity date for each Certificate is the latest date referenced in Section 2.04. The Upper-Tier REMIC shall hold as assets the several classes of uncertificated REMIC 3 Regular Interests, set out below. REMIC 1 shall hold as assets the assets described in the definition of "Trust Fund" herein (other than the Prepayment Premiums, the Interest Rate Swap Agreement and the Excess Reserve Fund Account). Each REMIC 1 Regular Interest is hereby designated as a regular interest in REMIC 1. Each REMIC 2 Regular Interest is hereby designated as a regular interest in REMIC 2. Each REMIC 3 Regular Interest is hereby designated as a regular interest in REMIC 3. The Class P Certificates represent beneficial ownership of the Prepayment Premiums, each Class of Regular Certificates represents beneficial ownership of a regular interest in the Upper-Tier REMIC and the right to receive Basis Risk Carry Forward Amounts and the Class 4A-IO Certificates represent beneficial ownership of two separate regular interests in the Upper-Tier REMIC, the Interest Rate Swap Agreement, the Supplemental Trust and the Excess Reserve Fund Account, which portions of the Trust Fund shall be treated as a grantor trust.

                                    REMIC 1

         The REMIC 1 Regular Interests will have the initial principal balance, Pass-Through Rates and corresponding Loan Groups as set forth in the following table:


                                   Initial Principal     Pass-Through           Corresponding
REMIC 1 Interests                  Balance               Rate                   Loan Group
-----------------                  -------               ----                   ----------
A-1  (0.9% of the Assumed
Balance of Loan Group 1)           (1)                   (2)                    1
B-1  (0.1% of the Assumed
Balance of Loan Group 1)           (1)                   (2)                    1
C-1  (Excess of Loan Group 1)      (1)                   (2)                    1
A-2  (0.9% of the Assumed
Balance of Loan Group 2)           (1)                   (2)                    2
B-2  (0.1% of the Assumed
Balance of Loan Group 2)           (1)                   (2)                    2
C-2  (Excess of Loan Group 2)      (1)                   (2)                    2
A-3  (0.9% of the Assumed
Balance of Loan Group 3)           (1)                   (2)                    3
B-3  (0.1% of the Assumed
Balance of Loan Group 3)           (1)                   (2)                    3
C-3  (Excess of Loan Group 3)      (1)                   (2)                    3
A-4  (0.9% of the Assumed
Balance of Loan Group 4)           (1)                   (2)                    4
B-4  (0.1% of the Assumed
Balance of Loan Group 4)           (1)                   (2)                    4
C-4  (Excess of Loan Group 4)      (1)                   (2)                    4
R-1                                (3)                   (3)                    N/A



---------------
(1) Each Class A Interest will have a principal balance initially equal to 0.9% of the Assumed Balance of its corresponding Loan Group. Each Class B Interest will have a principal balance initially equal to 0.1% of the the Assumed Balance of its corresponding Loan Group. The initial principal balance of each Class C Interest will equal the excess of the initial aggregate principal balance of its corresponding Loan Group over the initial aggregate principal balances of the Class A and Class B Interests corresponding to such Loan Group.

(2) The Weighted Average Adjusted Net Mortgage Rate of the corresponding Loan Group.

(3) The Class R-1 Interest is the sole class of residual interest in REMIC 1. It has no principal balance and pays no principal or interest.

         On each Distribution Date, the Available Distribution Amounts shall be distributed with respect to the REMIC 1 Interests in the following manner:

(1) Interest is to be distributed with respect to each REMIC 1 Interest according to the formulas described above;

(2) If Cross-Over Situation does not exist with respect to any Class of Interests, then Principal Amounts and Realized Losses arising with respect to each Loan Group will be allocated: first to cause the Loan Group's corresponding Class A and Class B to equal, respectively, 0.9% of the Assumed Balance and 0.1% of the Assumed Balance (i.e. subordination); and second to the Loan Group's corresponding Class C Interest;

(4) If a Cross-Over Situation exists with respect to the Class A and Class B Interests then:

         (a) if the Calculation Rate in respect of the outstanding Class A and Class B Interests is less than the Subordinate Pass-Through Rate, Principal Relocation Payments will be made proportionately to the outstanding Class A Interests prior to any other distributions of principal from each such Loan Group; and

         (b) if the Calculation Rate in respect of the outstanding Class A and Class B Interests is greater than the Subordinate Pass-Through Rate, Principal Relocation Payments will be made proportionately to the outstanding Class B Interests prior to any other distributions of principal from each such Loan Group.

In case of either (a) or (b), Principal Relocation Payments will be made so as to cause the Calculation Rate in respect of the outstanding Class A and Class B Interests to equal the Subordinate Pass-Through Rate. With respect to each Loan Group, if (and to the extent that) the sum of (a) the principal payments comprising the Principal Amount received during the Due Period and (b) the Realized Losses on the Mortgage Loans in that Loan Group, are insufficient to make the necessary reductions of principal on the Class A and Class B Interests, then interest will be added to the Loan Group's other REMIC 1 Interests that are not receiving Principal Relocation Payments, in proportion to their principal balances.

         (c) The outstanding aggregate Class A and Class B Interests for all Loan Groups will not be reduced below 1% of the excess of (i) the aggregate Stated Principal Balances of the Mortgage Loans as of the end of any Due Period over (ii) the Certificate Balance of the Senior Certificates (excluding the Residual Certificates) for all Certificate Groups as of the related Distribution Date (after taking into account distributions of principal on such Distribution Date).

If (and to the extent that) the limitation in paragraph (c) prevents the distribution of principal to the Class A and Class B Interests of a Loan Group, and if the Loan Group's Class C Interest has already been reduced to zero, then the excess principal from that Loan Group will be paid to the Class C Interests of the other Loan Group, the aggregate Class A and Class B Interests of which are less than 1% of the Assumed Balance. If the Mortgage Loans in the Loan Group of the Class C Interest that receives such payment has a Weighted Average Adjusted Net Mortgage Rate below the Weighted Average Adjusted Net Mortgage Rate of the Loan Group making the payment, then the payment will be treated by the REMIC 1 as a Realized Loss. Conversely, if the Loan Group of the Class C Interest that receives such payment has a Weighted Average Adjusted Net Mortgage Rate above the Weighted Average Adjusted Net Mortgage Rate of the Loan Group making the payment, then the payment will be treated by the REMIC 1 as a reimbursement for prior Realized Losses.

                               REMIC 2
                               -------

Class 2-1                                                (2)
Class 2-2                                                (2)
Class 2-3                                                (2)
Class 2-4                                                (2)
Class 2-5                                                (2)
Class 2-6                                                (2)
Class 2-7                                                (2)
Class 2-8                                                (2)
Class 3-9                                                (2)
Class 2-10                                               (2)
Class 2-11                                               (2)
Class 2-12                                               (2)
Class 2-13                                               (2)
Class 2-14                                               (2)
Class 2-15                                               (2)
Class 2-16                                               (2)
Class 2-17                                               (2)
Class 2-18                                               (2)
Class 2-19                                               (2)
Class 2-20                                               (2)
Class 2-21                                               (2)
Class 2-22                                               (2)
Class 2-23                                               (2)

Class 2-24                                               (2)
Class 2-25                                               (2)
Class 2-26                                               (2)
Class 2-27                                               (2)
Class 2-28                                               (2)
Class 2-29                                               (2)
Class 2-30                                               (2)
Class 2-31                                               (2)
Class 2-32                                               (2)
Class 2-33                                               (2)
Class 2-Support                                          (2)

     (1) Scheduled principal, prepayments and Realized Losses will be allocated first, among such Classes sequentially to the Class having the lowest cardinal number following such designation, and second, to the Class 2-Support Interest, in each case until reduced to zero.

     (2) The weighted average of the Net Mortgage Rates.

     In addition to issuing the REMIC 2 Regular Interests, REMIC 2 shall issue the Class R-2 Interest, which shall be represented by the Class RC Certificates and represent the sole class of residual interests in REMIC 2.

                                    REMIC 3
                                    -------

                                                        Corresponding
REMIC 3 Interest                      REMIC 3          Upper-Tier REMIC
  Designation                     Interest Rate           Class (1)
  -----------                     -------------           ---------
Class 3-1A1                            (2)                   1A1
Class 3-1A2                            (2)                   1A2
Class 3-2A1                            (3)                   2A1
Class 3-3A1                            (4)                   3A1
Class 3-4A1                            (5)                   4A1
Class 3-4A2                            (5)                   4A2
Class 3-4A3                            (6)                   4A3
Class 3-B-1                            (7)                   B-1
Class 3-B-2                            (7)                   B-2
Class 3-B-3                            (7)                   B-3

                                                        Corresponding
REMIC 3 Interest                      REMIC 3          Upper-Tier REMIC
  Designation                     Interest Rate           Class (1)
  -----------                     -------------           ---------
Class 3-B-4                            (7)                   B-4
Class 3-B-5                            (7)                   B-5
Class 3-B-6                            (7)                   B-6
3-Swap IO                              (8)                   N/A
--------------------

(1) On each Distribution Date, following the allocation of scheduled principal, principal prepayments and Realized Losses, the principal balance of each Class of REMIC 3 Interests will equal the principal balance in respect of its Corresponding Upper-Tier REMIC Interest.

(2) The interest rate with respect to any Distribution Date will be the Loan Group I Cap.

(3) The interest rate with respect to any Distribution Date will be the Loan Group II Cap.

(4) The interest rate with respect to any Distribution Date will be the Loan Group III Cap.

(5) The interest rate with respect to any Distribution Date will be the Group IV WAC Cap.

(6) The interest rate with respect to any Distribution Date will be the Loan Group IV Cap.

(7)  The Calculation Rate.

(8) For each Distribution Date, the REMIC 3 Interest Rate will equal the excess of [?]% over one month LIBOR on a notional balance equal to the sum of the principal balances of each REMIC 2 Regular Interest whose cardinal number following such designation (e.g. -1, -2, -3,...) is not exceeded by the ordinal number of the Distribution Date following the Closing Date (e.g. first, second, third,...) for such Distribution Date.

         REMIC 3 shall hold as assets all of the REMIC 2 Regular Interests.

         In addition to issuing the REMIC 3 Regular Interests, REMIC 3 shall issue the Class R-3 Interest which shall be the sole class of residual interests in REMIC 3. The Class RC Certificates will represent ownership of the Class R-3 Interest and will be issued as a single certificate in a principal amount of $100 and shall have no interest rate. Amounts received by the Class R-3 Interest shall be deemed paid from REMIC 3.

                             The Upper-Tier REMIC

         The Upper-Tier REMIC shall issue the following classes of Upper-Tier Regular Interests, and each such interest, other than the Class UT-R Interest, is hereby designated as a regular interest in the Upper-Tier REMIC.


                                Upper-Tier Interest
                                    Rate and              Initial Upper-Tier Principal
  Upper-Tier                      Corresponding             Amount and Corresponding       Corresponding Class of
Class Designation            Class Pass-Through Rate       Class Certificate Balance           Certificates
-----------------            -----------------------       -------------------------           ------------
Class 1A1                           (1)                        $                               Class 1A1(11)


                                      6

                                Upper-Tier Interest
                                    Rate and              Initial Upper-Tier Principal
  Upper-Tier                      Corresponding             Amount and Corresponding       Corresponding Class of
Class Designation            Class Pass-Through Rate       Class Certificate Balance           Certificates
-----------------            -----------------------       -------------------------           ------------
Class 1A2                           (1)                        $                               Class 1A2(11)
Class 2A1                           (2)                        $                               Class 2A1(11)
Class 3A1                           (3)                        $                               Class 3A1(11)
Class 4A1                           (4)                        $                               Class 4A1(11)
Class 4A2                           (5)                        $                               Class 4A2(11)
Class 4A3                           (6)                        $                               Class 4A3(11)
Class B-1                           (5)                        $                               Class B-1
Class B-2                           (6)                        $                               Class B-2
Class B-3                           (7)                        $                               Class B-3
Class B-4                           (7)                        $                               Class B-4
Class B-5                           (7)                        $                               Class B-5
Class B-6                           (7)                        $                               Class B-6
Class 4A-IO                         (8)                                     (10)               Class 4A-IO(10)
UT-Swap IO                          (9)                                                        N/A



(1) The Class 1A1 and Class 1A2 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to the Loan Group I Cap.

(2) The Class 2A1 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to the Loan Group II Cap.

(3) The Class 3A1 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to the Loan Group III Cap.

(4) The Class 4A1 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to the lesser of (a) LIBOR plus [?]% and
     (b) the Group IV WAC Cap.

(5) The Class 4A2 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to the lesser of (a) LIBOR plus [?]% and
     (b) the Group IV WAC Cap.

(6) The Class 4A3 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to the Loan Group IV Cap.

(7) The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and the Class B-6 Interests will bear interest during each Interest Accrual Period at a per annum rate equal to (i) the sum of the following for each Loan Group: the product of (x) the related Loan Group Cap and (y) the related Group Subordinate Amount, divided by (ii) the aggregate Class Certificate Balance of the Subordinate Certificates.

(8) The Class 4A-IO Interest will accrue interest on a notional principal balance. As of any Distribution Date, the Class 4A-IO Interest shall have a notional principal balance equal to the aggregate of the principal balances of the REMIC 3 Regular Interests as of the first day of the related Interest Accrual Period. With respect to any Interest Accrual Period, the Class 4A-IO Interest shall bear interest at a rate equal to the excess, if any, of the Group IV WAC Cap minus net swap receipts over the weighted average of the Pass-Through Rates in respect of the Class 4-A-1 and Class 4-A-2 Certificates. The Class 4A-IO Certificates will represent beneficial ownership of the Class 4A-IO Interest, the Interest Rate Swap Agreement, the Supplemental Interest Trust and amounts in the Excess Reserve Fund Account, subject to the obligation to make payments from the Excess Reserve Fund Account and the Supplemental Interest Trust in respect of Basis Risk Carry Forward Amounts. For federal income tax purposes, the Securities Administrator will treat the Class 4A-IO Certificateholders' obligation to make payments from the Excess Reserve Fund Account and the Supplemental Interest Trust as payments made pursuant to an interest rate cap contract written by the Class 4A-IO Certificateholders in favor of each Class of LIBOR Certificates. Such rights of the Class 4A-IO Certificateholders and LIBOR Certificateholders shall be treated as held in a portion of the Trust Fund that is treated as a grantor trust under subpart E, Part I of subchapter J of the Code.

(9) Each of these Certificates will represent not only the ownership of the Corresponding Class of Upper-Tier Regular Interest but also the right to receive payments from the Excess Reserve Fund Account and the Supplemental Interest Trust in respect of any Basis Risk Carry Forward Amounts. For federal income tax purposes, the Securities Administrator will treat a Certificateholder's right to receive payments from the Excess Reserve Fund Account and the Supplemental Interest Trust as payments made pursuant to an interest rate cap contract written by the Class 4A-IO Certificateholders.

(10) For each Distribution Date, 100% of the cash flow in respect of the Class 3-Swap IO Interest. The Class 4A-IO Certificates will be entitled to 100% of the Cash flow in respect of the Class UT-Swap IO Interest.

     Each of the Class 4A and Subordinate Certificates will also be subject to the obligation to pay Class IO Shortfalls as described in Section 8.14. For federal income tax purposes, any amount distributed on the LIBOR Certificates on any such Distribution Date in excess of their Pass Through Rate, calculated by subtracting any Net Swap Payment Amounts from the Group IV WAC Cap (the "REMIC Cap") shall be treated as having been paid from the Excess Reserve Fund Account or the Supplemental Interest Trust, as applicable, and any excess of the REMIC Cap over the amount distributable on such Class of LIBOR Certificates on such Distribution Date shall be treated as having been paid to the Supplemental Interest Trust, all pursuant to, and as further provided in,
Section 8.14. The Securities Administrator will treat a LIBOR Certificateholder's right to receive payments from the Excess Reserve Fund Account and the Supplemental Interest Trust as payments made pursuant to an interest rate cap contract written by the Class 4A-IO Certificateholders.

         In addition to issuing the Upper-Tier Regular Interests, the Upper-Tier REMIC shall issue the Class R Certificates, which shall be the sole class of residual interests in the Upper-Tier REMIC. The Class R Certificates will be issued as a single certificate in book-entry form in a principal amount of $100 and shall have no interest rate. Amounts received by the Class R Certificates shall be deemed paid from the Upper-Tier REMIC.

         The foregoing REMIC structure is intended to cause all of the cash from the Mortgage Loans to flow through to the Upper-Tier REMIC as cash flow on a REMIC regular interest, without creating any actual or potential shortfall (other than for credit losses) to any Trust REMIC regular interest. It is not intended that the Class R or Class RC Certificates be entitled to any cash flow pursuant to this Agreement except as provided in Section 4.01(a)(iii)(O) hereunder.

         For any purpose for which the Pass-Through Rates are calculated, the interest rate on the Mortgage Loans shall be appropriately adjusted to account for the difference between the monthly day count convention of the Mortgage Loans and the monthly day count convention of the regular interests issued by each of the REMICs. For purposes of calculating the Pass-Through Rates for each of the interests issued by REMIC 1 such rates shall be adjusted to equal a monthly day count convention based on a 30 day month for each Due Period and a 360-day year so that the Mortgage Loans and all regular interests will be using the same monthly day count convention.

         The minimum denomination or notional amount for each Class of the Offered Certificates will be $50,000 initial Certificate Balance, with integral multiples of $1 in excess thereof except that one Certificate in each Class may be issued in a different amount. The minimum denomination for (a) the Class R and Class RC Certificates will each be $100 and each will be a 100% Percentage Interest in such Class, (b) the Class B-4, Class B-5 and Class B-6 will each be $6,676,000, $4,895,000 and $3,562,631, respectively, and each will be a [100]% Percentage Interest in such Class and (b) the Class P Certificates will be a 1% Percentage Interest in each such Class.

         For any purpose for which the Pass-Through Rates are calculated, the interest rate on the Mortgage Loans shall be appropriately adjusted to account for the difference between the monthly day count convention of the Mortgage Loans and the monthly day count convention of the regular interests issued by each of the REMICs. For purposes of calculating the Pass-Through Rates for each of the interests issued by the Lower-Tier REMIC such rates shall be adjusted to equal a monthly day count convention based on a 30 day month for each Due Period and a 360-day year so that the Mortgage Loans and all regular interests will be using the same monthly day count convention.

         The minimum denomination for each Class of the Offered Certificates will be $50,000 initial Certificate Balance, with integral multiples of $1 in excess thereof except that one Certificate in each Class may be issued in a different amount. The minimum denomination for (a) the Class R and Class RC Certificates will each be $100 and each will be a 100% Percentage Interest in such Class and (b) the Class P and Class 4A-IO Certificates will be a 1% Percentage Interest in each such Class.

         Set forth below are designations of Classes of Certificates to the categories used herein:

Book-Entry Certificates.........All Classes of Certificates  other than the
                                Physical Certificates.

Class A Certificates............The Class 1A1,  Class 1A2, Class 2A1, Class
                                3A1,  Class 4A1,  Class 4A2,  Class 4A3 and
                                Class 4A-IO Certificates, collectively.

Class B Certificates............The Class B-1,  Class B-2, Class B-3, Class
                                B-4, Class B-5 and Class B-6 Certificates, collectively.

Group I Certificates............The Class 1A1,  Class 1A2, Class B-1, Class
                                B-2 and Class B-3  Certificates,
                                collectively.

Group II Certificates...........The Class  2A1,  Class  B-1,  Class B-2 and
                                Class B-3 Certificates, collectively.

Group III Certificates..........The Class  3A1,  Class  B-1,  Class B-2 and
                                Class B-3 Certificates, collectively.

Group IV Certificates...........The Class 4A1,  Class 4A2, Class 4A3, Class
                                B-1, Class B-2 and Class B-3 Certificates, collectively.

Residual Certificates...........The Class R and Class RC Certificates.

ERISA Restricted
Certificates....................The Private Certificates and any
                                Certificate  with a rating below the lowest
                                applicable   permitted   rating  under  the
                                Underwriters' Exemption.

Interest-Bearing Certificates...The Class A and Class B Certificates.

Offered Certificates............All Classes of Certificates  other than the
                                Private Certificates.

LIBOR Certificates..............The Class 4A1 and Class 4A2 Certificates.

Notional Amount Certificates....The Class 4A-IO Certificates.

Physical Certificates...........The Class P Certificates.

Private Certificates............The Class B-4,  Class B-5, Class B-6, Class
                                P and Class 4A-IO Certificates.

Rating Agencies.................Moody's and S&P.

Regular Certificates............All Classes of Certificates  other than the
                                Regular Certificates.

Senior Certificates.............The Class 1A1,  Class 1A2, Class 2A1, Class
                                3A1,  Class 4A1,  Class 4A2,  Class 4A3 and
                                Class 4A-IO Certificates.

Subordinate Certificates........The Class B Certificates.


                                   ARTICLE I

                                  DEFINITIONS

         Section 1.01 Definitions. Capitalized terms used herein but not defined herein shall have the meanings given them in the Servicing Agreements or Sale Agreements. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

         Account: Any of the Distribution Account or the Excess Reserve Fund Account. Each Account shall be an Eligible Account.

         Accrued Certificate Interest: With respect to any Distribution Date for each Class of Interest-Bearing Certificates, (i) the amount of interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the related Class Certificate Balance or Notional Amount immediately prior to such Distribution Date, as reduced by such Class's share of Net Prepayment Interest Shortfalls and Relief Act Interest Shortfalls for the related Due Period allocated to such Class pursuant to Section 4.02 plus
(ii) the sum of (a) the portion of the Accrued Certificate Interest from Distribution Dates remaining unpaid prior to the current Distribution Date and
(b) interest on the amount in clause (a) at the applicable Pass-Through Rate (to the extent permitted by applicable law).

         Additional Designated Information:  As defined in Section 13.02.

         Adjusted Net Mortgage Interest Rate: As to each Mortgage Loan and at any time, the per annum rate equal to the Mortgage Interest Rate less the Expense Fee Rate.

         Administrative Fee Rate: With respect to any Mortgage Loan, the Master Servicing Fee Rate.

         Administrative Fees: As to each Mortgage Loan, the fees calculated by reference to the Administrative Fee Rate.

         Advance:  Any Monthly Advance or Servicing Advance.

         Affected Senior Certificate: As defined in Section 4.03 hereof.

         Affected Subordinate Certificate: As defined in Section 4.01(d) hereof.

         Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         Agreement: This Master Servicing and Trust Agreement and all amendments or supplements hereto.

         [Apportioned Principal Balance: For any Class of Subordinate Certificates and any Distribution Date, the Class Principal Balance of such Class immediately prior to such Distribution Date multiplied by a fraction, the numerator of which is the related Group Subordinate Amount for such date and the denominator of which is the sum of all Group Subordinate Amounts for such date.]

         Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form (other than the assignee's name and recording information not yet returned from the recording office), reflecting the sale of the Mortgage to the Trustee.

         Assignment Agreement: A Step 1 Assignment Agreement or a Step 2 Assignment Agreement.

         Auction Call: As defined in Section 11.01.

         Available Distribution Amount: For any Distribution Date and any Loan Group, the sum for the Mortgage Loans in such Loan Group of the following amounts:

         (a) the total amount of all cash received from or on behalf of the Mortgagors or advanced by the applicable Servicer, or the Master Servicer as successor servicer in the event the applicable Servicer fails to make such required advances, or by the Trustee as successor master servicer in the event the Master Servicer fails to make any such required advances, in each case pursuant to the advancing requirements set forth in the applicable Sale Agreements, Servicing Agreements and Assignment Agreements, as applicable) on the Mortgage Loans in such Loan Group and not previously distributed (including Advances made by such Servicer (or the Master Servicer as successor servicer) in the event the applicable Servicer fails to make any such required advances or the Trustee as successor master servicer, or by another successor servicer, in the event the Master Servicer fails to make any such required advances, in each case pursuant to the advancing requirements set forth in the applicable Servicing Agreement, Sale Agreements or Assignment Agreements, as applicable), Compensating Interest made by such Servicer (or the Master Servicer or the Trustee as successor Master Servicer, as the case may be) and proceeds of Mortgage Loans that are liquidated), except:

         (i) all Scheduled Payments collected but due on a Due Date after that Distribution Date;

         (ii) all voluntary Principal Prepayments in full or in part by the Mortgagor received after the previous calendar month;

         (iii) all voluntary Principal Prepayments in full by the Mortgagor received after the previous calendar month (together with any interest payment received with such voluntary Principal Prepayments to the extent that it represents the payment of interest accrued on the Mortgage Loans for the period after the previous calendar month);

         (iv) Liquidation Proceeds and Insurance Proceeds received on the Mortgage Loans in such Loan Group after the previous calendar month;

         (v) all amounts in the Distribution Account from Mortgage Loans in the related Loan Groups that are then due and payable to the applicable Servicer under the related Servicing Agreement;

         (vi) the Servicing Fee and the Lender Fee Paid Mortgage Insurance Amount for each Mortgage Loan in such Loan Group, net of any amounts payable as compensating interest by the applicable Servicer on that Distribution Date;

         (vii) any Crossover Amount from such Loan Group required to be allocated to any other Loan Group pursuant to Section 4.03;

         (viii) such Loan Group's share of all related indemnification amounts and other amounts reimbursable on such Distribution Date to the Master Servicer, the Securities Administrator, the Custodians and the Trustee, as provided herein;

         (b) the total amount of any cash received by the Securities Administrator or the applicable Servicer (or the Master Servicer) from the repurchase by the applicable Seller, the Depositor or GSMC of any Mortgage Loans pursuant to any Assignment Agreement or any Servicing Agreement, together with any Substitution Adjustment Amount received by the Securities Administrator in connection with the substitution by the Depositor of a Qualified Substitute Mortgage Loan for a Deleted Mortgage Loan pursuant to a Servicing Agreement or Assignment Agreement, as applicable, in each case as a result of defective documentation or breach of representations and warranties (provided that the obligation to repurchase arose before the related Due
Date);

         (c) any Crossover Amount from any other Loan Group required to be allocated to such Loan Group pursuant to Section 4.03; and

         (d) any Subsequent Recoveries received with respect to the Mortgage Loans in such Loan Group.

         Avelo: Avelo Mortgage, L.L.C., a Delaware limited liability company, and its successors in interest.

         Avelo Servicing Agreement: The Flow Servicing Agreement, dated as of January 1, 2006, between Goldman Sachs Mortgage Company and Avelo Mortgage, L.L.C.

         Bankruptcy Coverage: For any Distribution Date, an amount equal to the greater of (i) (x) $363,428.05 or such lesser amount as may be determined by the Depositor from time to time upon written confirmation from each Rating Agency that the use of such lesser amount will not adversely affect the then current ratings assigned to any Class of Certificates by such Rating Agency, minus (y) the aggregate amount of Bankruptcy Losses allocated to the Certificates on or prior to such date and (ii) zero.

         Bankruptcy Loss: (A) Any reduction in the total amount owed by a Mortgagor on a Mortgage Loan occurring as a result of a final order of a court in a bankruptcy proceeding and (B) a Modification Loss in connection with a bankruptcy.

         Basis Risk Carry Forward Amount: With respect to each Class of LIBOR Certificates, as of any Distribution Date, the sum of (A) if on such Distribution Date the Pass-Through for any Class of LIBOR Certificates is based upon the Group IV WAC Cap, the excess, if any, of (i) the amount of interest such Class of Certificates would otherwise be entitled to receive on such Distribution Date had such Pass-Through Rate not been subject to the Group IV WAC Cap, over (ii) the amount of interest that Class of Certificates received on such Distribution Date talking into account the Group IV WAC Cap and (B) the Basis Risk Carry Forward Amount for such Class of Certificates for all previous Distribution Dates not previously paid, together with interest thereon at a rate equal to the applicable Pass-Through Rate for such Class of Certificates for such Distribution Date, without giving effect to the Group IV WAC Cap.

         Basis Risk Payment: For any Distribution Date, an amount equal to the lesser of (i) the aggregate of the Basis Risk Carry Forward Amounts for such Distribution Date, (ii) the Accrued Certificate Interest Distribution Amount payable to the Class 4A-IO Certificates for such Distribution Date (prior to any reduction for Basis Risk Payments) or (iii) the amount payable from the Supplemental Interest Trust.

         Book-Entry Certificates:  As specified in the Preliminary Statement.

         Business Day: Any day other than (i) Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions, in (a) the States of New York or California, (b) the State in which a Servicer's servicing operations are located, or (c) the State in which the Trustee's operations are located, are authorized or obligated by law or executive order to be closed.

         Calculation Rate: For each Distribution Date, the product of (i) 10 and (ii) the weighted average pass-through rate of the outstanding Class A and Class B Interests, treating each of the Class A Interests as capped at zero or reduced by a fixed percentage of 100% of the interest accruing on such Class.

         Certificate: Any one of the Certificates executed by the Securities Administrator in substantially the forms attached hereto as exhibits.

         Certificate Balance: With respect to any Class of Certificates (other than the Notional Amount certificates), at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the Denomination thereof (A) plus any increase in the Certificate Balance of such Certificates due to the receipt of Subsequent Recoveries, (B) minus the sum of (i) all distributions of principal previously made with respect thereto and (ii) all Realized Losses allocated thereto and, in the case of each Subordinate Certificates, all other reductions in Certificate Balance previously allocated thereto pursuant to Section 4.02. The Class P Certificates and the Notional Amount Certificates have no Certificate Balance.

         Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate.

         Certificate Register: The register maintained pursuant to Section
5.02.

         Certificateholder or Holder: The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or any affiliate of the Depositor shall be deemed not to be Outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect such consent has been obtained; provided, however, that if any such Person (including the Depositor) owns 100% of the Percentage Interests evidenced by a Class of Certificates, such Certificates shall be deemed to be Outstanding for purposes of any provision hereof that requires the consent of the Holders of Certificates of a particular Class as a condition to the taking of any action hereunder. The Securities Administrator is entitled to rely conclusively on a certification of the Depositor or any affiliate of the Depositor in determining which Certificates are registered in the name of an affiliate of the Depositor.

         Certification Party: As defined in Section 13.05.

         Certifying Person: As defined in Section 13.05.

         Class: All Certificates bearing the same class designation as set forth in this Agreement.

         Class 1A Certificates: The Class 1A1 and Class 1A2 Certificates, collectively.

         Class 1A1 Certificates: All Certificates bearing the class designation of "Class 1A1."

         Class 1A2 Certificates: All Certificates bearing the class designation of "Class 1A2."

         Class 2A Certificates: The Class 2A1 Certificates.

         Class 2A1 Certificates: All Certificates bearing the class designation of "Class 2A1."

         Class 3A Certificates: The Class 3A1 Certificates, collectively.

         Class 3A1 Certificates: All Certificates bearing the class designation of "Class 3A1."

         Class 4A Certificates: The Class 4A1, Class 4A2, Class 4A3 and Class 4A-IO Certificates, collectively.

         Class 4A1 Certificates: All Certificates bearing the class designation of "Class 4A1."

         Class 4A2 Certificates: All Certificates bearing the class designation of "Class 4A2."

         Class 4A3 Certificates: All Certificates bearing the class designation of "Class 4A3."

         Class 4A-IO Certificates: All Certificates bearing the class designation of "Class 4A-IO."

         Class 4A-IO Interest: The Upper-Tier Regular Interest represented by the Class 4A-IO Certificates as specified and described in the Preliminary Statement and the related footnote thereto.

         Class A Certificate Group: Any of the Class 1A, Class 2A, Class 3A or Class 4A Certificates.

         Class A Certificates: As specified in the Preliminary Statement.

         Class B Certificates: As specified in the Preliminary Statement.

         Class B-1 Certificates: All Certificates bearing the class designation of "Class B-1."

         Class B-2 Certificates: All Certificates bearing the class designation of "Class B-2."

         Class B-3 Certificates: All Certificates bearing the class designation of "Class B-3."

         Class B-4 Certificates: All Certificates bearing the class designation of "Class B-4."

         Class B-5 Certificates: All Certificates bearing the class designation of "Class B-5."

         Class B-6 Certificates: All Certificates bearing the class designation of "Class B-6."

         Class Certificate Balance: With respect to any Class and as to any date of determination, the aggregate of the Certificate Balances of all Certificates of such Class as of such date.

         [Class IO Shortfalls: As defined in Section 8.14. For the avoidance of doubt, the Class IO Shortfall for any Distribution Date shall equal the amount payable to the Class 4A-IO Certificates in respect of amounts due to the Swap Provider on such Distribution Date (other than Defaulted Swap Termination Payments) in excess of the amount payable on the Class 4A-10 Interest on such Distribution Date, all as further provided in Section 8.14.]

         Class P Certificates: All Certificates bearing the class designation of "Class P."

         Class R Certificates: All Certificates bearing the class designation of "Class R."

         Class RC Certificates: All Certificates bearing the class designation of "Class RC."

         Closing Date: March 2, 2006.

         Code: The Internal Revenue Code of 1986, including any successor or amendatory provisions.

         Collection Account: The "Custodial Account" as defined in the Servicing Agreements.

         Commission: The U.S. Securities and Exchange Commission.

         Compensating Interest: For any Distribution Date, the lesser of (a) the aggregate of the Prepayment Interest Shortfalls, if any, for the Distribution Date, with respect to voluntary Principal Prepayments in full or in part by the Mortgagor (excluding any payments made upon liquidation of the Mortgage Loan), and (b)(i) one-half of the aggregate Servicing Fee received for such Distribution Date in the case of Countrywide Servicing (servicing non-Goldman Conduit Mortgage Loans or (ii) the aggregate Servicing Fee received in the case of Avelo and Countrywide (sub-servicing the Goldman Conduit Mortgage Loans) for such Distribution Date.

         Condemnation Proceeds: All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

         Corporate Trust Office: With respect to the Securities Administrator, to the principal office of the Securities Administrator at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services, GSAA Home Equity Trust 2006-4, or at such other address as the Securities Administrator may designate from time to time by notice to the Certificateholders. With respect to the Deutsche Bank National Trust Company as Trustee and as a Custodian, to the principal office of the Trustee at 1761 East St. Andrew Place, Santa Ana, California 92705-4934, Attention: Trust Administration - GS0604, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders. With respect to U.S Bank National Association, as a Custodian, to the principal office of such Custodian at 1133 Rankin Street, Suite 100, St. Paul, Minnesota 55116, telephone number (651) 695-6105, attention: GSAA Home Equity Trust 2006-4, or at such other address as such Custodian may designate from time to time by notice to the Certificateholders. With respect to JPMorgan Chase Bank, National Association, as a Custodian, to the principal office of such Custodian at 2220 Chemsearch Boulevard, Suite 150, Irving, Texas 75062, telephone number (972) 785-5205, attention: GSAA Home Equity 2006-4, or at such other address as such Custodian may designate from time to time by notice to the Certificateholders.

         Corresponding Class: The Class of interests in one Trust REMIC created under this Agreement that corresponds to the Class of interests in the other Trust REMIC or to a Class of Certificates in the manner set out below:

                            [SUBJECT TO TAX REVIEW]

REMIC 1                      REMIC II           REMIC III        Corresponding
Regular                       Regular            Regular            Class of
Interest                     Interest           Interest          Certificates
--------                     --------           --------          ------------
Class MT-1A1                 Class 1A1                             Class 1A1
Class MT-1A2                 Class 1A2                             Class 1A2
Class MT-2A1                 Class 2A1                             Class 2A1
Class MT-3A1                 Class 3A1                             Class 3A1
Class MT-3A2                 Class 3A2                             Class 3A2
Class MT-3A3                 Class 3A3                             Class 3A3
Class MT-4A1                 Class 4A1                             Class 4A1
Class MT-4A2                 Class 4A2                             Class 4A2
Class MT-4A3                 Class 4A3                             Class 4A3
Class MT-4A-IO              Class 4A-IO                           Class 4A-IO
Class MT-B-1                 Class B-1                             Class B-1
Class MT-B-2                 Class B-2                             Class B-2
Class MT-B-3                 Class B-3                             Class B-3
Class MT-B-4                 Class B-4                             Class B-4
Class MT-B-5                 Class B-5                             Class B-5
Class MT-B-6                 Class B-6                             Class B-6

         Countrywide: Countrywide Home Loans, Inc., a New York corporation, and its successors in interest.

         Countrywide Mortgage Loans: The Mortgage Loans acquired by the Purchaser from Countrywide pursuant to the Countrywide Sale Agreement.

         Countrywide Sale Agreement: The Master Mortgage Loan Purchase Agreement, dated July 1, 2004, between Countrywide and Goldman Sachs Mortgage Company, as amended by Amendment Reg AB to the Master Mortgage Loan Purchase and Servicing Agreement, dated January 1, 2006, between Countrywide, Countrywide Servicing and Goldman Sachs Mortgage Company.

         Countrywide Servicing: Countrywide Home Loans Servicing LP, a Texas limited partnership, and its successors in interest.

         Countrywide Servicing Agreement: The Servicing Agreement, dated July 1, 2004, between Countrywide Servicing and Goldman Sachs Mortgage Company, as amended by Amendment Reg AB to the Master Mortgage Loan Purchase and Servicing Agreement, dated January 1, 2006, between Countrywide, Countrywide Servicing and Goldman Sachs Mortgage Company.

         Crossover Amounts: Amounts related to a Loan Group that are required to be paid to the Senior Certificates related to another Loan Group pursuant to Section 4.03.

         Cross-over Situation: For any Distribution Date and for any Loan Group (after taking into account principal distributions on such Distribution
Date) a Cross-Over Situation exists with respect to the Class A and Class B Interests of the Loan Group if such Interests in the aggregate are less than 1% of the [subordination] of the related Loan Group.

         Custodial File: With respect to each Mortgage Loan, any Mortgage Loan Document which is delivered to the Custodian or which at any time comes into the possession of the Custodian.

         Custodians:  Deutsche Bank, U.S. Bank and JPMorgan.

         Cut-off Date:  February 1, 2006.

         Cut-off Date Pool Principal Balance: The aggregate Stated Principal Balance of all Mortgage Loans as of the Cut-off Date.

         Cut-off Date Principal Balance: As to any Mortgage Loan, the Stated Principal Balance thereof as of the close of business on the Cut-off Date (after giving effect to payments of principal due on that date, whether or not received).

         Delinquency/Loss Test: A test that is satisfied on any Distribution Date if: (A) the aggregate outstanding principal balance of all Mortgage Loans delinquent sixty (60) days or more (including Mortgage Loans in bankruptcy or foreclosure and REO Property) averaged over the immediately preceding six-month period is less than or equal to 50% of the aggregate outstanding Class Principal Balance of the Subordinate Certificates as of such Distribution Date, and (B) cumulative Realized Losses as of each Distribution Date prior to March 2014, March 2015, March 2016 and March 2017 (and each March thereafter) do not exceed 30%, 35%, 40%, 45% and 50%, respectively, of the aggregate initial Class Principal Balance of the Subordinate Certificates.

         Defaulted Swap Termination Payment: Any Swap Termination Payment required to be paid by the Supplemental Interest Trust to the Swap Provider pursuant to the Interest Rate Swap Agreement as a result of an Event of Default (as defined in the Interest Rate Swap Agreement) with respect to which the Swap Provider is the defaulting party or a Termination Event (as defined in the Interest Rate Swap Agreement) (other than Illegality or a Tax Event that is not a Tax Event Upon Merger (each as defined in the Interest Rate Swap Agreement)) with respect to which the Swap Provider is the sole Affected Party (as defined in the Interest Rate Swap Agreement) or with respect to a termination resulting from a Substitution Event (as defined in the Interest Rate Swap Agreement).

         Definitive Certificates: Any Certificate evidenced by a Physical Certificate and any Certificate issued in lieu of a Book-Entry Certificate pursuant to Section 5.02(e).

         Deleted Mortgage Loan: A Mortgage Loan which is purchased or repurchased by a Responsible Party, the Purchaser or the Depositor in accordance with the terms of any Sale

Agreement, any Assignment Agreement or this Agreement, as applicable, or which is, in the case of a substitution by the Depositor pursuant to the Sale Agreements, the Servicing Agreements, the Assignment Agreements or this Agreement, replaced or to be replaced with a substitute mortgage loan.

         Denomination: With respect to each Certificate, the amount set forth on the face thereof as the "Initial Certificate Balance of this Certificate" or the Percentage Interest appearing on the face thereof.

         Depositor: GS Mortgage Securities Corp., a Delaware corporation, and its successors in interest.

         Depository: The initial Depository shall be The Depository Trust Company, the nominee of which is CEDE & Co., as the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York.

         Depository Institution: Any depository institution or trust company, including the Trustee and the Securities Administrator, that (a) is incorporated under the laws of the United States of America or any State thereof, (b) is subject to supervision and examination by federal or state banking authorities and (c) has outstanding unsecured commercial paper or other short-term unsecured debt obligations that are rated "P-1" by Moody's and "A-1" by Standard & Poor's.

         Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

         Determination Date: The 15th day of each month, or if the 15th day is not a Business Day, the immediately preceding Business Day..

         Deutsche Bank:  Deutsche Bank National Trust Company.

         Distribution Account: The separate Eligible Account created by the Securities Administrator pursuant to Section 3.01(b) in the name of the Securities Administrator as paying agent for the benefit of the Trustee and the Certificateholders and designated "Wells Fargo Bank, N.A., as paying agent, in trust for registered holders of GSAA Home Equity Trust 2006-4, Asset-Backed Certificates, Series 2006-4." Funds in the Distribution Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

         Distribution Date: The 25th day of each month or, if such day is not a Business Day, the immediately succeeding Business Day, commencing in March 2006.

         Document Certification and Exception Report: The report attached to Exhibit F hereto.

         Due Date: The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

         Due Period: With respect to any Distribution Date, the period commencing on the second day of the calendar month preceding the month in which that Distribution Date occurs and ending on the first day of the calendar month in which that Distribution Date occurs.

         Eligible Account: Either (i) an account maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is a subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated "A-1+" by Standard & Poor's, "F1" by Fitch and "P-1" by Moody's (or a comparable rating if another Rating Agency is specified by the Depositor by written notice to the Servicer) at the time any amounts are held on deposit therein, (ii) a trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity or (iii) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Securities Administrator or the Trustee.

         ERISA: The Employee Retirement Income Security Act of 1974, as amended.

         ERISA-Qualifying Underwriting: A best efforts or firm commitment underwriting or private placement that meets the requirements of Prohibited Transaction Exemption ("PTE") 2002-41, 67 Fed. Reg. 54487 (2002) (or any successor thereto), or any substantially similar administrative exemption granted by the U.S. Department of Labor.

         ERISA-Restricted Certificate: As specified in the Preliminary
Statement.

         Event of Default: As defined in the applicable Servicing Agreement.

         Excess Bankruptcy Losses: For any Distribution Date, the amount of Bankruptcy Losses for such Distribution Date in excess of the Bankruptcy Coverage for such Distribution Date.

         Excess Fraud Losses: For any Distribution Date, the amount of Fraud Losses for such Distribution Date in excess of the Fraud Coverage for such Distribution Date.

         Excess Reserve Fund Account: The separate Eligible Account created and maintained by the Securities Administrator pursuant to Sections 3.01(a) in the name of the Securities Administrator as paying agent for the benefit of the Regular Certificateholders and designated "Wells Fargo Bank, N.A., as paying agent, in trust for registered holders of GSAA Home Equity Trust 2006-4, Asset-Backed Certificates, Series 2006-4." Funds in the Excess Reserve Fund Account shall be held in trust for the Regular Certificateholders for the uses and purposes set forth in this Agreement. Amounts on deposit in the Excess Reserve Fund Account shall not be invested.

         Excess Special Hazard Losses: For any Distribution Date, the amount of Special Hazard Losses for such Distribution Date in excess of the Special Hazard Coverage for such Distribution Date.

         Excess Special Losses: Collectively, Excess Fraud Losses, Excess Bankruptcy Losses and Excess Special Hazard Losses.

         Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         Exchange Act Filing Obligations: The obligations of the Master Servicer under Sections 9.08 and 9.09 with respect to notice and information to be provided to the Depositor or Article XIII (except Section 13.07).

         Exchange Act Reports: Any reports on Form 10-D, Form 8-K and Form 10-K required to be filed by the Depositor with respect to the Trust Fund under the Exchange Act.

         Expense Fee Rate: As to each Mortgage Loan, a per annum rate equal to the sum of the Servicing Fee Rate, the Administrative Fee Rate and, if set forth on the Mortgage Loan Schedule, the applicable Primary Mortgage Insurance Policy premium rate.

         Expense Fees: As to each Mortgage Loan, the fees calculated by reference to the Expense Fee Rate.

         Fair Market Value Excess:  As defined in Section 11.01.

         Fannie Mae: The Federal National Mortgage Association, and its successors in interest.

         Final Scheduled Distribution Date: The Final Scheduled Distribution Date for each Class of Certificates is the Distribution Date occurring in March 2036.

         Fitch: Fitch, Inc.

         Form 10-D Disclosure Item: With respect to any Person, any pending material litigation or contemplated governmental proceedings against such Person that would have a material adverse impact on the Certificateholders.

         Form 10-K Disclosure Item: With respect to any Person: (a) any pending material litigation or contemplated governmental proceedings pending against such Person that would have a material adverse impact on the Certificateholders; and (b) any affiliations or relationships between such Person and any Item 1119 Party.

         Fraud Coverage: For any Distribution Date, an amount equal to (i) the following percentage of the aggregate Scheduled Principal Balance of all Mortgage Loans as of the Due Date in the preceding calendar month (or, in the case of the first Distribution Date, as of the Cut-Off Date): (A) for the period from and including the Cut-Off Date to but excluding the date of the first anniversary of the Cut-Off Date, 3.00%, (B) for the period from and including the first anniversary of the Cut-off Date to but excluding the date of the second anniversary of the Cut-off Date, 2.00% and (C) for the period from and including the date of the second anniversary of the Cut-Off Date to but excluding the date of the fifth anniversary of the Cut-Off Date, 1.00%, minus (ii) the aggregate amount of Fraud Losses allocated to the Certificates on or prior to such

Distribution Date. On the date of the fifth anniversary of the Cut-Off Date, and for each Distribution Date thereafter, the Fraud Coverage shall be zero. In no event may the Fraud Coverage be less than zero.

         Fraud Losses:  [o].

         Freddie Mac: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, and its successors in interest.

         Goldman Conduit: The Goldman Sachs Mortgage Conduit, a Goldman Sachs Mortgage Company residential mortgage loan conduit program, and its successors in interest.

         Goldman Conduit Mortgage Loans: The Mortgage Loans acquired by the Purchaser pursuant to the applicable Goldman Conduit Sale Agreements.

         Goldman Conduit Sale Agreements: The Master Loan Purchase Agreements, between various mortgage loan sellers and Goldman Sachs Mortgage Company, dated as of their respective dates.

         Group I Certificates: The Class 1A1, Class 1A2, Class B-1, Class B-2 and Class B-3 Certificates, collectively.

         Group I Mortgage Loans: The Mortgage Loans identified on the Mortgage Loan Schedule as Group I Mortgage Loans.

         Group II Certificates: The Class 2A1, Class B-1, Class B-2 and Class B-3 Certificates, collectively.

         Group II Mortgage Loans: The Mortgage Loans identified on the Mortgage Loan Schedule as Group II Mortgage Loans.

         Group III Certificates: The Class 3A1, Class B-1, Class B-2 and Class B-3 Certificates, collectively.

         Group III Mortgage Loans: The Mortgage Loans identified on the Mortgage Loan Schedule as Group III Mortgage Loans.

         Group IV Certificates: The Class 4A1, Class 4A2, Class 4A3, Class B-1, Class B-2 and Class B-3 Certificates, collectively.

         Group IV Mortgage Loans: The Mortgage Loans identified on the Mortgage Loan Schedule as Group IV Mortgage Loans.

         Group IV WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group IV Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate, if necessary and (B) the Net

Swap Receipt Amounts, if any, less Net Swap Payment Amounts, if any, divided by the Class Certificate Balance of the LIBOR Certificates immediately prior to that Distribution Date multiplied by 12.

         Group Subordinate Amount: As to any Distribution Date and (i) the Mortgage Loans in Loan Group I, shall be equal to the excess of the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group I for the preceding Distribution Date over the aggregate Class Principal Balance of the Group I Certificates after giving effect to distributions on that preceding Distribution Date; (ii) the Mortgage Loans in Loan Group II, shall be equal to the excess of the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group II for the preceding Distribution Date over the aggregate Class Principal Balance of the Group II Certificates after giving effect to distributions on that preceding Distribution Date; (iii) the Mortgage Loans in Loan Group III, shall be equal to the excess of the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group III for the preceding Distribution Date over the aggregate Class Principal Balance of the Group III Certificates after giving effect to distributions on that preceding Distribution Date; and (iv) the Mortgage Loans in Loan Group IV, shall be equal to the excess of the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group IV for the preceding Distribution Date over the aggregate Class Principal Balance of the Group IV Certificates after giving effect to distributions on that preceding Distribution Date.

         Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

         Interest Accrual Period: With respect to any Distribution Date, with respect to the LIBOR Certificates, the period commencing on the immediately preceding Distribution Date (or commencing on the Closing Date in the case of the first Distribution Date) and ending on the day immediately preceding the current Distribution Date. For purposes of computing interest accruals on each Class of LIBOR Certificates, each Interest Accrual Period has the actual number of days in such period and each year is assumed to have 360 days.

                  Interest Rate Swap Agreement: The interest rate swap agreement, dated as of February 28, 2006, between the GSAA Home Equity Trust 2006-4 and Goldman Sachs Mitsui Marine Derivative Products, L.P. and assigned to the Supplemental Interest Trust or any other swap agreement (including any related schedules) assigned to the Supplemental Interest Trust.

         Investment Account:  As defined in Section 3.02(a).

         Item 1119 Party: The Depositor, the Master Servicer, the Trustee, any Servicer, any subservicer, any originator identified in the Prospectus Supplement and any Swap Provider.

         JPMorgan: JPMorgan Chase Bank, National Association, a national banking association, and its successors in interest.

         LIBOR: With respect to any Interest Accrual Period for the LIBOR Certificates, the rate determined by the Securities Administrator on the related LIBOR Determination Date on the basis of the offered rate for one month U.S. dollar deposits as such rate appears on Telerate Page 3750 as of 11:00 a.m. (London time) on such date; provided, that if such rate does not appear on Telerate Page 3750, the rate for such date will be determined on the basis of the rates at which one-month U.S. dollar deposits are offered by the Reference Banks at approximately 11:00 a.m. (London time) on such date to prime banks in the London interbank market. In such event, the Securities Administrator shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%). If fewer than two quotations are provided as requested, the rate for that date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Securities Administrator (after consultation with the Depositor), at approximately 11:00 a.m. (New York City time) on such date for one-month U.S. dollar deposits of leading European banks. The establishment of LIBOR by the Securities Administrator and the Securities Administrator's subsequent calculations based thereon, in the absence of manifest error, shall be final and binding. Except as otherwise set forth herein, absent manifest error, the Securities Administrator may conclusively rely on quotations of LIBOR as such quotations appear on Telerate Screen Page 3750.

         LIBOR Certificates:  As specified in the Preliminary Statement.

         LIBOR Determination Date: With respect to any Interest Accrual Period for the LIBOR Certificates, the second London Business Day preceding the commencement of such Interest Accrual Period.

         Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) which was liquidated in the Principal Prepayment Period preceding the month of such Distribution Date and as to which any Servicer has certified that it has received all amounts it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

         Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan, including any Subsequent Recoveries.

         Loan Group: Loan Group I, Loan Group II, Loan Group III and Loan Group IV, as applicable.

         Loan Group I:  The Group I Mortgage Loans.

         Loan Group II:  The Group II Mortgage Loans.

         Loan Group III:  The Group III Mortgage Loans.

         Loan Group IV:  The Group IV Mortgage Loans.

         Loan Group Cap: The Loan Group I Cap, the Loan Group II Cap, the Loan Group III Cap or the Loan Group IV Cap, as applicable.

         Loan Group I Cap: With respect to the Group I Mortgage Loans as of any Distribution Date, a per annum rate equal to the weighted average of the Adjusted Net Mortgage Interest Rates then in effect on the beginning of the related Due Period on the Group I Mortgage Loans.

         Loan Group II Cap: With respect to the Group II Mortgage Loans as of any Distribution Date, a per annum rate equal to the weighted average of the Adjusted Net Mortgage Interest Rates then in effect on the beginning of the related Due Period on the Group II Mortgage Loans.

         Loan Group III Cap: With respect to the Group III Mortgage Loans as of any Distribution Date, a per annum rate equal to the weighted average of the Adjusted Net Mortgage Interest Rates then in effect on the beginning of the related Due Period on the Group III Mortgage Loans.

         Loan Group IV Cap: With respect to the Group IV Mortgage Loans as of any Distribution Date, a per annum rate equal to the weighted average of the Adjusted Net Mortgage Interest Rates then in effect on the beginning of the related Due Period on the Group IV Mortgage Loans.

         London Business Day: Any day on which dealings in deposits of United States dollars are transacted in the London interbank market.

         Lower-Tier Principal Amount: As described in the Preliminary
Statement.

         Lower-Tier Regular Interest: As described in the Preliminary
Statement.

         Lower-Tier REMIC:  As described in the Preliminary Statement.

         Majority Class 4A-IO Certificateholder: The Holder or Holders of a majority of the Percentage Interests in the Class 4A-IO Certificates.

         Master Servicer: Wells Fargo, and if a successor master servicer is appointed hereunder, such successor.

         Master Servicer Event of Default:  As defined in Section 9.04.

         Master Servicing Fee: As to any Distribution Date and each Mortgage Loan, an amount equal to 1/12th the [product of (a) the Master Servicing Fee Rate and (b)] the investment income earned on amounts on deposit in the Distribution Account during the Master Servicer Float Period. [WELLS FARGO TO CONFIRM]

         [Master Servicing Fee Rate: With respect to any Mortgage Loan, a per annum rate equal to 0.01%.] [WELLS FARGO TO CONFIRM]

         [Master Servicer Float Period: As to any Distribution Date and each Mortgage Loan, the period commencing on the 24th Business Day immediately preceding such Distribution Date and ending on such Distribution Date.] [WELLS TO CONFIRM]


         MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

         MERS Loan: Any Mortgage Loan registered with MERS on the MERS System.

         MERS System: The system of recording transfers of mortgages electronically maintained by MERS.

         Middle-Tier Principal Amount: As described in the Preliminary
Statement.

         [Middle-Tier Regular Interest: Each of the Class MT-1A1, Class MT-1A2, Class MT-2A1, Class MT-3A1, Class MT-4A1, Class MT-4A2, Class MT-4A3, Class 4A-IO, Class MT-B-1, Class MT-B-2, Class MT-B-3, Class MT-B-4, Class MT-B-5, Class MT-B-6, Class MT-Group I, Class MT-Group II and Class MT-Accrual Interests as described in the Preliminary Statement.] [SUBJECT TO TAX REVISION]

         [Middle-Tier REMIC: As described in the Preliminary Statement.] [SUBJECT TO TAX REVISION]

         Modification Loss: A decrease in the total payments due from a Mortgagor as a result of a modification of such Mortgage Loans following a default or reasonably expected default thereon. If a Modification Loss results in a decrease in the Note Rate of a Mortgage Loan, such Modification Loss shall be treated as occurring on each Due Date to the extent of such decrease.

         Monthly Advance:  As defined in the applicable Servicing Agreement.

         Monthly Payment: The scheduled monthly payment of principal and interest on a Mortgage Loan.

         Monthly Statement: The statement made available to the Certificateholders pursuant to Section 4.02.

         Moody's: Moody's Investors Service, Inc. If Moody's is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 12.05(b) the address for notices to Moody's shall be Moody's Investors Service, Inc., 99 Church Street, New York, New York

10007, Attention: Residential Mortgage Pass-Through Group, or such other address as Moody's may hereafter furnish to the Depositor and the Servicer.

         Mortgage: The mortgage, deed of trust or other instrument identified on the Mortgage Loan Schedule as securing a Mortgage Note.

         Mortgage File: The items pertaining to a particular Mortgage Loan contained in either the Servicing File or Custodial File.

         Mortgage Interest Rate: The annual rate of interest borne on a Mortgage Note with respect to each Mortgage Loan.

         Mortgage Loan: An individual Mortgage Loan which is the subject of a Sale Agreement and a Servicing Agreement, each Mortgage Loan originally sold and subject to any Sale Agreement being identified on the Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage File, the Servicing File, the Monthly Payments, Principal Prepayments, Prepayment Premiums, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

         Mortgage Loan Documents: The mortgage loan documents pertaining to each Mortgage Loan.

         Mortgage Loan Schedule: A schedule of Mortgage Loans annexed hereto as Schedule I, such schedule setting forth the following information with respect to each Mortgage Loan: (1) Responsible Party's Mortgage Loan number;
(2) the address, city, state and zip code of the Mortgaged Property; (3) a code indicating whether the Mortgagor is self-employed; (4) a code indicating whether the Mortgaged Property is owner-occupied, investment property or a second home; (5) a code indicating whether the Mortgaged Property is a single family residence, two family residence, three-family residence, four family residence, condominium, manufactured housing or planned unit development; (6) the purpose of the Mortgage Loan; (7) the type of Mortgage Loan; (8) the Mortgage Interest Rate at origination; (9) the current Mortgage Interest Rate;
(10) the name of the applicable Servicer; (11) the applicable Servicing Fee Rate; (12) the current Monthly Payment; (13) the original term to maturity;
(14) the remaining term to maturity; (15) the principal balance of the Mortgage Loan as of the Cut-off Date after deduction of payments of principal due on or before the Cut-off Date whether or not collected; (16) the LTV at origination and if the Mortgage Loan has a second lien, combined LTV at origination; (17) the actual principal balance of the Mortgage Loan as of the Cut-off Date; (18) social security number of the Mortgagor; (19) a code indicating whether the Mortgage Loan had a second lien at origination; (20) if the Mortgage Loan has a second lien, combined loan balance as of the Cut-off Date; (21) a code indicating whether the Mortgaged Property is a leasehold estate; (22) the due date of the Mortgage Loan; (23) whether the Mortgage Loan is insured by a Primary Mortgage Insurance Policy and the name of the insurer;
(24) the certificate number of the Primary Mortgage Insurance Policy; (25) the amount of coverage of the Primary Mortgage Insurance Policy, and if it is a lender-paid Primary Mortgage Insurance Policy, the premium rate; (26) the type of appraisal; (27) a code indicating whether the Mortgage Loan is a MERS Loan;
(28) documentation type (including asset and income type); (29) first payment date; (30) the schedule of the payment delinquencies in the prior 12 months; (31) FICO score;
(32) the Mortgagor's name; (33) the stated maturity date; (34) the original principal amount of the Mortgage Loan; (35) the name of the Custodian and (36) a code indicating whether the Mortgage Loan is a Group I Mortgage Loan or a Group II Mortgage Loan. With respect to the Mortgage Loans in the aggregate:
(1) the number of Mortgage Loans; (2) the current aggregate outstanding principal balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans.

         Mortgaged Property: The real property (or leasehold estate, if applicable) identified on the Mortgage Loan Schedule as securing repayment of the debt evidenced by a Mortgage Note.

         Mortgagor:  The obligor on a Mortgage Note.

         Net Prepayment Interest Shortfall: For any Distribution Date, the amount by which the sum of the Prepayment Interest Shortfalls exceeds the sum of the Compensating Interest payments made on such Distribution Date.

         Net Swap Payment Amount: With respect to any Distribution Date, the Fixed Amount (as defined in the Interest Rate Swap Agreement) payable by the Supplement Interest Trust to the Swap Provider, pursuant to the applicable clauses of the Priorities of Distribution, on the related Fixed Rate Payer Payment Date (as defined in the Interest Rate Swap Agreement).

         Net Swap Receipt Amount: With respect to any Distribution Date, the Floating Amount (as defined in the Interest Rate Swap Agreement) payable to the Supplemental Interest Trust to the Swap Provider, pursuant to the applicable clauses of the Priorities of Distribution, on the related Fixed Rate Payer Payment Date (as defined in the Interest Rate Swap Agreement).

         NIM Issuer: The entity established as the issuer of the NIM
Securities.

         NIM Securities: Any debt securities secured or otherwise backed by some or all of the Class P Certificates.

         NIM Trustee:  The trustee for the NIM Securities.

         Non-Permitted Transferee:  As defined in Section 8.12(e).

         Nonrecoverable Monthly Advance: Any Monthly Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of any Servicer, the Master Servicer or any successor Master Servicer including the Trustee, as applicable, will not or, in the case of a proposed Monthly Advance, would not be ultimately recoverable from related late payments, Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

         Nonrecoverable Servicing Advance: Any Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property, which, in the good faith business judgment of the applicable Servicer, the Master Servicer or any successor Master

Servicer including the Trustee, as applicable, will not or, in the case of a proposed Servicing Advance, would not, be ultimately recoverable from related Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds or otherwise.

         Note Rate: The rate of interest borne by each note according to its terms.

         Notice of Final Distribution: The notice to be provided pursuant to
Section 11.02 to the effect that final distribution on any of the Certificates shall be made only upon presentation and surrender thereof.

         Notional Amount: For any Distribution Date and the Class 4A-IO Certificates, the aggregate Class Certificate Balance of the Class 4A1 and Class 4A2 Certificates immediately prior to that Distribution Date.

         Offered Certificates:  As specified in the Preliminary Statement.

         Officer's Certificate: A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or the President or a Vice President or an Assistant Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of any Servicer or any Responsible Party, and delivered to the Trustee and the Securities Administrator, as required by the applicable Servicing Agreement or applicable Sale Agreement, or in the case of any other Person, signed by an authorized officer of such Person.

         Opinion of Counsel: A written opinion of counsel, who may be in house counsel for the applicable Servicer, reasonably acceptable to the Trustee and/or the Securities Administrator, as applicable (and/or such other Persons as may be set forth herein); provided, that any Opinion of Counsel relating to
(a) qualification of any Trust REMIC or (b) compliance with the REMIC Provisions, must be (unless otherwise stated in such Opinion of Counsel) an opinion of counsel who (i) is in fact independent of the applicable Servicer or the Master Servicer of the Mortgage Loans, (ii) does not have any material direct or indirect financial interest in the applicable Servicer or the Master Servicer of the Mortgage Loans or in an affiliate of either and (iii) is not connected with the applicable Servicer or the Master Servicer of the Mortgage Loans as an officer, employee, director or person performing similar functions.

                  Optional Termination Date: The Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans, as of the last day of the related Due Period, is equal to 10.00% or less of the Cut-off Date Pool Principal Balance.

         Outstanding: With respect to the Certificates as of any date of determination, all Certificates theretofore executed and authenticated under this Agreement except:

          (i) Certificates theretofore canceled by the Securities
     Administrator or delivered to the Securities Administrator for cancellation; and

          (ii) Certificates in exchange for which or in lieu of which other Certificates have been executed and delivered by the Securities Administrator pursuant to this Agreement.

         Outstanding Mortgage Loan: As of any Due Date, a Mortgage Loan with a Stated Principal Balance greater than zero which was not the subject of a Principal Prepayment in Full prior to such Due Date and which did not become a Liquidated Mortgage Loan prior to such Due Date.

         Ownership Interest: As to any Residual Certificate, any ownership interest in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

         Par Value: means an amount equal to the greater of (a) the sum of (1) 100% of the unpaid principal balance of the Mortgage Loans (other than Mortgage Loans related to REO Properties), (2) interest accrued and unpaid on the Mortgage Loans, (3) any unreimbursed P&I Advances, fees and expenses of the Master Servicer, the Securities Administrator and the Trustee, (4) any Swap Termination Payment other than a Defaulted Swap Termination Payment owed to the Swap Provider and (5) with respect to any REO Property, the lesser of
(x) the appraised value of each REO Property, as determined by the higher of two appraisals completed by two independent appraisers selected by the Master Servicer or its designee, and (y) the unpaid principal balance of each Mortgage Loan related to any REO Property, and (b) the sum of (1) the aggregate unpaid Class Certificate Balance of each class of certificates then outstanding, (2) interest accrued and unpaid on the certificates, (3) any unreimbursed P&I Advances, fees and expenses of the Master Servicer, the Securities Administrator and the Trustee and (4) any Swap Termination Payment other than a Defaulted Swap Termination Payment owed to the Swap Provider.

         Pass-Through Rate: For each Class of Certificates and each Lower-Tier Regular Interest, the per annum rate set forth or calculated in the manner described in the Preliminary Statement.

         Percentage Interest: As to any Certificate, the percentage interest evidenced thereby in distributions required to be made on the related Class, such percentage interest being set forth on the face thereof or equal to the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of the same Class.

         Performance Certification:  As defined in Section 13.05.

         Permitted Investments: Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued by the Servicer, the Trustee, the Securities Administrator or any of their respective Affiliates:

          (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

          (ii) demand and time deposits in, certificates of deposit of, or bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars and issued by any Depository Institution and rated F1+ by Fitch, P-1 by Moody's and A-1+ by S&P;

          (iii) repurchase obligations with respect to any security described in clause (i) above entered into with a Depository Institution (acting as principal);

          (iv) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any state thereof and that are rated by each Rating Agency that rates such securities in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

          (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 30 days after the date of acquisition thereof) that is rated by each Rating Agency that rates such securities in its highest short-term unsecured debt rating available at the time of such investment;

          (vi) units of money market funds, including money market funds advised by the Depositor, the Securities Administrator or the Trustee or an Affiliate thereof, that have been rated "Aaa" by Moody's, "AAAm" or "AAAm-G" by Standard & Poor's and, if rated by Fitch, at least "AA" by Fitch; and

          (vii) if previously confirmed in writing to the Securities Administrator, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to the Rating Agencies as a permitted investment of funds backing "Aaa" or "AAA" rated securities;

provided, however, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

         Permitted Transferee: Any Person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in Section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in Section 860E(c)(1) of the
Code) with respect to any Residual Certificate, (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) a Person that is not a U.S. Person or a U.S. Person with respect to whom income from a Residual Certificate is attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of such Person or any other U.S. Person, (vi) an "electing large partnership" within the meaning of Section 775 of the Code and (vii) any other Person so designated by the Depositor based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Residual Certificate to such Person may cause any Trust REMIC to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms "United States," "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Freddie Mac, a majority of its board of directors is not selected by such government unit.

         Person: Any individual, corporation, partnership, joint venture, association, limited liability company, joint stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

         Physical Certificates:  As specified in the Preliminary Statement.

         Pool Stated Principal Balance: As to any Distribution Date, the aggregate of the Stated Principal Balances of the Mortgage Loans for such Distribution Date that were Outstanding Mortgage Loans on the Due Date in the related Due Period.

         Prepayment Interest Shortfall: With respect to any Remittance Date, the sum of, for each Mortgage Loan that was during the related Principal Prepayment Period the subject of a Principal Prepayment that was applied by the applicable Servicer to reduce the outstanding principal balance of such Mortgage Loan on a date preceding the Due Date in the succeeding Principal Prepayment Period, an amount equal to the product of (a) the Mortgage Interest Rate net of the applicable Servicing Fee Rate for such Mortgage Loan, (b) the amount of the Principal Prepayment for such Mortgage Loan, (c) 1/360 and (d) the number of days commencing on the date on which such Principal Prepayment was applied and ending on the last day of the related Principal Prepayment Period.

         Prepayment Premium: Any prepayment premium, penalty or charge, if any, required under the terms of the related Mortgage Note to be paid in connection with a Principal Prepayment, to the extent permitted by law.

         Principal Payment Amount: For any Distribution Date and any Loan Group, the sum, for all Mortgage Loans in such Loan Group, of the portion of Scheduled Payments due on the Due Date immediately before the Distribution Date that are allocable to principal on the Mortgage Loans in such Loan Group.

         Principal Prepayment: Any full or partial payment or other recovery of principal on a Mortgage Loan (including upon liquidation of a Mortgage
Loan) which is received in advance of its scheduled Due Date, including any Prepayment Premium, and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

         Principal Prepayment Amount: For any Distribution Date and any Loan Group, the sum, for all of the Mortgage Loans in such Loan Group, of all full and partial voluntary Principal Prepayments that were received during the related Prepayment Period.

         Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

         Principal Prepayment Period: With respect to any Distribution Date, the calendar month immediately preceding the month in which that Distribution Date occurs.

         Principal Relocation Payment: A payment from any Loan Group to REMIC 1 Regular Interests other than those of their corresponding Loan Group as provided in the Preliminary Statement. Principal Relocation Payments shall be made of principal allocations comprising the Principal Amount from a Loan Group.

         Private Certificates:  As specified in the Preliminary Statement.

         Prospectus Supplement: The Prospectus Supplement, dated March 1, 2006, relating to the Offered Certificates.

         PTCE: Prohibited Transaction Class Exemption, issued by the U.S. Department of Labor.

         PUD:  A planned unit development.

         Purchaser: Goldman Sachs Mortgage Company, a New York limited partnership, and its successors in interest.

         Rating Agency: Each of the Rating Agencies specified in the Preliminary Statement. If such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee and the Securities Administrator. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers. For purposes of Section 12.05(b), the addresses for notices to each Rating Agency shall be the address specified therefor in the definition corresponding to the name of such Rating Agency, or such other address as either such Rating Agency may hereafter furnish to the Depositor and the Servicer.

         Realized Losses: With respect to any date of determination and any Liquidated Mortgage Loan, the amount, if any, by which (a) the unpaid principal balance of such Liquidated Mortgage Loan together with accrued and unpaid interest thereon exceeds (b) the Liquidation Proceeds with respect thereto net of the expenses incurred by the Servicer in connection with the liquidation of such Liquidated Mortgage Loan and net of any amount of unreimbursed Servicing Advances with respect to such Liquidated Mortgage Loan.

         Record Date: With respect to any Distribution Date, the close of business on the last Business Day of the related Interest Accrual Period; provided, however, that for any Definitive Certificate issued pursuant to
Section 5.02(e), the Record Date shall be the close of business on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

         Reference Bank:  As defined in Section 4.04.

         Regular Certificates:  As specified in the Preliminary Statement.

         Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation
AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005))
or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

         Relief Act Interest Shortfall: With respect to any Distribution Date and any Mortgage Loan, any reduction in the amount of interest collectible on such Mortgage Loan for the most recently ended Due Period as a result of the application of the Servicemembers' Civil Relief Act of 1940 or any similar state statutes.

         REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

         REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time as well as provisions of applicable state laws.

         Remittance Advice Date: The date two Business Days prior to the Remittance Date, or if such date is not a Business Day, the immediately preceding Business Day.

         Remittance Date: With respect to any Distribution Date, the 18th day (or if such 18th day is not a Business Day, the first Business Day immediately preceding such 18th day) of the month in which such Distribution Date occurs.

         REO Disposition: The final sale by any Servicer of any REO Property.

         REO Property: A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

         Reportable Event: Any event required to be reported on Form 8-K, but at a minimum will include:

         (a) entry into a definitive material agreement related to the Trust Fund, the Certificates or the Mortgage Loans, or an amendment to a Transaction Document, only if the Depositor is not a party to such agreement (e.g., a servicing agreement with a servicer contemplated by Item 1108(a)(3) of Regulation AB);

         (b) termination of a Transaction Document (other than by expiration of the agreement on its stated termination date or as a result of all parties completing their obligations under such agreement), only if the Depositor is not a party to such agreement (e.g., a servicing agreement with a servicer contemplated by Item 1108(a)(3) of Regulation AB);

         (c) with respect to any material party related to the Trust Fund, the commencement of any bankruptcy or receivership with respect to such party;

         (d) with respect to the Securities Administrator, the Master Servicer, the Servicers and the Depositor only, the occurrence of an Event of Default under this Agreement;

         (e) any amendment to this Agreement that materially modifies the rights of the Certificateholders (it being understood that the Trustee is not obligated to notify any party hereto of such amendment);

         (f) the resignation, removal, replacement, substitution of the Trustee, the Securities Administrator, the Master Servicer, any Servicer, any subservicer or the Custodian;

         (g) with respect to the Depositor only, if the Depositor becomes aware that (i) any material enhancement or support specified in Item 1114(a)(1) through (3) of Regulation AB or Item 1115 of Regulation AB that was previously applicable regarding one or more classes of the Certificates has terminated other than by expiration of the contract on its stated termination date or as a result of all parties completing their obligations under such agreement; (ii) any material enhancement specified in Item 1114(a)(1) through
(3) of Regulation AB or Item 1115 of Regulation AB has been added with respect to one or more classes of the Certificates; or (iii) any existing material enhancement or support specified in Item 1114(a)(1) through (3) of Regulation AB or Item 1115 of Regulation AB with respect to one or more classes of the Certificates has been materially amended or modified; and

         (h) a required distribution to holders of the Certificates is not made as of the required distribution date under this Agreement (it being understood that the Trustee is not obligated to notify any party hereto of such event).

         Reporting Subcontractor: With respect to the Master Servicer or the Securities Administrator, any Subcontractor determined by such Person pursuant to Section 11.08(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB. References to a Reporting Subcontractor shall refer only to the Subcontractor of such Person and shall not refer to Subcontractors generally.

         Residual Certificates:  As specified in the Preliminary Statement.

         Responsible Officer: When used with respect to the Securities Administrator or the Master Servicer, any vice president, any assistant vice president, any assistant secretary, any assistant treasurer, any associate or any other officer of the Securities Administrator or the Master Servicer, customarily performing functions similar to those performed by any of the above designated officers who at such time shall be officers to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Agreement. When used with respect to the Trustee, any officer of the Trustee having direct responsibility for the administration of this transaction, or to whom corporate trust matters are referred because of that officer's knowledge of and familiarity with the particular subject.

         Responsible Party: Each of Countrywide and the Goldman Conduit, in its capacity as seller under the related Sale Agreement.

         Rule 144A Letter:  As defined in Section 5.02(b).

         Sale Agreement: Each of the Countrywide Sale Agreement and the Goldman Conduit Sale Agreements.

         Sarbanes-Oxley Certification:  As defined in Section 13.05.

         Scheduled Payment: For each Mortgage Loan, payments of interest and principal scheduled to be paid on each Due Date in accordance with the terms of related Mortgage Note.

         Securities Act:  The Securities Act of 1933, as amended.

         Securities Administrator: Wells Fargo, and if a successor securities administrator is appointed hereunder, such successor.

         Senior Certificates:  As specified in the Preliminary Statement.

         Senior Liquidation Amount: For any Distribution Date and any Loan Group, shall equal the aggregate, for each Mortgage Loan in such Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of that Distribution Date, of the lesser of (i) the applicable Senior Percentage of the Scheduled Principal Balance of that Mortgage Loan and (ii) the applicable Senior Prepayment Percentage of the Liquidation Principal derived from such Mortgage Loan.

         Senior Percentage: For any Distribution Date and any Loan Group, shall equal the lesser of (a) 100% and (b) the sum of the Class Principal Balances (immediately before the Distribution Date) of the Senior Certificates related to such Loan Group, divided by the aggregate Scheduled Principal Balance of the Mortgage Loans in such Loan Group as of the beginning of the Due Period related to such Distribution Date.

         Senior Prepayment Percentage: For each Distribution Date and any Loan Group, the applicable Senior Percentage for such Distribution Date, plus the percentage of the Subordinate Percentage identified below for the period during which such Distribution Date occurs:

                                                    Percent of Applicable
               Distribution Date                    Subordinate Percentage
               -----------------                    ----------------------
March 2006 through February 2013..................             100%
March 2013 through February 2014..................              70%
March 2014 through February 2015..................              60%
March 2015 through February 2016..................              40%
March 2016 through February 2017..................              20%
March 2017 and thereafter (other than the Final
   Distribution Date).............................               0%
Final Distribution Date...........................             100%

        provided, however, that (i) on any Distribution Date, if the Senior Percentage for any Loan Group for such Distribution Date exceeds the initial Senior Percentage of such Loan Group as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group and that Distribution Date shall equal 100%; (ii) if before the Distribution Date in March 2009, (x) the combined Subordinate Percentage for all four Loan Groups for such Distribution Date is greater than or equal to twice the combined Subordinate Percentage as of the Closing Date and (y) the aggregate amount of Realized Losses realized on the Mortgage Loans in all four Loan Groups is less than or equal to 20% of the initial aggregate Class Principal Balance of the Subordinate Certificates, then the Senior Prepayment Percentage for each Loan Group for such Distribution Date shall equal the Senior Percentage for such Loan Group plus 50% of the Subordinate Percentage for that Distribution Date; and (iii) if on or after the Distribution Date in March 2009, (x) the combined Subordinate Percentage for all four Loan Groups for such Distribution Date is greater than or equal to twice the combined Subordinate Percentage as of the Closing Date and (y) the aggregate amount of Realized Losses realized on the Mortgage Loans in all four Loan Groups is less than or equal to 30% of the initial aggregate Class Principal Balance of the Subordinate Certificates, then the Senior Prepayment Percentage for each Loan Group for each Distribution Date shall equal the Senior Percentage for such Loan Group for such Distribution Date; and provided, further, that if the Delinquency/Loss Test is not satisfied for any Loan Group as of the respective Distribution Date, the Subordinate Percentage for such Loan Group used to calculate the Senior Prepayment Percentage for the related Distribution Date shall equal 100%. If on any Distribution Date the allocation to the Senior Certificates in the percentage required would reduce the sum of the Class Principal Balances of the Senior Certificates related to a Loan Group below zero, the Senior Prepayment Percentage for such Distribution Date and such Loan Group shall be limited to the percentage necessary to reduce such sum to zero.

         Senior Principal Distribution Amount: For each Distribution Date and each Loan Group, the sum of: (i) the applicable Senior Percentage of the Principal Payment Amount for such Loan Group, (ii) the applicable Senior Prepayment Percentage of the Principal Prepayment Amount for such Loan Group,
(iii) the Senior Liquidation Amount for such Loan Group, (iv) Crossover Amounts (allocable to principal), if any, received from the other Loan Groups and (v) the applicable Senior Prepayment Percentage of any Subsequent Recoveries, with respect to the Mortgage Loans in such Loan Group.

         Servicers: Each of Countrywide Servicing and Avelo, in its capacity as servicer under the related Servicing Agreement, or any successor servicer appoint pursuant to such Servicing Agreement.

         Servicing Advances: As defined in the applicable Servicing Agreement and related Assignment Agreements.

         Servicing Agreement: Each of the Countrywide Servicing Agreement and the Avelo Servicing Agreement.

         Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB.

         Servicing Fee:  As defined in the related Servicing Agreement.

         Servicing Fee Rate: As of the Cut-off Date, a per annum rate equal to 0.25% with respect to 25.73% of the Mortgage Loans and 0.25% (increasing to 0.375% per annum after the initial Adjustment Date) with respect to 74.27% of the Mortgage Loans..

         Servicing File:  As defined in the Servicing Agreement.

         Similar Law:  As defined in Section 5.02(b).

         Special Hazard Coverage: For each Distribution Date, an amount equal to the greatest of (A) the aggregate Scheduled Principal Balance of all Mortgage Loans secured by Mortgaged Properties located in the single California zip code area with the largest aggregate Scheduled Principal Balance of Mortgage Loans, (B) 1% of the aggregate Scheduled Principal Balance of all Mortgage Loans and (C) twice the Scheduled Principal Balance of the largest single Mortgage Loan, in each case calculated as of the Due Date in the immediately preceding month (or, in the case of the first Distribution Date, as of the Cut-Off Date), minus (iii) the aggregate amount of Special Hazard Losses allocated to the Certificates on or prior to such Distribution Date; provided, however, that, in no event may the Special Hazard Coverage be less than zero.

         Special Hazard Loss: Any loss on a Mortgage Loan resulting from (i) damage to the related Mortgaged Property caused by certain hazards (including earthquakes and, to a limited extent, tidal waves and related water damage) not insured against under the standard form of hazard insurance policy for the state in which the related Mortgaged Property is located or under a flood insurance policy if the Mortgaged Property is located in a federally designated flood area, or (ii) the application of the coinsurance clause contained in such hazard insurance policy; provided, however, that Special Hazard Losses shall not include losses caused by war, civil insurrection, action taken by governmental authority in hindering, combating or defending against an actual, impending or expected attack, errors in design, faulty workmanship or materials (unless the collapse of the property or a part thereof ensues, and then only the ensuing loss shall be considered a Special Hazard Loss), nuclear reaction, flood (if the Mortgaged Property is located in a federally designated flood area) and chemical contamination.

         Special Losses: Bankruptcy Losses, Fraud Losses or Special Hazard
Losses.

         Standard & Poor's or S&P: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. If Standard & Poor's is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 12.05(b) the address for notices to Standard & Poor's shall be Standard & Poor's, 55 Water Street, New York, New York 10041, Attention: Residential Mortgage Surveillance Group - GSAA Home Equity Trust 2006-4, or such other address as Standard & Poor's may hereafter furnish to the Depositor and the Servicer.

         Startup Day:  The Closing Date.

         Stated Principal Balance: As to each Mortgage Loan and as of any Determination Date, (i) the principal balance of the Mortgage Loan at the Cut-off Date after giving effect to payments of principal due on or before such date (whether or not received), minus (ii) all amounts previously remitted to the Securities Administrator with respect to the related Mortgage Loan representing payments or recoveries of principal including advances in respect of scheduled payments of principal. For purposes of any Distribution Date, the Stated Principal Balance of any Mortgage Loan will give effect to any scheduled payments of principal received or advanced prior to the related Remittance Date and any unscheduled principal payments and other unscheduled principal collections received during the related Principal Prepayment Period, and the Stated Principal Balance of any Mortgage Loan that has prepaid in full or has become a Liquidated Mortgage Loan during the related Principal Prepayment Period shall be zero.

         Step 1 Assignment Agreement: Each of the (i) Assignment, Assumption and Recognition Agreement, dated as of March 2, 2006, between the Purchaser, Countrywide and the Depositor, (ii) Assignment, Assumption and Recognition Agreement, dated as of March 2, 2006, between the Purchaser, Goldman Conduit and the Depositor, with Countrywide Servicing as servicer and (iii) Assignment, Assumption and Recognition Agreement, dated as of March 2, 2005, between the Purchaser, Goldman Conduit and the Depositor, with Avelo as servicer.

         Step 2 Assignment Agreement: Each of the (i) Assignment, Assumption and Recognition Agreement, dated as of March 2, 2006, among the Depositor, the Master Servicer, the Trustee and Countrywide, (ii) Assignment, Assumption and Recognition Agreement, dated as of March 2, 2006, among the Depositor, the Master Servicer, the Trustee and the Goldman Conduit, with Countrywide Servicing as servicer and (iii) Assignment, Assumption and Recognition Agreement, dated as of March 2, 2006, among the Depositor, the Master Servicer, the Trustee and the Goldman Conduit, with Avelo as servicer.

         Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to the Mortgage Loans under the direction or authority of the Master Servicer, any Servicer, any subservicer or the Securities Administrator, as the case may be.

         Subordinate Certificates:  As specified in the Preliminary Statement.

         Subordinate Percentage: For any Distribution Date and any Loan Group,
(x) 100%, minus (y) the Senior Percentage for such Loan Group for that Distribution Date.

         Subordinate Principal Distribution Amount: For any Distribution Date and any Loan Group, (x) the sum, for such Loan Group, of the Principal Payment Amount, the Principal Prepayment Amount and the Liquidation Principal, minus
(y) the Senior Principal Distribution Amount for such Loan Group, minus (z) Crossover Amounts, if any, allocable to principal paid to the Senior Certificates related to the other Loan Groups.

         Subsequent Recoveries: Amounts received with respect to any Liquidated Mortgage Loan after it has become a Liquidated Mortgage Loan.

         Substitution Adjustment Amount: With respect to any Sale Agreement or with respect to a Mortgage Loan substituted by the Purchaser, an amount of cash received from the applicable Responsible Party in connection with a substitution for a Deleted Mortgage Loan.

         Supplemental Interest Trust: The corpus of a trust created pursuant to Section 4.05 of this Agreement, consisting of the Interest Rate Swap Agreement, subject to the obligation to pay amounts specified in Section 4.05.

         Swap Provider: [Goldman Sachs Mitsui Marine Derivative Products, L.P.], a Delaware limited partnership, and its successors in interest, and any successor swap provider under any replacement Interest Rate Swap Agreement.

         Swap Termination Payment: Any payment payable by the Supplemental Interest Trust or the Swap Provider upon termination of the Interest Rate Swap Agreement as a result of an Event of Default (as defined in the Interest Rate Swap Agreement) or a Termination Event (as defined in the Interest Rate Swap Agreement).

         Tax Matters Person: The Holder of the Class R and Class RC Certificates is designated as "tax matters person" of the Lower-Tier REMIC, Middle-Tier REMIC and the Upper-Tier REMIC, respectively, in the manner provided under Treasury Regulations Section 1.806F-4(d) and Treasury Regulations Section 301.6234(a)(7)-1.

         Telerate Page 3750: The display page currently so designated on the Bridge Telerate Service (or such other page as may replace that page on that service for displaying comparable rates or prices).

         Termination Price:  As defined in Section 11.01.

         Transaction Documents: This Agreement, the Interest Rate Swap Agreement and any other document or agreement entered into in connection with the Trust Fund, the Certificates or the Mortgage Loans.

         Transfer: Any direct or indirect transfer or sale of any Ownership Interest in a Residual Certificate.

         Transfer Affidavit:  As defined in Section 5.02(c)(ii).

         Transferor Certificate:  As defined in Section 5.02(b).

         Trust:  The express trust created hereunder in Section 2.01(c).

         Trust Fund: The corpus of the trust created hereunder consisting of
(i) the Mortgage Loans and all interest and principal received on or with respect thereto after the related Cut-off Date, other than such amounts which were due on the Mortgage Loans on or before the related Cut-off Date; (ii) the Interest Rate Swap Agreement and all amounts received thereunder; (iii) the Excess Reserve Fund Account, the Distribution Account, and all amounts deposited therein pursuant to the applicable provisions of this Agreement;
(iv) property that secured a Mortgage Loan and has been acquired by foreclosure, deed-in-lieu of foreclosure or otherwise; (v) the rights of the Trust under the Step 2 Assignment Agreements; (vi) the Supplemental Interest Trust; and (vii) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing.

         Trust REMIC:  As specified in the Preliminary Statement.

         Trustee: Deutsche Bank National Trust Company, a national banking association, and its successors in interest, and, if a successor trustee is appointed hereunder, such successor.

         Underwriters' Exemption: Any exemption listed in footnote 1 of, and amended by, Prohibited Transaction Exemption 2002-41, 67 Fed. Reg. 54487
(2002), or amended by Prohibited Transaction Exemption 2002-19, 67 Fed. Reg. 14979, or any successor exemption.

         Unpaid Interest Amount: As of any Distribution Date and any Class of Certificates, the sum of (a) the portion of the Accrued Certificate Interest Distribution Amount from Distribution Dates remaining unpaid prior to the current Distribution Date and (b) interest on the amount in clause (a) at the applicable Pass-Through Rate (to the extent permitted by applicable law).

         U.S. Bank: U.S. Bank National Association, a national banking association, and its successors in interest.

         U.S. Person: (i) A citizen or resident of the United States; (ii) a corporation (or entity treated as a corporation for tax purposes) created or organized in the United States or under the laws of the United States or of any State thereof, including, for this purpose, the District of Columbia;
(iii) a partnership (or entity treated as a partnership for tax purposes) organized in the United States or under the laws of the United States or of any State thereof, including, for this purpose, the District of Columbia (unless provided otherwise by future Treasury regulations); (iv) an estate whose income is includible in gross income for United States income tax purposes regardless of its source; or (v) a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. Persons have authority to control all substantial decisions of the trust. Notwithstanding the last clause of the preceding sentence, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996, and treated as U.S. Persons prior to such date, may elect to continue to be U.S. Persons.

         Upper-Tier Regular Interest: As described in the Preliminary
Statement.

         Upper-Tier REMIC:  As described in the Preliminary Statement.

         Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Rights shall be allocated to the Class 4A-IO Certificates, if any (such Voting Rights to be allocated among the holders of Certificates of each such Class in accordance with their respective Percentage Interests), (b) 1% of all Voting Rights shall be allocated to the Class P Certificates, if any (such Voting Rights to be allocated among the holders of Certificates of each such Class in accordance with their respective Percentage Interests), and (c) the remaining Voting Rights shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

         Wells Fargo: Wells Fargo Bank, N.A., a national banking association, and its successors in interest.

                                  ARTICLE II

                         CONVEYANCE OF MORTGAGE LOANS;
                        REPRESENTATIONS AND WARRANTIES

         Section 2.01 Conveyance of Mortgage Loans. (a) The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Trust Fund.

         (b) In connection with the transfer and assignment of each Mortgage Loan, the Depositor has delivered or caused to be delivered to the Custodian on behalf of the Trustee for the benefit of the Certificateholders the following documents or instruments with respect to each applicable Mortgage Loan so assigned:

          (i) the original Mortgage Note, endorsed without recourse in blank by the last endorsee, including all intervening endorsements showing a complete chain of endorsement from the originator to the last endorsee;

          (ii)the original Assignment of Mortgage in blank, unless the Mortgage Loan is a MERS Loan;

          (iii) personal endorsement, surety and/or guaranty agreements executed in connection with all non individual Mortgage Loans (corporations, partnerships, trusts, estates, etc. (if any);

          (iv)the related original Mortgage and evidence of its recording or, in certain limited circumstances as set forth in the applicable Servicing Agreement, a certified copy of the mortgage with evidence of recording;

          (v) originals of any intervening Mortgage assignment or certified copies in either case necessary to show a complete chain of title from the original mortgagee to the seller and evidencing recording; provided, that, the assignment may be in the form of a blanket assignment or assignments, a copy of which with evidence of recording shall be acceptable;

          (vi)originals of all assumption, modification, consolidation or extension agreements or certified copies thereof, in either case with evidence of recording if required to maintain the lien of the mortgage or if otherwise required, or, if recordation is not required, an original or copy of the agreement;

          (vii) except with respect to the Countrywide Mortgage Loans, an original or copy of a title insurance policy or evidence of title;

          (viii) to the extent applicable, an original power of attorney;

          (ix)for each Mortgage Loan with respect to which the Mortgagor's name as it appears on the note does not match the borrower's name on the Mortgage Loan Schedule, one of the following: the original of the assumption agreement, or a certified copy thereof, in either case with evidence of recording thereon if required to maintain the lien of the mortgage or if otherwise required, or, if recordation is not so required, an original or copy of such assumption agreement;

          (x) except with respect to the Countrywide Mortgage Loans, a security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage, if any; and

          (xi) with respect to each Mortgage Loan, the complete Mortgage File including all items as set forth in the applicable Servicing Agreement to the extent in the possession of the Depositor or the Depositor's Agents.

         The Depositor shall deliver or cause each Responsible Party to deliver to the Custodian the applicable recorded document promptly upon receipt from the respective recording office but in no event later than 120 days from the Closing Date.

         From time to time, pursuant to the applicable Sale Agreement, the applicable Responsible Party may forward to the applicable Custodian additional original documents, additional documents evidencing an assumption, modification, consolidation or extension of a Mortgage Loan, in accordance with the terms of the applicable Sale Agreement. All such mortgage documents held by such Custodian as to each Mortgage Loan shall constitute the "Custodial File."

         On or prior to the Closing Date, the Depositor shall deliver to each Custodian Assignments of Mortgages (except in the case of MERS Loans), in blank, for each applicable Mortgage Loan. On the Closing Date, the Trustee shall provide a written request to each Responsible Party to submit the Assignments of Mortgage for recordation, at such Responsible Party's expense, pursuant to the applicable Sale Agreement. Each Custodian shall deliver the Assignment of Mortgages to be submitted for recordation to the applicable Responsible Party.

         On or prior to the Closing Date, the Depositor shall deliver to the Custodians and the Master Servicer a copy of the related Mortgage Loan
Schedule in electronic, machine readable medium in a form mutually acceptable to the Depositor, the applicable Custodian, the Master Servicer and the Trustee.

         In the event that such original or copy of any document submitted for recordation to the appropriate public recording office is not so delivered to the Custodian within the time period and in the manner specified in the applicable Sale Agreement, the Trustee shall take or cause to be taken such remedial actions under the Sale Agreement against the applicable Responsible Party as may be permitted to be taken thereunder, including without limitation, if applicable, the repurchase by the applicable Responsible Party of such Mortgage Loan. The foregoing repurchase remedy shall not apply in the event that the Responsible Party cannot deliver such original or copy of any document submitted for recordation to the appropriate public recording office within the specified period due to a delay caused by the recording office in the applicable jurisdiction; provided, that the applicable Responsible Party shall instead deliver a recording receipt of such recording office or, if such recording receipt is not available, an officer's certificate of an officer of the applicable Responsible Party, confirming that such document has been accepted for recording.

         Notwithstanding anything to the contrary contained in this Section 2.01, in those instances where the public recording office retains or loses the original Mortgage or assignment after it has been recorded, the obligations of the Responsible Party shall be deemed to have been satisfied upon delivery by the Responsible Party to the Custodian prior to the Closing Date of a copy of such Mortgage or assignment, as the case may be, certified (such certification to be an original thereof) by the public recording office to be a true and complete copy of the recorded original thereof.

         (c) The Depositor does hereby establish, pursuant to the further provisions of this Agreement and the laws of the State of New York, an express trust (the "Trust") to be known, for convenience, as "GSAA Home Equity Trust 2006-4" and Deutsche Bank National Trust Company is hereby appointed as Trustee in accordance with the provisions of this Agreement.

         (d) It is the policy and intention of the Trust that none of the Mortgage Loans included in the Trust is (a) covered by the Home Ownership and Equity Protection Act of 1994, or (b) considered a "high cost home," "threshold," "predatory" or "covered" loan (excluding "covered home loans" as defined under clause (1) of the definition of "covered home loans" in the New Jersey Home Ownership Security Act of 2002) under applicable state, federal or local laws.

         Section 2.02 Acceptance by each Custodian of the Mortgage Loans. Each Custodian acknowledges receipt of the documents identified in the Initial Certification, subject to any exceptions listed on the exception report attached thereto, in the form annexed hereto as Exhibit E, and declares that it holds and will hold such documents and the other documents delivered to it pursuant to Section 2.01, and that it holds or will hold such other assets as are included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders. Deutsche Bank, as Custodian, acknowledges that it will maintain possession of the related Mortgage Notes in the State of California, unless otherwise permitted by the Rating Agencies. U.S. Bank, as Custodian, acknowledges that it will maintain possession of the related Mortgage Notes in the State of Minnesota, unless otherwise permitted by the Rating Agencies. JPMorgan, as Custodian, acknowledges that it will maintain possession of the related Mortgage Notes in the State of Texas, unless otherwise permitted by the Rating Agencies.

         Prior to and as a condition to the Closing, each Custodian shall deliver via facsimile (with original to follow the next Business Day) to the Depositor an Initial Certification prior to the Closing Date, or as the Depositor agrees to, on the Closing Date, certifying receipt of a Mortgage Note and Assignment of Mortgage, subject to any exceptions listed on the exception report attached thereto, for each Mortgage Loan. The Custodians shall not be responsible for verifying the validity, sufficiency or genuineness of any document in any Custodial File.

         On the Closing Date, each Custodian shall ascertain that all documents required to be delivered to it on or prior to the Closing Date are in its possession, subject to any exceptions listed on the exception report attached thereto, and shall deliver to the Depositor an Initial Certification, in the form annexed hereto as Exhibit E, and shall deliver to the Depositor a Document Certification and Exception Report, in the form annexed hereto as Exhibit F, within ninety (90) days after the Closing Date to the effect that, as to each applicable Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as an exception and not covered by such certification): (i) all documents required to be delivered to it are in its possession; (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan; (iii) based on its examination and only as to the foregoing documents, the information set forth in items 2, 8, 33, and 34 of the Mortgage Loan Schedule respecting such Mortgage Loan is correct; and (iv) each Mortgage Note has been endorsed as provided in Section
2.01 of this Agreement. The Custodians shall not be responsible for verifying the validity, sufficiency or genuineness of any document in any Custodial File.

         Each Custodian shall retain possession and custody of each applicable Custodial File in accordance with and subject to the terms and conditions set forth herein. Each Servicer shall promptly deliver to the applicable Custodian, upon the execution or receipt thereof, the originals of such other documents or instruments constituting the Custodial File as come into the possession of such Servicer from time to time.

         Each Custodian shall notify the Trustee of any Mortgage Loans that do not conform to such requirements of Sections 2.01 and 2.02 hereof. The Trustee shall enforce the obligations of the Responsible Parties to cure or repurchase Mortgage Loans that do not conform to such requirements as determined in the applicable Custodian's review as required herein. The Trustee shall also enforce the obligations of the Responsible Parties under the Sale Agreements, of the Servicers under the Servicing Agreements and of the Purchaser under the Step 1 Assignment Agreements to cure or repurchase Mortgage Loans for which there is a defect or a breach of a representation or warranty thereunder of which a Responsible Officer or the Trustee has actual knowledge, by notifying the applicable party to correct or cure such default. If the Servicer, any Responsible Party or the Purchaser, as the case may be, fails or is unable to correct or cure the defect or breach within the period set forth in the applicable agreement, the Trustee shall notify the Depositor of such failure to correct or cure. Unless otherwise directed by the

Depositor within five (5) Business Days after notifying the Depositor of such failure by the applicable party to correct or cure, the Trustee shall notify such party to repurchase the Mortgage Loan. If, within ten (10) Business Days of receipt of such notice by such party, such party fails to repurchase such Mortgage Loan, the Trustee shall notify the Depositor of such failure. The Trustee shall pursue all legal remedies available to the Trustee against any Servicer, any Responsible Party and the Purchaser, as applicable, under this Agreement, if the Trustee has received written notice from the Depositor directing the Trustee to pursue such remedies.

         Section 2.03 Execution and Delivery of Certificates. The Trustee acknowledges the transfer and assignment to it of the Trust Fund and, concurrently with such transfer and assignment, the Securities Administrator has executed and delivered to or upon the order of the Depositor, the Certificates in authorized denominations evidencing directly or indirectly the entire ownership of the Trust Fund. The Trustee agrees to hold the Trust Fund and exercise the rights referred to above for the benefit of all present and future Holders of the Certificates.

         Section 2.04 REMIC Matters. The Preliminary Statement sets forth the designations for federal income tax purposes of all interests created hereby. The "Startup Day" for purposes of the REMIC Provisions shall be the Closing Date. The "latest possible maturity date" is March 25, 2036, which is the Distribution Date following the latest Mortgage Loan maturity date. Amounts paid to the Class 4A-IO Certificates (prior to any reduction for any Basis Risk Payment or Swap Termination Payment) shall be deemed paid from the Upper-Tier REMIC in respect of the Class 4A-IO Interest to the holders of the Class 4A-IO Certificates prior to distribution of Basis Risk Payments to the LIBOR Certificates.

         Amounts distributable to the Class 4A-IO Certificates (prior to any reduction for any Net Swap Receipt, Net Swap Payment or Swap Termination Payment), shall be deemed paid from the Master REMIC to the Holders of the Class 4A-IO Certificates prior to distribution of any Basis Risk Payments to the LIBOR Certificates.

         For federal income tax purposes, any amount distributed on the LIBOR Certificates on any such Distribution Date in excess of their Pass Through Rate, calculated by substituting the REMIC Cap for the Group IV WAC Cap shall be treated as having been paid from the Excess Reserve Fund Account or the Supplemental Interest Trust, as applicable, and any excess of the REMIC Cap over the amount distributable on such Class of LIBOR Certificates on such Distribution Date shall be treated as having been paid to the Supplemental Interest Trust, all pursuant to, and as further provided in, Section 8.14.

         Section 2.05 Representations and Warranties of the Depositor. The Depositor hereby represents, warrants and covenants to the Trustee that as of the date of this Agreement or as of such date specifically provided herein:

         (a) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

         (b) The Depositor has the corporate power and authority to convey the Mortgage Loans and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by, this Agreement;

         (c) This Agreement has been duly and validly authorized, executed and delivered by the Depositor, all requisite corporate action having been taken, and, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes or will constitute the legal, valid and binding agreement of the Depositor, enforceable against the Depositor in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

         (d) No consent, approval, authorization or order of or registration or filing with, or notice to, any governmental authority or court is required for the execution, delivery and performance of or compliance by the Depositor with this Agreement or the consummation by the Depositor of any of the transactions contemplated hereby, except as have been made on or prior to the Closing Date;

         (e) None of the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby or thereby, or the fulfillment of or compliance with the terms and conditions of this Agreement,
(i) conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default or results or will result in an acceleration under (A) the charter or bylaws of the Depositor, or (B) any term, condition or provision of any material indenture, deed of trust, contract or other agreement or instrument to which the Depositor or any of its subsidiaries is a party or by which it or any of its subsidiaries is bound;
(ii) results or will result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Depositor of any court or governmental authority having jurisdiction over the Depositor or its subsidiaries; or (iii) results in the creation or imposition of any lien, charge or encumbrance which would have a material adverse effect upon the Mortgage Loans or any documents or instruments evidencing or securing the Mortgage Loans;

         (f) There are no actions, suits or proceedings before or against or investigations of, the Depositor pending, or to the knowledge of the Depositor, threatened, before any court, administrative agency or other tribunal, and no notice of any such action, which, in the Depositor's reasonable judgment, might materially and adversely affect the performance by the Depositor of its obligations under this Agreement, or the validity or enforceability of this Agreement;

         (g) The Depositor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency that may materially and adversely affect its performance hereunder; and

         (h) Immediately prior to the transfer and assignment by the Depositor to the Trustee on the Closing Date, the Depositor had good title to, and was the sole owner of each Mortgage Loan, free of any interest of any other Person, and the Depositor has transferred all right, title and interest in each Mortgage Loan to the Trustee. The transfer of each Mortgage Note and each Mortgage as and in the manner contemplated by this Agreement is sufficient either (i) fully to transfer to the Trustee, for the benefit of the Certificateholders, all right, title, and interest of the Depositor thereto as note holder and mortgagee or (ii) to grant to the Trustee, for the benefit of the Certificateholders, the security interest referred to in Section 12.04 hereof.

         It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.05 shall survive delivery of the respective Custodial Files to the Custodian, and shall inure to the benefit and to Certificateholders.

         Section 2.06      [Reserved].

         Section 2.07 Representations and Warranties of the Custodians. Each Custodian hereby represents and warrants to the Depositor, the Master Servicer and the Trustee, as of the Closing Date:

         (a) Such Custodian is duly organized and is validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by such Custodian or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to perform any of its obligations under this Agreement in accordance with the terms thereof.

         (b) Such Custodian has the full power and authority to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary action on the part of such Custodian the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of such Custodian, enforceable against such Custodian in accordance with its terms, except that (i) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

         (c) The execution and delivery of this Agreement by such Custodian, the consummation of any other of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of the Custodian and will not result in a material breach of any term or provision of the articles of incorporation or by laws of such Custodian.

                                  ARTICLE III

                                TRUST ACCOUNTS

         Section 3.01 Excess Reserve Fund Account; Distribution Account. (a) The Securities Administrator shall establish and maintain the Excess Reserve Fund Account to receive any Basis Risk Payment and to secure their limited recourse obligation to pay to the LIBOR Certificateholders any Basis Risk Carry Forward Amounts (prior to using any Net Swap Receipt Amounts). On each Distribution Date, the Securities Administrator shall deposit the amount of any Basis Risk Payment received by it for such date into the Excess Reserve Fund Account. For the avoidance of doubt, any Basis Risk Carry Forward Amounts shall be paid to the LIBOR Certificates first from the Excess Reserve Fund Account and then from the Supplemental Interest Trust.

         [On each Distribution Date on which there exists a Basis Risk Carry Forward Amount on any Class or Classes of LIBOR Certificates, the Securities Administrator shall (1) withdraw from the Distribution Account, to the extent of funds available therefor in the Distribution Account, and deposit in the Excess Reserve Fund Account, as set forth in Section 4.01(a)(iii)(I), the lesser of (x) the Accrued Certificate Interest Distribution Amount payable to the Class 4A-IO Certificates (without regard to the reduction in clause (iii) of the definition thereof with respect to Basis Risk Payments) (to the extent remaining after the distributions specified in Sections 4.01(a)(iii)(A)-(H)) and (y) the aggregate Basis Risk Carry Forward Amount of the LIBOR Certificates for such Distribution Date and (2) withdraw from the Excess Reserve Fund Account and the Supplemental Interest Account amounts necessary (including Net Swap Payments or Swap Termination Payments (other than amounts received pursuant to an ISDA Credit Support Annex negotiated between the Trust and the Swap Provider)) to pay to such Class or Classes of Certificates the related Basis Risk Carry Forward Amount. Such payments shall be allocated to those Classes based upon the amount of Basis Risk Carry Forward Amount owed to each such Class and shall be paid in the priority set forth in Section 4.01(a)(iii)(L).]

         The Securities Administrator shall account for the Excess Reserve Fund Account as an asset of a grantor trust under subpart E, Part I of subchapter J of the Code and not as an asset of any Trust REMIC created pursuant to this Agreement. The beneficial owners of the Excess Reserve Fund Account are the Class 4A-IO Certificateholders. For all federal income tax purposes, amounts transferred by the Upper-Tier REMIC to the Excess Reserve Fund Account shall be treated as distributions by the Securities Administrator to the Class 4A-IO Certificateholders in respect of the Class 4A-IO Interest and then contributed by the Class 4A-IO Certificateholders to the Excess Reserve Fund Account.

         Any Basis Risk Carry Forward Amounts distributed by the Securities Administrator to the LIBOR Certificateholders shall be accounted for by the Securities Administrator, for federal income tax purposes, as amounts paid first to the Holders of the Class 4A-IO Certificates (in respect of the Class 4A-IO Interest) and then to the respective Class or Classes of LIBOR Certificates in accordance with the priority of payments in this Section 3.01. In addition, the Securities Administrator shall account for the LIBOR Certificateholders' rights to receive payments of Basis Risk Carry Forward Amounts as rights in a limited recourse interest rate cap contract written by the Class 4A-IO Certificateholders in favor of the Holders of each such Class.

         Notwithstanding any provision contained in this Agreement, the Securities Administrator shall not be required to make any distributions from the Excess Reserve Fund Account except as expressly set forth in this Section 3.01(a).

         (b) The Securities Administrator shall establish and maintain the Distribution Account on behalf of the Certificateholders. The amount remitted by the Servicer to the Master Servicer on each Remittance Date shall be credited to the Distribution Account within two (2) Business Days once the amounts are identified as a remittance in connection with the Trust and reconciled to the reports provided by the Servicer. The Securities Administrator shall establish and maintain the Distribution Account on behalf of the Certificateholders. The Master Servicer shall, promptly upon receipt on the Business Day received, deposit in the Distribution Account and retain therein the following:

          (i) the aggregate amount remitted by the Servicers to the Master Servicer pursuant to the Servicing Agreements;

          (ii) any Net Swap Receipt Amounts or Swap Termination Payments (other than amounts received pursuant to an ISDA Credit Support Annex negotiated between the Trust and the Swap Provider) remitted by the Swap Provider; and

          (iii) any other amounts deposited hereunder which are required to be deposited in the Distribution Account.

         In the event that any Servicer shall remit any amount not required to be remitted pursuant to the applicable Servicing Agreement, and such Servicer directs the Master Servicer in writing to withdraw such amount from the Distribution Account, the Master Servicer shall return such funds to such Servicer. All funds deposited in the Distribution Account shall be held by the Securities Administrator in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 4.01.

         (c) From time to time, the Securities Administrator may also establish any other accounts for the purposes of carrying out its duties hereunder (including, without limitation, any account necessary under the Interest Rate Swap Agreement).

         Section 3.02 Investment of Funds in the Distribution Account. (a) The Securities Administrator may (but shall not be obligated to) invest funds in the Distribution Account during the Master Servicer Float Period (for purposes of this Section 3.02, such Account is referred to as an "Investment Account"), in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, or maturing on such Distribution Date, in the case of an investment that is an obligation of Wells Fargo, no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement. All such Permitted Investments shall be held to maturity, unless payable on demand. Any investment of funds in an Investment Account shall be made in the name of the Securities Administrator. The Securities Administrator shall be entitled to sole possession over each such investment, and any certificate or other instrument evidencing any such investment shall be delivered directly to the Securities Administrator or its agent, together with any document of transfer necessary to transfer title to such investment to the Securities Administrator. In the event amounts on deposit in an Investment Account are at any time invested in a Permitted Investment payable on demand, the Securities Administrator may:

          (x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

          (y) demand payment of all amounts due thereunder that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Investment Account.

         (b) All income and gain realized from the investment of funds deposited in the Distribution Account held by the Securities Administrator during the Master Servicer Float Period shall be subject to the Securities Administrator's withdrawal in the manner set forth in Section 10.05.

         (c) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Securities Administrator shall take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings. Notwithstanding the foregoing, the Securities Administrator shall be liable to the Trust for any such loss on any funds it has invested under this Section 3.02 only during the Master Servicer Float Period, and the Securities Administrator shall deposit funds in the amount of such loss in the Distribution Account promptly after such loss is incurred.

         (d) The Securities Administrator or its Affiliates are permitted to receive additional compensation that could be deemed to be in the Securities Administrator's economic self-interest for (i) serving as investment adviser, administrator, shareholder, servicing agent, custodian or sub-custodian with respect to certain of the Permitted Investments, (ii) using Affiliates to effect transactions in certain Permitted Investments and (iii) effecting transactions in certain Permitted Investments. Such compensation is not payable or reimbursable under Section 8.06 of this Agreement.

         (e) In order to comply with its duties under the USA Patriot Act of 2001, US Bank National Association, as a Custodian and JPMorgan Chase Bank, National Association, as a Custodian shall obtain and verify certain information and documentation from the other parties to this Agreement, including, but not limited to, each such party's name, address and other identifying information in connection with the establishment of any accounts by it to the extent required by the Agreement.

         (f) To help fight the funding of terrorism and money laundering activities, Deutsche Bank National as Trustee and a Custodian will obtain, verify and record information that identifies individuals or entities that establish a relationship or open an account with Deutsche Bank. Deutsche Bank will ask for the name, address, tax identification number and other information that will allow Deutsche Bank to identify the individual or entity who is establishing the relationship or opening the account. Deutsche Bank may also ask for formation documents such as articles of incorporation, an offering memorandum or other identifying documents to be provided.

                                  ARTICLE IV

                                 DISTRIBUTIONS

         Section 4.01 Priorities of Distribution. (a) In accordance with
Section 3.01(b) herein and subject to the exceptions set forth below, on each Distribution Date, the Securities Administrator shall withdraw the aggregate Available Distribution Amount for Loan Group I, Loan Group II, Loan Group III and Loan Group IV and shall distribute it in the following manner and order of priority:

                  (1) the Available Distribution Amount for Loan Group I shall be distributed in the following order of priority:

                                    (i) first, pro rata (based on their
                           respective Accrued Certificate Interest), to the Class 1A1 and Class 1A2 Certificates, Accrued Certificate Interest thereon; and

                                    (ii) second, sequentially, to the Class R,
                           Class RC and, as a group, the Class 1A1 and Class 1A2 Certificates, in that order, as principal, in an amount up to the Senior Principal Distribution Amount for Loan Group I, until the Class Principal Balance of each such Class is reduced to zero; provided that distributions to the Class 1A1 and Class 1A2 Certificates, as a group, will be made pro rata, based on their respective Class Principal Balances;

                  (2) the Available Distribution Amount for Loan Group II shall be distributed in the following order of priority:

                                    (i) first, to the Class 2A1 Certificates,
                           Accrued Certificate Interest thereon;

                                    (ii) second, to the Class 2A1
                           Certificates, as principal, in an amount up to the Senior Principal Distribution Amount for Loan Group II for such Distribution Date, until the Class Principal Balance thereof has been reduced to zero;

                  (3) the Available Distribution Amount for Loan Group III shall be distributed in the following order of priority:

                           (i) first, to the Class 3A1 Certificates, Accrued Certificate Interest thereon; and

                           (ii) second, to the Class 3A1 Certificates, as principal, in an amount up to the Senior Principal Distribution Amount for Loan Group III, until the Class Principal Balance thereof is reduced to zero;

                  (4) the Available Distribution Amount for Loan Group IV shall be distributed in the following order of priority:

                           (i) first, concurrently;

                                            (A) to the Class 4A3 Certificates,
                                    Accrued Certificate Interest thereon, and

                                            (B) to the other Class 4A
                                    Certificates and the Supplemental Interest
                                    Trust as follows:

                                                     (1) to the Supplemental
                                            Interest Trust, the sum of (x) all
                                            Net Swap Payment Amounts and (y)
                                            any Swap Termination Payment owed
                                            to the Swap Provider other than a
                                            Defaulted Swap Termination Payment
                                            owed to the Swap Provider, if any;

                                                     (2) to the Class 4A1 and
                                            Class 4A2 Certificates, (x) pro
                                            rata (based on their respective
                                            Accrued Certificate Interest),
                                            Accrued Certificate Interest
                                            thereon and (y), but only from
                                            funds that would otherwise be
                                            distributable on the Class 4A-IO
                                            Certificates, to the Excess
                                            Reserve Fund Account, any Basis
                                            Risk Carry Forward Amounts; and

                                                     (3) to the Class 4A-IO
                                            Certificates, Accrued Certificate
                                            Interest thereon (net of any
                                            amounts distributed as described
                                            in clause (2)(y), above) and any
                                            swap termination payments
                                            distributed as described in clause
                                            (1), above; and

                                    (ii) second, sequentially, to the Class
                           4A1, Class 4A2 and Class 4A3 Certificates, in that order, as principal, in an amount up to the Senior Principal Distribution Amount for Loan Group IV for such Distribution Date, until the respective Class Principal Balances of each such class have been reduced to zero.

         (5) Subject to the exceptions described below, unless the Class Principal Balance of a Class of Subordinate Certificates has been previously reduced to zero, the portion of the Available Distribution Amount for all of the Loan Groups in the aggregate remaining after making the distributions described above in paragraphs (a)(1) through (a)(2) shall be distributed in the following order of priority:

          (i) first, to the Class B-1 Certificates, Accrued Certificate Interest thereon;

          (ii) second, to the Class B-1 Certificates, as principal, their pro rata share (based on their Class Principal Balance) of the Subordinate Principal Distribution Amount for such Distribution Date, until their Class Principal Balance has been reduced to zero;

          (iii) third, to the Class B-2 Certificates, Accrued Certificate Interest thereon;

          (iv) fourth, to the Class B-2 Certificates, as principal, their pro rata share (based on their Class Principal Balance) of the Subordinate Principal Distribution Amount for such Distribution Date, until their Class Principal Balance has been reduced to zero;

          (v) fifth, to the Class B-3 Certificates, Accrued Certificate Interest thereon;

          (vi) sixth, to the Class B-3 Certificates, as principal, their pro rata share (based on their Class Principal Balance) of the Subordinate Principal Distribution Amount for such Distribution Date, until their Class Principal Balance has been reduced to zero;

          (vii) seventh, to the Class B-4 Certificates, Accrued Certificate Interest thereon;

          (viii) eighth, to the Class B-4 Certificates, as principal, their pro rata share (based on their Class Principal Balance) of the Subordinate Principal Distribution Amount for such Distribution Date, until their Class Principal Balance has been reduced to zero;

          (ix) ninth, to the Class B-5 Certificates, Accrued Certificate Interest thereon;

          (x) tenth, to the Class B-5 Certificates, as principal, their pro rata share (based on their Class Principal Balance) of the Subordinate Principal Distribution Amount for such Distribution Date, until their Class Principal Balance has been reduced to zero;

          (xi) eleventh, to the Class B-6 Certificates, Accrued Certificate Interest thereon;

          (xii) twelfth, to the Class B-6 Certificates, as principal, their pro rata share (based on their Class Principal Balance) of the Subordinate Principal Distribution Amount for such Distribution Date, until their Class Principal Balance has been reduced to zero; and

          (xiii) thirteenth, to each Class of Certificates in order of seniority (and among the Classes of Senior Certificates related to a Loan Group, pro rata, based on the amount of unreimbursed Realized Losses allocated to such Classes), up to the amount of unreimbursed Realized Losses previously allocated to that Class, if any (unless the allocation of Realized Losses has reduced any Class of Certificates to zero on a previous Distribution Date, in which case no amounts shall be reimbursed to that Class); provided, however, that any amounts distributed pursuant to this paragraph (b)(xiii) shall not cause a further reduction in the Class Principal Balance of any Class of Certificates;

         (6) at such time as all Classes of Certificates have been paid in full and all related Realized Losses previously allocated have been reimbursed in full (unless the allocation of Realized Losses has reduced any Class of Certificates to zero on a previous Distribution Date, in which case no amounts shall be reimbursed to that Class), all remaining amounts shall be distributed to the Class RC Certificates;

         (7) to the Supplemental Interest Trust, the amount of any Defaulted Swap Termination Payment owed to the Swap Provider; and

         (8) any amounts remaining in the Certificate Account on any Distribution Date after all allocations and distributions required to be made by this Trust Agreement have been made shall be paid to the Holders of the Class R Certificates.

         (b) On each Distribution Date, all amounts representing Prepayment Premiums from the Mortgage Loans received during the related Prepayment Period shall be distributed by the Securities Administrator to the holders of the Class P Certificates.

         (c) Notwithstanding the above, if the Subordination Level for any Class of Subordinate Certificates on any Distribution Date is less than the Subordination Level on the Closing Date for such Class of Certificates (such Class, the "Affected Subordinate Certificates"), the aggregate portion of the Principal Prepayment Amount otherwise payable on such Distribution Date to Classes of Subordinate Certificates shall be allocated as follows:

               (1) pro rata (based on their respective Class Principal Balances) to each Class of Subordinate Certificates whose Subordination Level equals or exceeds its initial Subordination Level and the Class of Affected Subordinate Certificates having the lowest numerical designation; or

               (2) if no Class of Subordinate Certificates has a Subordination Level equal to or in excess of its initial Subordination Level, to the Class of Affected Subordinate Certificates having the lowest numerical designation up to an amount sufficient to restore its Subordination Level to its initial Subordination Level, and then to the related Class of Affected Subordinate Certificates having the next lowest numerical designation, in the same manner.

         (d) All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated pro rata among the outstanding Certificates of such Class based on the outstanding principal balance of each such Certificate. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Regular Certificates, by wire transfer of immediately available funds to the account of a Holder at a bank or other entity having appropriate facilities therefor, if such Holder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Holder is the registered owner of Regular Certificates with an initial principal amount of at least $1,000,000. The Securities Administrator may charge the Holder a fee for any payment made by wire transfer. Final distribution on the Certificates shall be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         (e) In the event that the Mortgage Loans are purchased at the election of the Master Servicer pursuant to the terms of Article XI, the Securities Administrator shall remit the amount of any Fair Market Value Excess by wire transfer of immediately available funds to the Holders of the Class RC in accordance with the instructions of the applicable Certificateholder.

         Section 4.02      Allocation of Realized Losses and Shortfalls.

         (a) Realized Losses. On each Distribution Date, Realized Losses and Special Losses (other than Excess Special Losses) realized during the prior calendar month shall be allocated to reduce the Class Principal Balances of the Subordinate Certificates in reverse numerical order, in each case until the Class Principal Balance of each such Class has been reduced to zero. If the Class Principal Balances of the Subordinate Certificates have been reduced to zero, further Realized Losses and Special Losses shall be allocated to the Senior Certificates related to the Loan Group in which such Realized Losses or Special Losses occurred, based on the outstanding Class Principal Balances of such Senior Certificates, in each case until each such Class Principal Balance has been reduced to zero; provided, however, that Realized Losses (other than Excess Special Losses) otherwise allocable to the Class 1A1 Certificates shall first be allocated to the Class 1A2 Certificates, to reduce the Certificate Balance of such Class until such Certificate Balance has been reduced to zero, and thereafter such Realized Losses shall be allocated to the Class 1A1 Certificates, to reduce the Certificate Balance of such Class until such Certificate Balance has been reduced to zero.

         On any Distribution Date, any Excess Special Losses realized during the prior calendar month shall be allocated, pro rata, to (x) all Classes of Senior Certificates related to the Loan Group in which such losses occurred and (y) the Subordinate Certificates, based on the aggregate Class Principal Balance of such Senior Certificates and the related Group Subordinate Amount of the Subordinate Certificates, respectively.

         Whenever Realized Losses, Special Losses or Excess Special Losses are required to be allocated to a Class of Certificates, the Realized Loss, Special Loss or Excess Special Loss, as applicable, shall be allocated to Certificates of such Class of the related Loan Group or Loan Groups, as the case may be, based on their respective outstanding principal amounts.

         (b) Interest Shortfall. Notwithstanding anything in this Agreement to the contrary, on each Distribution Date, before any distributions are made on the Certificates, any interest shortfall with respect to any Mortgage Loan shall be allocated to reduce the Accrued Certificate Interest on each Class of Senior Certificates related to the Loan Group of such Mortgage Loan and each Class of Subordinate Certificates as follows: first, to each Class of Subordinate Certificates, in reverse numerical order, in each case up to the amount of Accrued Certificate Interest otherwise owing to such Class, and second, to each Class of Senior Certificates related to the Loan Group of such Mortgage Loan, pro rata, based on the amount of Accrued Certificate Interest otherwise owing to such Class; provided, however, that any interest shortfall otherwise allocable to the Class 1A1 Certificates shall first be allocated to the Class 1A2 Certificates.

         (c) Modification Losses. Notwithstanding anything in this Agreement to the contrary, in the event that the Note Rate on a Mortgage Loan is reduced as a result of a modification, waiver or amendment of the terms of such Mortgage Loan, whether agreed to by any Servicer or resulting from a bankruptcy, insolvency or similar proceeding involving the related Borrower, such modification, waiver or amendment shall be disregarded for purposes of calculating the Note Rate on any class of certificates.

         (d) Subsequent Recoveries. With respect to any Subsequent Recoveries received with respect to a Mortgage Loan, such Subsequent Recoveries shall be treated as a Principal Prepayment. In addition, the Class Principal Balance of each Class of Certificates to which Realized Losses have been allocated shall be increased, sequentially in the order of payment priority, by the amount of Subsequent Recoveries, but not by more than the amount of Realized Losses previously allocated to reduce the Class Principal Balance of such Class.

         Section 4.03      Crossover Amounts.

         (a) If, on any Distribution Date, the aggregate Class Principal Balance of the Group I Certificates, the Group II Certificates, the Group III Certificates or the Group IV Certificates exceeds the outstanding aggregate principal balance of the Mortgage Loans in the related Loan Group (such Class or Classes, the related "Affected Senior Certificates"), then future principal payments otherwise allocable to the Subordinate Certificates shall be "crossed over" or used to repay principal of the Affected Senior Certificates by increasing the Senior Principal Distribution Amount for the Loan Group related to the Affected Senior Certificates in an amount equal to the lesser of (i) the aggregate amount of principal otherwise payable to the Subordinate Certificates on such Distribution Date and (ii) the amount required to be paid to the Affected Senior Certificates so that their aggregate Class Principal Balance is equal to the outstanding aggregate principal balance of the Mortgage Loans in the related Loan Group.

         (b) In addition, if, as a result of rapid prepayments, the aggregate Class Principal Balance of the Group I Certificates, the Group II Certificates, the Group III or the Group IV Certificates has been reduced to zero and such Senior Certificates are retired, amounts with respect to the Mortgage Loans otherwise distributable as principal on each Class of Subordinate Certificates shall instead be distributed as principal to the Senior Certificates related to the other Loan Groups that remain outstanding, until the Class Principal Balances of the Senior Certificates related to such Loan Group or Loan Groups have been reduced to zero. In order for the distribution priority described in the foregoing sentence to apply on any Distribution Date, it must also be true that either (a) the related Subordinate Percentage for that Distribution Date is less than 200% of such Subordinate Percentage as of the Cut-Off Date, or (b) the average outstanding principal balance of the Mortgage Loans in Loan Group I, Loan Group II, Loan Group III and Loan Group IV that are delinquent sixty (60) days or more (including any such Mortgage Loans in foreclosure or bankruptcy and REO properties) during the most recent three calendar months as a percentage of the related Subordinate Percentage is greater than or equal to 50%.

         (c) All distributions described in this Section 4.03 shall be made in accordance with the priorities set forth in Section 4.01.

         Section 4.04 Certain Matters Relating to the Determination of LIBOR. LIBOR shall be calculated by the Securities Administrator in accordance with the definition of "LIBOR." Until all of the LIBOR Certificates are paid in full, the Securities Administrator will at all times retain at least four Reference Banks for the purpose of determining LIBOR with respect to each LIBOR Determination Date. The Securities Administrator initially shall designate the Reference Banks (after consultation with the Depositor). Each "Reference Bank" shall be a leading bank engaged in transactions in Eurodollar deposits in the international

Eurocurrency market, shall not control, be controlled by, or be under common control with, the Securities Administrator and shall have an established place of business in London. If any such Reference Bank should be unwilling or unable to act as such or if the Securities Administrator should terminate its appointment as Reference Bank, the Securities Administrator shall promptly appoint or cause to be appointed another Reference Bank (after consultation with the Depositor). The Securities Administrator shall have no liability or responsibility to any Person for (i) the selection of any Reference Bank for purposes of determining LIBOR or (ii) any inability to retain at least four Reference Banks which is caused by circumstances beyond its reasonable control.

         The Pass-Through Rate for each Class of LIBOR Certificates for each Interest Accrual Period shall be determined by the Securities Administrator on each LIBOR Determination Date so long as the LIBOR Certificates are outstanding on the basis of LIBOR and the respective formulae appearing in footnotes corresponding to the LIBOR Certificates in the table relating to the Certificates in the Preliminary Statement. The Securities Administrator shall not have any liability or responsibility to any Person for its inability, following a good faith reasonable effort, to obtain quotations from the Reference Banks or to determine the arithmetic mean referred to in the definition of LIBOR, all as provided for in this Section 4.04 and the definition of LIBOR. The establishment of LIBOR and each Pass-Through Rate for the LIBOR Certificates by the Securities Administrator shall (in the absence of manifest error) be final, conclusive and binding upon each Holder of a Certificate and the Trustee.

         Section 4.05 Supplemental Interest Trust. On the Closing Date, the Securities Administrator on behalf of the Trustee shall establish and maintain a separate non-interest bearing trust (the "Supplemental Interest Trust") to which the Securities Administrator will transfer and assign the Interest Rate Swap Agreement. The Supplemental Interest Trust shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Securities Administrator held pursuant to this Agreement.

         On any Distribution Date, Swap Termination Payments, Net Swap Payments owed to the Swap Provider and Net Swap Receipt Amounts for that Distribution Date will be deposited into the Supplemental Interest Trust. Funds in the Supplemental Interest Trust will be distributed in the following order of priority:

          (i) to the Swap Provider, the sum of (x) all Net Swap Payments and
     (y) any Swap Termination Payment, other than a Defaulted Swap Termination Payment, to the Swap Provider, if any, owed for that Distribution Date;

          (ii)to the LIBOR Certificateholders, to pay Accrued Certificate Interest to the extent unpaid from other Available Distribution Amounts;

          (iii) to the LIBOR Certificateholders, to pay Basis Risk Carry Forward Amounts to the extent unpaid from other Available Distribution Amounts (including funds on deposit in the Excess Reserve Fund Account);

          (iv)to the Swap Provider, any Defaulted Swap Termination Payment owed to the Swap Provider for that Distribution Date; and

          (v) to the holders of the Class 4A-IO Certificates, any remaining amounts.

         Upon termination of the Trust, any amounts remaining in the Supplemental Interest Trust shall be distributed pursuant to the priorities set forth in this Section 4.05.

         The Securities Administrator shall account for the Supplemental Interest Trust as an asset of a grantor trust under subpart E, Part I of subchapter J of the Code and not as an asset of any Trust REMIC created pursuant to this Agreement. The beneficial owners of the Supplemental Interest Trust are the Class 4A-IO Certificateholders. For federal income tax purposes, Net Swap Payments and Swap Termination Payments payable to the Swap Provider shall be deemed to be paid to the Supplemental Interest Trust first, from the Upper-Tier REMIC, by the Holder of the Class 4A-IO Certificates and second, other than any Defaulted Swap Termination Payment, from the Upper-Tier REMIC by the Holders of the applicable Class or Classes of LIBOR Certificates as and to the extent provided in Section 8.14.

         Any Basis Risk Carry Forward Amounts (defined solely for this purpose as any excess of monies received for such Distribution Date over the REMIC
Cap) distributed by the Securities Administrator to the LIBOR Certificateholders shall be accounted for by the Securities Administrator, for federal income tax purposes, as amounts paid first to the Holders of the Class 4A-IO Certificates in respect of the Class 4A-IO Interest and (to the extent remaining after payments to the Swap Provider) then to the respective Class or Classes of LIBOR Certificates. In addition, the Securities Administrator shall account for the rights of Holders of each Class of LIBOR Certificates to receive payments of Basis Risk Carry Forward Amounts (defined solely for this purpose as any excess of monies received for such Distribution Date over the REMIC Cap) from the Supplemental Interest Trust (along with Basis Risk Carry Forward Amounts (defined solely for this purpose as any excess of monies received for such Distribution Date over the REMIC Cap) payable from the Excess Reserve Fund Account) as rights in a separate limited recourse interest rate cap contract written by the Class 4A-IO Certificateholders in favor of Holders of each such Class.

         The Supplemental Interest Trust shall be an "outside reserve fund" for federal income tax purposes and will not be an asset of any Trust REMIC. Furthermore, the Holders of the Class 4A-IO Certificates shall be the beneficial owners of the Supplemental Interest Trust for all federal income tax purposes, and shall be taxable on all income earned thereon.

         Section 4.06 Trust's Obligations under the Interest Rate Swap Agreement; Replacement and Termination of the Interest Rate Swap Agreement.

         (a) Upon the Securities Administrator obtaining actual knowledge of the rating of the Swap Provider falling below the Required Hedge Counterparty Rating (as defined in the Interest Rate Swap Agreement), the Securities Administrator, acting at the written direction of the Depositor, shall attempt to negotiate an ISDA Credit Support Annex (as defined in the Interest Rate Swap Agreement) with the Swap Provider that meets the terms of the Interest Rate Swap Agreement. If an ISDA Credit Support Annex is negotiated, the Securities Administrator, acting at the written direction of the Depositor, shall set up an account in accordance with Section 3.01(c) to hold cash or other eligible investments pledged under such ISDA Credit Support Annex. Any cash or other eligible investments pledged under an ISDA Credit Support Annex shall not be part of the Distribution Account, the Excess Reserve Fund Account or the Supplemental Interest Trust unless they are applied in accordance with such ISDA Credit Support Annex to make a payment due to the Trust pursuant to the Interest Rate Swap Agreement.

         (b) Upon the Securities Administrator obtaining actual knowledge of an Event of Default (as defined in the Interest Rate Swap Agreement) or Termination Event (as defined in the Interest Rate Swap Agreement) for which the Trust has the right to designate an Early Termination Date (as defined in the Interest Rate Swap Agreement), the Securities Administrator will act at the written direction of the Depositor as to whether it will designate an Early Termination Date; provided, however, that the Trust shall provide written notice to each Rating Agency following the Event of Default or Termination Event. Upon the termination of the Interest Rate Swap Agreement under the circumstances contemplated by this Section 4.05(b), the Trust shall use its reasonable best efforts to enforce the rights of the Trust and the Securities Administrator thereunder as may be permitted by the terms of the Interest Rate Swap Agreement and consistent with the terms hereof, and shall apply the proceeds of any such efforts to enter into a replacement interest rate swap agreement with another swap provider. To the extent such replacement interest rate swap agreement can be entered into, any termination payments received by the Trust in respect of the terminated interest rate swap agreement shall be used, to the extent necessary, by the Trust for the purpose of entering into such replacement interest rate swap agreement.

                                   ARTICLE V

                               THE CERTIFICATES

         Section 5.01 The Certificates. The Certificates shall be substantially in the forms attached hereto as exhibits. The Certificates shall be issuable in registered form, in the minimum denominations, integral multiples in excess thereof (except that one Certificate in each Class may be issued in a different amount) and aggregate denominations per Class set forth in the Preliminary Statement.

         The Depositor hereby directs the Securities Administrator to register the Class P Certificates in the name of the Depositor or its designee. On a date as to which the Depositor notifies the Securities Administrator, the Depositor hereby directs the Securities Administrator to transfer the Class P Certificates in the name of the NIM Trustee or such other name or names as the Depositor shall request, and to deliver the Class P Certificates to the NIM Trustee, or to such other person or persons as the Depositor shall request.

         Subject to Section 11.02 respecting the final distribution on the Certificates, on each Distribution Date the Securities Administrator shall make distributions to each Certificateholder of record on the preceding Record Date either (x) by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor as directed by that Certificateholder by written wire instructions provided to the Securities Administrator or (y), in the event that no wire instructions are provided to the Securities Administrator, by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register.

         The Certificates shall be executed by manual or facsimile signature on behalf of the Securities Administrator by an authorized officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time such signatures were affixed, authorized to sign on behalf of the Securities Administrator shall bind the Securities Administrator, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of any such Certificates or did not hold such office at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless authenticated by the Securities Administrator by manual signature, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates shall be dated the date of their authentication. On the Closing Date, the Securities Administrator shall authenticate the Certificates to be issued at the direction of the Depositor, or any affiliate thereof.

         Section 5.02 Certificate Register; Registration of Transfer and Exchange of Certificates. (a) The Securities Administrator shall maintain, or cause to be maintained in accordance with the provisions of Section 5.06, a Certificate Register for the Trust Fund in which, subject to the provisions of subsections (b) and (c) below and to such reasonable regulations as it may prescribe, the Securities Administrator shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any Certificate, the Securities Administrator shall execute and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and aggregate Percentage Interest.

         At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency of the Securities Administrator. Whenever any Certificates are so surrendered for exchange, the Securities Administrator shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the holder thereof or his attorney duly authorized in writing.

         No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

         All Certificates surrendered for registration of transfer or exchange shall be cancelled and subsequently destroyed by the Securities Administrator in accordance with the Securities Administrator's customary procedures.

         (b) No transfer of a Private Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such state securities laws. Except with respect to (i) the initial transfer of the Class P Certificates on the Closing Date, (ii) the transfer of the Class P Certificates to the NIM Issuer or the NIM Trustee, or (iii) a transfer of the Class P Certificates to the Depositor or any Affiliate of the Depositor, in the event that a transfer of a Private Certificate which is a Physical Certificate is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer shall certify to the Securities Administrator in writing the facts surrounding the transfer in substantially the form set forth in Exhibit H (the "Transferor Certificate") and either (i) there shall be delivered to the Securities Administrator a letter in substantially the form of Exhibit I (the "Rule 144A Letter") or (ii) there shall be delivered to the Securities Administrator at the expense of the transferor an Opinion of Counsel that such transfer may be made without registration under the Securities Act. In the event that a transfer of a Private Certificate which is a Book-Entry Certificate is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer will be deemed to have made as of the transfer date each of the certifications set forth in the Transferor Certificate in respect of such Certificate and the transferee will be deemed to have made as of the transfer date each of the certifications set forth in the Rule 144A Letter in respect of such Certificate, in each case as if such Certificate were evidenced by a Physical Certificate. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. The Trustee and the Securities Administrator shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information regarding the Certificates, the Mortgage Loans and other matters regarding the Trust Fund as the Depositor shall reasonably request to meet its obligation under the preceding sentence. Each Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor and each Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         Except with respect to (i) the initial transfer of the Class P Certificates on the Closing Date, (ii) the transfer of the Class P Certificates to the NIM Issuer or the NIM Trustee or (iii) a transfer of the Class P Certificates to the Depositor or any Affiliate of the Depositor, no transfer of an ERISA-Restricted Certificate shall be made unless the Securities Administrator shall have received either (i) a representation from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Securities Administrator (in the event such Certificate is a Private Certificate or a Residual Certificate, such requirement is satisfied only by the Securities Administrator's receipt of a representation letter from the transferee substantially in the form of Exhibit G), to the effect that such transferee is not an employee benefit plan or arrangement subject to
Section 406 of ERISA, a plan subject to Section 4975 of the Code or a plan subject to any Federal, state or local law ("Similar Law") materially similar to the foregoing provisions of ERISA or the Code, nor a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such transfer (each such investor a "Plan"), (ii) in the case of an ERISA-Restricted Certificate (other than a Residual Certificate) that has been the subject of an ERISA-Qualifying Underwriting, a representation that the purchaser is an insurance company that is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption ("PTCE") 95-60) and that the purchase and holding of such Certificates satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60 or (iii) in the case of any ERISA-Restricted Certificate presented for registration in the name of an employee benefit plan subject to Title I of ERISA, a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a plan subject to Similar Law, or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Securities Administrator and the Depositor, which Opinion of Counsel shall not be an expense of the Trustee, the Depositor, the Securities Administrator or the Trust Fund, addressed to the Securities Administrator and the Depositor, to the effect that the purchase and holding of such ERISA-Restricted Certificate will not constitute or result in a non-exempt prohibited transaction within the meaning of ERISA, Section 4975 of the Code or any Similar Law and will not subject the Trustee, the Depositor, the Master Servicer, any other servicer or the Securities Administrator to any obligation in addition to those expressly undertaken in this Agreement or to any liability. For purposes of the preceding sentence, with respect to an ERISA-Restricted Certificate that is not a Private Certificate or a Residual Certificate, in the event the representation letter referred to in the preceding sentence is not furnished, such representation shall be deemed to have been made to the Securities Administrator by the transferee's (including an initial acquirer's) acceptance of the ERISA-Restricted Certificates. In the event that such representation is violated, or any attempt is made to transfer to a plan or arrangement subject to Section 406 of ERISA, a plan subject to
Section 4975 of the Code or a plan subject to Similar Law, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement, without such Opinion of Counsel, such attempted transfer or acquisition shall be void and of no effect.

         During the period the Supplemental Interest Trust is in effect, no transfer of a Certificate shall be made unless the Securities Administrator shall have received either a representation from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Securities Administrator to the effect that such transferee is not a Plan, or
(ii) a representation that the purchase and holding of the Certificate satisfy the requirements for exemptive relief under PTCE 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 or a similar exemption, or in the case of a Plan subject to Similar Law, will not constitute a non-exempt violation of such Similar Law. In the event such a representation letter is not delivered, one of the foregoing representations, as appropriate, shall be deemed to have been made by the transferee's (including an initial acquirer's) acceptance of the Certificate. In the event that such representation is violated, such transfer or acquisition shall be void and of no effect.

         Neither the Class R nor the Class RC Certificates may be sold to any employee benefit plan subject to Title I of ERISA, any plan subject to Section 4975 of the Code, or any plan subject to any Similar Law or any person investing on behalf of or with plan assets of such plan.

         The Securities Administrator shall not have any duty to monitor transfers of beneficial interests in any Book-Entry Certificate, and the Securities Administrator shall not be under liability to any Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 5.02(b) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Securities Administrator in accordance with the foregoing requirements.

         (c) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

          (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Securities Administrator of any change or impending change in its status as a Permitted Transferee;

          (ii)No Ownership Interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Securities Administrator shall not register the Transfer of any Residual Certificate unless, in addition to the certificates required to be delivered to the Securities Administrator under subparagraph (b) above, the Securities Administrator shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit G;

          (iii) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee;

          (iv)Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate. Neither the Securities Administrator nor the Trustee shall have any liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by Section 5.02(b) and this Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement. The Securities Administrator shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time. Any such payments so recovered by the Securities Administrator shall be paid and delivered by the Securities Administrator to the last preceding Permitted Transferee of such Certificate; and

          (v) The Depositor shall use its best efforts to make available, upon receipt of written request from the Securities Administrator, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee.

         The restrictions on Transfers of a Residual Certificate set forth in this Section 5.02(c) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Securities Administrator of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trust Fund, the Trustee, or the Securities Administrator, to the effect that the elimination of such restrictions will not cause any Trust REMIC to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Residual Certificate hereby consents to any amendment of this Agreement which, based on an Opinion of Counsel furnished to the Securities Administrator, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Residual Certificate which is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

         (d) The preparation and delivery of all certificates and opinions referred to above in this Section 5.02 in connection with transfer shall be at the expense of the parties to such transfers.

         (e) Except as provided below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Certificates may not be transferred by the Securities Administrator except to another Depository; (ii) the Depository shall maintain book entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (iii) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee and the Securities Administrator shall deal with the Depository, Depository Participants and indirect participating firms as representatives of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (vi) the Securities Administrator may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

         All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

         If (x) (i) the Depository or the Depositor advises the Securities Administrator in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (ii) the Securities Administrator or the Depositor is unable to locate a qualified successor, or
(y) the Depositor notifies the Depository of its intent to terminate the book entry system through the Depository, the Depository Participants holding beneficial interests in the Book-Entry Certificates agree to initiate such termination, the Securities Administrator shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Securities Administrator of the related Class of Certificates by the Depository, accompanied by the instructions from the Depository for registration, the Securities Administrator shall issue the Definitive Certificates. Neither the Depositor nor the Securities Administrator shall be liable for any delay in delivery of such instruction and each may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Securities Administrator with an adequate inventory of Certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Securities Administrator, to the extent applicable with respect to such Definitive Certificates and the Securities Administrator shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder; provided, that the Securities Administrator shall not by virtue of its assumption of such obligations become liable to any party for any act or failure to act of the Depository.

         (f) Each Private Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer and accompanied by IRS Form W-8ECI, W-8BEN, W-8IMY (and all appropriate attachments) or W-9 in form satisfactory to the Securities Administrator, duly executed by the Certificateholder or his attorney duly authorized in writing. Each Certificate presented or surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by the Securities Administrator in accordance with its customary practice. No service charge shall be made for any registration of transfer or exchange of Private Certificates, but the Securities Administrator may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Private Certificates.

         Section 5.03 Mutilated, Destroyed, Lost or Stolen Certificates. If
(a) any mutilated Certificate is surrendered to the Securities Administrator, or the Securities Administrator receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Depositor, the Trustee and the Securities Administrator such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice to the Securities Administrator that such Certificate has been acquired by a protected purchaser, the Securities Administrator shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percentage Interest. In connection with the issuance of any new Certificate under this
Section 5.03, the Securities Administrator may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Securities Administrator) connected therewith. Any replacement Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         Section 5.04 Persons Deemed Owners. The Trustee, the Depositor, the Securities Administrator and any agent of the Depositor, the Securities Administrator or the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and none of the Trustee, the Securities Administrator, the Depositor or any agent of the Depositor, the Securities Administrator or the Trustee shall be affected by any notice to the contrary.

         Section 5.05 Access to List of Certificateholders' Names and Addresses. If three or more Certificateholders (a) request such information in writing from the Securities Administrator, (b) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates, and
(c) provide a copy of the communication which such Certificateholders propose to transmit, or if the Depositor or a Servicer shall request such information in writing from the Securities Administrator, then the Securities Administrator shall, within ten (10) Business Days after the receipt of such request, provide the Depositor, such Servicer or such Certificateholders at such recipients' expense the most recent list of the Certificateholders of such Trust Fund held by the Securities Administrator, if any. The Depositor and every Certificateholder, by receiving and holding a Certificate, agree that the Securities Administrator shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

         Section 5.06 Maintenance of Office or Agency. The Securities Administrator will maintain or cause to be maintained at its expense an office or agency or agencies where Certificates may be surrendered for registration of transfer or exchange. The Securities Administrator initially designates its office for such purposes, located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services - GSAA Home Equity Trust 2006-4. The Securities Administrator will give prompt written notice to the Certificateholders of any change in such location of any such office or agency.

                                  ARTICLE VI

                                 THE DEPOSITOR

         Section 6.01 Liabilities of the Depositor. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by it herein.

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

         Section 6.02 Merger or Consolidation of the Depositor. The Depositor will keep in full effect its existence, rights and franchises as a corporation or federally chartered savings bank, as the case may be, under the laws of the United States or under the laws of one of the states thereof and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its respective duties under this Agreement.

         Any Person into which the Depositor may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor shall be a party, or any person succeeding to the business of the Depositor, shall be the successor of the Depositor, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 6.03 Limitation on Liability of the Depositor and Others. Neither the Depositor nor any of its directors, officers, employees or agents shall be under any liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or any such Person against any breach of representations or warranties made by it herein or protect the Depositor or any such Person from any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor and any director, officer, employee or agent of the Depositor may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor and any director, officer, employee or agent of the Depositor shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. The Depositor shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor may in its discretion undertake any such action (or direct the Trustee to undertake such actions for the benefit of the Certificateholders) that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, the Depositor shall be entitled to be reimbursed therefor out of the Distribution Account.

         Section 6.04 Servicing Compliance Review. Promptly upon receipt from the Servicer of its annual statement of compliance and accountant's report described in the applicable Step 2 Assignment Agreements the Master Servicer shall furnish a copy thereof to the Depositor. Promptly after the Depositor's receipt thereof, the Depositor shall review the same and, if applicable, consult with such Servicer as to the nature of any defaults by such Servicer in the fulfillment of any of its Servicer's obligations under the Servicing Agreement.

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

         Section 6.05 Option to Purchase Defaulted Mortgage Loans. The Depositor shall have the option, but is not obligated, to purchase from the Trust any Mortgage Loan that is ninety (90) days or more delinquent. The purchase price therefor shall be 100% of the unpaid principal balance of such Mortgage Loan, plus all related accrued and unpaid interest, and the amount of any unreimbursed Servicing Advances made by the Servicers or the Master Servicer related to the Mortgage Loan.

                                  ARTICLE VII

                               SERVICER DEFAULT

         Section 7.01 Events of Default. If an Event of Default described in any Servicing Agreement shall occur with respect to the related Servicer then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Master Servicer may, or at the direction of Certificateholders entitled to a majority of the Voting Rights the Master Servicer shall, by notice in writing to the applicable Servicer (with a copy to each Rating Agency), terminate all of the rights and obligations of such Servicer under the Servicing Agreement and in and to the Mortgage Loans and the proceeds thereof. The Holders of Certificates evidencing at least 66% of the Voting Rights of Certificates affected by a Event of Default may waive such Event of Default; provided, however, that (a) an Event of Default with respect to any Servicer's obligation to make Monthly Advances may be waived only by all of the holders of the Certificates affected by such Event of Default and (b) no such waiver is permitted that would materially adversely affect any non consenting Certificateholder. On and after the receipt by such Servicer of such written notice of termination, all authority and power of such Servicer hereunder, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Master Servicer. The Master Servicer is hereby authorized and empowered to execute and deliver, on behalf of such Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise.

         Section 7.02 Master Servicer to Act; Appointment of Successor. Within 120 days after the Master Servicer gives, and the applicable Servicer receives a notice of termination pursuant to Section 7.01, the Master Servicer shall, subject to and to the extent provided in Section 7.03, and subject to the rights of the Master Servicer to appoint a successor Servicer pursuant to this
Section 7.02, be the successor to the applicable Servicer in its capacity as servicer under the related Servicing Agreement and the transactions set forth or provided for herein and in such Servicing Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on such Servicer by the terms and provisions of such Servicing Agreement and applicable law including the obligation to make Monthly Advances or Servicing Advances pursuant to such Servicing Agreement (it being understood and agreed that if such Servicer fails to make an Advance, the Master Servicer shall do so unless a determination has been made that such Advance would constitute a Nonrecoverable Monthly Advance or a Nonrecoverable Servicing Advance). As compensation therefor, the Master Servicer shall be entitled to all funds relating to the Mortgage Loans that such Servicer would have been entitled to charge to the Collection Account if such Servicer had continued to act under the applicable Servicing Agreement including, if such Servicer was receiving the Servicing Fee at the applicable Servicing Fee Rate set forth in the related Servicing Agreement (as set forth in the Mortgage Loan Schedule with respect to the related Group I Mortgage Loans, Group II Mortgage Loans, Group III Mortgage Loans and Group IV Mortgage Loans, respectively) such Servicing Fee and the income on investments or gain related to the Collection Account.

         Notwithstanding the foregoing, the Master Servicer may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making Monthly Advances and Servicing Advances pursuant to the applicable Servicing Agreement, or if it is otherwise unable to so act, or, at the written request of Certificateholders entitled to a majority of the Voting Rights, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution the appointment of which does not adversely affect the then current rating of the Certificates by each Rating Agency, as the successor to such Servicer under the related Servicing Agreement in the assumption of all or any part of the responsibilities, duties or liabilities of such Servicer. No such appointment of a successor to a Servicer hereunder shall be effective until the Depositor shall have consented thereto. Any successor to such Servicer shall be an institution which is a Fannie Mae and Freddie Mac approved seller/servicer in good standing, which has a net worth of at least $25,000,000, which is willing to service the Mortgage Loans and which executes and delivers to the Depositor and the Master Servicer an agreement accepting such delegation and assignment, containing an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of such terminated Servicer, (other than liabilities of such terminated Servicer incurred prior to termination of such Servicer under Section 7.01), with like effect as if originally named as a party to this Agreement; provided, that each Rating Agency acknowledges that its rating of the Certificates in effect immediately prior to such assignment and delegation will not be qualified or reduced, as a result of such assignment and delegation. Pending appointment of a successor to a Servicer hereunder, the Master Servicer, unless the Master Servicer is prohibited by law from so acting, shall, subject to this Section 7.02, act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Master Servicer may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it, the Depositor and such successor shall agree; provided, however, that no such compensation shall be in excess of the applicable Servicing Fee Rate and amounts paid to the applicable Servicer from investments. The Master Servicer and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Neither the Master Servicer nor any other successor to a Servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the predecessor Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it.

         Any successor Servicer shall give notice to the Mortgagors of such change of Servicer, in accordance with applicable federal and state law, and shall, during the term of its service as servicer, maintain in force the policy or policies that the applicable Servicer is required to maintain pursuant to the related Servicing Agreement.

         Notwithstanding the foregoing, the Master Servicer may not terminate a Servicer without cause.

         Section 7.03 Master Servicer to Act as Servicer. In the event that a Servicer shall for any other reason no longer be the Servicer, the Master Servicer or another successor Servicer, shall thereupon assume all of the rights and obligations of the predecessor Servicer hereunder arising thereafter pursuant to Section 7.02.

         Section 7.04 Notification to Certificateholders. (a) Upon any termination of or appointment of a successor to a Servicer, the Securities Administrator shall give prompt written notice thereof to Certificateholders and to each Rating Agency.

         (b) Promptly after the occurrence of any Event of Default, the Securities Administrator shall transmit by mail to all Certificateholders and each Rating Agency notice of each such Event of Default hereunder known to the Securities Administrator, unless such Event of Default shall have been cured or waived.

                                 ARTICLE VIII

                   CONCERNING THE TRUSTEE AND THE CUSTODIAN

         Section 8.01 Duties of the Trustee and the Custodians. The Trustee, before the occurrence of a Master Servicer Event of Default and after the curing of all Master Servicer Events of Default that may have occurred, shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement. In case a Master Servicer Event of Default has occurred and remains uncured, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         The Trustee and each Custodian, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee or the Custodians, as applicable, that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether on their face they are in the form required by this Agreement, or with respect to the documents in the respective Custodial Files whether they satisfy the review criteria set forth in Section 2.02. Neither the Trustee nor any Custodian shall be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order, or other instrument.

         No provision of this Agreement shall be construed to relieve the Trustee or any Custodian from liability for its own negligent action, its own negligent failure to act or its own bad faith or willful misfeasance; provided, however, that:

         (a) unless a Master Servicer Event of Default of which a Responsible Officer of the Trustee obtains actual knowledge has occurred and is continuing, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of the duties and obligations specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee, and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement which it believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

         (b) the Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it is finally proven that the Trustee was negligent in ascertaining the pertinent facts; and

         (c) the Trustee shall not be liable with respect to any action taken, suffered, or omitted to be taken by it in good faith in accordance with the direction of the Holders of Certificates evidencing not less than 25% of the Voting Rights of Certificates relating to the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement.

         Section 8.02      [Reserved].

         Section 8.03 Certain Matters Affecting the Trustee and the Custodians. Except as otherwise provided in Section 8.01:

         (a) the Trustee and each Custodian may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, Opinion of Counsel, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the Trustee and each Custodian shall have no responsibility to ascertain or confirm the genuineness of any signature of any such party or parties;

         (b) before taking any action under this Agreement, the Trustee and each Custodian may consult with counsel, financial advisers or accountants and the advice of any such counsel, financial advisers or accountants and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

         (c) the Trustee and the Custodians shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

         (d) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require indemnity satisfactory to the Trustee against such cost, expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the applicable Servicer or, if paid


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

by the Trustee, shall be repaid by the applicable Servicer upon demand from such Servicer's own funds;

         (e) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, accountants or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agents, accountants or attorneys appointed with due care by it hereunder;

         (f) neither the Trustee nor any Custodian shall be required to risk or expend its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it;

         (g) the Trustee shall not be liable for any loss on any investment of funds pursuant to this Agreement (other than as issuer of the investment security) or for the acts or omissions of the Custodians not affiliated with the Trustee;

         (h) unless a Responsible Officer of the Trustee has actual knowledge of the occurrence of a Master Servicer Event of Default or an Event of Default, the Trustee shall not be deemed to have knowledge of a Master Servicer Event of Default or an Event of Default, until a Responsible Officer of the Trustee shall have received written notice thereof;

         (i) the Trustee shall be under no obligation to exercise any of the trusts, rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby;

         (j) the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act;

         (k) the Trustee shall not be required to give any bond or surety in respect of the execution of the Trust Fund created hereby or the powers granted hereunder;

         (l) notwithstanding anything to the contrary in any Servicing Agreement, the Trustee shall not consent to a Servicer's request of assigning a Servicing Agreement or the servicing rights thereunder to any other party;

         (m) the Securities Administrator is authorized and directed to execute the Interest Rate Swap Agreement;

         (n) the Trustee and the Custodians shall not be accountable and shall have no liability for any acts or omissions by the Securities Administrator, the Master Servicer or any other party hereto; and

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         (o) in no event shall the Trustee or any Custodian be liable for special, indirect or consequential damages.

         Section 8.04 Trustee and Custodians Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates shall be taken as the statements of the Depositor and neither the Trustee nor any Custodian assumes any responsibility for their correctness. The Trustee and the Custodians make no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document. Neither the Trustee nor any Custodian shall be accountable for the use or application by the Depositor, the Master Servicer, any Servicer or the Securities Administrator of any funds paid to the Depositor, the Master Servicer, any Servicer or the Securities Administrator in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account or the Distribution Account by the Depositor, the Master Servicer, any Servicer, or the Securities Administrator.

         The Trustee shall have no responsibility (i) for filing or recording any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder (unless the Trustee shall have become and remains the successor Master Servicer), (ii) to see to any insurance (unless the Trustee shall have become the successor Master Servicer), or (iii) to confirm or verify the contents of any reports or certificates of any Servicer, Securities Administrator or Master Servicer delivered to the Trustee pursuant to this Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties.

         The Securities Administrator executes the Certificates not in its individual capacity but solely as Securities Administrator of the Trust Fund created by this Agreement, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Securities Administrator on behalf of the Trust Fund in the Certificates is made and intended not as a personal undertaking or agreement by the Securities Administrator but is made and intended for the purpose of binding only the Trust Fund.

         Section 8.05 Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trustee.

         Section 8.06 Trustee's Fees and Expenses. As compensation for its activities under this Agreement, the Trustee shall be paid an on-going monthly or annual fee, as applicable, by the Securities Administrator pursuant to a separate agreement. The Trustee shall have no lien on the Trust Fund for the payment of such fees. The Trustee shall be entitled to be reimbursed, from funds on deposit in the Distribution Account, amounts sufficient to indemnify and hold harmless the Trustee and any director, officer, employee, or agent of the Trustee against any loss, liability, or expense (including reasonable attorneys' fees) incurred in connection with any claim or legal action relating to

         (a) this Agreement,

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

         (b) the Certificates, or

         (c) the performance of any of the Trustee's duties under this Agreement,

other than any loss, liability, or expense (i) resulting from any breach of any Servicer's obligations in connection with a Servicing Agreement for which a Servicer has performed its obligation to indemnify the Trustee pursuant to such Servicing Agreement, (ii) resulting from any breach of any Responsible Party's obligations in connection with any Sale Agreement for which it has performed its obligation to indemnify the Trustee pursuant to such Sale Agreement, (iii) resulting from any breach of the Master Servicer's obligations hereunder for which the Master Servicer has performed its obligation to indemnify the Trustee pursuant to this Agreement, or (iv) incurred because of willful misfeasance, bad faith, or negligence in the performance of any of the Trustee's duties under this Agreement. This indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee under this Agreement. Without limiting the foregoing, except for any expense, disbursement, or advance arising from the Trustee's negligence, bad faith, or willful misfeasance, the Trust Fund shall pay or reimburse the Trustee, for all reasonable expenses, disbursements, and advances incurred or made by the Trustee in accordance with this Agreement with respect to:

                           (A) the reasonable compensation, expenses, and
                  disbursements of its counsel not associated with the closing of the issuance of the Certificates, and

                           (B) the reasonable compensation, expenses, and
                  disbursements of any accountant, engineer, or appraiser that is not regularly employed by the Trustee, to the extent that the Trustee must engage them to perform services under this Agreement.

         Except as otherwise provided in this Agreement, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee under this Agreement or for any other expenses.

         Section 8.07 Eligibility Requirements for the Trustee. The Trustee hereunder shall at all times be a corporation, banking association or other association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and the appointment of which would not cause any of the Rating Agencies to reduce or withdraw their respective then current ratings of the Certificates (or having provided such security from time to time as is sufficient to avoid such reduction) as evidenced in writing by each Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.07 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with this Section 8.07, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.08. The entity serving as Trustee may have normal banking and trust relationships with the Depositor and its affiliates or with any Servicer and its affiliates; provided, however,

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that such entity cannot be an affiliate of the Depositor or of any Servicer other than the Trustee in its role as successor to the Master Servicer.

         Section 8.08 Resignation and Removal of the Trustee. The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice of resignation to the Depositor, the Master Servicer, the Securities Administrator and each Rating Agency not less than sixty (60) days before the date specified in such notice, when, subject to Section 8.09, such resignation is to take effect, and acceptance by a successor trustee in accordance with Section 8.09 meeting the qualifications set forth in Section
8.07. If no successor trustee meeting such qualifications shall have been so appointed and have accepted appointment within thirty (30) days after the giving of such notice or resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

         If at any time (i) the Trustee shall cease to be eligible in accordance with Section 8.07 and shall fail to resign after written request thereto by the Depositor, (ii) the Trustee shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, (iii)(A) a tax is imposed with respect to the Trust Fund by any state in which the Trustee or the Trust Fund is located and (B) the imposition of such tax would be avoided by the appointment of a different trustee or (iv) the Trustee fails to comply with its obligations under the last sentence of Section 9.04 in the preceding paragraph, Section 8.10 or Article XIII and such failure is not remedied within the lesser of ten (10) calendar days or such period in which the applicable Exchange Act Report can be timely filed (without taking into account any extensions), then, in the case of clauses (i) through (iii), the Depositor may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which shall be delivered to the Trustee and one copy to the successor trustee.

         The Holders of Certificates entitled to a majority of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in duplicate, signed by such Holders or their attorneys in fact duly authorized, one complete set of which shall be delivered to the Trustee so removed and one complete set to the successor so appointed. The successor trustee shall notify each Rating Agency of any removal of the Trustee.

         Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to this Section 8.08 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.09.

         Section 8.09 Successor Trustee. Any successor trustee appointed as provided in Section 8.08 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The Depositor and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.

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

         No successor trustee shall accept appointment as provided in this
Section 8.09 unless at the time of its acceptance, the successor trustee is eligible under Section 8.07 and its appointment does not adversely affect the then current rating of the Certificates and has provided to the Depositor in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to a replacement Trustee.

         Upon acceptance of appointment by a successor trustee as provided in this Section 8.09, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates and each Custodian. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

         Section 8.10 Merger or Consolidation of the Trustee or any Custodian. Any corporation into which the Trustee or any Custodian, as applicable, may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee or any Custodian, as applicable, shall be a party, or any corporation succeeding to the business of the Trustee or any Custodian, as applicable, shall be the successor of the Trustee or a Custodian, as applicable, hereunder; provided, that such corporation shall be eligible under Section 8.07 without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 8.11 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund or any part thereof, whichever is applicable, and, subject to the other provisions of this Section 8.11, such powers, duties, obligations, rights and trusts as the Trustee may consider appropriate. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.09 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.09.

         Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

         (a) To the extent necessary to effectuate the purposes of this
Section 8.11, all rights, powers, duties and obligations conferred or imposed upon the Trustee, except for the obligation of the Trustee (as successor Master Servicer) under this Agreement to advance funds on behalf of the Master Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act


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

or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the applicable Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

         (b) No trustee hereunder shall be held personally liable because of any act or omission of any other trustee hereunder and such appointment shall not, and shall not be deemed to, constitute any such separate trustee or co-trustee as agent of the Trustee;

         (c) The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee; and

         (d) The Trust Fund, and not the Trustee, shall be liable for the payment of reasonable compensation, reimbursement and indemnification to any such separate trustee or co-trustee.

         Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the separate trustees and co-trustees, when and as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Master Servicer and the Depositor.

         Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         Section 8.12 Tax Matters. [SUBJECT TO TAX REVISION] It is intended that the assets with respect to which any REMIC election pertaining to the Trust Fund is to be made, as set forth in the Preliminary Statement, shall constitute, and that the conduct of matters relating to such assets shall be such as to qualify such assets as, a "real estate mortgage investment conduit" as defined in, and in accordance with, the REMIC Provisions. In furtherance of such intention, the Securities Administrator covenants and agrees that it shall act as agent (and the Securities Administrator is hereby appointed to act as agent) on behalf of each REMIC described in the Preliminary Statement and that in such capacity it shall:

         (a) prepare and file, in a timely manner, a U.S. Real Estate Mortgage Investment Conduit (REMIC) Income Tax Return (Form 1066 or any successor form adopted by the Internal Revenue Service) and prepare and file with the Internal Revenue Service and


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

applicable state or local tax authorities income tax or information returns for each taxable year with respect to each Trust REMIC containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and furnish to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby;

         (b) within thirty (30) days of the Closing Date, apply for an employer identification number from the Internal Revenue Service via Form SS-4 or any other acceptable method for all tax entities and shall also furnish to the Internal Revenue Service, on Form 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto, together with such additional information as may be required by such Form, and update such information at the time or times in the manner required by the Code;

         (c) make an election that each Trust REMIC be treated as a REMIC on the federal tax return for its first taxable year (and, if necessary, under applicable state law);

         (d) prepare and forward to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns and reports as and when required to be provided to them in accordance with the REMIC Provisions, including the calculation of any original issue discount using the prepayment assumption (as described in the Prospectus Supplement);

         (e) provide information necessary for the computation of tax imposed on the transfer of a Residual Certificate to a Person that is not a Permitted Transferee (a "Non Permitted Transferee"), or an agent (including a broker, nominee or other middleman) of a Non Permitted Transferee, or a pass through entity in which a Non Permitted Transferee is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax);

         (f) to the extent that they are under its control, conduct matters relating to such assets at all times that any Certificates are outstanding so as to maintain the status of each Trust REMIC as a REMIC under the REMIC Provisions;

         (g) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of any Trust REMIC created hereunder;

         (h) pay, from the sources specified in the last paragraph of this
Section 8.12, the amount of any federal or state tax, including prohibited transaction taxes as described below, imposed on any Trust REMIC before its termination when and as the same shall be due and payable (but such obligation shall not prevent the Securities Administrator or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Securities Administrator from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings);

         (i) cause federal, state or local income tax or information returns to be signed by the Securities Administrator or, if required by applicable tax law, the Trustee or such other


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

person as may be required to sign such returns by the Code or state or local laws, regulations or rules;

         (j) maintain records relating to each of the Trust REMICs, including the income, expenses, assets, and liabilities thereof on a calendar year basis and on the accrual method of accounting and the fair market value and adjusted basis of the assets determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information; and

         (k) as and when necessary and appropriate, represent each Trust REMIC in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of each Trust REMIC, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of any Trust REMIC, and otherwise act on behalf of each Trust REMIC in relation to any tax matter or controversy involving it.

         The Holder of the largest Percentage Interest of the Class R and Class RC Certificates shall act as Tax Matters Person for the Lower-Tier REMIC, the Middle-Tier REMIC and the Upper-Tier REMIC, respectively, within the meaning of Treasury Regulations Section 1.860F-4(d), and the Securities Administrator is hereby designated as agent of such Certificateholder for such purpose (or if the Securities Administrator is not so permitted, such Holder shall be the Tax Matters Person in accordance with the REMIC Provisions). In such capacity, the Securities Administrator shall, as and when necessary and appropriate, represent each Trust REMIC in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of each Trust REMIC, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of any Trust REMIC, and otherwise act on behalf of each Trust REMIC in relation to any tax matter or controversy involving it.

         The Securities Administrator shall treat the rights of the Class P Certificateholders to receive Prepayment Premiums, the rights of the Class 4A-IO Certificateholders to receive amounts in the Excess Reserve Fund Account and Supplemental Interest Trust (subject to the obligation to pay Basis Risk Carry Forward Amounts) and the rights of the LIBOR Certificateholders to receive Basis Risk Carry Forward Amounts (as calculated in the Preliminary Statement) as the beneficial ownership interests in a grantor trust and not as an obligations of any REMIC created hereunder, for federal income tax purposes. The Securities Administrator shall file or cause to be filed with the Internal Revenue Service Form 1041 or such other form as may be applicable and shall furnish or cause to be furnished, to the Class 4A-IO Certificateholders, the Class P Certificateholders and the LIBOR Certificateholders, the respective amounts described above that are received, in the time or times and in the manner required by the Code.

         To enable the Securities Administrator to perform its duties under this Agreement, the Depositor shall provide to the Securities Administrator within ten days after the Closing Date all information or data that the Securities Administrator requests in writing and determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including the price, yield, prepayment assumption, and projected cash flows of the Certificates and the Mortgage Loans. Moreover, the Depositor shall provide information to the Securities Administrator concerning the value, if any, to each Class of Certificates of the right to receive Basis Risk Carry Forward Amounts from the Excess Reserve Fund Account and the Supplemental Interest Trust. Thereafter, the Depositor shall provide to the Securities Administrator promptly upon written request therefor any additional information or data that the Securities Administrator may, from time to time, reasonably request to enable the Securities Administrator to perform its duties under this Agreement. The Depositor hereby indemnifies the Securities Administrator for any losses, liabilities, damages, claims, or expenses of the Securities Administrator arising from any errors or miscalculations of the Securities Administrator that result from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Securities Administrator on a timely basis.

         If any tax is imposed on "prohibited transactions" of any Trust REMIC as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of the Lower-Tier REMIC as defined in Section 860G(c) of the Code, on any contribution to any Trust REMIC after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed, including any minimum tax imposed on any Trust REMIC pursuant to Sections 23153 and 24874 of the California Revenue and Taxation Code, if not paid as otherwise provided for herein, the tax shall be paid by (i) the Master Servicer, the Trustee or the Securities Administrator, as applicable if such tax arises out of or results from negligence of the Master Servicer, the Trustee or the Securities Administrator, as applicable in the performance of any of its obligations under this Agreement, (ii) a Servicer, in the case of any such minimum tax, and otherwise if such tax arises out of or results from a breach by the Servicer of any of its obligations under the Servicing Agreement, (iii) a Responsible Party if such tax arises out of or results from the Responsible Party's obligation to repurchase a Mortgage Loan pursuant to the applicable Sale Agreement or (iv) in all other cases, or if the Trustee, the Master Servicer, the Securities Administrator, the Servicer or the Responsible Party fails to honor its obligations under the preceding clause
(i), (ii), or (iii), any such tax will be paid with amounts otherwise to be distributed to the Certificateholders, as provided in Section 4.01(a).

         For as long as each Trust REMIC shall exist, the Securities Administrator shall act as specifically required herein, and the Securities Administrator shall comply with any directions of the Depositor or a Servicer stating that such directions are being given to assure such continuing treatment. In particular, the Securities Administrator shall not (a) sell or authorize the sale of all or any portion of the Mortgage Loans or of any investment of deposits in an Account unless such sale is as a result of a purchase or repurchase of the Mortgage Loans pursuant to this Agreement or (b) accept any contribution to any Trust REMIC after the Startup Day without receipt of an Opinion of Counsel that such action described in clause (a) or
(b) will not result in the imposition of a tax on any Trust REMIC or cause any Trust REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding.

         Section 8.13      [RESERVED]

         Section 8.14 Tax Classification of the Excess Reserve Fund Account and the Interest Rate Swap Agreement. [SUBJECT TO TAX REVISION] For federal income tax purposes, the Securities Administrator shall treat the Excess Reserve Fund Account and the


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

Interest Rate Swap Agreement as beneficially owned by the holder of the Class 4A-IO Certificates and shall treat such portion of the Trust Fund as a grantor trust under subpart E, Part I of subchapter J of the Code. The Securities Administrator shall treat the rights that each Class of LIBOR Certificates has to receive payments of Basis Risk Carry Forward Amounts from the Excess Reserve Fund Account and the Supplemental Interest Trust as rights to receive payments under an interest rate cap contract written by the Class 4A-IO Certificateholders in favor of each Class. Accordingly, each Class of LIBOR Certificates will comprise two components--a regular interest in the Upper-Tier REMIC and an interest in an interest rate cap contract, and the Class 4A-IO Certificates will be comprised of four components--a regular interest in the Upper-Tier REMIC, an interest in the Interest Rate Swap Agreement, the Supplemental Interest Trust and the Excess Reserve Fund Account subject to the obligation to pay Basis Risk Cary Forward Amounts, Net Swap Payments and Swap Termination Payments. The Securities Administrator shall allocate the issue price for a Class of Certificates among these components for purposes of determining the issue price of the Upper-Tier Regular Interest component based on information received from the Depositor. Unless otherwise advised by the Depositor in writing, for federal income tax purposes, the Securities Administrator is hereby directed to assign a value of zero to the right of each Holder of a LIBOR Certificate to receive the related Basis Risk Carry Forward Amount for purposes of allocating the purchase price of an initial LIBOR Certificateholder between such right and the related Upper-Tier Regular Interest.

         Holders of LIBOR Certificates shall also be treated as having agreed to pay, on each Distribution Date, to the Holders of the Class 4A-IO Certificates an aggregate amount equal to the excess, if any, of (i) Net Swap Payments and Swap Termination Payments (other that Defaulted Swap Termination Payments) over (ii) the sum of amounts payable on the Class 4A-IO Interest as provided in the Preliminary Statement hereof (such excess, a "Class IO Shortfall"), first from interest and then from principal distributable on the LIBOR Certificates. A Class IO Shortfall payable from interest collections shall be allocated pro rata among such LIBOR Certificates based on the amount of interest otherwise payable to such Class of LIBOR Certificates, and a Class IO Shortfall payable from principal collections shall be allocated in reverse sequential order beginning with the most subordinate Class of LIBOR Certificates then outstanding.

         Any payments of Class IO Shortfalls shall be treated for tax purposes as having been received by the Holders of such Class of LIBOR Certificates in respect of the corresponding Upper-Tier Regular Interest and as having been paid by such Holders to the Holders of the Class 4A-IO Certificates through the Supplemental Interest Trust.

         Section 8.15 Custodial Responsibilities. Each Custodian shall provide access to the Mortgage Loan documents in the possession of such Custodian regarding the related Mortgage Loans and REO Property and the servicing thereof to the Trustee, the Certificateholders, the FDIC, and the supervisory agents and examiners of the FDIC, such access being afforded only upon two (2) Business Days prior written request and during normal business hours at the office of such Custodian; provided, however, that, unless otherwise required by law or any regulatory or administrative agency (including the FDIC), such Custodian shall not be required to provide access to such records and documentation if the provision thereof would violate the legal right to privacy of any Mortgagor. Each Custodian shall allow representatives of the above entities to photocopy any of the records and documentation and shall


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provide equipment for that purpose at the expense of the Trust that covers such Custodian's actual costs.

         Upon receipt of a Request for Release by a Servicer, the Custodian shall release within five (5) Business Days the related Mortgage File to such Servicer and the Trustee shall execute and deliver to such Servicer, without recourse, a request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage (furnished by such Servicer), together with the Mortgage Note.

         Each Custodian may resign at any time or may be terminated by the Trustee, with cause, upon sixty (60) days written notice to the Servicer, the Depositor and the Securities Administrator, in which event the Depositor will be obligated to appoint a successor. If no successor has been appointed and has accepted appointment within sixty (60) days after the resignation or termination of such Custodian, such Custodian may petition any court of competent jurisdiction for appointment of a successor.

         The Securities Administrator, pursuant to a separate agreement, shall compensate from its own funds each Custodian for its activities under this Agreement. The Custodians shall have no lien on the Trust Fund for the payment of such fees. Each Custodian shall be entitled to be reimbursed, from funds on deposit in the Distribution Account, amounts sufficient to indemnify and hold harmless such Custodian and any director, officer, employee, or agent of such Custodian against any loss, liability, or expense (including reasonable attorneys' fees) incurred in connection with any claim or legal action relating to:

         (a) this Agreement;

         (b) the Certificates; or

         (c) the performance of any of such Custodian's duties under this Agreement,

other than any loss, liability, or expense (i) resulting from any breach of a Servicer's obligations in connection with a Servicing Agreement for which such Servicer has performed its obligation to indemnify such Custodian pursuant to such Servicing Agreement, (ii) resulting from any breach of the Servicer's obligations in connection with a Servicing Agreement for which such Servicer has performed its obligation to indemnify such Custodian pursuant to such Servicing Agreement, or (iii) incurred because of willful misfeasance, bad faith, or negligence in the performance of any of such Custodian's duties under this Agreement. This indemnity shall survive the termination of this Agreement or the earlier resignation or removal of the applicable Custodian.

                                  ARTICLE IX

                     ADMINISTRATION OF THE MORTGAGE LOANS
                            BY THE MASTER SERVICER

         Section 9.01 Duties of the Master Servicer; Enforcement of Servicers' Obligations. (a) The Master Servicer, on behalf of the Trustee, the Securities Administrator, the Depositor and the Certificateholders, shall monitor the performance of each Servicer under the


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related Servicing Agreement, and (except as set forth below) shall use its reasonable good faith efforts to cause each Servicer to duly and punctually perform their duties and obligations thereunder as applicable. Upon the occurrence of an Event of Default of which a Responsible Officer of the Master Servicer has actual knowledge, the Master Servicer shall promptly notify the Securities Administrator and the Trustee and shall specify in such notice the action, if any, the Master Servicer plans to take in respect of such default. So long as an Event of Default shall occur and be continuing, the Master Servicer shall take the actions specified in Article VII.

         If (i) a Servicer reports a delinquency on a monthly report and (ii) such Servicer, by 11 a.m. (New York Time) on the Business Day preceding the related Remittance Date, neither makes a Monthly Advance nor provides the Securities Administrator and the Master Servicer with a report certifying that such a Monthly Advance would be a Nonrecoverable Monthly Advance, then the Master Servicer shall deposit in the Distribution Account not later than the Business Day immediately preceding the related Distribution Date a Monthly Advance in an amount equal to the difference between (x) with respect to each Monthly Payment due on a Mortgage Loan that is delinquent (other than Relief Act Interest Shortfalls) and for which the related Servicer was required to make a Monthly Advance pursuant to the related Servicing Agreement and (y) amounts deposited in the Collection Account to be used for Monthly Advances with respect to such Mortgage Loan, except to the extent the Master Servicer determines any such Monthly Advance to be a Nonrecoverable Monthly Advance or Nonrecoverable Servicing Advance. Subject to the foregoing, the Master Servicer shall continue to make such Monthly Advances for so long as the related Servicer is required to do so under the related Servicing Agreement. If applicable, on the Business Day immediately preceding the Distribution Date, the Master Servicer shall deliver an Officer's Certificate to the Trustee stating that the Master Servicer elects not to make a Monthly Advance in a stated amount and detailing the reason(s) it deems the Monthly Advance to be a Nonrecoverable Monthly Advance. Any amounts deposited by the Master Servicer pursuant to this Section 9.01 shall be net of the Servicing Fee for the related Mortgage Loans.

         (a) The Master Servicer shall pay the costs of monitoring each Servicer as required hereunder (including costs associated with (i) termination of any Servicer, (ii) the appointment of a successor servicer or
(iii) the transfer to and assumption of, the servicing by the Master Servicer) and shall, to the extent permitted by the related Servicing Agreement, seek reimbursement therefor initially from the terminated Servicer. In the event the full costs associated with the transition of servicing responsibilities to the Master Servicer or to a successor servicer are not paid for by the predecessor or successor Servicer (provided such successor Servicer is not the Master Servicer), the Master Servicer may be reimbursed therefor by the Trust for out-of-pocket costs incurred by the Master Servicer associated with any such transfer of servicing duties from a Servicer to the Master Servicer or any other successor servicer.

         (b) If the Master Servicer assumes the servicing with respect to any of the Mortgage Loans, it will not assume liability for the representations and warranties of the Servicer it replaces or for any errors or omissions of such Servicer.

         If the Depositor or an affiliate of the Depositor, is the owner of the servicing rights for a servicer and the Depositor chooses to terminate such Servicer with or without cause and sell those servicing rights to a successor servicer, then the Depositor must provide thirty (30)


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

days' notice to the Master Servicer, such successor servicer must be reasonably acceptable to the Master Servicer, the terminated servicer must be reimbursed for any unreimbursed Monthly Advances, servicing fees and any related expenses, the successor servicer must be qualified to service mortgage loans for Fannie Mae or Freddie Mac and the Depositor must obtain prior written consent from the Rating Agencies that the transfer of the servicing of the mortgage loans will not result in a downgrade, qualification or withdrawal of the then current ratings of the Certificates. The costs of such transfer (including any costs of the Master Servicer) are to be borne by the Depositor.

         Neither the Depositor nor the Securities Administrator shall consent to the assignment by a Servicer of such Servicer's rights and obligations under the Agreement without the prior written consent of the Master Servicer, which consent shall not be unreasonably withheld.

         Section 9.02 Maintenance of Fidelity Bond and Errors and Omissions Insurance.

         (a) The Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, directors, employees and other Persons acting on such Master Servicer's behalf, and covering errors and omissions in the performance of the Master Servicer's obligations hereunder. The errors and omissions insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers or trustees.

         Section 9.03 Representations and Warranties of the Master Servicer.
(a) The Master Servicer hereby represents and warrants to the Depositor, the Securities Administrator and the Trustee, for the benefit of the Certificateholders, as of the Closing Date that:

          (i) it is a national banking association validly existing and in good standing under the laws of the United States of America, and as Master Servicer has full power and authority to transact any and all business contemplated by this Agreement and to execute, deliver and comply with its obligations under the terms of this Agreement, the execution, delivery and performance of which have been duly authorized by all necessary corporate action on the part of the Master Servicer;

          (ii)the execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not (A) violate the Master Servicer's charter or bylaws,
     (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or by which it is bound or to which any of its assets are subject, which violation, default or breach would materially and adversely affect the Master Servicer's ability to perform its obligations under this Agreement;

          (iii) this Agreement constitutes, assuming due authorization, execution and delivery hereof by the other respective parties hereto, a legal, valid and binding


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

     obligation of the Master Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights in general, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

          (iv)the Master Servicer is not in default with respect to any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency to the extent that any such default would materially and adversely affect its performance hereunder;

          (v) the Master Servicer is not a party to or bound by any agreement or instrument or subject to any charter provision, bylaw or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that may materially and adversely affect its ability as Master Servicer to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Master Servicer of its obligations under this Agreement;

          (vi)no litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

          (vii) [Reserved];

          (viii) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of or compliance by the Master Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders (if any) as have been obtained; and

          (ix)the consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Master Servicer.

         (b) Section 11.01(a) of this Agreement and Section 7 of the Step 2 Assignment Agreements provide that the Master Servicer may, at its option, solicit bids in a commercially reasonable manner on or after the Optional Termination Date, for the purchase of all of the Mortgage Loans (and REO Properties) and all rights and obligations under the Servicing Agreements at the Termination Price (the Master Servicer shall accommodate such request at its sole discretion). The Depositor hereby represents, covenants and agrees with any applicable NIM Issuer that it will not exercise its right to request the Master Servicer to solicit bids in a commercially reasonable manner, on or after the Optional Termination Date, for the purchase of all of the Mortgage Loans (and REO Properties) unless it has received (x) written notification from the NIM Trustee that all of the outstanding notes issued under the applicable indenture have been paid in full or (y) an Officer's Certificate of the NIM Issuer pursuant to the applicable section of the relevant indenture to the effect that all conditions precedent to the satisfaction and discharge of the indenture have been complied with.

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

         (c) It is understood and agreed that the representations and warranties set forth in this Section shall survive the execution and delivery of this Agreement. The Master Servicer shall indemnify the Depositor, Securities Administrator, and the Trustee and hold them harmless against any loss, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and other reasonable costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a material breach of the Master Servicer's representations and warranties contained in Section 9.03(a) above. It is understood and agreed that the enforcement of the obligation of the Master Servicer set forth in this Section 9.03 to indemnify the Depositor, Securities Administrator, and the Trustee constitutes the sole remedy of the Depositor and the Trustee, respecting a breach of the foregoing representations and warranties. Such indemnification shall survive any termination of the Master Servicer as Master Servicer hereunder and any termination of this Agreement.

         Any cause of action against the Master Servicer relating to or arising out of the breach of any representations and warranties made in this Section shall accrue upon discovery of such breach by either the Depositor, the Master Servicer, Securities Administrator or the Trustee or notice thereof by any one of such parties to the other parties.

         Section 9.04 Master Servicer Events of Default. Each of the following shall constitute a "Master Servicer Event of Default":

         (a) any failure by the Master Servicer to deposit in the Distribution Account any payment received by it from the Servicer or required to be made by the Master Servicer under the terms of this Agreement which continues unremedied for a period of two (2) Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by any other party hereto;

         (b) failure by the Master Servicer to duly observe or perform, in any material respect, any other covenants, obligations or agreements of the Master Servicer as set forth in this Agreement (including any obligation to cause any subservicer or Reporting Subcontractor (except as specified below) to take any action specified in Article XIII) which failure continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the holders of Certificates evidencing at least 25% of the Voting Rights; provided, that the thirty (30) day cure period shall not apply so long as the Depositor is required to file Exchange Act Reports with respect to the Trust Fund, the failure to comply with the requirements set forth in Article XIII, for which the grace period shall not exceed the lesser of 10 calendar days or such period in which the applicable Exchange Act Report can be timely filed (without taking into account any extensions);

         (c) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of sixty (60) days;

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

         (d) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Master Servicer or relating to all or substantially all of its property;

         (e) the Master Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations for three (3) Business Days;

         (f) except as otherwise set forth herein, the Master Servicer attempts to assign this Agreement or its responsibilities hereunder or to delegate its duties hereunder (or any portion thereof) without the consent of the Securities Administrator and the Depositor; or

         (g) the indictment of the Master Servicer for the taking of any action by the Master Servicer, any employee thereof, any Affiliate or any director or employee thereof that constitutes fraud or criminal activity in the performance of its obligations under this Agreement, in each case, where such indictment materially and adversely affects the ability of the Master Servicer to perform its obligations under this Agreement (subject to the condition that such indictment is not dismissed within ninety (90) days).

         In each and every such case, so long as a Master Servicer Event of Default shall not have been remedied, in addition to whatever rights the Trustee may have at law or equity to damages, including injunctive relief and specific performance, the Trustee, by notice in writing to the Master Servicer, may, and (a) upon the request of the Holders of Certificates representing at least 51% of the Voting Rights (except with respect to any Master Servicer Event of Default related to a failure to comply with an Exchange Act Filing Obligation) or (b) the Depositor, in the case of a failure related to an Exchange Act Filing Obligation shall terminate with cause all the rights and obligations of the Master Servicer under this Agreement. The Depositor shall not be entitled to terminate the rights and obligations of the Master Servicer, pursuant to the above paragraph, if a failure of the Master Servicer to identify a Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB was attributable solely to the role or functions of such Subcontractor with respect to mortgage loans other than the Mortgage Loans.

         Upon receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, shall pass to and be vested in any successor master servicer appointed hereunder which accepts such appointments. Upon written request from the Trustee or the Depositor, the Master Servicer shall prepare, execute and deliver to the successor entity designated by the Trustee any and all documents and other instruments related to the performance of its duties hereunder as the Master Servicer and, place in such successor's possession all such documents with respect to the master servicing of the Mortgage Loans and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, at the Master Servicer's sole expense. The Master Servicer shall cooperate with the Trustee and such successor master servicer in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including without limitation, the transfer to such successor master servicer for administration by it of all cash amounts which shall at the time be


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

credited to the Distribution Account or are thereafter received with respect to the Mortgage Loans.

         Upon the occurrence of a Master Servicer Event of Default, the Securities Administrator shall provide the Depositor in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with is reporting obligation under Item 6.02 of Form 8-K with respect to a successor master servicer in the event the Trustee should succeed to the duties of the Master Servicer as set forth herein.

         Section 9.05 Waiver of Default. By a written notice, the Trustee may with the consent of a Holders of Certificates evidencing at least 51% of the Voting Rights waive any default by the Master Servicer in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Master Servicer Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

         Section 9.06 Successor to the Master Servicer. Upon termination of the Master Servicer's responsibilities and duties under this Agreement, the Trustee shall appoint or may petition any court of competent jurisdiction for the appointment of a successor, which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Master Servicer under this Agreement prior to the termination of the Master Servicer. Any successor shall be a Fannie Mae and Freddie Mac approved servicer in good standing and acceptable to the Depositor and the Rating Agencies. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that in no event shall the master servicer fee paid to such successor master servicer exceed that paid to the Master Servicer hereunder. In the event that the Master Servicer's duties, responsibilities and liabilities under this Agreement are terminated, the Master Servicer shall continue to discharge its duties and responsibilities hereunder until the effective date of such termination with the same degree of diligence and prudence which it is obligated to exercise under this Agreement and shall take no action whatsoever that might impair or prejudice the rights of its successor. The termination of the Master Servicer shall not become effective until a successor shall be appointed pursuant hereto and shall in no event (i) relieve the Master Servicer of responsibility for the representations and warranties made pursuant to Section 9.03(a) hereof and the remedies available to the Trustee under Section 9.03(b) hereof, it being understood and agreed that the provisions of Section 9.03 hereof shall be applicable to the Master Servicer notwithstanding any such sale, assignment, resignation or termination of the Master Servicer or the termination of this Agreement; or (ii) affect the right of the Master Servicer to receive payment and/or reimbursement of any amounts accruing to it hereunder prior to the date of termination (or during any transition period in which the Master Servicer continues to perform its duties hereunder prior to the date the successor master servicer fully assumes its duties).

         If no successor Master Servicer has accepted its appointment within 90 days of the time the Trustee receives the resignation of the Master Servicer, the Trustee shall be the successor Master Servicer in all respects under this Agreement and shall have all the rights and


                                      90
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powers and be subject to all the responsibilities, duties and liabilities relating thereto, including the obligation to make Monthly Advances; provided, however, that any failure to perform any duties or responsibilities caused by the Master Servicer's failure to provide information required by this Agreement shall not be considered a default by the Trustee hereunder. In the Trustee's capacity as such successor, the Trustee shall have the same limitations on liability herein granted to the Master Servicer. As compensation therefor, the Trustee shall be entitled to receive the compensation, reimbursement and indemnities otherwise payable to the Master Servicer, including the fees and other amounts payable pursuant to Section
9.07 hereof.

         At least fifteen (15) calendar days prior to the effective date of such appointment, the Trustee shall provide written notice to the Depositor of such successor pursuant to this Section 9.06.

         Any successor master servicer appointed as provided herein, shall execute, acknowledge and deliver to the Master Servicer and to the Trustee an instrument accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section 9.03 hereof, and whereupon such successor shall become fully vested with all of the rights, powers, duties, responsibilities, obligations and liabilities of the Master Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Master Servicer or termination of this Agreement shall not affect any claims that the Trustee may have against the Master Servicer arising out of the Master Servicer's actions or failure to act prior to any such termination or resignation or in connection with the Trustee's assumption as successor master servicer of such obligations, duties and responsibilities.

         Upon a successor's acceptance of appointment as such, the Master Servicer shall notify by mail the Trustee of such appointment.

         Section 9.07 Compensation of the Master Servicer. As compensation for its activities under this Agreement, the Master Servicer shall be paid the Master Servicing Fee and be entitled to the investment income earned on amounts in the Distribution Account during the Master Servicer Float Period.

         Section 9.08 Merger or Consolidation. Any Person into which the Master Servicer may be merged or consolidated, or any Person resulting from any merger, conversion, other change in form or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor to the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or resulting Person to the Master Servicer shall (i) be a Person (or have an Affiliate) that is qualified and approved to service mortgage loans for Fannie Mae and FHLMC (provided, further that a successor Master Servicer that satisfies subclause (i) through an Affiliate agrees to service the Mortgage Loans in accordance with all applicable Fannie Mae and FHLMC guidelines) and (ii) have a net worth of not less than $25,000,000.

         Section 9.09 Resignation of the Master Servicer. Except as otherwise provided in Sections 9.08 and 9.10 hereof, the Master Servicer shall not resign from the obligations and duties hereby imposed on it unless the Master Servicer's duties hereunder are no longer


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permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it and cannot be cured. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel that shall be independent to such effect delivered to the Trustee, the Securities Administrator and the Depositor. No such resignation shall become effective until the Trustee shall have assumed, or a successor master servicer satisfactory to the Trustee and the Depositor shall have assumed, the Master Servicer's responsibilities and obligations under this Agreement. Notice of such resignation shall be given promptly by the Master Servicer and the Depositor to the Trustee.

         At least fifteen (15) calendar days prior to the effective date of such resignation, the Master Servicer shall provide (written notice to the Depositor of any successor pursuant to this Section.

         If at any time, Wells Fargo, as Master Servicer, resigns under this
Section 9.09, or is removed as Master Servicer pursuant to Section 9.04, then at such time Wells Fargo shall also resign (and shall be entitled to resign) as Securities Administrator under this Agreement.

         Section 9.10 Assignment or Delegation of Duties by the Master Servicer. Except as expressly provided herein, the Master Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer; provided, however, that the Master Servicer shall have the right with the prior written consent of the Depositor (which shall not be unreasonably withheld or delayed), and upon delivery to the Trustee and the Depositor of a letter from each Rating Agency to the effect that such action shall not result in a downgrade of the ratings assigned to any of the Certificates, to delegate or assign to or subcontract with or authorize or appoint any qualified Person to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer hereunder. Notice of such permitted assignment shall be given promptly by the Master Servicer to the Depositor and the Trustee. If, pursuant to any provision hereof, the duties of the Master Servicer are transferred to a successor master servicer, the entire compensation payable to the Master Servicer pursuant hereto shall thereafter be payable to such successor master servicer but in no event shall the fee payable to the successor master servicer exceed that payable to the predecessor master servicer.

         Section 9.11 Limitation on Liability of the Master Servicer. Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Trustee, the Securities Administrator, the Servicer or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such person against any liability that would otherwise be imposed by reason of willful malfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard for its obligations and duties under this Agreement. The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Master Servicer shall be under no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties as Master Servicer with respect to the Mortgage Loans under this Agreement and that in its opinion


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may involve it in any expenses or liability; provided, however, that the
Master Servicer may in its sole discretion undertake any such action that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom, shall be liabilities of the Trust, and the Master Servicer shall be entitled to be reimbursed therefor out of the Master Servicer Account in accordance with the provisions of Section 9.07 and Section 9.12.

         The Master Servicer shall not be liable for any acts or omissions of the Servicer except to the extent that damages or expenses are incurred as a result of such act or omissions and such damages and expenses would not have been incurred but for the negligence, willful malfeasance, bad faith or recklessness of the Master Servicer in supervising, monitoring and overseeing the obligations of the Servicers as required under this Agreement.

         Section 9.12 Indemnification; Third Party Claims. The Master Servicer agrees to indemnify the Depositor, the Securities Administrator and the Trustee, and hold them harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liability, fees and expenses that the Depositor, the Securities Administrator or the Trustee may sustain as a result of the Master Servicer's willful malfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of its reckless disregard for its obligations and duties under this Agreement. The Depositor, the Securities Administrator, the Servicers, and the Trustee shall immediately notify the Master Servicer if a claim is made by a third party with respect to this Agreement or the Mortgage Loans which would entitle the Depositor, any Servicer or the Trustee to indemnification under this Section 9.12, whereupon the Master Servicer shall assume the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim.

         The Master Servicer agrees to indemnify and hold harmless the Trustee from and against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liability, fees and expenses (including reasonable attorneys' fees) that the Trustee may sustain as a result of such liability or obligations of the Master Servicer and in connection with the Trustee's assumption (not including the Trustee's performance, except to the extent that costs or liability of the Trustee are created or increased as a result of negligent or wrongful acts or omissions of the Master Servicer prior to its replacement as Master Servicer) of the Master Servicer's obligations, duties or responsibilities under such agreement.

         The Trust will indemnify the Master Servicer and hold it harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liabilities, fees and expenses that the Master Servicer may incur or sustain in connection with, arising out of or related to this Agreement, the Servicing Agreements, the Sale Agreements, the Step 2 Assignment Agreements or the Certificates, except to the extent that any such loss, liability or expense is related to (i) a material breach of the Master Servicer's representations and warranties in this Agreement or (ii) the Master Servicer's willful malfeasance, bad faith or negligence or by reason of its reckless disregard of its duties and obligations under any such agreement; provided that any such loss, liability or expense constitutes an "unanticipated expense incurred by the REMIC" within the meaning of Treasury


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Regulations Section 1.860G-1(b)(3)(ii). The Master Servicer shall be entitled to reimbursement for any such indemnified amount from funds on deposit in the Distribution Account.

                                   ARTICLE X

                    CONCERNING THE SECURITIES ADMINISTRATOR

         Section 10.01 Duties of the Securities Administrator. The Securities Administrator shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement.

         The Securities Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Securities Administrator that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Securities Administrator shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument. If any such instrument is found not to conform in any material respect to the requirements of this Agreement, the Securities Administrator shall notify the Certificateholders of such non conforming instrument in the event the Securities Administrator, after so requesting, does not receive a satisfactorily corrected instrument.

         No provision of this Agreement shall be construed to relieve the Securities Administrator from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

          (i) the duties and obligations of the Securities Administrator shall be determined solely by the express provisions of this Agreement, the Securities Administrator shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Securities Administrator and the Securities Administrator may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Securities Administrator and conforming to the requirements of this Agreement which it believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

          (ii)the Securities Administrator shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Securities Administrator, unless it shall be conclusively determined by a court of competent jurisdiction, such determination no longer subject to appeal, that the Securities Administrator was negligent in ascertaining the pertinent facts;

          (iii) the Securities Administrator shall not be liable with respect to any action or inaction taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates evidencing not less than 25% of the Voting Rights of Certificates relating to the time, method and place of conducting any proceeding for

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     any remedy available to the Securities Administrator, or exercising or omitting to exercise any trust or power conferred upon the Securities Administrator under this Agreement; and

          (iv)the Securities Administrator shall not be accountable, shall have no liability and makes no representation as to any acts or omissions hereunder of the Master Servicer or the Trustee.

         Section 10.02 Certain Matters Affecting the Securities Administrator. Except as otherwise provided in Section 10.01:

          (i) the Securities Administrator may request and conclusively rely upon and shall be fully protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the Securities Administrator shall have no responsibility to ascertain or confirm the genuineness of any signature of any such party or parties;

          (ii)the Securities Administrator may consult with counsel, financial advisers or accountants and the advice of any such counsel, financial advisers or accountants and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

          (iii) the Securities Administrator shall not be liable for any action or inaction taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (iv)the Securities Administrator shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates; provided, however, that if the payment within a reasonable time to the Securities Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Securities Administrator, not reasonably assured to the Securities Administrator by the security afforded to it by the terms of this Agreement, the Securities Administrator may require reasonable indemnity against such expense or liability as a condition to so proceeding. Nothing in this clause (iv) shall derogate from the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors, provided that the Master Servicer shall have no liability for disclosure required by this Agreement;

          (v) the Securities Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian and the Securities Administrator shall not be responsible for any


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     misconduct or negligence on the part of any such agent, attorney or custodian appointed by the Securities Administrator with due care;

          (vi)the Securities Administrator shall not be required to risk or expend its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not assured to it, and none of the provisions contained in this Agreement shall in any event require the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under this Agreement;

          (vii) the Securities Administrator shall be under no obligation to exercise any of the trusts, rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Securities Administrator reasonable security or indemnity satisfactory to the Securities Administrator against the costs, expenses and liabilities which may be incurred therein or thereby;

          (viii) the Securities Administrator shall have no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that the Securities Administrator may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and the interests of the Trustee, the Securities Administrator and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Securities Administrator shall be entitled to be reimbursed therefor out of the Collection Account; and

          (ix)in no event shall the Securities Administrator be liable for special, indirect or consequential damages.

         The Securities Administrator shall have no duty (A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing thereof,
(B) to see to the provision of any insurance or (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Distribution Account.

         Section 10.03 Securities Administrator Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates shall be taken as the statements of the Depositor or the Transferor, as the case may be, and the Securities Administrator assumes no responsibility for their correctness. The Securities Administrator makes no representations as to


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the validity or sufficiency of this Agreement or of the Certificates or of any
Mortgage Loan or related document other than with respect to the Securities Administrator's execution and authentication of the Certificates. The Securities Administrator shall not be accountable for the use or application by the Depositor or the Master Servicer of any funds paid to the Depositor or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by the Depositor or the Master Servicer.

         Section 10.04 Securities Administrator May Own Certificates. The Securities Administrator in its individual or any other capacity may become the owner or pledgee of Certificates and may transact business with the parties hereto and their Affiliates with the same rights as it would have if it were not the Securities Administrator.

         Section 10.05 Securities Administrator's Fees and Expenses. The Securities Administrator shall be entitled to the investment income earned on amounts in the Distribution Account during the Master Servicer Float Period. The Securities Administrator and any director, officer, employee, agent or "control person" within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange of 1934, as amended ("Control Person"), of the Securities Administrator shall be indemnified by the Trust and held harmless against any loss, liability or expense (including reasonable attorney's fees)
(i) incurred in connection with any claim or legal action relating to (a) this Agreement, (b) the Mortgage Loans or (c) the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Securities Administrator's duties hereunder, (ii) incurred in connection with the performance of any of the Securities Administrator's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Securities Administrator's duties hereunder or (iii) incurred by reason of any action of the Securities Administrator taken at the direction of the Certificateholders, provided that any such loss, liability or expense constitutes an "unanticipated expense incurred by the REMIC" within the meaning of Treasury Regulations Section 1.860G-1(b)(3)(ii). Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Securities Administrator hereunder. Without limiting the foregoing, and except for any such expense, disbursement or advance as may arise from the Securities Administrator's negligence, bad faith or willful misconduct, or which would not be an "unanticipated expense" within the meaning of the second preceding sentence, the Securities Administrator shall be reimbursed by the Trust for all reasonable expenses, disbursements and advances incurred or made by the Securities Administrator in accordance with any of the provisions of this Agreement with respect to: (A) the reasonable compensation and the expenses and disbursements of its counsel not associated with the closing of the issuance of the Certificates, (B) the reasonable compensation, expenses and disbursements of any accountant, engineer, appraiser or other agent that is not regularly employed by the Securities Administrator, to the extent that the Securities Administrator must engage such Persons to perform acts or services hereunder and (C) printing and engraving expenses in connection with preparing any Definitive Certificates. The Trust shall fulfill its obligations under this paragraph from amounts on deposit from time to time in the Distribution Account.

         The Securities Administrator may retain or withdraw from the Distribution Account, (i) the Master Servicing Fee and the investment income earned on amounts in the Distribution Account during the Master Servicer Float Period, (ii) amounts necessary to



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reimburse it or the Master Servicer for any previously unreimbursed Advances and any Advances the Master Servicer deems to be non-recoverable from the related Mortgage Loan proceeds, (iii) an aggregate annual amount to indemnify the Master Servicer and itself for amounts due in accordance with this Agreement, and (iv) any other amounts which it or the Master Servicer is entitled to receive hereunder for reimbursement, indemnification or otherwise, including the amount to which the Securities Administrator is entitled pursuant to Section 3.02 hereof. The Securities Administrator shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.

         Section 10.06 Eligibility Requirements for the Securities Administrator. The Securities Administrator hereunder shall at all times be a corporation or association organized and doing business under the laws the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and with a credit rating of at least investment grade. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 10.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Securities Administrator shall cease to be eligible in accordance with the provisions of this Section 10.06, the Securities Administrator shall resign immediately in the manner and with the effect specified in Section 10.07 hereof. The entity serving as Securities Administrator may have normal banking and trust relationships with the Depositor and its affiliates or the Trustee and its affiliates.

         Any successor Securities Administrator (i) may not be an originator, the Master Servicer, the Servicer, the Depositor or an affiliate of the Depositor unless the Securities Administrator functions are operated through an institutional trust department of the Securities Administrator, (ii) must be authorized to exercise corporate trust powers under the laws of its jurisdiction of organization, and (iii) must be rated at least "A/F1" by Fitch, if Fitch is a Rating Agency and if rated by Fitch, or the equivalent rating by S&P or Moody's. If no successor Securities Administrator shall have been appointed and shall have accepted appointment within 60 days after the Securities Administrator ceases to be the Securities Administrator pursuant to
Section 10.07, then the Trustee may (but shall not be obligated to) become the successor Securities Administrator. The Depositor shall appoint a successor to the Securities Administrator in accordance with Section 10.07. The Trustee shall notify the Rating Agencies of any change of Securities Administrator.

         Section 10.07 Resignation and Removal of the Securities Administrator. The Securities Administrator may at any time resign by giving written notice of resignation to the Depositor and the Trustee and each Rating Agency not less than sixty (60) days before the date specified in such notice when, subject to Section 10.08, such resignation is to take effect, and acceptance by a successor Securities Administrator in accordance with Section
10.08 meeting the qualifications set forth in Section 10.06. If no successor Securities Administrator meeting such qualifications shall have been so appointed by the Depositor and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Securities


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Administrator may petition any court of competent jurisdiction for the appointment of a successor Securities Administrator.

         At least fifteen (15) calendar days prior to the effective date of such resignation, the Securities Administrator shall provide written notice to the Depositor or any successor pursuant to this Section 10.07.

         If at any time (i) the Securities Administrator shall cease to be eligible in accordance with the provisions of Section 10.06 hereof and shall fail to resign after written request thereto by the Depositor, (ii) the Securities Administrator shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Securities Administrator or of its property shall be appointed, or any public officer shall take charge or control of the Securities Administrator or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, (iii)(A) a tax is imposed with respect to the Trust Fund by any state in which the Securities Administrator or the Trust Fund is located and
(B) the imposition of such tax would be avoided by the appointment of a different Securities Administrator, or (iv) the Securities Administrator fails to comply with its obligations under Article XIII and such failure is not remedied within the lesser of ten (10) calendar days or such period in which the applicable Exchange Act Report can be timely filed (without taking into account any extensions), then, in the case of clauses (i) through (iii), the Depositor may remove the Securities Administrator and appoint a successor Securities Administrator by written instrument, in triplicate, one copy of which instrument shall be delivered to the Securities Administrator so removed, one copy of which shall be delivered to the Master Servicer and one copy to the successor Securities Administrator.

         The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Securities Administrator and appoint a successor Securities Administrator by written instrument or instruments, in triplicate, signed by such Holders or their attorneys in fact duly authorized, one complete set of which instruments shall be delivered by the successor Securities Administrator to the Trustee, one complete set to the Securities Administrator so removed and one complete set to the successor so appointed. Notice of any removal of the Securities Administrator shall be given to each Rating Agency by the successor Securities Administrator.

         Any resignation or removal of the Securities Administrator and appointment of a successor Securities Administrator pursuant to any of the provisions of this Section 10.07 shall become effective upon acceptance by the successor Securities Administrator of appointment as provided in Section 10.08 hereof.

         Section 10.08 Successor Securities Administrator. Any successor Securities Administrator (which may be the Trustee) appointed as provided in
Section 10.07 hereof shall execute, acknowledge and deliver to the Depositor and to its predecessor Securities Administrator and the Trustee an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor Securities Administrator shall become effective and such successor Securities Administrator, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as Securities Administrator


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herein. The Depositor, the Trustee, the Master Servicer and the predecessor
Securities Administrator shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor Securities Administrator all such rights, powers, duties, and obligations.

         No successor Securities Administrator shall accept appointment as provided in this Section 10.08 unless at the time of such acceptance such successor Securities Administrator shall be eligible under the provisions of
Section 10.06 hereof and its appointment shall not adversely affect the then current rating of the Certificates, as confirmed in writing by each Rating Agency and has provided to the Depositor in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item
6.02 of Form 8-K with respect to a replacement Securities Administrator.

         Upon acceptance by a successor Securities Administrator of appointment as provided in this Section 10.08, the Depositor shall mail notice of the succession of such Securities Administrator hereunder to all Holders of Certificates. If the Depositor fails to mail such notice within ten (10) days after acceptance by the successor Securities Administrator of appointment, the successor Securities Administrator shall cause such notice to be mailed at the expense of the Depositor.

         Section 10.09 Merger or Consolidation of the Securities Administrator. Any corporation or other entity into which the Securities Administrator may be merged or converted or with which it may be consolidated or any corporation or other entity resulting from any merger, conversion or consolidation to which the Securities Administrator shall be a party, or any corporation or other entity succeeding to the business of the Securities Administrator, shall be the successor of the Securities Administrator hereunder, provided that such corporation or other entity shall be eligible under the provisions of Section 10.06 hereof, without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 10.10 Assignment or Delegation of Duties by the Securities Administrator. Except as expressly provided herein, the Securities Administrator shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Securities Administrator; provided, however, that the Securities Administrator shall have the right with the prior written consent of the Depositor (which shall not be unreasonably withheld or delayed), and upon delivery to the Trustee and the Depositor of a letter from each Rating Agency to the effect that such action shall not result in a downgrade of the ratings assigned to any of the Certificates, to delegate or assign to or subcontract with or authorize or appoint any qualified Person to perform and carry out any duties, covenants or obligations to be performed and carried out by the Securities Administrator hereunder. Notice of such permitted assignment shall be given promptly by the Securities Administrator to the Depositor and the Trustee. If, pursuant to any provision hereof, the duties of the Securities Administrator are transferred to a successor securities administrator, the entire compensation payable to the Securities Administrator pursuant hereto shall thereafter be payable


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to such successor securities administrator but in no event shall the fee payable to the successor securities administrator exceed that payable to the predecessor securities administrator.

                                  ARTICLE XI

                                  TERMINATION

         Section 11.01 Termination upon Liquidation or Purchase of the Mortgage Loans. Subject to Section 11.03, the obligations and responsibilities of the Depositor, the Master Servicer, the Servicer, the Securities Administrator and the Trustee created hereby with respect to the Trust Fund shall terminate upon the earlier of (a) the Master Servicer exercising its option to solicit bids in a commercially reasonable manner for the purchase of the Mortgage Loans and all other property of the Trust on a non-recourse basis with no representations or warranties of any nature whatsoever (such event, the "Auction Call") and the sale of all of the Property of the Trust Fund, on or after the Optional Termination Date, by the Trustee (as directed by the Depositor or the Master Servicer) to the entity with the highest bid received by the Master Servicer from closed bids solicited by the Master Servicer or its designee (the "Termination Price"); provided, that to effectuate such sale, the Master Servicer or its designee, in communication with the Depositor, shall have made reasonable efforts to sell all of the property of the Trust Fund for its fair market value in a commercially reasonable manner and on commercially reasonable terms, which includes the good faith solicitation of competitive bids to prospective purchasers that are recognized broker/dealers for assets of this type and provided further that (i) such sale price shall not be less than the Par Value as certified by the Depositor, (ii) the Master Servicer receives bids from no fewer than three prospective purchasers (which may include the Majority Class 4A-IO Certificateholder) and
(iii) such sale price shall be deposited with the Master Servicer prior to the Distribution Date following the month in which such value is determined and
(b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement. In no event shall the trusts created hereby continue beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof.

         The proceeds of the sale of such assets of the Trust pursuant to the Auction Call described in Section 11.01 (other than an amount equal to the excess, if any, of the proceeds of the sale over the Par Value (such excess, the "Fair Market Value Excess")) will be distributed to the holders of the Certificates in accordance with Section 4.01. Any Fair Market Value Excess received in connection with the purchase of the Mortgage Loans and REO Properties will be distributed to the holders of the Class RC Certificates.

         Except to the extent provided above with regard to allocating any Fair Market Value Excess to the holders of the Class RC Certificates, the proceeds of such a purchase will be treated as a prepayment of the Mortgage Loans for purposes of distributions to Certificateholders. Accordingly, the sale of the Mortgage Loans and the REO Properties as a result of the exercise by the Master Servicer of its option to solicit bids therefore will result in the final distribution on the Certificates on that Distribution Date.

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         Section 11.02 Final Distribution on the Certificates. If, on any
Remittance Date, the Servicer notify the Securities Administrator that there are no Outstanding Mortgage Loans and no other funds or assets in the Trust Fund other than the funds in the Collection Account, the Securities Administrator shall promptly send a Notice of Final Distribution to the applicable Certificateholders. If the Master Servicer exercises its option to terminate the Trust Fund pursuant to clause (a) of Section 11.01, by no later than the [10th] day of the month of the final distribution, the Master Servicer, pursuant to the Step 2 Assignment Agreements, shall notify the Trustee and the Securities Administrator of the final Distribution Date and of the applicable sale price of the Mortgage Loans and REO Properties.

         A Notice of Final Distribution, specifying the Distribution Date on which Certificateholders may surrender their Certificates for payment of the final distribution and cancellation, shall be given promptly by the Securities Administrator by letter to Certificateholders mailed not later than the [15th] day of the month of such final distribution. Any such Notice of Final Distribution shall specify (a) the Distribution Date upon which final distribution on the Certificates will be made upon presentation and surrender of Certificates at the office therein designated, (b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made, and (d) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office therein specified. The Securities Administrator will give such Notice of Final Distribution to each Rating Agency at the time such Notice of Final Distribution is given to Certificateholders.

         In the event the Mortgage Loans (and REO Properties) and all rights and obligations under the Servicing Agreements are sold pursuant to Section
11.01 and pursuant to the applicable Step 2 Assignment Agreement, the Securities Administrator on behalf of the Trustee is required thereunder to remit to the Master Servicer the applicable Termination Price on the Remittance Date immediately preceding the applicable final Distribution Date. Upon such final deposit with respect to the Trust Fund and the receipt by the Securities Administrator and the Custodian of a Request for Release therefor, the Master Servicer shall direct the Custodian to release and the Custodian shall promptly release to the Master Servicer or its designee the Custodial Files for the Mortgage Loans.

         Upon presentation and surrender of the Certificates, the Securities Administrator shall cause to be distributed to the Certificateholders of each Class (after reimbursement of all amounts due the Master Servicer, the Securities Administrator and the Trustee hereunder), in each case on the final Distribution Date and in the order set forth in Section 4.01, in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount up to an amount equal to (i) as to each Class of Regular Certificates (except the Class 4A-IO Certificates), the Certificate Balance thereof plus for each such Class and the Class 4A-IO Certificates accrued interest thereon in the case of an interest-bearing Certificate and all other amounts to which such Classes are entitled pursuant to Section 4.01, and (ii) as to the Residual Certificates, the amount, if any, which remains on deposit in the Distribution Account after application pursuant to clause (i) above (other than the amounts retained to meet claims). The foregoing provisions are intended to distribute to each Class of Regular Certificates any accrued and unpaid interest and principal to which they are entitled based on the Pass-Through Rates and


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actual Class Certificate Balances or notional principal balances set forth in the Preliminary Statement upon liquidation of the Trust Fund.

         In the event that any affected Certificateholders shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Securities Administrator shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Securities Administrator may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain a part of the Trust Fund. If within one year after the second notice all Certificates shall not have been surrendered for cancellation, the Class RC Certificateholders shall be entitled to all unclaimed funds and other assets of the Trust Fund which remain subject hereto.

         Section 11.03 Additional Termination Requirements. In the event the Master Servicer exercises its option to solicit bids in a commercially reasonable manner for the purchase of the Mortgage Loans as provided in
Section 11.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee and the Securities Administrator have been supplied with an Opinion of Counsel, at the expense of the Master Servicer, to the effect that the failure to comply with the requirements of this Section 11.03 will not (i) result in the imposition of taxes on "prohibited transactions" on any Trust REMIC as defined in Section 860F of the Code, or (ii) cause any Trust REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding:

         (a) The Securities Administrator on behalf of the Trustee shall sell all of the assets of the Trust Fund to the entity with the highest bid received pursuant to the Auction Call and, by the next Distribution Date after such sale, shall distribute to the Certificateholders the proceeds of such sale in complete liquidation of each of the Trust REMICs; and

         (b) The Securities Administrator shall attach a statement to the final federal income tax return for each of the Trust REMICs stating that pursuant to Treasury Regulations Section 1.860F-1, the first day of the ninety
(90) day liquidation period for each such Trust REMIC was the date on which the Securities Administrator on behalf of the Trustee sold the assets of the Trust Fund to the entity with the highest bid received pursuant to the Auction Call.

                                  ARTICLE XII

                           MISCELLANEOUS PROVISIONS

         Section 12.01 Amendment. This Agreement may be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator, the Custodians and the Trustee (and the Master Servicer may request an amendment or consent to any amendment of a Servicing Agreement as directed by the Depositor) without the consent of any of the Certificateholders (i) to cure any ambiguity or mistake, (ii) to correct any defective provision herein or in a Servicing Agreement, or to supplement any provision in this Agreement which

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may be inconsistent with any other provision herein or in a Servicing
Agreement, (iii) to add to the duties of the Depositor, or the Trustee (or with respect to a Servicing Agreement, of the applicable Servicer) the Master Servicer, the Securities Administrator or any Custodian, (iv) to add any other provisions with respect to matters or questions arising hereunder or under a Servicing Agreement, or (v) to modify, alter, amend, add to or rescind any of the terms or provisions contained in this Agreement or in a Servicing Agreement; provided, that any action pursuant to clause (iv) or (v) above shall not, as evidenced by an Opinion of Counsel (which Opinion of Counsel shall be an expense of the requesting party, but in any case shall not be an expense of the Trustee, the Master Servicer, the Securities Administrator, the Custodians or the Trust Fund), adversely affect in any material respect the interests of any Certificateholder; provided, further, that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates; it being understood and agreed that any such letter in and of itself will not represent a determination as to the materiality of any such amendment and will represent a determination only as to the credit issues affecting any such rating. The Trustee, the Depositor, the Custodians, the Securities Administrator and the Master Servicer also may at any time and from time to time amend this Agreement (and the Master Servicer shall request the applicable Servicer amend a Servicing Agreement), without the consent of the Certificateholders, to modify, eliminate or add to any of its provisions to such extent as shall be necessary or helpful to (i) maintain the qualification of each Trust REMIC under the REMIC Provisions, (ii) avoid or minimize the risk of the imposition of any tax on any Trust REMIC pursuant to the Code that would be a claim at any time prior to the final redemption of the Certificates or (iii) comply with any other requirements of the Code; provided, that the Trustee and the Master Servicer have been provided an Opinion of Counsel, which opinion shall be an expense of the party requesting such opinion but in any case shall not be an expense of the Trustee or the Trust Fund, to the effect that such action is necessary or helpful to, as applicable, (i) maintain such qualification, (ii) avoid or minimize the risk of the imposition of such a tax or (iii) comply with any such requirements of the Code.

         This Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Custodians, the Securities Administrator and the Trustee (and the Master Servicer shall consent to any amendment to the Servicing Agreement as directed by the Depositor) with the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than 66?% of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in clause (i), without the consent of the Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating not less than 66?%, or (iii) reduce the aforesaid percentages of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding.

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

         Notwithstanding any contrary provision of this Agreement, the Trustee and the Master Servicer shall not consent to any amendment to this Agreement or the Servicing Agreement unless (i) each shall have first received an Opinion of Counsel, which opinion shall not be an expense of the Trustee, the Master Servicer or the Trust Fund, to the effect that such amendment will not cause the imposition of any tax on any Trust REMIC or the Certificateholders or cause any Trust REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding and (ii) the party seeking such amendment shall have provided written notice to the Rating Agencies (with a copy of such notice to the Trustee and the Master Servicer) of such amendment, stating the provisions of the Agreement to be amended.

         Notwithstanding the foregoing provisions of this Section 12.01, with respect to any amendment that significantly modifies the permitted activities of the Trustee or a Servicer under the Servicing Agreement, any Certificate beneficially owned by the Depositor or any of its Affiliates or by the Responsible Party or any of its Affiliates shall be deemed not to be outstanding (and shall not be considered when determining the percentage of Certificateholders consenting or when calculating the total number of Certificates entitled to consent) for purposes of determining if the requisite consents of Certificateholders under this Section 12.01 have been obtained.

         Promptly after the execution of any amendment to this Agreement or any Servicing Agreement requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance or a copy of such amendment to each Certificateholder and each Rating Agency.

         It shall not be necessary for the consent of Certificateholders under this Section 12.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

         Nothing in this Agreement shall require the Trustee, the Custodians, the Master Servicer or the Securities Administrator to enter into an amendment which modifies its obligations or liabilities without its consent and in all cases without receiving an Opinion of Counsel (which Opinion shall not be an expense of the Trustee, the Custodians, the Master Servicer, the Securities Administrator or the Trust Fund), satisfactory to the Trustee, the Master Servicer or the Securities Administrator, as applicable, that (i) such amendment is permitted and is not prohibited by this Agreement or any Servicing Agreement and that all requirements for amending this Agreement or such Servicing Agreement have been complied with; and (ii) either (A) the amendment does not adversely affect in any material respect the interests of any Certificateholder or (B) the conclusion set forth in the immediately preceding clause (A) is not required to be reached pursuant to this Section 12.01.

         Notwithstanding the Trustee's consent to, or the Master Servicer's request for, any amendment of a Servicing Agreement pursuant to the terms of this Section 12.01, such Servicing Agreement cannot be amended without the consent of the applicable Servicer. Neither the Master Servicer nor the Trustee shall be responsible for any failure by such Servicer to consent to any amendment to the applicable Servicing Agreement.

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         Section 12.02 Recordation of Agreement; Counterparts. This Agreement
is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation shall be effected by the Depositor at the expense of the Trust, but only if an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders is delivered to the Depositor.

         For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         Section 12.03 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 12.04 Intention of Parties. It is the express intent of the parties hereto that the conveyance (i) of the Mortgage Loans by the Depositor and (ii) of the Trust Fund by the Depositor to the Trustee each be, and be construed as, an absolute sale thereof. It is, further, not the intention of the parties that such conveyances be deemed a pledge thereof. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in either of such assets, then
(i) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and (ii) the conveyances provided for in this Agreement shall be deemed to be an assignment and a grant by the Depositor to the Trustee, for the benefit of the Certificateholders, of a security interest in all of the assets transferred, whether now owned or hereafter acquired.

         The Depositor, for the benefit of the Certificateholders, shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. The Depositor shall arrange for filing any Uniform Commercial Code continuation statements in connection with any security interest granted or assigned to the Trustee for the benefit of the Certificateholders.

         Section 12.05 Notices. (a) The Securities Administrator shall use its best efforts to promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

          (i) Any material change or amendment to this Agreement;

          (ii)The occurrence of any Event of Default that has not been cured;

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

          (iii) The resignation or termination of a Servicer, Master Servicer, Securities Administrator or the Trustee and the appointment of any successor;

          (iv)The repurchase or substitution of Mortgage Loans pursuant to this Agreement or the Sale Agreements; and

          (v) The final payment to Certificateholders.

         (b) In addition, the Securities Administrator shall promptly make available on its internet website to each Rating Agency copies of the following:

          (i) Each report to Certificateholders described in Section 4.02;

          (ii)Each Servicer's annual statement of compliance and the accountant's report described in the related Servicing Agreement; and

          (iii) Any notice of a purchase of a Mortgage Loan pursuant to this Agreement or any Sale Agreement.

         (c) All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when delivered to (a) in the case of the Depositor or GS Mortgage Securities Corp. or Goldman, Sachs & Co. or the Goldman Conduit, 85 Broad Street, New York, New York 10004, Attention:
Principal Finance Group/Christopher M. Gething and Asset Management Group/Senior Asset Manager, or such other address as may be hereafter furnished to the Securities Administrator by the Depositor in writing; (b) in the case of Countrywide or Countrywide Servicing, to Countrywide Home Loans Servicing LP, 4500 Park Granada, Calabasas, California 91302, Attention:
Investor Accounting, or such other address as may be hereafter furnished to the Depositor and the Securities Administrator by Countrywide in writing; (c) in the case of Avelo, to Avelo Mortgage, L.L.C., 600 E. Las Colinas Boulevard, Suite 620, Irving, Texas 75039, Attention: President and General Counsel, or such other address as may be hereafter furnished to the Depositor and the Securities Administrator by Avelo in writing; (d) in the case of the Trustee and Deutsche Bank as Custodian to its Corporate Trust Office, or such other address as the Trustee may hereafter furnish to the Depositor; (f) in the case of the Master Servicer and the Securities Administrator, to Wells Fargo Bank, N.A., P.O. Box 98, Columbia, Maryland 21046, Attention: GSAA 2006-4, or such other address as may be hereafter furnished to the Depositor by the Master Servicer in writing; (g) in the case of U.S. Bank, as Custodian, to U.S. Bank National Association at the Corporate Trust Office, Attention: GSAA Home Equity Trust 2006-4, or such other address as may be hereafter furnished to the Depositor by such Custodian in writing; (h) in the case of JPMorgan, as Custodian, to JPMorgan Chase Bank, National Association, 6525 West Campus Oval, Suite 200, New Albany, Ohio 43054, Attention: GSAA Home Equity Trust 2006-4, or such other address as may be hereafter furnished to the Depositor by such Custodian in writing; (i) in the case of the Swap Provider, to the related Swap Provider addressed to it at the address specified in the Interest Rate Swap Agreement or at any other address previously furnished in writing to the Trust by the related Swap Provider; and (j) in the case of each of the Rating Agencies, the address specified therefor in the definition corresponding to the name of such Rating Agency. Notices to Certificateholders

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shall be deemed given when mailed, first class postage prepaid, to their respective addresses appearing in the Certificate Register.

         Section 12.06 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

         Section 12.07 Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the trust created hereby, nor entitle such Certificateholder's legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the trust created hereby, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as herein provided, and unless the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee, for sixty (60) days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 12.07, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

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         Section 12.08 Certificates Nonassessable and Fully Paid. It is the
intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

         Section 12.09 Waiver of Jury Trial. EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE
LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

                                 ARTICLE XIII

                            EXCHANGE ACT REPORTING

         Section 13.01     Filing Obligations.

         The Master Servicer, the Trustee, the Securities Administrator and the Custodians shall reasonably cooperate with the Depositor and Securities Administrator in connection with the satisfaction of the Depositor's reporting requirements under the Exchange Act with respect to the Trust Fund. In addition to the information specified below, if so requested by the Depositor in writing for the purpose of satisfying its reporting obligation under the Exchange Act, the Master Servicer, the Trustee, the Securities Administrator and the Custodians shall (and the Master Servicer shall cause each Servicer and subservicer to) provide the Depositor with (a) such information which is available to such Person without unreasonable effort or expense and within such timeframe as may be reasonably requested by the Depositor to comply with the Depositor's reporting obligations under the Exchange Act and (b) to the extent such Person is a party (and the Depositor is not a party) to any agreement or amendment required to be filed, copies of such agreement or amendment in EDGAR-compatible form.

         In the event that the Securities Administrator is unable to timely file with the Commission all or any required portion of any Form 8-K, 10-D or 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Securities Administrator will immediately notify the Depositor. In the case of Form 10-D and 10-K, the parties to this Agreement and the Servicers will cooperate to prepare and file a Form 12b-25 and a 10-DA and 10-KA as applicable, pursuant to Rule 12b-25 of the Exchange Act. In the case of Form 8-K, the Securities Administrator will, upon receipt of all information with respect to Reportable Events and upon the approval and direction of the Depositor, include such disclosure information on the next Form 10-D. In the event that any previously filed Form 8-K, 10-D or 10-K needs to be amended, the Securities Administrator will notify the Depositor and such parties will cooperate to prepare any necessary 8-KA, 10-DA or 10-KA. Any Form 12b-25 or any


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amendment to Form 8-K, 10-D or 10-K shall be signed by the Master Servicer.
The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under this Section 13.01 related to the timely preparation and filing of 12b-25 or any amendment to Form 8-K, 10-D or 10-K is contingent upon each such party performing its duties under this Section. The Securities Administrator shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file any such Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, where such failure results from the Securities Administrator's inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

         The Depositor agrees to promptly furnish to the Securities Administrator, from time to time upon written request, such further information, reports and financial statements within its control related to the Agreement and the Mortgage Loans as the Depositor reasonably deems appropriate to prepare and file all necessary reports with the Commission. Upon filing with the Commission and upon request by the Depositor, the Securities Administrator shall promptly deliver to the Depositor a copy of any such reports.

         Section 13.02     Form 10-D Filings.

         (a) In accordance with the Exchange Act, the Securities Administrator shall prepare for filing and file within 15 days after each Distribution Date commencing March 2006 (subject to permitted extensions under the Exchange Act and until a Form 15 is filed pursuant to Section 13.06) with the Commission with respect to the Trust Fund, a Form 10-D with copies of the Monthly Statement and, to the extent delivered to the Securities Administrator, no later than 10 days following the Distribution Date, such other information identified by the Depositor, to be filed with the Commission (such other information, the "Additional Designated Information"). If the Depositor directs that any Additional Designated Information is to be filed with any Form 10-D, the Depositor shall specify the Item on Form 10-D to which such information is responsive and, with respect to any Exhibit to be filed on Form 10-D, the Exhibit number. Any information to be filed on Form 10-D shall be delivered to the Securities Administrator in EDGAR-compatible form or as otherwise agreed upon by the Securities Administrator and the Depositor at the Depositor's expense, and any necessary conversion to EDGAR-compatible format will be at the Depositor's expense. At the reasonable request of, and in accordance with the reasonable directions of, the Depositor, the Securities Administrator shall prepare for filing and file an amendment to any Form 10-D previously filed with the Commission with respect to the Trust Fund. The Master Servicer shall sign the Form 10-D filed on behalf of the Trust Fund.

         (b) No later than each Distribution Date, each of the Master Servicer, the Securities Administrator, the Trustee (solely as to itself and as a Custodian) and the Custodians, shall notify (and the Master Servicer shall cause the applicable Servicer, to the extent such Servicer is required to make such disclosure under its Servicing Agreement, to notify) the Depositor of any Form 10-D Disclosure Item, together with a description of any such Form 10-D Disclosure Item in form and substance reasonably acceptable to the Depositor and as applicable to such party. In addition to such information as the Master Servicer, the Securities Administrator and the Trustee are obligated to provide pursuant to other provisions of this Agreement, if so requested by the Depositor, each of the Master Servicer and the Securities Administrator shall provide such information which is available to the Master Servicer and the Securities Administrator, as applicable, without unreasonable effort or expense regarding the performance or servicing of the


                                     110
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Mortgage Loans as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB.

         (c) The Securities Administrator shall not have any responsibility to file any items (other than those generated by it) that have not been received in a format suitable (or readily convertible into a format suitable) for electronic filing via the EDGAR system and shall not have any responsibility to convert any such items to such format (other than those items generated by it or that are readily convertible to such format). The Securities Administrator shall have no liability to the Certificateholders, the Trust Fund, the Master Servicer or the Depositor with respect to any failure to properly prepare or file any of Form 10-D to the extent that such failure is not the result of any negligence, bad faith or willful misconduct on its part.

         Section 13.03 Form 8-K Filings.

         The Securities Administrator shall prepare and file, within four (4) Business Days after the Reportable Event (via EDGAR), any Form 8-K (other than the initial Current Report on Form 8-K) required by the Exchange Act and the Rules and Regulations of the Commission thereunder as requested and signed by the Depositor. Each of the Master Servicer (and the Master Servicer shall cause the Servicer to promptly notify), the Securities Administrator and the Trustee shall promptly notify the Depositor, but in no event later than one
(1) Business Day after its actual knowledge of the occurrence of any Reportable Event, as applicable to it, of which a Responsible Officer of such entity has actual knowledge.

         Section 13.04 Form 10-K Filings.

         Prior to March 30th of each year, commencing in 2007 (or such earlier date as may be required by the Exchange Act and the Rules and Regulations of the Commission and until a Form 15 is filed pursuant to Section 13.06), the Securities Administrator shall prepare and file on behalf of the Trust Fund a Form 10-K, in form and substance as required by applicable law or the Exchange Act. The Depositor shall sign each Form 10-K filed on behalf of the Trust Fund. Such Form 10-K shall include as exhibits each (i) annual statement of compliance described in the paragraph below, (ii) annual report on assessments of compliance with servicing criteria described under Section 13.07 and (iii) accountant's report described under Section 13.07. Each Form 10-K shall also include any Sarbanes-Oxley Certification required to be included therewith, as described in Section 13.05. The Securities Administrator shall have no liability with respect to any failure to properly prepare or file such periodic reports resulting from or relating to the Securities Administrator's inability or failure to obtain any information not resulting from its own negligence, willful misconduct or bad faith.

         The Master Servicer shall, and shall cause each Servicer to cause any subservicer used by such Servicer to, deliver to the Depositor and the Securities Administrator on or before March 15 of each year, commencing with its 2007 fiscal year, an Officer's Certificate stating, as to the signer thereof, that (i) a review of the activities of such Person during the preceding calendar year (or applicable portion thereof) and of the performance of the Master Servicer under this Agreement, or in the


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case of a Servicer or subservicer, the applicable servicing agreement, has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, such Person has fulfilled all its obligations under this Agreement, or in the case of a Servicer or subservicer, the applicable servicing agreement, in all material respects throughout such year (or applicable portion thereof), or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.

         No later than March [10th] of each year, commencing in 2007, and until a Form 15 is filed pursuant to Section 13.06, the Master Servicer, the Securities Administrator and the Trustee (as to item (a) in the definition of Form 10-K Disclosure Item) shall notify (and the Master Servicer shall cause each Servicer to notify) the Depositor of any Form 10-K Disclosure Item, together with a description of any such Form 10-K Disclosure Item in form and substance reasonably acceptable to the Depositor. Additionally, each of the Master Servicer, the Securities Administrator and a Custodian to the extent it is holding Mortgage Files for more than 5% of the Mortgage Loans in the Trust Fund, shall provide, and shall cause each Reporting Subcontractor retained by the Master Servicer, the Securities Administrator or the Custodians as applicable, and in the case of the Master Servicer shall cause each Servicer, to provide, the following information no later than March [10th] of each year in which a Form 10-K is required to be filed on behalf of the Trust Fund: (i) if such Person's report on assessment of compliance with servicing criteria described under Section 13.07 or related registered public accounting firm attestation report described under Section 13.07 identifies any material instance of noncompliance, notification of such instance of noncompliance and
(ii) if any such Person's report on assessment of compliance with servicing criteria or related registered public accounting firm attestation report is not provided to be filed as an exhibit to such Form 10-K, information detailing the explanation why such report is not included.

         Section 13.05  Sarbanes-Oxley Certification.

         Each Form 10-K shall include a certification (the "Sarbanes-Oxley Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission promulgated thereunder (including any interpretations thereof by the Commission's staff)). No later than March 15 of each year, beginning in 2007, the Master Servicer and the Securities Administrator shall (unless such person is the Certifying Person), and the Master Servicer shall cause the Servicer to, provide to the Person who signs the Sarbanes-Oxley Certification (the "Certifying Person") a certification (each, a "Performance Certification"), in the form attached hereto as Exhibit N (in the case of the Master Servicer) and Exhibit O (in the case of the Securities Administrator), on which the Certifying Person, the entity for which the Certifying Person acts as an officer, and such entity's officers, directors and Affiliates (collectively with the Certifying Person, "Certification Parties") can reasonably rely. The Depositor will serve as the Certifying Person on behalf of the Trust and will not request delivery of a certification under this clause unless the Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to the Trust Fund. In the event that prior to the filing date of the Form 10-K in March of each year, the Securities Administrator or the Master Servicer has actual knowledge of information material to the Sarbanes-Oxley Certification, the Securities Administrator or the Master Servicer, as the case may be, shall promptly notify the Depositor. The respective parties hereto agree to cooperate with all reasonable requests made by any Certifying Person or Certification Party in connection with such Person's attempt to conduct any due diligence that such Person reasonably believes to be appropriate in order to allow it to deliver any Sarbanes-Oxley Certification or portion thereof with respect to the Trust Fund.

         Section 13.06     Form 15 Filing.

         Prior to January 30 of the first year in which the Securities Administrator is able to do so under applicable law, the Securities Administrator shall prepare, sign and file a Form 15 relating to the automatic suspension of reporting in respect of the Trust Fund under the Exchange Act.

         Section 13.07     Report on Assessment of Compliance and Attestation.

         (a) On or before March 15th of each calendar year, commencing in 2007:

         (1) Each of the Master Servicer, the Securities Administrator and the Custodians (unless with respect to a Custodian, such Custodian is acting with respect to less than 5% of the Mortgage Loans in the Trust Fund) shall deliver to the Depositor and the Securities Administrator a report regarding the Master Servicer's, the Securities Administrator's or a Custodian's, as applicable, assessment of compliance with the Servicing Criteria applicable to it during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB; provided, however, the Securities Administrator and the Custodian shall deliver such report until a Form 15 is filed pursuant to Section 13.06. Such report shall be signed by an authorized officer of such Person and shall address each of the Servicing Criteria applicable to it identified in Exhibit P hereto delivered to the Depositor concurrently with the execution of this Agreement. To the extent any of the Servicing Criteria so specified are not applicable to such Person, with respect to asset-backed securities transactions taken as a whole involving such Person and that are backed by the same asset type backing the Certificates, such report shall include such a statement to that effect. The Depositor and its respective officers and directors shall be entitled to rely on upon each such servicing criteria assessment.

         (2) Each of the Master Servicer, the Securities Administrator and the Custodians shall deliver to the Depositor, the Securities Administrator and the Master Servicer a report of a registered public accounting firm that attests to, and reports on, the assessment of compliance made by Master Servicer, the Securities Administrator or the Custodians, as applicable, and delivered pursuant to the preceding paragraphs. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act, including, without limitation that in the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion. Such report must be available for general use and not contain restricted use language. To the extent any of the Servicing Criteria are not applicable to such Person, with respect to asset-backed securities transactions taken as a whole involving such Person and that are backed by the same asset type backing the Certificates, such report shall include such a statement that that effect.

         (3) The Master Servicer shall cause the Servicer and Reporting Subcontractor to deliver to the Depositor an assessment of compliance and accountant's attestation as and when provided in paragraphs (a) and (b) of this Section 13.07.

         (4) The Securities Administrator shall cause each Reporting Subcontractor under its employ, if any, to deliver to the Depositor and the Master Servicer an assessment of compliance and accountant's attestation as and when provided in paragraphs (a) and (b) of this Section.

          (b) Each assessment of compliance provided by the Securities Administrator, the Master Servicer or a Custodian pursuant to Section 13.07(a)(1) shall address each of the Servicing Criteria applicable to it specified on Exhibit P hereto delivered to the Depositor concurrently with the execution of this Agreement or, in the case of a securities administrator, master servicer or custodian subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to Section 13.07(a)(3) or (4) need not address any elements of the Servicing Criteria other than those specified pursuant to
Section 13.07(a)(1).

         Section 13.08     Use of Subservicer and Subcontractors.

         (a) The Master Servicer shall cause any subservicer used by the Master Servicer and shall cause the Servicer to cause any subservicer used by such servicer for the benefit of the Depositor to comply with the provisions of this Article XIII to the same extent as if such Servicer or subservicer were the Master Servicer (except with respect to the Master Servicer's duties with respect to preparing and filing any Exchange Act Reports or as the Certifying Person). The Master Servicer shall be responsible for obtaining from each Servicer and subservicer and delivering to the Depositor any servicer compliance statement required to be delivered by such Servicer or subservicer pursuant to the second paragraph of Section 13.04, any assessment of compliance and attestation required to be delivered by such Servicer or subservicer under Section 13.07 and any certification required to be delivered to the Certifying Person under Section 13.05 as and when required to be delivered.

         (b) It shall not be necessary for the Master Servicer, any Servicer, any subservicer or the Securities Administrator to seek the consent of the Depositor or any other party hereto to the utilization of any Subcontractor. The Master Servicer or the Securities Administrator, as applicable, shall promptly upon request provide to the Depositor (or any designee of the Depositor, such as the Master Servicer or administrator) a written description (in form and substance satisfactory to the Depositor) of the role and function of each Subcontractor utilized by such Person (or in the case of the Master Servicer, the Servicer or any subservicer), specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

         As a condition to the utilization of any Subcontractor determined to be a Reporting Subcontractor, the Master Servicer or the Securities Administrator, as applicable, shall cause any such Subcontractor used by such Person (or in the case of the Master Servicer, the Servicer or any subservicer) for the benefit of the Depositor to comply with the provisions of

Sections 13.07 and 13.09 of this Agreement to the same extent as if such Subcontractor were the Master Servicer (except with respect to the Master Servicer's duties with respect to preparing and filing any Exchange Act Reports or as the Certifying Person) or the Securities Administrator, as applicable. The Master Servicer or the Securities Administrator, as applicable, shall be responsible for obtaining from each Subcontractor and delivering to the Depositor and the Master Servicer, any assessment of compliance and attestation required to be delivered by such Subcontractor under Section 13.07, in each case as and when required to be delivered.





                                 * * * * * * *

         IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                          GS MORTGAGE SECURITIES CORP.



                          By:
                             ---------------------------------------
                             Name:
                             Title:


                          DEUTSCHE BANK NATIONAL TRUST COMPANY, solely in its capacity as Trustee and a Custodian and not in its individual capacity



                          By:
                             ---------------------------------------
                             Name:
                             Title:




                          By:
                             ---------------------------------------
                             Name:
                             Title:



                          U.S. BANK NATIONAL ASSOCIATION, solely in its capacity as a Custodian and not in its individual capacity



                          By:
                             ---------------------------------------
                             Name:
                             Title:

                     Master Servicing and Trust Agreement

                          JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, solely in its capacity as a Custodian and not in its individual capacity



                          By:
                             ---------------------------------------
                             Name:
                             Title:



                          WELLS FARGO BANK, N.A., as Master Servicer
                               and Securities Administrator



                          By:
                             ---------------------------------------
                             Name:
                             Title:

                                  SCHEDULE I

                            Mortgage Loan Schedule





   [On File with the Securities Administrator as provided by the Depositor]

                                    S-I-1

                                   EXHIBIT A


   FORM OF CLASS 1A1, CLASS 1A2, CLASS 2A1, CLASS 3A1, CLASS 4A1, CLASS 4A2, CLASS 4A3, CLASS B-1, CLASS B-2, CLASS B-3, CLASS B-4, CLASS B-5, CLASS B-6
                                 CERTIFICATES

IF THIS CERTIFICATE IS A BOOK-ENTRY CERTIFICATE, THE PROPOSED TRANSFEROR WILL BE DEEMED TO HAVE MADE EACH OF THE CERTIFICATIONS SET FORTH IN THE TRANSFEROR LETTER AND THE PROPOSED TRANSFEREE WILL BE DEEMED TO HAVE MADE EACH OF THE CERTIFICATIONS SET FORTH IN THE RULE 144A LETTER, IN EACH CASE AS IF SUCH CERTIFICATE WERE EVIDENCED BY A PHYSICAL CERTIFICATE.

[To be added to the Class B-4, Class B-5 and Class B-6 Certificates while they remain non-investment grade Certificates: NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR A PLAN SUBJECT TO APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN, OR, IF THE TRANSFEREE IS AN INSURANCE COMPANY, A REPRESENTATION LETTER THAT IT IS USING THE ASSETS OF ITS GENERAL ACCOUNT AND THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE SATISFY THE REQUIREMENTS FOR EXEMPTIVE RELIEF UNDER SECTIONS I AND III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60, OR AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE, THE SECURITIES ADMINISTRATOR AND THE DEPOSITOR, TO THE EFFECT THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA,
SECTION 4975 OF THE CODE OR ANY SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE TRUSTEE, THE MASTER SERVICER, THE SERVICER OR THE SECURITIES ADMINISTRATOR TO ANY OBLIGATION IN ADDITION TO THOSE EXPRESSLY UNDERTAKEN IN THIS AGREEMENT OR TO ANY LIABILITY. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW WITHOUT THE REPRESENTATION LETTER OR OPINION OF COUNSEL SATISFACTORY TO THE SECURITIES ADMINISTRATOR, TRUSTEE AND DEPOSITOR AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.]

IN THE EVENT THAT A TRANSFER OF A PRIVATE CERTIFICATE WHICH IS A BOOK-ENTRY CERTIFICATE IS TO BE MADE IN RELIANCE UPON AN EXEMPTION FROM

THE SECURITIES ACT AND SUCH LAWS, IN ORDER TO ASSURE COMPLIANCE WITH THE SECURITIES ACT AND SUCH LAWS, THE CERTIFICATEHOLDER DESIRING TO EFFECT SUCH TRANSFER WILL BE DEEMED TO HAVE MADE AS OF THE TRANSFER DATE EACH OF THE CERTIFICATIONS SET FORTH IN THE TRANSFEROR CERTIFICATE IN RESPECT OF SUCH CERTIFICATE AND THE TRANSFEREE WILL BE DEEMED TO HAVE MADE AS OF THE TRANSFER DATE EACH OF THE CERTIFICATIONS SET FORTH IN THE RULE 144A LETTER IN RESPECT OF SUCH CERTIFICATE, IN EACH CASE AS IF SUCH CERTIFICATE WERE EVIDENCED BY A PHYSICAL CERTIFICATE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AND CERTAIN OTHER ASSETS.

[To be added to the Class B-4, Class B-5 and Class B-6 Certificates while they remain Private Certificates: THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.]



Certificate No.                      :
Cut-off Date                         :   February 1, 2006
First Distribution Date              :   March 27, 2006
Initial Certificate Balance of
this Certificate
("Denomination")                     :
Initial Certificate Balances of          -----------------   -----------------
all Certificates of this Class       :

CUSIP
ISIN

                         GS MORTGAGE SECURITIES CORP.

                         GSAA Home Equity Trust 2006-4
                   Asset-Backed Certificates, Series 2006-4
              [Class 1A1][Class 1A2][Class 2A1][Class 3A1] [Class
                          4A1][Class 4A2][Class 4A3]
          [Class B-1][Class B-2][Class B-3][Class B-4][B-5][B-6][B-7]

         evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class.

         Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions pursuant to a Master Servicing and Trust Agreement dated as of the Cut-off Date specified above (the "Agreement") among GS Mortgage Securities Corp., as depositor (the "Depositor"), Deutsche Bank National Trust Company, as trustee (in such capacity, the "Trustee") and a custodian (in such capacity, a "Custodian"), U.S. Bank National Association, as a custodian (a "Custodian"), JPMorgan Chase Bank, National Association, as a custodian (a "Custodian", and together with Deutsche Bank National Trust Company and U.S. Bank National Association, the "Custodians") and Wells Fargo Bank, N.A., as Master Servicer (in such capacity, the "Master Servicer") and Securities Administrator (in such capacity, the "Securities Administrator"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     * * *

         IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:

                       WELLS FARGO BANK, N.A.,
                            not in its individual capacity, but solely as Securities Administrator



                       By:
                          ---------------------------------


Authenticated:



By:
     ----------------------------------------
     Authorized Signatory of
     WELLS FARGO BANK, N.A.,
     not in its individual capacity,
     but solely as Securities Administrator

                         GS MORTGAGE SECURITIES CORP.
                         GSAA Home Equity Trust 2006-4
                           Asset-Backed Certificates

         This Certificate is one of a duly authorized issue of Certificates designated as GSAA Home Equity Trust 2006-4 Asset-Backed Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the other parties to the Agreement.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date for each Distribution Date is the last Business Day of the applicable Interest Accrual Period for the related Distribution Date; provided, however, that for any Definitive Certificates, the Record Date shall be the last Business Day of the month immediately preceding the month of such Distribution Date.

         Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office designated by the Securities Administrator for such purposes, or such other location specified in the notice to Certificateholders of such final distribution.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Trustee and the other parties to the Agreement with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the office designated by the Securities Administrator for such purposes, accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Trustee, the Depositor and the Securities Administrator and any agent of the Trustee, the Depositor or the Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, nor any such agent shall be affected by any notice to the contrary.

         On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than or equal to 10% of the Cut-off Date Pool Principal Balance, the Person specified in Section 11.01 of the Agreement will have the option to effectuate the purchase, in whole, from the Trust Fund all remaining Mortgage Loans, all property acquired in respect of the Mortgage Loans, and all rights and obligations under the Servicing Agreements, at a purchase price determined and in the manner as provided in the Agreement. The obligations and responsibilities created by the Agreement will terminate as provided in Section 11.01 of the Agreement.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
                --------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Securities Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

------------------------------------------------------------------------------

Dated:

                           -------------------------------------
                           Signature by or on behalf of assignor

                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________________________,
______________________________________________________________________________,
for the account of ___________________________________________________________,
account number ______, or, if mailed by check, to ____________________________.
Applicable statements should be mailed to ____________________________________,
______________________________________________________________________________.

         This information is provided by _____________________________________, the assignee named above, or__________________________________________________, as its agent.

                                   EXHIBIT B


                       FORM OF CLASS 4A-IO CERTIFICATES

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE CERTIFICATE REGISTRAR A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE CERTIFICATE REGISTRAR EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR IF SUCH CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN, OR THAT SUCH TRANSFEREE IS AN INSURANCE COMPANY WHICH IS PURCHASING CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNTS" AS SUCH TERM IS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60"), AND THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER SECTION I AND III OF PTCE 95-60 OR AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE CERTIFICATE REGISTRAR AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTION IN RESPECT OF PRINCIPAL.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AND CERTAIN OTHER ASSETS.

Certificate No.                    :

Cut-off Date                       :   February 1, 2006

First Distribution Date            :   March 27, 2006

Initial Notional Balance of
this Certificate

("Denomination")                   :
Initial Notional Amounts of
all Certificates of this Class     :

CUSIP
ISIN

                         GS MORTGAGE SECURITIES CORP.

                         GSAA Home Equity Trust 2006-4
                   Asset-Backed Certificates, Series 2006-4
                                  Class 4A-IO

    evidencing a percentage interest in the distributions allocable to the
                 Certificates of the above-referenced Class.

         Interest in respect of this Certificate is distributable as set forth herein. Accordingly, the Notional Amount at any time may be less than the Notional Amount as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that Goldman Sachs & Co. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions pursuant to a Master Servicing and Trust Agreement dated as of the Cut-off Date specified above (the "Agreement") among GS Mortgage Securities Corp., as depositor (the "Depositor"), Deutsche Bank National Trust Company, as trustee (in such capacity, the "Trustee") and a custodian (in such capacity, a "Custodian"), U.S. Bank National Association, as a custodian (a "Custodian"), JPMorgan Chase Bank, National Association, as a custodian (a "Custodian", and together with Deutsche Bank National Trust Company and U.S. Bank National Association, the "Custodians") and Wells Fargo Bank, N.A., as Master Servicer (in such capacity, the "Master Servicer") and Securities Administrator (in such capacity, the "Securities Administrator"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         No transfer of a Certificate of this Class shall be made unless the Certificate Registrar, on behalf of the Trustee, shall have received either
(i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Certificate Registrar, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code, nor a person acting on behalf of or investing plan assets of any such plan, which representation letter shall not be an expense of the Trust Fund, the Certificate Registrar, the Trustee, the Master Servicer, the Seller, the Depositor or the Securities Administrator, (ii) if such Certificate has been the subject of an ERISA Qualifying Underwriting and the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, or (iii) in the case of any such Certificate presented for registration in the name of an employee benefit plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan, an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that the purchase or holding of such Certificate will not result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Certificate Registrar, the Trustee, the Master Servicer, the Depositor or the Securities Administrator to any obligation in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Trust Fund, the Certificate Registrar, the Trustee, the Master Servicer, the Seller, the Depositor or the Securities Administrator. Notwithstanding anything else to the contrary herein, any purported transfer of a Certificate of this Class to or on behalf of an employee benefit plan subject to ERISA or to the Code without the opinion of counsel satisfactory to the Certificate Registrar as described above shall be void and of no effect.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     * * *

         IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:

                          WELLS FARGO BANK, N.A.,
                               not in its individual capacity, but solely as Securities Administrator



                          By:
                             ------------------------------------------------

Authenticated:



By:
    ------------------------------------------
     Authorized Signatory of
     WELLS FARGO BANK, N.A.,
     not in its individual capacity,
     but solely as Securities Administrator

                         GS MORTGAGE SECURITIES CORP.
                         GSAA Home Equity Trust 2006-4
                           Asset-Backed Certificates

         This Certificate is one of a duly authorized issue of Certificates designated as GSAA Home Equity Trust 2006-4 Asset-Backed Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the other parties to the Agreement.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date for each Distribution Date is the last Business Day of the applicable Interest Accrual Period for the related Distribution Date; provided, however, that for any Definitive Certificates, the Record Date shall be the last Business Day of the month immediately preceding the month of such Distribution Date.

         Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office designated by the Securities Administrator for such purposes, or such other location specified in the notice to Certificateholders of such final distribution.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Trustee and the other parties to the Agreement with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the office designated by the Securities Administrator for such purposes, accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Trustee, the Depositor and the Securities Administrator and any agent of the Trustee, the Depositor or the Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, nor any such agent shall be affected by any notice to the contrary.

         On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than or equal to 10% of the Cut-off Date Pool Principal Balance, the Person specified in Section 11.01 of the Agreement will have the option to effectuate the purchase, in whole, from the Trust Fund all remaining Mortgage Loans, all property acquired in respect of the Mortgage Loans, and all rights and obligations under the Servicing Agreements, at a purchase price determined and in the manner as provided in the Agreement. The obligations and responsibilities created by the Agreement will terminate as provided in Section 11.01 of the Agreement.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT
                                  ----------

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
                --------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Securities Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                           -------------------------------------
                           Signature by or on behalf of assignor

                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________________________,
______________________________________________________________________________,
for the account of ___________________________________________________________,
account number ______, or, if mailed by check, to ____________________________.
Applicable statements should be mailed to ____________________________________,
______________________________________________________________________________.

         This information is provided by _____________________________________, the assignee named above, or__________________________________________________, as its agent.

                                   EXHIBIT C


                          FORM OF CLASS P CERTIFICATE

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEROR DELIVERS TO THE SECURITIES ADMINISTRATOR A TRANSFEROR CERTIFICATE (THE "TRANSFEROR CERTIFICATE") IN THE FORM OF EXHIBIT H TO THE AGREEMENT REFERRED TO HEREIN AND EITHER (I) THE SECURITIES ADMINISTRATOR RECEIVES A RULE 144A LETTER IN THE FORM OF EXHIBIT I TO THE AGREEMENT REFERRED TO HEREIN OR (II) THE SECURITIES ADMINISTRATOR RECEIVES AN OPINION OF COUNSEL, DELIVERED AT THE EXPENSE OF THE TRANSFEROR, THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR A PLAN SUBJECT TO APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN, OR IF THE TRANSFEREE IS AN INSURANCE COMPANY AND THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION LETTER THAT IT IS USING THE ASSETS OF ITS GENERAL ACCOUNT AND THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE SATISFY THE REQUIREMENTS FOR EXEMPTIVE RELIEF UNDER SECTIONS I AND III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60, OR AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE, THE SECURITIES ADMINISTRATOR AND THE DEPOSITOR, TO THE EFFECT THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR ANY SIMILAR LAW AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER, THE DEPOSITOR OR THE SECURITIES ADMINISTRATOR TO ANY OBLIGATION IN ADDITION TO THOSE EXPRESSLY UNDERTAKEN IN THIS AGREEMENT OR TO ANY LIABILITY. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW WITHOUT THE REPRESENTATION LETTER OR OPINION OF COUNSEL SATISFACTORY TO THE SECURITIES ADMINISTRATOR AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Certificate No.                       :             1
Cut-off Date                          :             February 1, 2006
First Distribution Date               :             March 27, 2006
Percentage Interest of this
Certificate
("Denomination")                      :             [_____]%
CUSIP                                 :
ISIN                                  :

                         GS MORTGAGE SECURITIES CORP.

                         GSAA Home Equity Trust 2006-4
                   Asset-Backed Certificates, Series 2006-4

                                    Class P

     evidencing a percentage interest in the distributions allocable to the Certificates of the above referenced Class.

         Distributions in respect of this Certificate are distributable monthly as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that [_______________________] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions pursuant to a Master Servicing and Trust Agreement dated as of the Cut-off Date specified above (the "Agreement") among GS Mortgage Securities Corp., as depositor (the "Depositor"), Deutsche Bank National Trust Company, as trustee (in such capacity, the "Trustee") and a custodian (in such capacity, a "Custodian"), U.S. Bank National Association, as a custodian (a "Custodian"), JPMorgan Chase Bank, National Association, as a custodian (a "Custodian", and together with Deutsche Bank National Trust Company and U.S. Bank National Association, the "Custodians") and Wells Fargo Bank, N.A., as Master Servicer (in such capacity, the "Master Servicer") and Securities Administrator (in such capacity, the "Securities Administrator"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         This Certificate does not have a Pass-Through Rate and will be entitled to distributions only to the extent set forth in the Agreement. In addition, any distribution of the proceeds of any remaining assets of the Trust will be made only upon presentment and surrender of this Certificate at the office designated by the Securities Administrator for such purposes or the office or agency maintained by the Securities Administrator.

         No transfer of a Certificate of this Class shall be made unless such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, the Securities Administrator shall require the transferor to execute a transferor certificate (in substantially the form attached to the Agreement) and deliver either (i) a Rule 144A Letter (in substantially the form attached to the Agreement), or (ii) a written Opinion of Counsel to the Securities Administrator that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefore, from the

1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall be an expense of the transferor. No transfer of a Certificate of this Class shall be made unless the Securities Administrator shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Securities Administrator, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code or any materially similar provisions of applicable federal, state or local law ("Similar Law") or a person acting on behalf of or investing plan assets of any such plan, which representation letter shall not be an expense of the Securities Administrator, or (ii) if the transferee is an insurance company and the certificate has been the subject of an ERISA-Qualifying Underwriting, a representation letter that it is purchasing such Certificates with the assets of its general account and that the purchase and holding of such Certificates satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60, or (iii) in the case of a Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments) or a plan subject to Similar Law, or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Securities Administrator, which Opinion of Counsel shall not be an expense of the Securities Administrator, the Depositor, the Trustee or the Trust Fund, addressed to the Securities Administrator, the Trustee and the Depositor to the effect that the purchase and holding of such Certificate will not constitute or result in a non-exempt prohibited transaction within the meaning of ERISA, Section 4975 of the Code or any Similar Law and will not subject the Trustee to any obligation in addition to those expressly undertaken in this Agreement or to any liability.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     * * *

         IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:
                             WELLS FARGO BANK, N.A.,
                                  not in its individual capacity,
                                  but solely as Securities Administrator



                             By:


Authenticated:



By:
     -----------------------------------------
     Authorized Signatory of
     WELLS FARGO BANK, N.A.,
     not in its individual capacity,
     but solely as Securities Administrator

                        GS MORTGAGE SECURITIES CORP.
                         GSAA Home Equity Trust 2006-4
                           Asset-Backed Certificates

         This Certificate is one of a duly authorized issue of Certificates designated as GSAA Home Equity Trust 2006-4 Asset-Backed Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the other parties to the Agreement.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date for each Distribution Date is the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

         Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office designated by the Securities Administrator for such purposes or such other location specified in the notice to Certificateholders of such final distribution.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Trustee and the other parties to the Agreement with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future

Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the office designated by the Securities Administrator for such purposes, accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Trustee, the Depositor and the Securities Administrator and any agent of the Trustee, the Depositor or the Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Trustee, the Depositor, the Securities Administrator, nor any such agent shall be affected by any notice to the contrary.

         On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than or equal to 10% of the Cut-off Date Principal Balance, the Person specified in Section 11.01 of the Agreement will have the option to effectuate the repurchase, in whole, from the Trust Fund all remaining Mortgage Loans, all property acquired in respect of the Mortgage Loans, and all rights and obligations under the Servicing Agreements, at a purchase price determined and in the manner as provided in the Agreement. The obligations and responsibilities created by the Agreement will terminate as provided in Section 11.01 of the Agreement.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                 ASSIGNMENT
                                 ----------

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
                --------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Securities Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

------------------------------------------------------------------------------

Dated:

                           -------------------------------------
                           Signature by or on behalf of assignor

                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________________________,
______________________________________________________________________________,
for the account of ___________________________________________________________,
account number ______, or, if mailed by check, to ____________________________.
Applicable statements should be mailed to ____________________________________,
______________________________________________________________________________.

This information is provided by ______________________________________________, the assignee named above, or__________________________________________________, as its agent.

                                   EXHIBIT D


                   FORM OF CLASS R AND CLASS RC CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO MATERIALLY SIMILAR PROVISIONS OF APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN, OR AN OPINION OF COUNSEL AS DESCRIBED IN THE AGREEMENT. IN THE EVENT THAT SUCH REPRESENTATION IS VIOLATED, OR ANY ATTEMPT IS MADE TO TRANSFER TO A PLAN OR ARRANGEMENT SUBJECT TO SECTION 406 OF ERISA, A PLAN SUBJECT TO SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO SIMILAR LAW, OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR ARRANGEMENT OR USING THE ASSETS OF ANY SUCH PLAN OR ARRANGEMENT WITHOUT AN OPINION OF COUNSEL AS DESCRIBED IN THE AGREEMENT, SUCH ATTEMPTED TRANSFER OR ACQUISITION SHALL BE VOID AND OF NO EFFECT.


Certificate No.                           :         [R][RC]

Cut-off Date                              :         February 1, 2006

First Distribution Date                   :         March 27, 2006

Initial Certificate Balance of this
Certificate ("Denomination")              :         $100

Initial Certificate Balance of all
Certificates of this Class:               :         $100

CUSIP                                     :

ISIN                                      :

                         GS MORTGAGE SECURITIES CORP.

                         GSAA Home Equity Trust 2006-4
                   Asset-Backed Certificates, Series 2006-4

                                 Class [R][RC]

     evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class.

         Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that [____________] is the registered owner of the Percentage Interest specified above of any monthly distributions due to the Class [R][RC] Certificates pursuant to a Master Servicing and Trust Agreement dated as of the Cut-off Date specified above (the "Agreement") among GS Mortgage Securities Corp., as depositor (the "Depositor"), Deutsche Bank National Trust Company, as trustee (in such capacity, the "Trustee") and a custodian (in such capacity, a "Custodian"), U.S. Bank National Association, as a custodian (a "Custodian"), JPMorgan Chase Bank, National Association, as a custodian (a "Custodian", and together with Deutsche Bank National Trust Company and U.S. Bank National Association, the "Custodians") and Wells Fargo Bank, N.A., as Master Servicer (in such capacity, the "Master Servicer") and Securities Administrator (in such capacity, the "Securities Administrator"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class [R][RC] Certificate at the office designated by the Securities Administrator for such purposes.

         No transfer of a Class [R][RC] Certificate shall be made unless the Securities Administrator shall have received a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Securities Administrator, to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA, a plan or arrangement subject to Section 4975 of the Code or a plan subject to Similar Law, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement to effect such transfer, which representation letter shall not be an expense of the Securities Administrator or the Trust Fund, or, alternatively, an opinion of counsel as described in the Agreement. In the event that such representation is violated, or any attempt is made to transfer to a plan or arrangement subject to Section 406 of ERISA or a plan subject to

Section 4975 of the Code or a plan subject to Similar Law, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement, without an opinion of counsel as described in the Agreement, such attempted transfer or acquisition shall be void and of no effect.

         Each Holder of this Class [R][RC] Certificate shall be deemed by the acceptance or acquisition an Ownership Interest in this Class [R][RC] Certificate to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in this Class [R][RC] Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring any Ownership Interest in this Class [R][RC] Certificate shall be a Permitted Transferee and shall promptly notify the Securities Administrator of any change or impending change in its status as a Permitted Transferee, (ii) no Ownership Interest in this Class [R] RC] Certificate may be registered on the Closing Date or thereafter transferred, and the Securities Administrator shall not register the Transfer of this Certificate unless, in addition to the certificates required to be delivered to the Securities Administrator under Section 5.02(b) of the Agreement, the Securities Administrator shall have been furnished with a Transfer Affidavit of the initial owner or the proposed transferee in the form attached as Exhibit G to the Agreement, (iii) each Person holding or acquiring any Ownership Interest in this Class [R][RC] Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest this Class [R][RC] Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of this Class [R][RC] Certificate, (C) not to cause income with respect to the Class [R][RC] Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other U.S. Person and (D) not to Transfer the Ownership Interest in this Class [R][RC] Certificate or to cause the Transfer of the Ownership Interest in this Class [R][RC] Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee and (iv) any attempted or purported Transfer of the Ownership Interest in this Class [R][RC] Certificate in violation of the provisions herein shall be absolutely null and void and shall vest no rights in the purported Transferee.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

         IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:
                             WELLS FARGO BANK, N.A., not in its individual
                                capacity, but solely as Securities Administrator



                             By:_______________________________________________


Authenticated:



By:
     -----------------------------------------
     Authorized Signatory of
     WELLS FARGO BANK, N.A.,
     not in its individual capacity,
     but solely as Securities Administrator

                         GS MORTGAGE SECURITIES CORP.
                         GSAA Home Equity Trust 2006-4
                           Asset-Backed Certificates

         This Certificate is one of a duly authorized issue of Certificates designated as GSAA Home Equity Trust 2006-4 Asset-Backed Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the other parties to the Agreement.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date for each Distribution Date is the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

         Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office designated by the Securities Administrator for such purposes, or such other location specified in the notice to Certificateholders of such final distribution.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Trustee and the other parties to the Agreement with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the office designated by the Securities Administrator for such purposes, accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Trustee, the Depositor, the Securities Administrator and any agent of the Trustee, the Depositor or the Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee or Securities Administrator, nor any such agent shall be affected by any notice to the contrary.

         On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than or equal to 10% of the Cut-off Date Pool Principal Balance, the Person specified in Section 11.01 of the Agreement will have the option to effectuate the repurchase, in whole, from the Trust Fund all remaining Mortgage Loans, all property acquired in respect of the Mortgage Loans, and all rights and obligations under the Servicing Agreements at a purchase price determined and in the manner as provided in the Agreement. The obligations and responsibilities created by the Agreement will terminate as provided in Section 11.01 of the Agreement.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                 ASSIGNMENT


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
                --------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Securities Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

------------------------------------------------------------------------------

Dated:

                           -------------------------------------
                           Signature by or on behalf of assignor

                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________________________,
______________________________________________________________________________,
for the account of ___________________________________________________________,
account number ______, or, if mailed by check, to ____________________________.
Applicable statements should be mailed to ____________________________________,
______________________________________________________________________________.

         This information is provided by _____________________________________, the assignee named above, or__________________________________________________, as its agent.

                                   EXHIBIT E

                  FORM OF INITIAL CERTIFICATION OF CUSTODIAN

                                    [date]

[Depositor]

[Trustee]

---------------------

---------------------

          Re: Master Servicing and Trust Agreement, dated as of February 1, 2006, among GS Mortgage Securities Corp., as depositor, Deutsche Bank National Trust Company, as trustee and as custodian and Wells Fargo Bank, N.A., as master servicer and securities administrator.

Ladies and Gentlemen:

         In accordance with Section 2.02 of the above-captioned Master Servicing and Trust Agreement (the "Trust Agreement"), the undersigned, as Custodian, for each Mortgage Loan listed in the Mortgage Loan Schedule for which the undersigned is specified as the Custodian (other than any Mortgage Loan listed in the attached exception report), it has received:

          (i) the original Mortgage Note, endorsed as provided in the following form: "Pay to the order of ________, without recourse"; and

          (ii)except with respect to a MERS Loan, a duly executed assignment of the Mortgage (which may be included in a blanket assignment or assignments).

         Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and related to such Mortgage Loan.

         The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Trust Agreement. The Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan or the perfection or priority of any Mortgage. Notwithstanding anything herein to the contrary, the Custodian has made no determination and makes no representations as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or (ii) any assignment is in recordable form or sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Trust Agreement.

                     DEUTSCHE BANK NATIONAL TRUST
                          COMPANY, not in its individual capacity, but solely as Custodian



                     By:_________________________________
                     Name:_______________________________
                     Title:________________________________

                                   EXHIBIT F

                        FORM OF DOCUMENT CERTIFICATION
                       AND EXCEPTION REPORT OF CUSTODIAN

                                    [date]

[Depositor]

[Servicer]

[Originator]

---------------------

---------------------

          Re: Master Servicing and Trust Agreement, dated as of February 1, 2006, among GS Mortgage Securities Corp., as depositor, Deutsche Bank National Trust Company, as trustee and as custodian and Wells Fargo Bank, N.A., as master servicer and securities administrator.

Ladies and Gentlemen:

         In accordance with Section 2.02 of the above-captioned Master Servicing and Trust Agreement (the "Trust Agreement"), the undersigned, as Custodian, hereby certifies, subject to any exceptions listed on the exception report attached hereto, that as to each Mortgage Loan listed in the Mortgage Loan Schedule for which the undersigned is specified as the Custodian (other than any Mortgage Loan paid in full or listed on the attached exception report) it has received:

          (a) the original Mortgage Note, endorsed without recourse in blank by the last endorsee, including all intervening endorsements showing a complete chain of endorsement from the originator to the last endorsee;

          (b) the original Assignment of Mortgage in blank, unless the Mortgage Loan is a MERS Loan;

          (c) personal endorsement and/or guaranty agreements executed in connection with all non individual Mortgage Loans (corporations, partnerships, trusts, estates, etc. (if any);

          (d) the related original Mortgage and evidence of its recording or, in certain limited circumstances, a certified copy of the mortgage with evidence of recording with the standard Fannie Mae/FHLMC Condominium Rider or PUD Rider be attached if the mortgaged property is a condominium or is located in a PUD;

          (e) except with respect to a MERS Loan, originals of any intervening Mortgage assignment or certified copies in either case evidencing recording; provided that the assignment may be in the form of a blanket assignment or assignments, a copy of which with evidence of recording shall be acceptable;

          (f) originals of all assumption, modification, agreements or certified copies thereof, in either case with evidence of recording if required to maintain the lien of the mortgage or if otherwise required, or, if recordation is not required, an original or copy of the agreement;

          (g) an original or copy of a title insurance policy, a certificate of title, or attorney's opinion of title and abstract of title;

          (h) to the extent applicable, (1) an original power of attorney, or a certified copy thereof, in either case with evidence of recordation if the document to which such power of attorney relates is recorded, and (2) an original or copy of any surety agreement or guaranty agreement;

          (i) for each Mortgage Loan with respect to which the Mortgagor's name as it appears on the note does not match the borrower's name on the mortgage loan schedule, one of the following: the original of the assumption agreement, or a certified copy thereof, in either case with evidence of recording thereon if required to maintain the lien of the mortgage or if otherwise required, or, if recordation is not so required, an original or copy of such assumption agreement;

          (j) a security agreement, chattel mortgage or equivalent document executed in connection with the mortgage, if any.

         Based on its review and examination and only as to the foregoing documents, (a) such documents appear regular on their face and related to such Mortgage Loan, and (b) the information set forth in items 2, 8, 33 and 34 of the Mortgage Loan Schedule accurately reflects information set forth in the Custodial File.

         The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review of the Custodial File specifically required in the Trust Agreement. The Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan or the perfection or priority of any Mortgage. Notwithstanding anything herein to the contrary, the Custodian has made no determination and makes no representations as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or (ii) any assignment is in recordable form or sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Trust Agreement.

                                     DEUTSCHE BANK NATIONAL TRUST
                                          COMPANY, not in its individual
                                          capacity, but solely as Custodian



                                     By:_________________________________
                                     Name:_______________________________
                                     Title:________________________________

                                   EXHIBIT G

                      FORM OF RESIDUAL TRANSFER AFFIDAVIT


                        GSAA Home Equity Trust 2006-4,
                   Asset-Backed Certificates, Series 2006-4

STATE OF )
                  ) ss.:
COUNTY OF         )

         The undersigned, being first duly sworn, deposes and says as follows:

         1. The undersigned is an officer of ___________________, the proposed Transferee of an Ownership Interest in a Class [R][RC] Certificate (the "Certificate") issued pursuant to the Master Servicing and Trust Agreement (the "Agreement"), among GS Mortgage Securities Corp., as depositor (the "Depositor"), Deutsche Bank National Trust Company, as trustee (in such capacity, the "Trustee") and as custodian (in such capacity, the "Custodian") and Wells Fargo Bank, N.A., as Master Servicer (in such capacity, the "Master Servicer") and Securities Administrator (in such capacity, the "Securities Administrator"). Capitalized terms used, but not defined herein, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee for the benefit of the Depositor, the Securities Administrator and the Trustee.

         2. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest in the Certificate for its own account. The Transferee has no knowledge that any such affidavit is false.

         3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

         4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass through entity an affidavit that such record holder is a Permitted Transferee and the pass through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass through entities as a nominee for another Person.)

         5. The Transferee has reviewed the provisions of Section 5.02(c) of the Agreement and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 5.02(c) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

         6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Securities Administrator a certificate substantially in the form set forth as Exhibit H to the Agreement (a "Transferor Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

         7. The Transferee has historically paid its debts as they have come due, intends to pay its debts as they come due in the future, and understands that the taxes payable with respect to the Certificate may exceed the cash flow with respect thereto in some or all periods and intends to pay such taxes as they become due. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

         8. The Transferee's taxpayer identification number is __________.

         9. The Transferee is a U.S. Person as defined in Code Section 7701(a)(30).

         10. The Transferee is aware that the Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

         11. The Transferee will not cause income from the Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the Transferee or any other U.S. person.

         12. Check one of the following:

         [ ] The present value of the anticipated tax liabilities associated with holding the Certificate, as applicable, does not exceed the sum of:

         (i) the present value of any consideration given to the Transferee to acquire such Certificate;

         (ii) the present value of the expected future distributions on such Certificate; and

         (iii) the present value of the anticipated tax savings associated with holding such Certificate as the related REMIC generates losses.

         For purposes of this calculation, (i) the Transferee is assumed to pay tax at the highest rate currently specified in Section 11(b) of the Code (but the tax rate in Section 55(b)(1)(B) of the Code may be used in lieu of the highest rate specified in Section 11(b) of the Code if the Transferee has been subject to the alternative minimum tax under Section 55 of the Code in the preceding two years and will compute its taxable income in the current taxable year using the alternative minimum tax rate) and (ii) present values are computed using a discount rate equal to the short-term Federal rate prescribed by Section 1274(d) of the Code for the month of the transfer and the compounding period used by the Transferee.

         [ ] The transfer of the Certificate complies with U.S. Treasury Regulations Sections 1.860E-1(c)(5) and (6) and, accordingly,

         (i) the Transferee is an "eligible corporation," as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), as to which income from the Certificate will only be taxed in the United States;

         (ii) at the time of the transfer, and at the close of the Transferee's two fiscal years preceding the year of the transfer, the Transferee had gross assets for financial reporting purposes (excluding any obligation of a person related to the Transferee within the meaning of U.S. Treasury Regulations Section 1.860E-1(c)(6)(ii)) in excess of $100 million and net assets in excess of $10 million;

         (iii) the Transferee will transfer the Certificate only to another "eligible corporation," as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), in a transaction that satisfies the requirements of Sections 1.860E-1(c)(4)(i), (ii) and (iii) and Section 1.860E-1(c)(5) of the U.S. Treasury Regulations; and

         (iv) the Transferee determined the consideration paid to it to acquire the Certificate based on reasonable market assumptions (including, but not limited to, borrowing and investment rates, prepayment and loss assumptions, expense and reinvestment assumptions, tax rates and other factors specific to the Transferee) that it has determined in good faith.

         [ ]  None of the above.

         13. The Transferee is not an employee benefit plan that is subject to Title I of ERISA or a plan that is subject to Section 4975 of the Code or a plan subject to any federal, state or local law that is substantially similar to Title I of ERISA or Section 4975 of the Code, and the Transferee is not acting on behalf of or investing plan assets of such a plan.

         IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this ____ day of _______, 20__.

                                     -------------------------------
                                     Print Name of Transferee



                                     By:______________________________
                                              Name:
                                              Title:

 [Corporate Seal]

ATTEST:



-------------------------------
[Assistant] Secretary

         Personally appeared before me the above-named __________, known or proved to me to be the same person who executed the foregoing instrument and to be the ___________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

         Subscribed and sworn before me this ____ day of ________, 20__.


                                     ---------------------------
                                              NOTARY PUBLIC


                                     My Commission expires the __ day
                                     of _________, 20__

                                   EXHIBIT H

                        FORM OF TRANSFEROR CERTIFICATE

                                                              __________, 20__

GS Mortgage Securities Corp.
85 Broad Street
New York, New York 10004
Attention:

Wells Fargo Bank, N.A.
[Address]

               Re: GSAA Home Equity Trust 2006-4, Asset-Backed Certificates Series 2006-4, Class
                    ---------------------------------------------------------

Ladies and Gentlemen:

         In connection with our disposition of the above Certificates we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act and (c) to the extent we are disposing of a Residual Certificate, (A) we have no knowledge the Transferee is not a Permitted Transferee and (B) after conducting a reasonable investigation of the financial condition of the Transferee, we have no knowledge and no reason to believe that the Transferee will not pay all taxes with respect to the Residual Certificates as they become due and (C) we have no reason to believe that the statements made in paragraphs 7, 10 and 11 of the Transferee's Residual Transfer Affidavit are false.

                                     Very truly yours,



                                     -------------------------------------
                                     Print Name of Transferor


                                     By:
                                        ----------------------------------
                                        Authorized Officer

                                   EXHIBIT I


                           FORM OF RULE 144A LETTER

                                                            ____________, 20__

GS Mortgage Securities Corp.
85 Broad Street
New York, New York 10004
Attention:

Wells Fargo Bank, N.A.
[Address]

               Re: GSAA Home Equity Trust 2006-4, Asset-Backed Certificates, Series 2006-4, Class [ ]
                    ---------------------------------------------------------

Ladies and Gentlemen:

         In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either we are purchasing a Class 1A1 Certificate, Class 1A2 Certificate, Class 2A1 Certificate, Class 2A2 Certificate, Class 2A3 Certificate, Class 2A4 Certificate, Class B-1, Class B-2 or a Class B-3 Certificate, or we are not an employee benefit plan that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan or arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a plan subject to any federal, state or local law materially similar to the foregoing provisions of ERISA or the Code, nor are we acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement to effect such acquisition, or, with respect to a Class B-3, Class 4A-IO Certificate or Class P Certificate that has been the subject of an ERISA-Qualifying Underwriting, the purchaser is an insurance company that is purchasing this certificate with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and the purchase and holding of such Certificates satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates and (f) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

                                                          ANNEX 1 TO EXHIBIT I

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
           --------------------------------------------------------

         [For Transferees Other Than Registered Investment Companies]

         The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

         1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

         2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), because (i) the Buyer owned and/or invested on a discretionary basis $___________(1) in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

____ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

____ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

____ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

____ Broker-dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

____ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

-------------------------------
(1) Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

____ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

____ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

____ Investment Advisor. The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

____ Small Business Investment Company. Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

____ Business Development Company. Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.


         3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit,
(v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

         4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

         5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

         6. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

                                     -----------------------------
                                     Print Name of Transferee


                                     By:
                                        --------------------------
                                              Name:
                                              Title:


                                     Date:
                                          ------------------------

                                                          ANNEX 2 TO EXHIBIT I

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

         [For Transferees That are Registered Investment Companies]

         The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

         1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

         2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause
(ii) in the preceding sentence applies, the securities may be valued at market.

____ The Buyer owned $___________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $__________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

         4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements,
(vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

         5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

         6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.



                                     ---------------------------------
                                     Print Name of Transferee



                                     By:_______________________________
                                              Name:
                                              Title:


                                IF AN ADVISER:



                                     ----------------------------------
                                     Print Name of Buyer


                                     Date:______________________________

                                   EXHIBIT J


Servicing Agreement, dated as of July 1, 2004, between Countrywide Home Loans
                Servicing LP and Goldman Sachs Mortgage Company

          [See Exhibit 99.3 to Form 8-k filed with the commission on March 14, 2006, Accession No. 0000905148-06-002297]

                                   EXHIBIT K


     Master Mortgage Loan Purchase Agreement, dated July 1, 2004, between
                   Countrywide Home Loans, Inc. and Goldman
                            Sachs Mortgage Company

          [See Exhibit 99.3 to Form 8-k filed with the commission on March 14, 2006, Accession No. 0000905148-06-002297]

                                   EXHIBIT L

                Amendment Reg AB, dated as of January 1, 2006,
      among Goldman Sachs Mortgage Company, Countrywide Home Loans, Inc.
                   and Countrywide Home Loans Servicing LP.

          [See Exhibit 99.1 to Form 8-k filed with the commission on March 14, 2006, Accession No. 0000905148-06-002297]

                                   EXHIBIT M

          Flow Servicing Agreement, dated as of May 1, 2005, between
             Goldman Sachs Mortgage Company and Countrywide Home
                             Loans Servicing LP.

==============================================================================

                           FLOW SERVICING AGREEMENT

                                    between

                        GOLDMAN SACHS MORTGAGE COMPANY,
                                     Owner

                                      and

                     COUNTRYWIDE HOME LOANS SERVICING LP,
                                   Servicer

                            Dated as of May 1, 2005

             FIXED AND ADJUSTABLE RATE, RESIDENTIAL MORTGAGE LOANS

==============================================================================

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----

                                   ARTICLE I

                                  DEFINITIONS

Section 1.01        Definitions..............................................1

                                  ARTICLE II

                                   SERVICING

Section 2.01        Servicer to Act as Servicer.............................17
Section 2.02        Liquidation of Mortgage Loans...........................20
Section 2.03        Collection of Mortgage Loan Payments....................22
Section 2.04        Establishment of and Deposits to Custodial Account......22
Section 2.05        Permitted Withdrawals From Custodial Account............24
Section 2.06        Establishment of and Deposits to Escrow Account.........25
Section 2.07        Permitted Withdrawals From Escrow Account...............26
Section 2.08        Payment of Taxes, Insurance and Other Charges...........26
Section 2.09        Protection of Accounts..................................27
Section 2.10        Maintenance of Hazard Insurance.........................27
Section 2.11        Maintenance of Mortgage Impairment Insurance............29
Section 2.12        Maintenance of Fidelity Bond and Errors and Omissions
                    Insurance...............................................29
Section 2.13        Inspections.............................................30
Section 2.14        Restoration of Mortgaged Property.......................30
Section 2.15        Title, Management and Disposition of REO Property.......31
Section 2.16        Permitted Withdrawals with Respect to REO Property......32
Section 2.17        Real Estate Owned Reports...............................32
Section 2.18        Liquidation Reports.....................................32
Section 2.19        Reports of Foreclosures and Abandonments of Mortgaged
                    Property................................................32
Section 2.20        Notification of Adjustments.............................32
Section 2.21        Recordation of Assignments of Mortgage..................33
Section 2.22        Additional Servicing Requirements.......................33
Section 2.23        Credit Reporting........................................33
Section 2.24        [Reserved]..............................................34
Section 2.25        Early Payment Default and Repurchase Obligations........34
Section 2.26        Tax and Flood Service Contracts.........................34

                                  ARTICLE III

                               PAYMENTS TO OWNER

Section 3.01        Remittances.............................................34
Section 3.02        Monthly Reports  to Owner...............................35
Section 3.03        Advances by Servicer....................................35
Section 3.04        Principal and Interest Advances by Servicer.............36
Section 3.05        Charge off and Advance Analysis.........................36

                                  ARTICLE IV

Section 4.01        Transfers of Mortgaged Property.........................37
Section 4.02        Satisfaction of Mortgages and Release of Mortgage
                    Files...................................................37
Section 4.03        Servicing Compensation..................................38
Section 4.04        Annual Statement as to Compliance.......................39
Section 4.05        Annual Independent Public Accountants' Servicing
                    Report..................................................39
Section 4.06        Sarbanes-Oxley Certification............................40
Section 4.07        Right to Examine Servicer Records.......................40
Section 4.08        Compliance with Gramm-Leach-Bliley Act of 1999..........41
Section 4.09        On-Line Access..........................................41
Section 4.10        Assessment of Servicing Compliance......................42
Section 4.11        Subservicing............................................42

                                   ARTICLE V

                             SERVICER TO COOPERATE

Section 5.01        Provision of Information................................42
Section 5.02        Financial Statements; Servicing Facilities..............43

                                  ARTICLE VI

                                  TERMINATION

Section 6.01        Termination.............................................43
Section 6.02        Transfer of Servicing...................................45

                                  ARTICLE VII

                               BOOKS AND RECORDS

Section 7.01        Possession of Servicing Files Prior to the related
                    Transfer Date...........................................47

                                 ARTICLE VIII

                        INDEMNIFICATION AND ASSIGNMENT

Section 8.01        Indemnification.........................................48
Section 8.02        Limitation on Liability of Servicer and Others..........49
Section 8.03        Limitation on Resignation and Assignment by Servicer....49
Section 8.04        Assignment by Owner.....................................50
Section 8.05        Merger or Consolidation of the Servicer.................50

                                  ARTICLE IX

              REPRESENTATIONS, WARRANTIES AND COVENANTS OF OWNER

Section 9.01        Organization and Good Standing; Licensing...............51
Section 9.02        Authorization; Binding Obligations......................51
Section 9.03        No Consent Required.....................................51
Section 9.04        No Violations...........................................52
Section 9.05        Litigation..............................................52

                                   ARTICLE X

                  REPRESENTATIONS AND WARRANTIES OF SERVICER

Section 10.01       Due Organization and Authority..........................52
Section 10.02       Ordinary Course of Business.............................52
Section 10.03       No Conflicts............................................53
Section 10.04       Ability to Service......................................53
Section 10.05       Ability to Perform......................................53
Section 10.06       No Litigation Pending...................................53
Section 10.07       No Consent Required.....................................53
Section 10.08       No Untrue Information...................................54

                                  ARTICLE XI

                                    DEFAULT

Section 11.01       Events of Default.......................................54
Section 11.02       Waiver of Defaults......................................55

                                  ARTICLE XII

                                    CLOSING

Section 12.01       Closing Documents.......................................56

                                 ARTICLE XIII

                           MISCELLANEOUS PROVISIONS

Section 13.01       Notices.................................................56
Section 13.02       Waivers.................................................57
Section 13.03       Entire Agreement; Amendment.............................57
Section 13.04       Execution; Binding Effect...............................57
Section 13.05       Headings................................................57
Section 13.06       Applicable Law..........................................58
Section 13.07       Relationship of Parties.................................58
Section 13.08       Severability of Provisions..............................58
Section 13.09       Recordation of Assignments of Mortgage..................58
Section 13.10       Exhibits................................................58
Section 13.11       Counterparts............................................58
Section 13.12       No Solicitation.........................................58
Section 13.13       Cooperation of Servicer with a Reconstitution...........59
Section 13.14       Trademarks..............................................62
Section 13.15       Confidentiality of Information..........................63
Section 13.16       Seller Representations and Warranties...................63
Section 13.17       Waiver of Trial by Jury.................................63
Section 13.18       LIMITATION OF DAMAGES...................................63
Section 13.19       SUBMISSION TO JURISDICTION; WAIVERS.....................63

EXHIBITS
EXHIBIT 1             FORM OF MONTHLY REPORTS
EXHIBIT 2             FORM OF CUSTODIAL ACCOUNT CERTIFICATION
EXHIBIT 3             FORM OF CUSTODIAL ACCOUNT LETTER AGREEMENT
EXHIBIT 4             FORM OF ESCROW ACCOUNT CERTIFICATION
EXHIBIT 5             FORM OF ESCROW ACCOUNT LETTER AGREEMENT
EXHIBIT 6             FORM OF ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT
EXHIBIT 7             FORM OF OFFICER'S CERTIFICATE
EXHIBIT 8             MORTGAGE LOAN DOCUMENTS
EXHIBIT 9             REPORTING REQUIREMENTS
EXHIBIT 10            FORM OF CONFIDENTIALITY AGREEMENT
EXHIBIT 11            FORM OF ANNUAL CERTIFICATION
EXHIBIT 12            FORM OF POWER OF ATTORNEY
EXHIBIT 13            HELLO AND GOODBYE LETTER FORMS
EXHIBIT 14            SUBPRIME DEFAULT AND REO SERVICING STANDARDS
EXHIBIT 15            REO SERVICING STANDARDS
EXHIBIT 16            FORM OF COMMITMENT LETTER

                           FLOW SERVICING AGREEMENT

          This Flow Servicing Agreement ("Flow Servicing Agreement" or "Agreement") is entered into as of May 1, 2005, by and between COUNTRYWIDE HOME LOANS SERVICING LP, a Texas limited partnership (the "Servicer"), and GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership (the "Owner").

          WHEREAS, the Owner has purchased and may, from time to time, purchase conventional, residential, fixed and adjustable rate, first and second lien mortgage loans (the "Mortgage Loans") from various originators to be delivered as whole loans on a servicing released basis pursuant to the related Purchase Agreement (as defined below) by and between the Owner and Seller (as defined below);

          WHEREAS, the Servicer regularly services residential mortgage loans and is or will be servicing the Mortgage Loans pursuant to one or more other servicing agreements between the Owner and Servicer; and

          WHEREAS, the Owner may from time to time desire that some or all of the Mortgage Loans be serviced pursuant to the terms of this Agreement, and the Servicer has agreed to service and administer the Mortgage Loans that become subject to this Agreement on an "at-will" basis, and the parties desire to provide the terms and conditions of such servicing by the Servicer.

          NOW, THEREFORE, in consideration of the mutual premises and agreements set forth herein and for other good and valuable consideration, the receipt and the sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: ARTICLE I

                                  DEFINITIONS

          Section 1.01 Definitions. The following terms are defined as follows:

          Accepted Servicing Practices: With respect to any Mortgage Loan or REO Property, each of (a) those mortgage servicing practices (including collection procedures) of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located and in compliance with all applicable federal, state and local laws which (i) servicing practices are in compliance with all federal, state and local laws and regulations, (ii) shall be in accordance with the Servicer's policies and procedures as amended from time to time for mortgage loans of the same type, (iii) are in accordance with the terms of the Mortgage and the Mortgage Note and (iv) at a minimum based on the requirements set forth from time to time by Fannie Mae.

          Adjustable Rate Mortgage Loan: An adjustable rate Mortgage Loan.

          Affiliate: With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          Agency Transfer: A Fannie Mae Transfer or a Freddie Mac Transfer.

          Ancillary Income: All income derived from the Mortgage Loans (other than payments or other collections in respect of principal, interest, Escrow Payments and Prepayment Penalties) including, but not limited, to all late charges, interest received on funds deposited in the Custodial Account or any Escrow Account (subject to applicable law), assumption fees, reconveyance fees, subordination fees, SpeedPay fees, Mortgage Pay on the Web, ACH fees, demand statement fees, modification fees, if any, reinstatement fees, fees received with respect to checks on bank drafts returned by the related bank for insufficient funds, assumption fees and other similar types of fees arising from or in connection with any Mortgage Loan to the extent not otherwise payable to the Mortgagor under applicable law or pursuant to the terms of the related Mortgage Note.

          Assignment, Assumption, and Recognition Agreement: The document substantially in the form of Exhibit 6, to be executed by the Owner, the Servicer, and the assignee of the Owner in connection with the transfer, conveyance, grant, sale or assignment, of a Mortgage Loan.

          Appraised Value: The value set forth in an appraisal made in connection with the origination of the related Mortgage Loan as the value of the Mortgaged Property.

          Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Owner.

          Best's: The current Best's Key Rating Guide.

          BPO: A broker price opinion.

          Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions in (a) the States of New York or New Jersey, or (b) the state(s) in which the Servicer's servicing operations are located.

          Code: Internal Revenue Code of 1986, as amended.

          Commission: The federal Securities and Exchange Commission.

          Commitment Letter: With respect to each Mortgage Loan Package, that certain letter agreement, substantially in the form of Exhibit 16 hereto, to be entered into between Owner and the Servicer setting forth certain business terms relating to the Mortgage Loans in the

Mortgage Loan Package subject to this Agreement and when such Mortgage Loans are subject to a Reconstitution Agreement for the Mortgage Loan Package.

          Condemnation Proceeds: All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

          Cut-off Date: The date set forth in the related Purchase Agreement.

          Custodial Account: The separate account or accounts created and maintained pursuant to Section 2.04.

          Custodial Agreement: The agreement governing the retention of the originals of each Mortgage Note, Mortgage, Assignment of Mortgage and other Mortgage Loan Documents.

          Custodian: The custodian of the Mortgage Loan Documents as specified under the related Custodial Agreement.

          Determination Date: The last day of the month preceding the related Remittance Date.

          Due Date: The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

          Due Period: With respect to amounts collected by the Servicer and required to be remitted to the Owner on each Remittance Date, the period commencing on the first day of the month and ending on the last day of the month preceding the month of the Remittance Date.

          Early Payment Default: With respect to the Mortgage Loan purchased under any Purchase Agreement, the failure of the related Mortgagor to make the first two Scheduled Payments due the Owner within thirty (30) days of each Due Date, or such other provision as specified by the Owner to the Servicer.

          Eligible Investments: Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than one day prior to the Remittance Date in each month (or such other date as permitted under this Agreement):

          (i) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America ("Direct Obligations");

          (ii) federal funds, demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of such investment or the contractual commitment providing for such investment the commercial paper or other short term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

          (iii) repurchase agreements collateralized by Direct Obligations or securities guaranteed by Fannie Mae or Freddie Mac with any registered broker/dealer subject to Securities Investors' Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

          (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation to exceed 20% of the aggregate principal amount of all Eligible Investments in the Custodial Accounts and the Escrow Accounts; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from either Rating Agency;

          (v) commercial paper (including both non-interest-bearing discount obligations and interest bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

          (vi) certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

          (vii) any other demand, money market, common trust fund or time deposit or obligation, or interest bearing or other security or investment rated in the highest rating category by each Rating Agency;

provided, however, that (a) any such instrument shall be acceptable to the Rating Agencies, and (b) no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

          Eligible Mortgage Loan: Either (a) a mortgage loan which meets any of the following loan characteristics: A conventional fixed rate mortgage loan or adjustable rate mortgage loan that is either a 1st lien or closed-end 2nd lien prime, Alt-A or subprime single family residential mortgage loan which mortgaged property is located in the United States or (b) such other mortgage loan products as are mutually agreed upon by the Servicer and the Owner in writing.

          Errors and Omissions Insurance Policy: An errors and omissions insurance policy to be maintained by the Servicer pursuant to Section 2.12.

          Escrow Account: The separate account or accounts created and maintained pursuant to Section 2.06.

          Escrow Payment: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other document.

          Event of Default: Any one of the conditions or circumstances enumerated in Section 11.01.

          Fannie Mae: Federal National Mortgage Association, or any successor thereto.

          Fannie Mae Guides: The Fannie Mae Sellers' Guide and the Fannie Mae Servicers' Guide and all amendments or additions thereto.

          FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

          Fidelity Bond: A fidelity bond to be maintained by the Servicer pursuant to Section 2.12.

          Fitch: Fitch, Inc., or its successor in interest.

          Fixed Rate Mortgage Loan: A fixed rate mortgage loan purchased pursuant to this Agreement.

          Flood Zone Service Contract: A transferable contract maintained for a Mortgaged Property with a nationally recognized flood zone service provider for the purpose of obtaining the current flood zone status relating to such Mortgaged Property.

          Foreclosure Commencement: The delivery of the applicable file to the Servicer's foreclosure counsel for initiation of foreclosure proceedings.

          Freddie Mac: Federal Home Loan Mortgage Corporation, or any successor thereto.

          Freddie Mac Transfer: Shall have the meaning set forth in Section
13.13.

          Gross Margin: With respect to each Adjustable Rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note which amount is added to the Index in accordance with the terms of the related Mortgage Note to determine on each Interest Rate Adjustment Date the Mortgage Interest Rate for such Mortgage Loan.

          High Cost Loan: A Mortgage Loan (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, or (b) classified as a "high cost," "threshold," "covered," "predatory" or similar loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees).

          HOEPA: The federal Home Ownership and Equity Protection Act of 1994, as amended.

          HOEPA Loan: A Mortgage Loan which (a) the Owner has identified to the Servicer in the Mortgage Loan Schedule as being subject to HOEPA, or (b) which the Servicer discovers is subject to HOEPA.

          Index: With respect to each Adjustable Rate Mortgage Loan, the index set forth in the related Mortgage Note.

          Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

          Interest Rate Adjustment Date: With respect to each Adjustable Rate Mortgage Loan, the date, specified in the related Mortgage Note and the Mortgage Loan Schedule, on which the Mortgage Interest Rate is adjusted.

          Lifetime Rate Cap: The provision of each Mortgage Note related to an Adjustable Rate Mortgage Loan which provides for an absolute maximum Mortgage Interest Rate thereunder. The Mortgage Interest Rate during the terms of each Adjustable Rate Mortgage Loan shall not at any time exceed the Mortgage Interest Rate at the time of origination of such Adjustable Rate Mortgage Loan by more than the amount per annum set forth on the Mortgage Loan Schedule.

          Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

          Loan-to-Value Ratio or LTV: With respect to any Mortgage Loan, the ratio (expressed as a percentage) of the outstanding principal amount of the Mortgage Loan, to the lesser of (a) the appraised value of the Mortgaged Property at origination or
(b) if the Mortgage Loan was made to finance the acquisition of the related Mortgaged Property, the purchase price of the Mortgaged Property.

          MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

          MERS Mortgage Loan: Any Mortgage Loan as to which the related mortgage or assignment of Mortgage has been recorded in the name of MERS, as agent for the holder from time to time of the Mortgage Note and which is identified as a MERS Mortgage Loan on the related Mortgage Loan Schedule.

          MERS(R) System: The system of recording transfers of Mortgages electronically maintained by MERS.

          MIN: The Mortgage Identification Number of Mortgage Loans registered with MERS on the MERS(R) System.

          MOM Loan: Any Mortgage Loan where MERS acts as the mortgagee of record of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

          Monthly Advance: Any advance made by the Servicer pursuant to
Section 3.04.

          Monthly Payment: The scheduled monthly payment of principal and interest on a Mortgage Loan.

          Moody's: Moody's Investors Service, Inc., and any successor thereto.

          Mortgage: The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first or second lien, as applicable, on an unsubordinated estate in fee simple in real property securing the Mortgage Note; except that with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely-accepted practice, the mortgage, deed of trust or other instrument securing the Mortgage Note may secure and create a first or second lien, as applicable, upon a leasehold estate of the Mortgagor.

          Mortgage File: The items pertaining to a particular Mortgage Loan referred to as the Mortgage File in Exhibit 8 annexed hereto, and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

          Mortgage Impairment Insurance Policy: A mortgage impairment or blanket hazard insurance policy as described in Section 2.11.

          Mortgage Interest Rate: The annual rate of interest borne on a Mortgage Note with respect to each Mortgage Loan.

          Mortgage Loan: An individual mortgage loan to be serviced pursuant to this Agreement, as identified on the Mortgage Loan Schedule, which mortgage loan shall be an Eligible Mortgage Loan and includes without limitation the Mortgage File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, Servicing Rights and all other rights, benefits, proceeds and obligations arising from or in connection with such mortgage loan, excluding replaced or repurchased mortgage loans.

          Mortgage Loan Documents: The documents listed on Exhibit 8 attached hereto pertaining to any Mortgage Loan.

          Mortgage Loan Package: A pool of Mortgage Loans to be serviced by the Servicer hereunder and subject to the applicable Commitment Letter.

          Mortgage Loan Remittance Rate: With respect to each Mortgage Loan, the annual rate of interest remitted to the Owner, which shall be equal to the Mortgage Interest Rate minus the Servicing Fee.

          Mortgage Loan Schedule: The schedule of Mortgage Loans with respect to a Mortgage Loan Package, in a form mutually agreed upon by the Owner and the Servicer, to be delivered by the Owner to the Servicer, which schedule shall include, but not be limited to, the following information with respect to each Mortgage Loan: (1) the [name of the Seller and the] Seller's Mortgage Loan identifying number; (2) the Mortgagor's name; (3) the street address of the Mortgaged Property including the city, state and zip code; (4) a code indicating whether the Mortgaged Property is owner-occupied, a second home or investment property; (5) the number and type of residential units constituting the Mortgaged Property (i.e. a single family residence, a 2-4 family residence, a unit in a condominium project or a unit in a planned unit development, manufactured housing); (6) the original months to maturity or the remaining months to maturity from the related Cut-off Date, in any case based on the original amortization schedule and, if different, the maturity expressed in the same manner but based on the actual amortization schedule;
(7) the Loan-to-Value Ratio at origination; (8) with respect to First Lien Loans, the LTV and with respect to Second Lien Loans, the CLTV; (9) the Mortgage Interest Rate as of the related Cut-off Date; (10) the date on which the Monthly Payment was due on the Mortgage Loan and, if such date is not consistent with the Due Date currently in effect, such Due Date; (11) the stated maturity date; (12) the amount of the Monthly Payment as of the related Cut-off Date; (13) the last payment date on which a Monthly Payment was actually applied to pay interest and the outstanding principal balance; (14) the original principal amount of the Mortgage Loan; (15) the principal balance of the Mortgage Loan as of the close of business on the related Cut-off Date, after deduction of payments of principal due and collected on or before the related Cut-off Date; (16) with respect to Adjustable Rate Mortgage Loans, the Interest Rate Adjustment Date; (17) with respect to Adjustable Rate Mortgage Loans, the Gross Margin; (18) with respect to Adjustable Rate Mortgage Loans, the Lifetime Rate Cap under the terms of the Mortgage Note; (19) with respect to Adjustable Rate Mortgage Loans, a code indicating the type of Index; (20) with respect to Adjustable Rate Mortgage Loans, the Periodic Rate Cap under the terms of the Mortgage Note; (21) with respect to Adjustable Rate Mortgage Loans, the Periodic Rate Floor under the terms of the Mortgage Note; (22) the type of Mortgage Loan (i.e., Fixed Rate, Adjustable Rate, First Lien, Second
Lien); (23) a code indicating the purpose of the loan (i.e., purchase, rate and term refinance, equity take-out refinance); (24) a code indicating the documentation style (i.e. full, alternative or reduced); (25) the loan credit classification (as described in the Underwriting Guidelines); (26) whether such Mortgage Loan provides for a Prepayment Penalty; (27) the Prepayment Penalty period of such Mortgage Loan, if applicable; (28) a description of the Prepayment Penalty, if applicable; (29) the Mortgage Interest Rate as of origination; (30) the credit risk score (FICO score) at origination; (31) the date of origination; (32) the Mortgage Interest Rate adjustment period; (33) the Mortgage Interest Rate adjustment percentage; (34) the Mortgage Interest Rate floor; (35) the Mortgage Interest Rate calculation method (i.e., 30/360, simple interest, other); (36) a code indicating whether the Mortgage Loan is a
Section 32 Mortgage Loan; (37) a code indicating whether the Mortgage Loan is assumable; (38) a code indicating whether the Mortgage Loan has been modified;
(39) the one year payment history; (40) the Due Date for the first Monthly Payment; (41) the original Monthly Payment due; (42) with respect to the related Mortgagor, the debt-to-income ratio; (43) the Appraised Value of the Mortgaged Property; (44) the sales price of the Mortgaged Property if the Mortgage Loan was originated in connection with the purchase of the Mortgaged Property; (45) the MERS identification number, (46) if the Mortgage Loan has borrower paid, lender paid or deep primary mortgage insurance coverage and, if so, (i) the insurer's name, (ii) the policy or certification number, (iii) the premium rate and (iv) the coverage percentage, (47) with respect to Second Lien Loans, the outstanding principal balance of the superior lien, (48) a code indicating whether the Mortgage Loan is a HOEPA Loan, (49) a code indicating whether the Mortgage Loan is a High Cost Loan, (50) a code indicating whether the Mortgage Loan is a subject to a buydown and (51) flood zone and flood insurance coverage information with respect to each Mortgage Loan (to the extent known by the Owner). With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the related Cut-off Date: (1) the number of Mortgage Loans;
(2) the current aggregate outstanding principal balance of the Mortgage Loans;
(3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans.

          Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

          Mortgaged Property: The real property (or leasehold estate, if applicable) securing repayment of the debt evidenced by a Mortgage Note.

          Mortgagor: The obligor on a Mortgage Note.

          Nonrecoverability Analysis: As defined in Section 3.05.

          Nonrecoverable Advance: Any Servicing Advance or Monthly Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property which, in the good faith judgment of the Servicer, will not or, in the case of a proposed advance, would not, be ultimately recoverable from related Insurance Proceeds, Liquidation Proceeds or otherwise from such Mortgage Loan or REO Property. The determination by the Servicer that it has made a Nonrecoverable Advance or that any proposed Servicing Advance or Monthly Advance, if made, would constitute a Nonrecoverable Advance shall be evidenced by an Officer's Certificate delivered to the Owner.

          Officer's Certificate: A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or a President or Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Servicer, and delivered to the Owner.

          Opinion of Counsel: A written opinion of counsel, who may be counsel for the Servicer, reasonably acceptable to the Owner, provided that any Opinion of Counsel relating to (a) the qualification of any account required to be maintained pursuant to this Agreement as an Eligible Account, (b) qualification of the Mortgage Loans in a REMIC or (c) compliance with the REMIC Provisions, must be (unless otherwise stated in such Opinion of Counsel) an opinion of counsel who (i) is in fact independent of the related Servicer and any master servicer of the related Mortgage Loans, (ii) does not have any material direct or indirect financial interest in the related Servicer or any master servicer of the related Mortgage Loans or in an Affiliate of either and
(iii) is not connected with the related Servicer or any master servicer of the Mortgage Loans as an officer, employee, director or person performing similar functions.

          Originator: With respect to a Mortgage Loan, the originator of the related Mortgage Loan.

          Other Fees: With respect to each Mortgage Loan, those fees set forth in Commitment Letter for the specific services described therein.

          Periodic Rate Cap: With respect to each Adjustable Rate Mortgage Loan, the provision of each Mortgage Note which provides for an absolute maximum amount by which the Mortgage Interest Rate therein may increase on an Interest Rate Adjustment Date above the Mortgage Interest Rate previously in effect.

          Periodic Rate Floor: With respect to each Adjustable Rate Mortgage Loan, the provision of each Mortgage Note which provides for an absolute maximum amount by which the Mortgage Interest Rate therein may decrease on an Interest Rate Adjustment Date below the Mortgage Interest Rate previously in effect.

          Person: Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

          Prepayment Interest Shortfall Amount: With respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part during the Principal Prepayment Period, the amount, if any, by which one month's interest at the related Mortgage Loan Remittance Rate on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

          Prepayment Penalty: Any prepayment premium, penalty or charge collected by the Servicer with respect to a Mortgage Loan from a Mortgagor in connection with any Principal Prepayment pursuant to the terms of such Mortgage Loan.

          Prime Rate: The prime rate announced to be in effect from time to time, as published as the average rate in The Wall Street Journal (Northeast edition).

          Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any Prepayment Penalty and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

          Principal Prepayment Period: The month preceding the month in which the related Remittance Date occurs.

          Purchase Agreement: The agreement pursuant to which the Owner purchased the related Mortgage Loans from the related Seller.

          Qualified Depository: A depository the accounts of which are insured by the FDIC or is otherwise acceptable to the Rating Agencies.

          Rating Agency: Any of Fitch, Moody's or Standard & Poor's, or their respective successors designated by the Owner.

          Reconstitution: Either a Whole Loan Transfer or a Securitization Transfer.

          Reconstitution Agreements: As defined in Section 13.13 hereof.

          Reconstitution Date: As defined in Section 13.13 hereof.

          Regulation AB: Regulation AB under the Securities Act and the Securities Exchange Act, as such regulation may be amended from time to time.

          REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

          REMIC Provisions: Provisions of the federal income tax law relating to a REMIC, which appear at Section 860A through 860G of Subchapter M of Chapter 1, Subtitle A of the Code, and related provisions and regulations, rulings or pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

          Remittance Date: With respect to each Mortgage Loan, the 18th day of any month, or if such 18th day is not a Business Day, the following Business Day.

          REO Management Fee: With respect to each REO Property being managed by the Servicer, that fee set forth in the applicable Commitment Letter.

          REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Owner through foreclosure or by deed in lieu of foreclosure, as described in Section 2.15.

          Repurchase Price: With respect to any Mortgage Loan, a price equal to (i) the outstanding principal balance of the Mortgage Loan as of the date of repurchase plus (ii) interest on such outstanding principal balance at the Mortgage Interest Rate from the date on which interest has last been paid and distributed to the Owner to the date of repurchase, less (y) amounts received in respect of such repurchased Mortgage Loan which are being held in the

Custodial Account for distribution in connection with such Mortgage Loan plus
(z) any costs and damages incurred by the related trust with respect to any securitization of the Mortgage Loan in connection with any violation by such Mortgage Loan of any predatory- or abusive-lending law.

          RESPA: Real Estate Settlement Procedures Act, as amended from time to time.

          Securities Act: The federal Securities Act of 1933, as amended.

          Securities Exchange Act: The federal Securities Exchange Act of 1934, as amended.

          Securitization Transfer: The sale or transfer of some or all of the Mortgage Loans to a trust or other entity as part of a publicly offered or privately placed, rated or unrated mortgage pass-through or other mortgage-backed securities transaction.

          Seller: With respect to each Mortgage Loan, the Seller set forth in the related Purchase Agreement.

          Servicer: Countrywide Home Loans Servicing LP or any entity which services the Mortgage Loans pursuant to this Agreement or its successor in interest or any successor or assign to or designee of Servicer under this Agreement as herein provided. Unless the context requires otherwise, all references to "Servicer" in this Agreement shall be deemed to include such Servicer's successors in interest, assignees or designees.

          Servicer Employees: As defined in Section 2.12.

          Servicer Information: As defined in Section 13.13.

          Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable attorneys' fees and disbursements) incurred (regardless if any such advance is not, in the reasonable determination of the Servicer, a Nonrecoverable Servicing Advance when made but, thereafter, becomes a Nonrecoverable Servicing Advance) in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property or REO Property, (b) any fees relating to any enforcement or judicial proceedings, excluding foreclosures, (c) any appraisals, valuations, broker price opinions, inspections, or environmental assessments, (d) foreclosure actions per FNMA attorney fees and costs guidelines, (e) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage, (f) taxes, assessments, water rates, sewer rents and other charges which are or may become a lien upon the Mortgaged Property, and (g) executing and recording instruments of satisfaction, deeds of reconveyance.

          Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, which as of the date hereof consists of the following:

          (A)  General servicing considerations.

               (1) Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.

               (2) If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.

               (3) Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loan are maintained.

               (4) A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

          (B)  Cash collection and administration.

               (1) Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days of receipt.

               (2) Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.

               (3) Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

               (4) The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

               (5) Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

               (6) Unissued checks are safeguarded so as to prevent unauthorized access.

               (7) Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

          (C)  Investor remittances and reporting.

               (1) Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.

               (2) Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.

               (3) Disbursements made to an investor are posted within two business days to the Servicer's investor records.

               (4) Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

          (D)  Mortgage loan administration.

               (1) Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.

               (2) Mortgage Loans and related documents are safeguarded as required by the transaction agreements.

               (3) Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.

               (4) Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer's obligor records maintained no more than two business days after receipt and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.

               (5) The Servicer's records regarding the mortgage loans agree with the Servicer's records with respect to an obligor's unpaid principal balance.

               (6) Changes with respect to the terms or status of an obligor's mortgage loan (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related mortgage loan documents.

               (7) Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

               (8) Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

               (9) Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.

               (10) Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loan, or such other number of days specified in the transaction agreements.

               (11) Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

               (12) Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not

               (13) charged to the obligor, unless the late payment was due to the obligor's error or omission.

               (14) Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer.

               (15) Delinquencies, charge-offs and uncollectable accounts are recognized and recorded in accordance with the transaction agreements.

               (16) Any external enhancement or other support, identified in
                    Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

          Servicing Fee: With respect to each Mortgage Loan and any Remittance Date, an amount equal to the product of (i) one-twelfth of the Servicing Fee Rate, and (ii) the Stated Principal Balance of such Mortgage Loan as of the first day of the calendar month preceding the month in which such Distribution Date occurs. Such fee shall be payable monthly and shall be pro rated for any portion of a month during which the Mortgage Loan is serviced by the Servicer under this Agreement. With respect to each Mortgage Loan, the Servicer shall be entitled to receive accrued and unpaid Servicing Fees upon disposition of any related REO Property or the date on which the Mortgage Loan is no longer serviced by Servicer. The Servicer shall be entitled to the Servicing Fee applicable to foreclosures through and including the month following the filing of the claim.

          Servicing Fee Rate: With respect to each Mortgage Loan, the servicing fee rate set forth in the applicable Commitment Letter.

          Servicing File: With respect to each Mortgage Loan, the file retained by the Servicer consisting of originals, if provided, or copies of all documents in the Mortgage File which are not delivered to the Owner, its designee or the Custodian and copies of the Mortgage Loan Documents.

          Servicing Officer: Any officer of the Servicer involved in or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Servicer to the Owner upon request, as such list may from time to time be amended.

          Servicing Rights: Any and all of the following: (a) any and all rights to service the Mortgage Loans; (b) any payments to or monies received by the Servicer for servicing the Mortgage Loans; (c) any Ancillary Income with respect to the Mortgage Loans; (d) all agreements or documents creating, defining or evidencing any such servicing rights to the extent they relate to such servicing rights and all rights of the Servicer thereunder; (e) any and all rights to and in the Escrow Payments or other similar payments with respect to the Mortgage Loans and any amounts actually collected by the Servicer with respect thereto; (f) all accounts and other rights to payment related to any of the property described in this paragraph; and (g) any and all documents, files, records, servicing files, servicing documents, servicing records, data tapes, computer records, or other information pertaining to the Mortgage Loans or pertaining to the past, present or prospective servicing of the Mortgage Loans.

          Special Deposit Account: An account which the Owner and Servicer agree shall be a special deposit account for the benefit of the related Owner under applicable law.

          Standard & Poor's: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies Inc., and any successor thereto.

          Stated Principal Balance: As to each Mortgage Loan, (i) the principal balance of the Mortgage Loan at the related Cut-off Date after giving effect to payments of principal due on or before such date, whether or not received, minus (ii) all amounts previously distributed to the Owner with respect to the related Mortgage Loan representing payments or recoveries of principal or advances in lieu thereof.

          Tax Service Contract: A life-of-loan tax service contract maintained for the Mortgaged Property with a tax service provider for the purpose of obtaining current information from local taxing authorities relating to such Mortgaged Property.

          Transfer Date: With respect to a Mortgage Loan, the date on which the physical servicing of the Mortgage Loans is transferred from the Servicer pursuant to this Agreement to a successor servicer.

          Underwriting Guidelines: The underwriting guidelines of the Originator, as identified or specified in the related Purchase Agreement.

          Whole Loan Transfer: The sale or transfer by Owner of some or all of the Mortgage Loans in a whole loan or participation format (including, without limitation, a Fannie Mae Transfer or Freddie Mac Transfer).

                                  ARTICLE II

                                   SERVICING

          Section 2.01 Servicer to Act as Servicer.

          With respect to the Mortgage Loans in each Mortgage Loan Package, from and after the date set forth in the applicable Commitment Letter, the Servicer, as an independent contractor, shall service and administer the Mortgage Loans, pursuant to the terms of this Agreement, under the Servicer's name on a scheduled/scheduled basis, and shall have full power and authority to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable, consistent with the terms of this Agreement and with Accepted Servicing Practices. The Servicer shall acknowledge by email to the Owner its receipt of each Mortgage Loan Schedule and the Servicer's assumption of the servicing responsibilities with respect to the related Mortgage Loan Package; provided, that each Mortgaged Loan Package will become subject to this Agreement only upon the execution and delivery of the Commitment Letter by both the Owner and the Servicer.

          The Servicer shall provide the Owner with a description of its modification plan types. The Servicer shall not enter into any modification plan which is not a modification plan type approved by the Owner.

          Unless provided herein, Owner shall delegate authority to the Servicer to carry out its servicing and administration duties without obtaining Owner's prior written approval. Notwithstanding anything in this Agreement to the contrary, the Servicer shall not (i) permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, reduce or increase the principal balance (except for reductions resulting from actual payments of principal) or change the final maturity date on such Mortgage Loan (except for (A) a reduction of interest payments resulting from the application of the Servicemembers' Civil Relief Act or any similar state laws, or (B) as provided in the following paragraph, the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable) or (ii) except as provided in the following paragraph, waive any Prepayment Penalty.

          Consistent with the terms of this Agreement and Accepted Servicing Practices, the Servicer may (i) waive any late payment charge or, if applicable, any penalty interest, or (ii) extend the due dates for the Monthly Payments due on a Mortgage Note for a period of not greater than 180 days; provided, that any extension pursuant to clause (ii) above shall not affect the amortization schedule of any Mortgage Loan for purposes of any computation hereunder, except as provided below. In the event of any such arrangement pursuant to clause (ii) above, the Servicer shall make timely advances on such Mortgage Loan during such extension pursuant to Section 3.04 and in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements, provided that the Servicer shall not be required to make any such advances that are Nonrecoverable Advances. Notwithstanding the foregoing, in the event that any Mortgage Loan is in default or, in the judgment of the Servicer, such default is reasonably foreseeable, the Servicer, consistent with the standards set forth in this Agreement and Accepted Servicing Practices, may also waive, modify or vary any term of such Mortgage Loan (including modifications that would change the Mortgage Rate, forgive the payment of principal or interest, extend the final maturity date of such Mortgage Loan or waive, in whole or in part, a Prepayment Penalty), accept payment from the related Mortgagor of an amount less than the Stated Principal Balance in final satisfaction of such Mortgage Loan, or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any Mortgagor (any and all such waivers, modifications, variances, forgiveness of principal or interest, postponements, or indulgences collectively referred to herein as "forbearance"); provided, however, that the terms of any Mortgage Loan may only be waived, modified, varied or forgiven once without the consent of the Owner while the Mortgage Loan remains outstanding. The Servicer's analysis supporting any forbearance and the conclusion that any forbearance meets the standards of this section shall be reflected in writing in the Servicing File. The Servicer is hereby authorized and empowered to execute and deliver on behalf of itself and the Owner, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. If reasonably required by the Servicer, the Owner shall furnish the Servicer with a fully executed Power of Attorney and other documents necessary or appropriate to enable Servicer to carry out its servicing and administrative duties under this Agreement. Servicer may request the consent of Owner in writing by certified mail, overnight courier or such other means as may be agreed to by the parties to a course of action that Servicer proposes to take under this Agreement. Unless Owner shall give written notice to Servicer that it objects to any recommended course of action within ten (10) Business Days immediately following the day on which Owner received Servicer's written consent request (together with its recommended course of action and relevant supporting documentation), Owner shall be deemed to have consented to such recommended course of action, and Servicer may take the action recommended to Owner, unless Servicer determines, in its reasonable discretion, that such action is no longer prudent or applicable and the Servicer notifies the Owner of such decision not to act. In the event that Owner shall object to Servicer's recommended course of action, Servicer shall take such action as is required by Owner, and Servicer shall have no liability therefor if it is not negligent in performing such action. Further, to the extent Servicer has provided Owner with reasonably timely notice, Owner shall indemnify and hold harmless Servicer from and against any penalty, fine or damages that may result from Owner's decision to wait for any period of time up to ten (10) Business Days before providing Servicer with direction as to the course of action to be taken as permitted in the second immediately preceding sentence. In addition, notwithstanding the foregoing, the Servicer may also waive, in whole or in part, a Prepayment Penalty if such Prepayment Penalty is (i) not permitted to be collected by applicable law, or (ii) the enforceability thereof is limited (1) by bankruptcy, insolvency, moratorium, receivership or other similar laws relating to creditor's rights or (2) due to acceleration in connection with a foreclosure or other involuntary payment. If a Prepayment Penalty is waived other than as permitted above, then the Servicer is required to deposit the amount of such waived Prepayment Penalty into the Custodial Account together with and at the time that the amount prepaid on the related Mortgage Loan is required to be deposited into the Custodial Account; provided, however, that the Servicer shall not have an obligation to pay the amount of any uncollected Prepayment Penalty if the failure to collect such amount is the direct result of inaccurate or incomplete information on the Mortgage Loan Schedule in effect at such time. In servicing and administering the Mortgage Loans, the Servicer shall employ procedures (including collection procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, where such procedures do not conflict with the requirements of this Agreement, and the Owner's reliance on the Servicer. In addition, the Servicer shall retain adequate personnel to effect such servicing and administration of the Mortgage Loans.

          The Owner may sell and transfer, in whole or in part, some or all of the Mortgage Loans at any time and from time to time (including, without limitation, in connection with a Securitization Transfer). Upon any such sale, the Servicer shall execute and deliver an Assignment, Assumption and Recognition Agreement; provided, that the Servicer shall not be obligated to recognize the transferee of such Mortgage Loans as the assignee of the rights of the Owner hereunder with respect to such Mortgage Loans unless such transferee executes and delivers such Assignment, Assumption and Recognition Agreement. Upon such execution, the Servicer shall mark its books and records to reflect the ownership of the Mortgage Loans by such transferee. Upon such assignment of rights and assumption of obligations, the assignee or designee shall accede to the rights and obligations hereunder of the Owner with respect to the transferred Mortgage Loans, except as otherwise set forth in the Assignment, Assumption and Recognition Agreement, and the Owner shall be released from its obligations hereunder accruing on and after the date of such transfer, but shall remain liable for any obligations hereunder accruing prior to the date of such transfer. Notwithstanding the foregoing, there shall not be more than three Owners of the Mortgage Loans with respect to any particular Mortgage Loan Package inclusive of the Mortgage Loans included in a Securitization Transfer.

          The Servicer shall notify MERS of the ownership interest of Owner in each MOM Loan through the MORNET system or MIDANET system, as applicable, or any other comparable system acceptable to MERS. At any time during the term of this Agreement, Owner may direct Servicer to cause any MOM Loan to be deactivated from the MERS System.

          The Servicing File maintained by the Servicer pursuant to this Agreement shall be appropriately marked and identified in the Servicer's computer system to clearly reflect the ownership of the related Mortgage Loan by the Owner. The Servicer shall release from its custody the contents of any Servicing File maintained by it only in accordance with this Agreement.

          The Servicer shall be responsible for the actions of any vendors which the Servicer utilizes to carry out its obligations hereunder and any fees paid to such vendors shall be paid by the Servicer from its own funds.

          Section 2.02 Liquidation of Mortgage Loans.

          In the event that any payment due under any Mortgage Loan and not postponed pursuant to Section 2.01 is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as the Servicer shall determine reasonably to be in the best interest of the Owner in accordance with Accepted Servicing Practices. In the event that any payment due under any Mortgage Loan is not postponed pursuant to Section 2.01 and remains delinquent for a period of 90 days or any other default continues for a period of 90 days beyond the expiration of any grace or cure period (or such other period as is required by law in the jurisdiction where the related Mortgaged Property is located) or earlier as determined by the Servicer, the Servicer shall cause a Foreclosure Commencement in accordance with Accepted Servicing Practices. In such connection, the Servicer shall from its own funds make all necessary and proper Servicing Advances, provided, however, that the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration or preservation of any Mortgaged Property, unless it shall determine (a) that such preservation, restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Owner after reimbursement to itself for such expenses and (b) that such expenses will be recoverable by it either through Liquidation

Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 2.05) or through Insurance Proceeds (respecting which it shall have similar priority). Notwithstanding anything herein to the contrary, no Servicing Advance shall be required to be made hereunder if such Servicing Advance would, if made, constitute a Nonrecoverable Advance. The determination by the Servicer that it has made a Nonrecoverable Advance or that any proposed Servicing Advance would constitute a Nonrecoverable Advance shall be evidenced by an Officers' Certificate of the Servicer, delivered to the Owner which details the reasons for such determination.

          The Servicer acknowledges and agrees that it shall take and initiate any legal actions with respect to any Mortgage Loans and REO Properties, including, without limitation, any foreclosure actions, acceptance of deeds-in-lieu of foreclosure, and any collection actions with respect to any Mortgage Loans or REO Properties on behalf of the Owner, but only in the name of the Servicer or its nominee and without reference to the Owner. Except as otherwise required by law or with the consent of the Owner, under no circumstances shall any such action be taken in the name of, or with any reference to, the Owner. The Servicer shall provide prior written notice to the Owner if the Servicer is required by applicable law to take any legal actions with respect to the Mortgage Loan or REO Properties in the name of, or with reference to, the Owner.

          Notwithstanding the foregoing, all actions must be approved by the Owner relating to any Mortgaged Property that is determined to be contaminated by hazardous or toxic substances or wastes.

          With respect to any HOEPA Loan which is in default, but prior to the commencement of any loss mitigation procedures or foreclosure proceedings if a Loan is known to be a HOEPA Loan at time of commencement of such proceedings, the Servicer shall (A) review the related Mortgage File to determine whether or not the Mortgage File contains the disclosure documents required by HOEPA, whether or not such documents were executed by the related Mortgagor(s), and whether or not such documents were executed three or more days in advance of closing and (B) inform the Owner if such timely and executed disclosure documents are not in the Mortgage File.

          Further, prior to the commencement of any loss mitigation procedures with respect to a HOEPA Loan, the Servicer shall notify those servicing personnel involved in loss mitigation related to the Mortgage Loan as to whether or not any such disclosure documentation is defective or missing.

          In addition, once the Servicer determines to commence a foreclosure proceeding with respect to a HOEPA Loan, but prior to such commencement, the Servicer and its outside counsel shall review the Mortgage File to determine whether or not the requirements of HOEPA shall have been satisfied in connection with the origination, underwriting, servicing and sale of such HOEPA Loan, including whether or not required and accurate disclosures were made to and acknowledged by the related Mortgagor(s). Finally, the Servicer shall notify the Owner within 3 Business Days of receipt of notice by the Servicer's proper servicing department if at any time the Mortgagor asserts a claim or defense based on HOEPA, whether in a written notice, as a defense to a foreclosure proceeding, or otherwise.

          Notwithstanding anything to the contrary contained herein, in connection with a foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Owner otherwise requests an environmental inspection or review of such Mortgaged Property to be conducted by a qualified inspector the Servicer shall cause the Mortgaged Property to be so inspected. Upon completion of the inspection, the Servicer shall promptly provide the Owner with a written report of the environmental inspection.

          After reviewing the environmental inspection report, the Owner shall determine how the Servicer shall proceed with respect to the Mortgaged Property. In the event (a) the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes and (b) the Owner directs the Servicer to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, from the related Liquidation Proceeds, or if the Liquidation Proceeds are insufficient to fully reimburse the Servicer, the Servicer shall be entitled to be reimbursed from amounts in the Custodial Account pursuant to
Section 2.05 hereof. In the event the Owner directs the Servicer not to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all Servicing Advances made with respect to the related Mortgaged Property from the Custodial Account pursuant to Section
2.05 hereof.

          Section 2.03 Collection of Mortgage Loan Payments.

          The Servicer shall proceed diligently to collect all payments due under each of the related Mortgage Loans when the same shall become due and payable and shall take special care in ascertaining and estimating Escrow Payments, to the extent applicable, and all other charges that will become due and payable with respect to the Mortgage Loans and each related Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable. Notwithstanding anything herein to the contrary, Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note, PMI Policy or otherwise or against any public or governmental authority with respect to a taking or condemnation) if in its reasonable judgment it believes that it will be unable to enforce the provision of the Mortgage or other instrument pursuant to which payment is required.

          Section 2.04 Establishment of and Deposits to Custodial Account.

          The Servicer shall segregate and hold all funds collected and received pursuant to the Mortgage Loans separate and apart from any of its own funds and general assets and shall establish one or more Custodial Accounts, in the form of time deposit or demand accounts, titled "Countywide Home Loans Servicing LP, in trust for [Name of Owner]". The Custodial Account shall be established with a Qualified Depository acceptable to the Owner as a Special Deposit Account. Any funds deposited in the Custodial Account shall at all times be fully insured to the full extent permitted by the FDIC and as otherwise acceptable to the Rating Agencies and any amounts therein may be invested in Eligible Investments. The creation of any Custodial Account shall be evidenced by a certification in the form of Exhibit 2 hereto, in the case of an account established with the Servicer, or by a letter agreement in the form of Exhibit 3 hereto, in the case of an account held by a depository other than the Servicer. A copy of such certification or letter agreement shall be furnished to the Owner and, upon request, to any subsequent Owner.

          The Servicer shall deposit in the Custodial Account on or prior to the second Business Day following receipt thereof, and retain therein, the following collections received by the Servicer and payments made by the Servicer pursuant to this Agreement:

          (i) all payments on account of principal on the Mortgage Loans, including all Principal Prepayments;

          (ii) all payments on account of interest on the Mortgage adjusted to the Mortgage Loan Remittance Rate;

          (iii) all Liquidation Proceeds and any amount received with respect to REO Property;

          (iv) all Insurance Proceeds including amounts required to be deposited pursuant to Section 2.10 (other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 2.14), and Section 2.11;

          (v) all Condemnation Proceeds which are not applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 2.14;

          (vi) any amount required to be deposited in the Custodial Account pursuant to Section 2.15, 3.01, or 4.02;

          (vii) any amounts payable in connection with the repurchase of any Mortgage Loan pursuant to the related Purchase Agreement;

          (viii) with respect to each Principal Prepayment in full or in part, the Prepayment Interest Shortfall Amount, if any, for the month of distribution. Such deposit shall be made from the Servicer's own funds, without any right of reimbursement therefor up to a maximum amount per month of one-half of the Servicing Fee actually received for such month for the Mortgage Loans;

          (ix) any Prepayment Penalties received with respect to any Mortgage Loan; and

          (x) any amounts required to be deposited by the Servicer pursuant to
     Section 2.11 in connection with the deductible clause in any blanket hazard insurance policy.

          The foregoing requirements for deposit into the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, unless otherwise provided herein, payments in the nature of Ancillary Income need not be deposited by the Servicer into the Custodial Account. Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Servicer and the Servicer may retain any such interest.

          With respect to any Mortgage Loan subject to a Securitization Transfer, the Servicer shall establish a separate custodial account for the related securitization and deposit all amounts that have been or are subsequently received with respect to such Mortgage Loan into the custodial account created for the securitization on the date of the Securitization Transfer, or as soon as possible thereafter (but not to exceed 48 hours after such date).

          Section 2.05 Permitted Withdrawals From Custodial Account.

          Subject to Section 3.01, the Servicer shall be entitled to withdraw funds from the Custodial Account for the following purposes:

          (i) to make payments to the Owner in the amounts and in the manner provided Section 3.01;

          (ii) to reimburse itself for Monthly Advances of the Servicer's funds made pursuant to Section 3.04, the Servicer's right to reimburse itself pursuant to this subclause (ii) being limited to amounts received on the related Mortgage Loan (including without limitation, late recoveries of payments from the Mortgagor, Liquidation Proceeds and Insurance Proceeds with respect to such Mortgage Loan to the extent collected) which represent late payments of principal and/or interest respecting which any such advance was made; it being understood that, in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of the Owner;

          (iii) to pay itself the Servicing Fee from Liquidation Proceeds, Insurance Proceeds or other amounts received with respect to the related Mortgage Loan (to the extent the Servicer has not retained the Servicing
     Fee);

          (iv) to reimburse itself for unreimbursed Servicing Advances (except to the extent reimbursed pursuant to Section 2.07), any accrued but unpaid Servicing Fees, Other Fees and for unreimbursed advances of Servicer funds made pursuant to Section 2.15, the Servicer's right to reimburse itself pursuant to this subclause (iv) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of the Owner;

          (v) following the liquidation of a Mortgage Loan, to reimburse itself for (a) any unpaid Servicing Fees to the extent not recoverable from Liquidation Proceeds, Insurance Proceeds or other amounts received with respect to the related Mortgage Loan under Section 2.05(iii) and (b) any unreimbursed Nonrecoverable Advances made by the Servicer in accordance with this Agreement;

          (vi) to invest funds in Eligible Investments in accordance with
     Section 2.09;

          (vii) to withdraw funds deposited in the Custodial Account in error;

          (viii) to pay to itself any interest earned on funds deposited in the Custodial Account (all such interest to be withdrawn monthly not later than each Remittance Date); and

          (ix) to clear and terminate the Custodial Account upon the termination of this Agreement.

          Section 2.06 Establishment of and Deposits to Escrow Account.

          The Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled "Countrywide Home Loans Servicing LP, in trust for [Name of Owner] and various Mortgagors". The Escrow Account shall be established with a Qualified Depository as a Special Deposit Account, in a manner which shall provide maximum available insurance by the FDIC and as otherwise acceptable to the Rating Agencies. Funds deposited in the Escrow Accounts may be drawn on by the Servicer in accordance with Section 2.07. The creation of any Escrow Account shall be evidenced by a certification in the form of Exhibit 4 hereto, in the case of an account established with the Servicer, or by a letter agreement in the form of Exhibit 5 hereto, in the case of an account held by a depository other than the Servicer. A copy of such certification shall be furnished to the Owner and, upon request, to any subsequent Owner.

          The Servicer shall deposit in the Escrow Account or Accounts on or prior to the second Business Day following receipt thereof, and retain therein:

          (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and

          (ii) all amounts representing Insurance Proceeds or Condemnation Proceeds which are to be applied to the restoration or repair of any Mortgaged Property.

          The Servicer shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in
Section 2.07. Any interest paid on funds deposited in the Escrow Account by the depository institution shall accrue to the benefit of the Servicer, other than interest on escrowed funds required by law to be paid to the Mortgagor. To the extent required by law, the Servicer shall be responsible to pay from its own funds interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

          Section 2.07 Permitted Withdrawals From Escrow Account.

          Withdrawals from the Escrow Account or Accounts may be made by the Servicer only:

          (i) to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

          (ii) to reimburse the Servicer for any Servicing Advance made by the Servicer pursuant to Section 2.08 with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments thereunder;

          (iii) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan or applicable federal or state law or judicial or administrative ruling;

          (iv) for transfer to the Custodial Account in accordance with the terms of the related Mortgage and Mortgage Note;

          (v) for application to restoration or repair of the Mortgaged Property in accordance with the procedures outlined in Section 2.14;

          (vi) to pay the Servicer, or any Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

          (vii) to reimburse itself for any amounts deposited in the Escrow Account in error; and (viii) to clear and terminate the Escrow Account on the termination of this Agreement.

          Section 2.08 Payment of Taxes, Insurance and Other Charges.

          With respect to each Mortgage Loan that provides for Escrow Payments, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates, sewer rents, and other charges which are or may become a lien upon the Mortgaged Property and the status fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage.

          To the extent that any Mortgage Loan does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor. With respect to each Mortgage Loan, subject to Accepted Servicing Practices, the Servicer assumes full responsibility for the payment of all such bills and shall effect payments of all such bills irrespective of the Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments and shall make Servicing Advances from its own funds to effect such payments within the time period required to avoid the loss of the related Mortgaged Property by foreclosure from a tax or other lien. Notwithstanding the foregoing, if the Servicer reasonably determines that such Servicing Advance would be a Nonrecoverable Advance, the Servicer shall have no obligation to make such Servicing Advance. If Servicer fails to make a Servicing Advance with respect to any payment prior to the date on which any late payment penalties or costs related to protecting the lien accrue, the Servicer shall pay any such penalties or costs within the time period required to avoid the loss of the related Mortgaged Property by foreclosure from a tax or other lien; provided, however, that if the Servicer reasonably determines that such Servicing Advance would be a Nonrecoverable Advance, the Servicer shall have no obligation to make such Servicing Advance.
Section 2.09 Protection of Accounts.

          The Servicer may transfer the Custodial Account or the Escrow Account to a different Qualified Depository from time to time. Such transfer shall be made only upon notice to the Owner, which notice shall be provided prior to such transfer unless such transfer is due to an emergency.

          The Servicer shall bear any expenses, losses or damages sustained by the Owner because the Custodial Account and/or Escrow Account are not demand deposit accounts.

          Amounts on deposit in the Custodial Account or Escrow Account may at the option of the Servicer be invested in Eligible Investments. Any such Eligible Investment shall mature no later than one day prior to the Remittance Date in each month; provided, however, that if such Eligible Investment is an obligation of a Qualified Depository (other than the Servicer) that maintains the Custodial Account or the Escrow Account, then such Eligible Investment may mature on the related Remittance Date. Any such Eligible Investment shall be made in the name of the Servicer in trust for the benefit of the Owner. All income on or gain realized from any such Eligible Investment shall be for the benefit of the Servicer and may be withdrawn at any time by the Servicer. Any losses incurred in respect of any such investment shall be deposited in the Custodial Account or the Escrow Account, by the Servicer out of its own funds immediately as realized. If, at any time, the amount on deposit in the Custodial Account or the Escrow Account exceeds the amount of the applicable FDIC insurance, such excess above the amount of the applicable FDIC insurance shall be invested in Eligible Investments.

          Section 2.10 Maintenance of Hazard Insurance.

          The Servicer shall cause to be maintained for each Mortgage Loan, hazard insurance such that all buildings upon the Mortgaged Property are insured by a generally acceptable insurer acceptable under the Fannie Mae Guides against loss by fire, hazards of extended coverage and such other hazards as are required to be insured pursuant to the Fannie Mae Guides, in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan and (ii) the greater of
(a) the outstanding principal balance of the Mortgage Loan or (b) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor or the loss payee from becoming a co-insurer.

          If required by the National Flood Insurance Act of 1968, as amended, each Mortgage Loan is, and shall continue to be, covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier acceptable under the Fannie Mae Guides in an amount representing coverage not less than the lesser of (i) the aggregate unpaid principal balance of the Mortgage Loan, (ii) maximum amount of insurance which is available under the National Flood Insurance Act of 1968, as amended (regardless of whether the area in which such Mortgaged Property is located is participating in such program), or (iii) the full replacement value of the improvements which are part of such Mortgaged Property. If a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the National Flood Insurance Act of 1968, as amended, the Servicer shall notify the related Mortgagor that the Mortgagor must obtain such flood insurance coverage, and if said Mortgagor fails to obtain the required flood insurance coverage within forty-five (45) days after such notification, the Servicer shall immediately force place the required flood insurance on the Mortgagor's behalf.

          If a Mortgage is secured by a unit in a condominium project, the Servicer shall verify that the coverage required of the owner's association, including hazard, flood, liability, and fidelity coverage, is being maintained in accordance with then current Fannie Mae requirements, and secure from the owner's association its agreement to notify the Servicer promptly of any change in the insurance coverage or of any condemnation or casualty loss that may have a material effect on the value of the Mortgaged Property as security.

          The Servicer shall cause to be maintained on each Mortgaged Property such other or additional insurance as may be required pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance, or pursuant to the requirements of any private mortgage guaranty insurer, or as may be required to conform with Accepted Servicing Practices.

          In the event that the Owner or the Servicer shall determine that the Mortgaged Property should be insured against loss or damage by hazards and risks not covered by the insurance required to be maintained by the Mortgagor pursuant to the terms of the Mortgage, the Servicer shall in accordance with the Fannie Mae Guides make commercially reasonable efforts to communicate and consult with the Mortgagor with respect to the need for such insurance and bring to the Mortgagor's attention the desirability of protection of the Mortgaged Property.

          All policies required hereunder shall name the Servicer and its successors and assigns as a mortgagee and loss payee and shall be endorsed with non contributory standard or New York mortgagee clauses which shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage.

          The Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies are acceptable under the Fannie Mae Guides and are licensed to do business in the jurisdiction in which the Mortgaged Property is located. The Servicer shall determine that such policies provide sufficient risk coverage and amounts as required pursuant to the Fannie Mae Guides, that they insure the property owner, and that they properly describe the property address. The Servicer shall furnish to the Mortgagor a formal notice of expiration of any such insurance in sufficient time for the Mortgagor to arrange for renewal coverage by the expiration date; provided, however, that in the event that no such notice is furnished by the Servicer, the Servicer shall ensure that replacement insurance policies are in place in the required coverages and the Servicer shall be solely liable for any losses in the event coverage is not provided.

          Pursuant to Section 2.04, any amounts collected by the Servicer under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the related Mortgaged Property, or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor, in accordance with the Servicer's normal servicing procedures as specified in Section 2.14) shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 2.05. Section 2.11 Maintenance of Mortgage Impairment Insurance.

          In the event that the Servicer shall obtain and maintain a blanket policy insuring against losses arising from fire and hazards covered under extended coverage on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to
Section 2.10 and otherwise complies with all other requirements of Section 2.10, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 2.10. Any amounts collected by the Servicer under any such policy relating to a Mortgage Loan shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 2.05. Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 2.10, and there shall have been a loss which would have been covered by such policy, the Servicer shall deposit in the Custodial Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to be deposited from the Servicer's funds, without reimbursement therefor. Upon request of the Owner, the Servicer shall cause to be delivered to the Owner a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without 30 days' prior written notice to the Owner.

          Section 2.12 Maintenance of Fidelity Bond and Errors and Omissions Insurance.

          The Servicer shall maintain with responsible companies, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans ("Servicer Employees"). Any such Fidelity Bond and Errors and Omissions Insurance Policy shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Servicer Employees. Such Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 2.12 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such Fidelity Bond and Errors and Omissions Insurance Policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Mortgage-Backed Securities Selling and Servicing Guide. Upon the request of the Owner, the Servicer shall cause to be delivered to the Owner a certified true copy of such Fidelity Bond and Errors and Omissions Insurance Policy.

          Section 2.13 Inspections.

          The Servicer shall inspect the Mortgaged Property as often as is deemed necessary by the Servicer to assure itself that the value of the Mortgaged Property is being preserved. In addition, if any Mortgage Loan is more than 90 days delinquent, the Servicer shall promptly inspect the Mortgaged Property and shall conduct subsequent inspections in accordance with Accepted Servicing Practices; provided further that if the Servicer determines that any Mortgaged Property is vacant, the Servicer shall promptly inspect to the Mortgaged Property and should conduct subsequent inspections every 30 days. The Servicer shall document on its servicing system each such inspection. The costs of such inspections shall be treated as Servicing Advances for which the Servicer shall be entitled to full reimbursement for in accordance with Section 2.05(iii).

          Section 2.14 Restoration of Mortgaged Property.

          The Servicer need not obtain the approval of the Owner prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Accepted Servicing Practices and the terms of this Agreement. At a minimum, the Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

          (i) the Servicer shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

          (ii) the Servicer shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics' and materialmen's liens;

          (iii) the Servicer shall verify that the Mortgage Loan is not in default; and

          (iv) pending repairs or restoration, the Servicer shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

          If the Owner is named as an additional loss payee, the Servicer is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Owner.

          Section 2.15 Title, Management and Disposition of REO Property.

          In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Servicer on behalf of the Owner and without reference to the Owner except as otherwise required by law. The Person or Persons holding such title other than the Owner shall acknowledge in writing that such title is being held as nominee for the Owner.

          The Servicer shall manage, conserve, protect and operate each REO Property for the Owner solely for the purpose of its prompt disposition and sale. In consideration therefor, the Owner shall pay the Servicer the REO Management Fee per month as set forth in the applicable Commitment Letter. The Servicer, either itself or through an agent selected by the Servicer, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Servicer deems to be in the best interest of the Owner in accordance with Accepted Servicing Practices. The Servicer shall provide the Owner on a monthly basis a report on the status of each REO Property.

          In consideration therefor, the Owner shall pay the Servicer the REO Management Fee per month as set forth in the applicable Commitment Letter.

          The Servicer shall use commercially reasonable efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within one year after title has been taken to such REO Property, unless the Servicer determines, and gives an appropriate notice to the Owner to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than one year is permitted under the foregoing sentence and is necessary to sell any REO Property, the Servicer shall report monthly to the Owner as to the progress being made in selling such REO Property.

          The Servicer shall also maintain on each REO Property fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the National Flood Insurance Act of 1968, as amended, flood insurance in the amount required in Section 2.10 hereof.

          The disposition of REO Property shall be carried out by the Servicer at such price, and upon such terms and conditions, as the Servicer deems to be in the best interests of the Owner in accordance with Accepted Servicing Practices. The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account pursuant to the terms of this Agreement but not later than the second Business Day following receipt thereof. As soon as practical thereafter, the expenses of such sale shall be paid and the Servicer shall reimburse itself for any related unreimbursed Servicing Advances and unpaid Servicing Fees made pursuant to this Section.

          With respect to each REO Property, the Servicer shall hold all funds collected and received in connection with the operation of the REO Property in the Custodial Account. The Servicer shall cause to be deposited on or prior to the second Business Day following the receipt thereof in each Custodial Account all revenues received with respect to the conservation and disposition of the related REO Property.

          Section 2.16 Permitted Withdrawals with Respect to REO Property.

          The Servicer shall withdraw funds on deposit in the Custodial Account with respect to each related REO Property necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section 2.10 and the fees of any managing agent acting on behalf of the Servicer. The Servicer shall make monthly distributions on each Remittance Date to the Owner of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in Section 2.15 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

          Section 2.17 Real Estate Owned Reports.

          Together with the statement furnished pursuant to Section 2.19, the Servicer shall furnish to the Owner on or before the 5th Business Day of each month a report with respect to any REO Property covering the operation of such REO Property for the previous month and the Servicer's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month. That statement shall be accompanied by such other information available to the Servicer as the Owner shall reasonably request.

          Section 2.18 Liquidation Reports.

          Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Owner pursuant to a deed in lieu of foreclosure, the Servicer shall submit to the Owner a liquidation report with respect to such Mortgaged Property.

          Section 2.19 Reports of Foreclosures and Abandonments of Mortgaged Property.

          Following the foreclosure sale or abandonment of any Mortgaged Property, the Servicer shall report such foreclosure or abandonment as required pursuant to Section 6050J of the Code.

          Section 2.20 Notification of Adjustments.

          With respect to each Adjustable Rate Mortgage Loan, the Servicer shall adjust the Mortgage Interest Rate on the related Interest Rate Adjustment Date in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note. The Servicer shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate and the Monthly Payment adjustments. The Servicer shall promptly upon Owner's reasonable written request, deliver to the Owner such notifications and any additional applicable data regarding such adjustments and the methods used to calculate and implement such adjustments. Upon the discovery by the Servicer, or the Owner that the Servicer has failed to adjust a Mortgage Interest Rate or a Monthly Payment pursuant to the terms of the related Mortgage Note and Mortgage, the Servicer shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss caused the Owner thereby.

          Section 2.21 Recordation of Assignments of Mortgage.

          Except in connection with Accepted Servicing Practices for defaulted Mortgage Loans, the Servicer shall not be responsible for the preparation or recording of the Assignments of Mortgage relating to the Mortgage Loans to the Owner, the securitization trustee or any other party; provided, however, that in the event the Servicer agrees to record any mortgage assignment, any expense, including the fees of third party service providers, incurred by the Servicer in connection with the preparation and recordation of Assignments of Mortgage shall be reimbursable by the Owner, or if not reimbursed by the Owner, as a Servicing Advance. The Servicer shall not be liable for, and shall be indemnified by the Owner, against any losses, costs, penalties and damages incurred as a result of incorrect or incomplete, or untimely submission of, Assignments of Mortgage and applicable recording information.

          Section 2.22 Additional Servicing Requirements.

          The Servicer shall comply with the following additional requirements:

          (a) Get updated FICO scores quarterly for the entire portfolio at the Owner's expense.

          (b) Apply all payments received from borrowers to principal and interest prior to any application of advances or fees.

          (c) Make staff available to participate in weekly calls to discuss loans in default including foreclosures, bankruptcy and REO Properties.

          (d) the additional requirements set forth in Exhibit 14 (in the case of subprime Mortgage Loans) and Exhibit 15.

          Section 2.23 Credit Reporting.

          The Servicer shall fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information on the Mortgagor credit files to Equifax, Experian and Trans Union Credit Information Company (or their respective successors) on a monthly basis and in accordance with applicable federal, state and local laws.

          Section 2.24 [Reserved].

          Section 2.25 Early Payment Default and Repurchase Obligations.

          With respect to each Mortgage Loan, the Servicer agrees deliver to the Owner, on or prior to the fifth Business Day of each month, a report setting forth information with respect to (a) any Early Payment Default provisions or (b) any prepayments in full of the Mortgage Loan.

          Section 2.26 Tax and Flood Service Contracts.

          The Servicer, at Owner's expense, shall cause each Mortgage Loan which is transferred to the Servicer for servicing to be covered by (a) a Tax Service Contract and (b) Flood Zone Service Contract. Servicer shall place such Tax Service Contracts and Flood Service Contracts in place, and shall bill the Owner the fee associated with acquiring such contracts as set forth in the applicable Commitment Letter.

                                 ARTICLE III

                               PAYMENTS TO OWNER

          Section 3.01 Remittances.

          On each Remittance Date the Servicer shall remit by wire transfer of immediately available funds to the Owner (a) all amounts deposited in the Custodial Account related to the Due Period (net of charges against or withdrawals from the Custodial Account pursuant to Section 2.05), plus (b) all amounts, if any, which the Servicer is obligated to remit pursuant to Section 3.04, minus (c) any amounts attributable to Principal Prepayments received after the applicable Principal Prepayment Period which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with Section 2.04(viii), and minus (d) any amount attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the first day of the month in which such Remittance Date occurs, which amounts shall be remitted on the following Remittance Date.

          With respect to any funds remitted after the Business Day following the date on which such remittance was required to be made, the Servicer shall pay to the Owner interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus three (3) percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Servicer on the date such late payment is made and shall cover the period commencing with the Business Day following the Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

          Section 3.02 Monthly Reports to Owner.

          Not later than each Remittance Date, the Servicer shall furnish to the Owner standard monthly reports as set forth on Exhibit 1 attached hereto in electronic medium mutually acceptable to the parties as of the related Determination Date. Such monthly reports shall be in electronic format and include mortgage loan information electronically generated through Servicer's loan administration servicing system including: (i) the actual balance as of the last day of the related Due Period; (ii) all Principal Prepayments applied to the Mortgagor's account during the related Principal Prepayment Period (separately stating all related Prepayment Premiums); (iii) principal and interest collections received during the related Due Period; (iv) the amounts of the monthly collection that are to be remitted to Owner; (v) an identification of Mortgage Loans that are thirty (30), sixty (60) or ninety
(90) days or more delinquent as of the end of the prior month with respect to Monthly Payments; Mortgage Loans that are in foreclosure or bankruptcy; and
(vi) Mortgage Loans that have become REO Properties. For all purposes of this Agreement, delinquency status shall be determined in accordance with standard ABS or RMBS methodology, as is appropriate, as determined by the Owner for the applicable Mortgage Loan type.

          In addition, on or before March 15th of each calendar year, the Servicer shall furnish to each Person who was a Owner at any time during such calendar year an annual statement in accordance with the requirements of applicable federal income tax law as to the aggregate of remittances for the applicable portion of such year.

          Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Internal Revenue Code as from time to time are in force.

          The Servicer shall prepare and file any and all tax returns, information statements or other filings required to be delivered to any governmental taxing authority or to the Owner pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. In addition, the Servicer shall provide the Owner with such information concerning the Mortgage Loans as is necessary for the Owner to prepare its federal income tax return as the Owner may reasonably request from time to time and which is reasonably available to the Servicer.

          On the 5th Business Day of each month (the "Data Dictionary Delivery Date"), the Servicer shall deliver to the Owner by FTP an electronic data file incorporating the fields set forth in the on Exhibit 9 hereto (the "Data Dictionary").

          Section 3.03 Advances by Servicer.

          Except as otherwise provided herein, the Servicer shall be entitled to first priority reimbursement pursuant to Section 2.05 for Servicing Advances and Monthly Advances from recoveries from the related Mortgagor or from all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the related Mortgage Loan.

          Section 3.04 Principal and Interest Advances by Servicer.

          On the Business Day immediately preceding each Remittance Date, the Servicer shall deposit in the Custodial Account from its own funds or from amounts held for future distribution, or both, an amount equal to all Monthly Payments (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent on the Business Day immediately preceding such Remittance Date or which were deferred pursuant to Section 4.01. Any amounts held for future distribution and so used shall be replaced by the Servicer by deposit in the Custodial Account on or before any future Remittance Date if funds in the Custodial Account on such Remittance Date shall be less than remittances to the Owner required to be made on such Remittance Date. The Servicer shall keep appropriate records of such amounts. The Servicer's obligation to make such Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the Mortgage Loan; provided, that the Servicer shall not be obligated to make Monthly Advances which the Servicer determines to be Nonrecoverable Advances. The Servicer shall not be obligated to advance shortfalls of interest resulting from the application of the Servicemembers' Civil Relief Act or any similar state laws.

          Section 3.05 Charge off and Advance Analysis.

          Once a month, the Servicer will analyze, utilizing its internal proprietary models, all first lien Mortgage Loans that are greater than 90 days delinquent (excluding those on a forbearance plan or court approved bankruptcy payment plan) to determine if any such Mortgage Loans should be charged off or if future Servicing Advances should be deemed to be Nonrecoverable Advances based on the projections of such proprietary models (the "Nonrecoverability Analysis"). The Servicer will charge off Mortgage Loans and will not make Servicer Advances that are deemed to be Nonrecoverable Advances based on such Nonrecoverability Analysis; provided, however, that with respect to Mortgage Loans included in a Reconstitution, such actions are permitted under the related Reconstitution Agreement.

          Upon reasonable prior request and without limitation on Sections
4.07 and 5.02 hereof), the Owner may during normal business hours review the Servicer's policies and procedures related to the Nonrecoverability Analysis and may no more than twice a year perform an audit to determine whether the Servicer is taking actions consistent with the Nonrecoverability Analysis. The Servicer agrees to make such reasonable changes to the Nonrecoverability Analysis as requested by the Owner; provided, however, that with respect to Mortgage Loans included in a Reconstitution, such changes are permitted under the related Reconstitution Agreement.

          The Servicer shall retain the Nonrecoverability Analysis for a period of one year from the date such analysis was undertaken and shall make such analysis available upon request to the Owner during such period.

                                  ARTICLE IV

                         GENERAL SERVICING PROCEDURES

          Section 4.01 Transfers of Mortgaged Property.

          The Servicer shall be required to enforce any "due-on-sale" provision contained in any Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note. When the Mortgaged Property has been conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause applicable thereto, provided, however, that the Servicer shall not exercise such rights if prohibited by law from doing so.

          If the Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Servicer, shall, to the extent permitted by applicable law, enter into (i) an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and the original Mortgagor remains liable thereon or (ii) in the event the Servicer is unable under applicable law to require that the original Mortgagor remain liable under the Mortgage Note and the Servicer has the prior consent of the primary mortgage guarantee insurer, a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note. If an assumption fee is collected by the Servicer for entering into an assumption agreement, such fee will be retained by the Servicer as additional servicing compensation. In connection with any such assumption, neither the Mortgage Interest Rate borne by the related Mortgage Note, the term of the Mortgage Loan nor the outstanding principal amount of the Mortgage Loan shall be changed.

          To the extent that any Mortgage Loan is assumable, the Servicer shall inquire diligently into the creditworthiness of the proposed transferee, and shall follow Accepted Servicing Practices and the underwriting practices and procedures of prudent mortgage lenders in the respective states where the Mortgage Properties are located including but not limited to Servicer conducting a review of the credit and financial capacity of the individual receiving the property, and may approve the assumption if it believes the recipient is capable of assuming the mortgage obligations. If the credit of the proposed transferee does not satisfy the relevant underwriting criteria and the transfer of ownership actually occurs, the Servicer diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan.

          Section 4.02 Satisfaction of Mortgages and Release of Mortgage
Files.

          Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer shall notify the Owner in the Monthly Remittance Advice as provided in Section 3.02, and may request the release of any Mortgage Loan Documents from the Owner in accordance with this Section 4.02 hereof. The Servicer shall obtain discharge of the related Mortgage Loan as of record within any related time limit required by applicable law.

          In connection with any instrument of satisfaction or deed of reconveyance, the Servicer shall be entitled to a reconveyance fee. Such reconveyance fee shall only be reimbursable to Servicer by Owner to the extent the reconveyance fee is uncollectible from the Mortgagor based on the terms of the security instrument or in the Servicer's reasonable opinion that such fee is not allowable by statute.

          Servicer shall have no liability for third party delays (unless such third party is an affiliate of the Servicer) that may result in assessed penalties. To the extent applicable, Servicer shall bill Owner for any reconveyance fees and recording fees uncollectible from the Mortgagor in connection with any instrument of satisfaction or deed of reconveyance. Upon receipt of such request, the Owner or its designee shall within five (5) Business Days release or cause to be released the related Mortgage Loan Documents to Servicer and Servicer shall prepare and process any satisfaction or release. If Owner or its designee or the Custodian does not release the related Mortgage Loan Documents to Servicer within five (5) Business Days of receipt of request to do so, Servicer may retain a third party to complete the reconveyance and charge Owner the actual cost of services provided by such third party. Servicer shall have no liability for third party delays that may result in assessed penalties.

          If the Servicer satisfies or releases a Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage (or such lesser amount in connection with a discounted payoff accepted by the Servicer with respect to a defaulted Mortgage Loan) or should the Servicer otherwise prejudice any rights the Owner may have under the mortgage instruments, upon written demand of the Owner, the Servicer shall purchase the related Mortgage Loan at an amount equal to (a) Repurchase Price, minus (b) any costs and damages incurred by the related trust with respect to any securitization of the Mortgage Loan in connection with any violation by such Mortgage Loan of any predatory- or abusive-lending law by deposit thereof in the Custodial Account within five (5) Business Days of receipt of such demand by the Owner if the Servicer is unable to demonstrate that it will be able to cause the amount of the unpaid indebtedness to be reinstated and secured under the related Mortgage. The Servicer shall maintain the Fidelity Bond and Errors and Omissions Insurance Policy as provided for in Section 2.12 insuring the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

          Section 4.03 Servicing Compensation.

          As consideration for servicing the Mortgage Loans hereunder, the Servicer shall be entitled to retain the applicable Servicing Fee from payments on the Mortgage Loans or to withdraw the applicable Servicing Fee with respect to each Mortgage Loan from the Custodial Account pursuant to
Section 2.05. The obligation of the Owner to pay, and the Servicer's right to withdraw, the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds, to the extent permitted by Section 2.05) of such Monthly Payment collected by the Servicer, or as otherwise provided under Section 2.05. The Servicer shall be entitled to all accrued and unpaid Servicing Fees upon the termination of its servicing of the related Mortgage Loans.

          Additional servicing compensation in the form of Ancillary Income shall be retained by the Servicer to the extent not required to be deposited in the Custodial Account. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

          Notwithstanding anything set forth in this section related to Ancillary Income, the Servicer shall not collect from the Mortgagor, pass through as an advance or as a liquidation expense any charges other than bona fide fees, which fees must be in compliance with local law. Servicer can not add on a processing, or review fee or any additional fee, mark up or otherwise directly make a profit on or from services or activities rendered by a third party or affiliate (examples include but not limited to: letters and notices, force placed insurance, BPOs, appraisals, inspections, property preservation costs). Servicer may collect any third party fees which are charged in accordance with Accepted Servicing Practices.

          Section 4.04 Annual Statement as to Compliance.

          So long as any Mortgage Loans are being serviced hereunder, or were serviced hereunder during the prior calendar year, the Servicer shall deliver to the Owner, (a) on or before March 15, 2006, and, if applicable, on the related Transfer Date an Officer's Certificate, stating that (i) a review of the activities of the Servicer during the preceding calendar year and of performance under this Agreement has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by the Servicer to cure such default and (b) on or before March 15th of each year beginning March 15, 2007, the servicer compliance statement required by Item 1123 of Regulation AB, which as of the date hereof requires a statement to the effect that (i) an authorized officer of the Servicer has reviewed (or a review has been made under its supervision) of the Servicer's activities under this Agreement during the prior calendar year and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations under the Agreement in all material respects throughout the period covered by the prior calendar year or, if there has been a failure to fulfill any such obligation in any material respect, a statement of such failure known to such officer and the nature and the status thereof.

          Section 4.05 Annual Independent Public Accountants' Servicing
Report.

          So long as any Mortgage Loans are being serviced hereunder, or were serviced hereunder during the prior calendar year, (a) on or before March 15, 2006, the Servicer, at its expense, shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Owner to the effect that such firm has examined certain documents and records relating to the servicing of the Mortgage Loans and this Agreement and that such firm is of the opinion that the provisions of

Article II and Article III have been complied with, and that, on the basis of such examination conducted substantially in compliance with the Single Audit Program for Mortgage Bankers, nothing has come to their attention which would indicate that such servicing has not been conducted in compliance therewith, except for (i) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement and (b) on or before March 15th of each year beginning March 15, 2007 a report by a registered public accounting firm that attests to, and reports on, the assessment made by the Servicer pursuant to Section 4.10, as required by Rules 13a-18 and 15d-18 of the Securities Exchange Act, which attestation shall be in accordance with Rule 1-02(a)(3) and Rule 2-02(g) of Regulation S-X under the Securities Act and the Securities Exchange Act.

          Section 4.06 Sarbanes-Oxley Certification.

          With respect to any Mortgage Loans sold in a Securitization Transfer in which the Servicer is a servicer, the Servicer agrees that on or before March 15th of each year beginning March 15, 2005, the Servicer shall deliver to the depositor, the master servicer (if any) and the trustee for the securitization trust created in the Securitization Transfer, and their officers, directors and affiliates, a certification in the form attached as
Exhibit 12 hereto, executed by the senior officer in charge of servicing at the Servicer for use in connection with any Form 10-K to be filed with the Securities and Exchange Commission with respect to the securitization trust. The Servicer shall indemnify and hold harmless the depositor in the Securitization Transfer, the master servicer (if any), and the trustee, and their respective officers, directors and Affiliates, from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon any breach of the Servicer's obligations under this paragraph or any material misstatement or omission, negligence, bad faith or willful misconduct of the Servicer in connection therewith. If the indemnification provided for in the preceding sentence is unavailable or insufficient to hold harmless any indemnified party, then the Servicer agrees that it shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities of such indemnified party in such proportion as is appropriate to reflect the relative fault of such indemnified party, on the one hand, and the Servicer, on the other, in connection with a breach of the Servicer's obligations under this paragraph or any material misstatement or omission, negligence, bad faith or willful misconduct of the Servicer in connection therewith.

          Section 4.07 Right to Examine Servicer Records.

          The Owner shall have the right during the term of this Agreement to examine and audit any and all of the books, records, or other information of the Servicer, whether held by the Servicer or by another on its behalf, with respect to or concerning this Agreement or the Mortgage Loans, during normal business hours or as otherwise acceptable to the Servicer, upon reasonable advance notice and at the sole cost and expense of the Owner; provided, however, that unless otherwise required by law, the Servicer shall not be required to provide access to such information if the provision thereof would violate any law or legal obligation of the Servicer including the legal right to privacy of any Mortgagor.

          Section 4.08 Compliance with Gramm-Leach-Bliley Act of 1999.

          With respect to each Mortgage Loan and the related Mortgagor, the Servicer shall comply with Title V of the Gramm-Leach-Bliley Act of 1999 and all applicable regulations and guidelines promulgated thereunder, and the Servicer shall provide all notices required thereunder using the notice language supplied by the Owner.

          Section 4.09 On-Line Access.

          The Servicer shall permit the Owner as owner of the servicing rights, internet access to certain computer screens in the Servicer's loan administration computer system which contain Mortgage Loan information. The Servicer shall update such Mortgage Loan information on a "real time" basis. The Servicer shall provide the Owner with access to the system, as well as the tools to create and administer log-in identifications and passwords for each of its authorized users. In accessing the Servicer's computerized loan administration system, the Owner agrees that it will: (i) only log-in with the identification assigned by the Servicer; (ii) correctly and completely log-off the system immediately upon completion of each session of service; (iii) not allow any unauthorized employee or agent of the Owner to use the assigned log-in identification or improperly access the Servicer's computer system;
(iv) keep the assigned log-in identification and all other information enabling such access strictly confidential; (v) not access, or attempt to access any Servicer systems or data other than that which is specifically authorized; (vi) not intentionally spread viruses or other malicious computer codes to the Servicer's computer systems; (vii) not copy or infringe upon any content contained on the Servicer's loan administration computer system;
(viii) designate in writing an administrator (an "Owner Administrator") who shall review on an annual basis the list of employees or agents of the Owner who have been authorized to access the Servicer's loan administration computer system and assigned log-in identifications and passwords (each an "Authorized User"); (ix) require the Owner Administrator in conducting its review to ensure that each Authorized User is currently an employee or agent of the Owner and whose employment or function as agent of the Owner requires the Authorized User to have continued access to the Servicer's loan administration computer system; (x) require the Owner Administrator to remove from the list of Authorized Users, and deny access to, any individual who is not currently an employee or agent of the Owner or whose employment or function as agent no longer requires such employee or agent of the Owner to remain an Authorized User and to have access to the Servicer's loan administration computer system, and (xi) deliver to the Servicer on or before the end of the month following each anniversary of the date of execution of this Agreement, beginning on the first such anniversary following the execution of this Agreement, a notice stating that the Owner Administrator has conducted the review of the list of Authorized Users required by clause (viii) above, and has updated the list of Authorized Users as required by clause (ix) above.

          The Servicer shall have no liability to the Owner in the event that access to the Servicer's loan administration system becomes limited or otherwise unavailable during periods of heavy use, upgrades, maintenance to address security concerns or otherwise. The Servicer shall ensure any periods of unavailability are limited as much as possible in frequency and amount of time.

          Section 4.10 Assessment of Servicing Compliance.

          The Servicer shall deliver to the Owner or its designee on or before March 15th of each year beginning March 15, 2007 a report reasonably satisfactory to the Owner regarding its assessment of compliance with Servicing Criteria as required by Rules 13a-18 and 15d-18 of the Securities Exchange Act and Item 1122 of Regulation AB, which as of the date hereof require a report by an authorized officer of the Servicer that contains the following:

          (a) A statement by such officer of its responsibility of assessing the Servicing Criteria applicable to the Servicer;

          (b) A statement by such officer that it used the Servicing Criteria to assess compliance with the Servicing Criteria applicable to the Servicer;

          (c) A statement by such officer of the Servicer's compliance with the applicable Servicing Criteria as of the immediately preceding December 31 and for the period covered by the preceding calendar year and disclosure of any material instance of noncompliance with respect thereto;

          (d) A statement that a registered public accounting firm has issued an attestation report on the Servicer's compliance with the applicable Servicing Criteria as of the immediately preceding December 31, and for the period covered by the preceding calendar year; and

          (e) A statement as to which of the Servicing Criteria, if any, are not applicable to the Servicer (which statement shall be based on the activities it performs with respect to asset-backed securities transactions taken as a whole involving the Servicer that are backed by the same asset type as the Mortgage Loans).

          Section 4.11 Subservicing.

          The Servicer shall not hire or otherwise utilize a subservicer hereunder without the prior written consent of the Owner and its designee. Any such subservicer must agree in writing to comply with Sections 4.04, 4.05,
4.10 and 4.11.

                                  ARTICLE V

                             SERVICER TO COOPERATE

          Section 5.01 Provision of Information.

          During the term of this Agreement, the Servicer shall furnish to the Owner all reports required hereunder, and such other periodic, special, or other reports or information, whether or not provided for herein, as shall be necessary, reasonable, or appropriate with respect to the Owner or the purposes of this Agreement to the extent such reports or information are readily accessible to the Servicer without undue expense. All such reports or information shall be provided by and in accordance with all reasonable instructions and directions which the

Owner may give and to the extent the Servicer incurs any material cost or expense related to this Section 5.01 not otherwise required to be incurred pursuant to this Agreement, such expense shall be at the sole cost and expense of the Owner.

          The Servicer shall execute and deliver all such instruments and take all such action as the Owner may reasonably request from time to time to the extent such action is in accordance with Accepted Servicing Practices, in order to effectuate the purposes and to carry out the terms of this Agreement.

          Section 5.02 Financial Statements; Servicing Facilities.

          In connection with marketing the Mortgage Loans or a proposed Reconstitution, the Owner shall make available to a prospective purchaser audited financial statements of the consolidated group that includes the Servicer for the most recently completed three fiscal years for which such statements are available, as well as a Consolidated Statement of Condition at the end of the last two fiscal years for which such statements are available covered by any Consolidated Statement of Operations. The Servicer also shall make available any comparable interim statements to the extent any such statements have been prepared by or on behalf of the corporate group that includes the Servicer (and are available upon request to the public at large). The Servicer shall furnish to the Owner or a prospective purchaser copies of the statements specified above.

          The Servicer shall make available to the Owner or any prospective purchaser a knowledgeable representative for the purpose of answering questions respecting recent developments affecting the Servicer or the financial statements of the corporate group that includes the Servicer, and to permit any prospective purchaser (upon reasonable notice) to inspect the Servicer's servicing facilities (no more than 12 times per year unless mutually agreed to between the parties) for the purpose of satisfying such prospective purchaser that the Servicer has the ability to service the Mortgage Loans as provided in this Agreement provided that such access is necessary, reasonable, or appropriate with respect to the Owner or the purposes of this Agreement to the extent such access or information are readily accessible to the Servicer without undue expense.

                                  ARTICLE VI

                                  TERMINATION

          Section 6.01 Termination.

          (a) This Agreement shall terminate upon the earlier of: (i) the termination of the Servicer pursuant to this Section 6.01, 8.03 or 11.01, (ii) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of any REO Property with respect to the last Mortgage Loan and the remittance of all funds due hereunder; (iii) mutual consent of the Servicer and the Owner in writing; or (iv) one year from the date hereof, unless mutually extended by the Owner and the Servicer before the end of such one year period; provided, however, that this Agreement shall not be terminable pursuant to this clause (iv) with respect to any Mortgage Loans that have been subject to a Securitization Transfer.

          (b) With respect to any Mortgage Loans serviced by Servicer for more than one year that have been subject to a Securitization Transfer, Servicer shall be entitled to a market Servicing Fee Rate for mortgage loans similar to the Mortgage Loans, but not in excess of the servicing fee rate as set forth or described in the pooling & servicing agreement, trust agreement, assignment agreement or other similar document for such Securitization Transfer.

          (c) The Owner may terminate, at its sole option, any rights the Servicer may have hereunder, without cause. Any such notice of termination shall be in writing and delivered to the Servicer by registered mail at least 30 days prior to the effective date of termination. The Owner shall have the right to receive and retain any proceeds upon the subsequent sale of the Servicing Rights to any successor servicer. In the event the Owner terminates the Servicer without cause with respect to some or all of the Mortgage Loans, with respect to each such Mortgage Loan the Owner shall be required to pay the Servicer any termination fee set forth in the applicable Commitment Letter. In addition, with respect to each Mortgage Loan released from servicing, the Servicer shall be entitled to any accrued and unpaid Servicing Fee, any outstanding and unreimbursed Servicing Advances and Monthly Advances, and any accrued and unpaid Ancillary Income.

          (d) Notwithstanding and in addition to the foregoing, in the event that (i) a Mortgage Loan becomes delinquent for a period of 120 days or more (a "Delinquent Mortgage Loan") or (ii) a Mortgage Loan becomes an REO Property, the Owner may at its election terminate this Agreement with respect to such Delinquent Mortgage Loan or REO Property upon 30 days' written notice to the Servicer, provided, however, upon such transfer and assignment which shall be in accordance with all applicable laws, the Owner shall reimburse the Servicer for its Servicing Fee, any outstanding and unreimbursed Servicing Advances, and any other outstanding, unreimbursed fees and costs of the Servicer with respect to such Delinquent Mortgage Loan or REO Property.

          (e) In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof (provided, that the Servicer shall have no obligations to service the Mortgage Loan after the date which is 180 days from the date of such termination) with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. Following any such termination, the Owner shall act diligently to retain a successor servicer. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed by the Owner. Notwithstanding anything to the contrary contained herein, in no event shall a termination of this Agreement or the Servicer hereunder terminate any indemnification obligations of the Servicer, which obligations shall survive any such termination.

          Section 6.02 Transfer of Servicing.

          On the Transfer Date or upon any termination of the Servicer as Servicer pursuant to Section 6.01, the Owner, or its designee, shall assume all servicing responsibilities related to, and the Servicer shall cease all servicing responsibilities related to the Mortgage Loans.

          On or prior to the related Transfer Date, the Servicer shall, at its sole cost and expense, take such steps as may be necessary or appropriate to effectuate and evidence the transfer of the servicing of the related Mortgage Loans to the Successor Servicer, including but not limited to the following:

          (a) Notice to Mortgagors. The Servicer shall mail to the Mortgagor of each related Mortgage Loan a letter advising such Mortgagor of the transfer of the servicing of the related Mortgage Loan to the Owner, or its designee, in accordance with RESPA; provided, however, such letters shall be substantially in the form attached hereto as Exhibit 14.

          (b) Mortgage Loans in Foreclosure. The servicing with respect to Mortgage Loans in foreclosure on or before the related Transfer Date shall not be transferred from the Servicer to the Owner or the successor servicer, as the case may be, and such Mortgage Loans shall continue to be serviced by the Servicer pursuant to the terms of this Agreement. However, if the Owner so elects, the Owner may waive the provisions of this paragraph (a) and accept transfer of servicing of such Mortgage Loans and all amounts received by the Servicer thereunder.

          (c) Servicing Advances. Subject to the limitations set forth in the definition of "Nonrecoverable Advances", the Servicer shall be entitled to be reimbursed for all unreimbursed Servicing Advances and any other advances made by the Servicer pursuant to this Agreement with respect to any Mortgage Loan on the related Transfer Date, but only if the servicer after the related Transfer Date is not the Servicer or an affiliate. In addition, the Owner shall cause the Servicer to be reimbursed for any accrued and unpaid Servicing Fees, Other Fees and for any trailing expenses representing Servicing Advances for which invoices are received by the Servicer after the Transfer Date; provided, that the Owner shall not be liable for any amounts pursuant to this paragraph unless the Servicer has requested reimbursement and delivered appropriate evidence of such reimbursable expense. The Owner shall cause the Servicer to be reimbursed for such trailing expenses within ten (10) Business Days of receipt of such documentation.

          (d) Notice to Taxing Authorities and Insurance Companies. The Servicer shall transmit to the applicable taxing authorities and insurance companies (including primary mortgage insurance policy insurers, if applicable) and/or agents, notification of the transfer of the servicing to the Owner, or its designee, and instructions to deliver all notices, tax bills and insurance statements, as the case may be, to the Owner from and after the related Transfer Date.

          (e) Delivery of Servicing Records. The Servicer shall forward to the Owner, or its designee, all servicing records and the Servicing File in the Servicer's possession relating to each related Mortgage Loan.

          (f) Escrow Payments. The Servicer shall provide the Owner, or its designee, with immediately available funds by wire transfer in the amount of the net Escrow Payments and suspense balances and all loss draft balances associated with the related Mortgage Loans. The Servicer shall also provide the Owner with an accounting statement of Escrow Payments and suspense balances and loss draft balances sufficient to enable the Owner to reconcile the amount of such payment with the accounts of the Mortgage Loans. Additionally, the Servicer shall wire transfer to the Owner the amount of any agency, trustee or prepaid Mortgage Loan payments and all other similar amounts held by the Servicer.

          (g) Payoffs and Assumptions. The Servicer shall provide to the Owner, or its designee, copies of all assumption and payoff statements generated by the Seller or the Servicer on the related Mortgage Loans from the related Cut-off Date to the related Transfer Date.

          (h) Mortgage Payments Received Prior to the Related Transfer Date. Prior to the related Transfer Date all payments received by the Servicer on each related Mortgage Loan shall be properly applied to the account of the particular Mortgagor.

          (i) Mortgage Payments Received After Transfer Date. The amount of any related Monthly Payments received by the Servicer after the related Transfer Date shall be forwarded to the Owner or its designee within two (2) Business Days after the date of receipt. The Servicer shall notify the Owner or its designee of the particulars of the payment, which notification requirement shall be satisfied if the Servicer forwards with its payment sufficient information to permit appropriate processing of the payment by the Owner or its designee. The Servicer shall assume full responsibility for the necessary and appropriate legal application of such Monthly Payments received by the Servicer after the related Transfer Date with respect to related Mortgage Loans then in foreclosure or bankruptcy; provided, for purposes of this Agreement, necessary and appropriate legal application of such Monthly Payments shall include, but not be limited to, endorsement of a Monthly Payment to the Owner with the particulars of the payment such as the account number, dollar amount, date received and any special Mortgagor application instructions and the Servicer shall comply with the foregoing requirements with respect to all Monthly Payments received by the it after the related Transfer Date.

          (j) Misapplied Payments. Misapplied payments shall be processed as follows:

          (i) All parties shall cooperate in correcting misapplication errors;

          (ii) The party receiving notice of a misapplied payment occurring prior to the related Transfer Date and discovered after the related Transfer Date shall immediately notify the other party;

          (iii) If a misapplied payment which occurred prior to the related Transfer Date cannot be identified and said misapplied payment has resulted in a shortage in a Custodial Account or Escrow Account, and such misapplied payment was the direct result of the Servicer's error, the Servicer shall be liable for the amount of such shortage. In such case, the Servicer shall reimburse the Owner for the amount of such shortage within thirty (30) days after receipt of written demand therefor from the Owner;

          (iv) If a misapplied payment which occurred prior to the related Transfer Date has created an improper Purchase Price as the result of an inaccurate outstanding principal balance and such misapplied payment was the direct result of the Servicer's error, a check shall be issued to the party shorted by the improper payment application within thirty (30) days after notice thereof by the other party; and

          (v) Any check issued under the provisions of this Section 6.02(j) shall be accompanied by a statement indicating the Owner Mortgage Loan identification number and an explanation of the allocation of any such payments.

          (k) Books and Records. On the related Transfer Date, the books, records and accounts of the Servicer with respect to the related Mortgage Loans shall be in accordance with all Accepted Servicing Practices.

          On the related Transfer Date, the Servicer shall comply with all of the provisions of this Agreement to effect a complete transfer of the servicing with respect to the related Mortgage Loans. Except as otherwise provided in this Agreement, on the related Transfer Date for each related Mortgage Loan, this Agreement, except for Articles VI, VIII, IX, X and Section
13.12 which shall survive the related Transfer Date, shall terminate with respect to such Mortgage Loan.

                                 ARTICLE VII

                               BOOKS AND RECORDS

          Section 7.01 Possession of Servicing Files Prior to the related Transfer Date.

          Prior to the related Transfer Date, the contents of each Servicing File are and shall be held in trust by the Servicer for the benefit of the Owner as the owner thereof. The Servicer shall maintain in the Servicing File a hard or electronic copy, if available, of each Mortgage Loan Document received by Owner or Owner's designee and the originals or copies of documents not delivered to the Owner in Servicer's possession received during the term of this Agreement. The possession of the Servicing File by the Servicer is at the will of the Owner for the sole purpose of servicing the related Mortgage Loan, pursuant to this Agreement, and such retention and possession by the Servicer is in its capacity as Servicer only and at the election of the Owner. The Servicer shall release its custody of the contents of any Servicing File only in accordance with written instructions from the Owner, unless such release is required as incidental to the Servicer's servicing of the Mortgage Loans pursuant to this Agreement, or is in connection with a repurchase of any Mortgage Loan by the related Seller pursuant to the related Purchase Agreement.

          The Servicer shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be marked clearly to reflect the ownership of each Mortgage Loan by the Owner. In particular, the Servicer shall maintain in its possession, available for inspection by the Owner or its designee, and shall deliver to the Owner or its designee upon written demand, evidence of compliance with all federal, state and local laws, rules and regulations, and requirements of Fannie Mae, including but not limited to documentation as to the method used in determining the applicability of the provisions of the National Flood Insurance Act of 1968, as amended, to the Mortgaged Property, documentation evidencing insurance coverage and eligibility of any condominium project for approval by Fannie Mae and periodic inspection reports as required by Section 2.13, as applicable.

          The Servicer shall keep at its servicing office books and records in which, subject to such reasonable regulations as it may prescribe, the Servicer shall note transfers of Mortgage Loans.

                                 ARTICLE VIII

                        INDEMNIFICATION AND ASSIGNMENT

          Section 8.01 Indemnification.

          (a) The Servicer agrees to indemnify and hold the Owner and any successor servicer harmless from any liability, claim, loss or damage (including, without limitation, any reasonable legal fees, judgments or expenses relating to such liability, claim, loss or damage) to the Owner directly or indirectly resulting from the Servicer's failure:

          (i) to observe and perform any or all of Servicer's duties, obligations, covenants, agreements, warranties or representations contained in this Agreement including, without limitation, Sections 4.04, 4.05, 4.12 and 4.13; or

          (ii) to comply with all applicable requirements with respect to the servicing of the Mortgage Loans as set forth herein.

          The Servicer immediately shall notify the Owner if a claim is made by a third party with respect to this Agreement. For purposes of this Section 8.01(a), "Owner" shall mean the Person then acting as the Owner under this Agreement and any and all Persons who previously were "Owners" under this Agreement.

          (b) The Owner agrees to indemnify and hold the Servicer harmless from any liability, claim, loss or damage (including without limitation, any reasonable legal fees, judgments or expenses relating to such liability, claim, loss or damage) to the Servicer (a) directly or indirectly resulting from the Owner's failure to observe and perform any or all of the Owner's duties, obligations, covenants, agreements, warranties or representations contained in this Agreement or (b) directly resulting from the Servicer taking any legal actions with respect to any Mortgage Loans and/or REO Properties in the name of the Servicer and without reference to the Owner, or (c) any act or omission on the part of the Owner, any prior servicer or any other third party which occurred in connection with the prior servicing of a Mortgage Loan, but, in each case, only to the extent such loss does not result from the failure of the Servicer (i) to observe and perform any or all of Servicer's duties, obligations, covenants, agreements, warranties or representations contained in this Agreement or in any other agreement pursuant to which the Servicer services or has serviced any such Mortgage Loan; or (ii) to comply with all applicable requirements with respect to the servicing of the Mortgage Loans as set forth herein or in any other agreement pursuant to which the Servicer services or has serviced any such Mortgage Loan.

          Section 8.02 Limitation on Liability of Servicer and Others.

          Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Owner for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment, provided, however, that this provision shall not protect the Servicer or any such person against any breach of warranties or representations made herein, its own negligent actions, or failure to perform its obligations in compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability, provided, however, that the Servicer may undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the Servicer shall be entitled to reimbursement from the Owner of the reasonable legal expenses and costs of such action.

          Section 8.03 Limitation on Resignation and Assignment by Servicer.

          The Owner has entered into this Agreement with the Servicer and subsequent purchasers will purchase the Mortgage Loans in reliance upon the independent status of the Servicer, and the representations as to the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof. Therefore, the Servicer shall not assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion hereof or sell or otherwise dispose of all or substantially all of its property or assets without the prior written consent of the Owner, which consent shall be granted or withheld in the reasonable discretion of the Owner.

          The Servicer may, without the consent of the Owner, retain third party contractors to perform certain servicing and loan administration functions, including without limitation, hazard insurance administration, tax payment and administration, flood certification and administration, collection services and similar functions; provided, that the retention of such contractors by Servicer shall not limit the obligation of the Servicer to service the Mortgage Loans pursuant to the terms and conditions of this Agreement.

          The Servicer shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer and the Owner or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner which Opinion of Counsel shall be in form and substance acceptable to the Owner. No such resignation shall become effective until a successor shall have assumed the Servicer's responsibilities and obligations hereunder in the manner provided in Section 6.02.

          Without in any way limiting the generality of this Section 8.03, in the event that the Servicer either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof or sell or otherwise dispose of all or substantially all of its property or assets to without the prior written consent of the Owner, then the Owner shall have the right to terminate this Agreement upon notice given as set forth in Section 6.01(a)(ii), without any payment of any penalty or damages and without any liability whatsoever to the Servicer or any third party.

          Notwithstanding any provision in this Agreement to the contrary, the Servicer may at any time upon notice to the Owner, or trustee in the case of a Reconstitution, and without the consent of any party, solely in connection with a financing or other facility (any such arrangement, an "Advance Facility"), assign as collateral security or pledge to another Person all its rights, title and interest under this Agreement to its rights to reimbursement of Servicing Advances.

          Section 8.04 Assignment by Owner.

          Subject to the limitations and requirements set forth in the fifth paragraph of Section 2.01, the Owner shall have the right, to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Owner hereunder, by executing an Assignment, Assumption and Recognition Agreement substantially in the form of Exhibit 6 attached hereto.

          Section 8.05 Merger or Consolidation of the Servicer.

          The Servicer will keep in full effect its existence, rights and franchises as a limited partnership under the laws of the state of its filing except as permitted herein, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its duties under this Agreement. Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation (including by means of the sale of all or substantially all of the Servicer's assets to such Person) to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer (whether or not related to loan servicing), shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the Servicer shall not, without the prior written approval of the Owner, be a party to any such merger, conversion or consolidation, or sell or otherwise dispose of all or substantially all of its business or assets if, (i) as a result of such merger, conversion or consolidation, sale or other disposition, an Event of Default under Section 11.01 hereof would exist with respect to such successor Servicer or (ii) such successor has (a) a residential primary servicer rating for servicing of mortgage loans issued by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., Fitch, Inc. or Moody's Investors Service, Inc. below "average" or its equivalent or (b) a net worth of less than $25,000,000.

          The Servicer shall give 90 days' prior written notice to the Owner to the extent permitted by applicable law of any such merger, conversion, consolidation, sale or other disposition to which the Servicer proposes to be a party. In the event that any successor entity to the Servicer fails to meet the requirements set forth in this Section 8.04 and the Owner does not consent to such successor becoming the servicer hereunder, then the Servicer shall have the right to terminate this Agreement with respect to the Servicer and any such successor upon notice given as set forth in Section 6.01, without any payment of any termination penalty or termination damages and without any additional liability whatsoever to the Servicer or any third party, except for liabilities accrued under this Agreement prior to the date of termination and for liabilities resulting from Owner's obligations hereunder, including the payment of the Servicing Fee pursuant to Section 4.03.

                                  ARTICLE IX

              REPRESENTATIONS, WARRANTIES AND COVENANTS OF OWNER

          As of the date hereof and on each date on which a Mortgage Loan Package becomes subject to the terms of this Agreement, the Owner warrants and represents to, and covenants and agrees with, the Servicer as follows:

          Section 9.01 Organization and Good Standing; Licensing.

          The Owner is a New York limited partnership duly organized, validly existing and has the power and authority to own its assets and to transact the business in which it is currently engaged.

          Section 9.02 Authorization; Binding Obligations.

          The Owner has the power and authority to make, execute, deliver and perform this Agreement, and perform all of the transactions contemplated to be performed by it under this Agreement, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Owner enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

          Section 9.03 No Consent Required.

          The Owner is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except such as have been obtained or made or as to which the failure to obtain or make will not materially adversely affect the ability of the Owner to perform all obligations hereunder.

          Section 9.04 No Violations.

          The execution, delivery and performance of this Agreement by the Owner will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Owner, except for violations that will not adversely affect the Owner's ability to perform its obligations under this Agreement or the certificate of incorporation of the Owner, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Owner is a party or by which the Owner may be bound.

          Section 9.05 Litigation.

          No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending or to the knowledge of the Owner threatened, against the Owner or with respect to this Agreement, which if adversely determined would have a material adverse effect on the transactions contemplated by this Agreement.

                                  ARTICLE X

                  REPRESENTATIONS AND WARRANTIES OF SERVICER

          As of the date hereof and on each date on which a Mortgage Loan Package becomes subject to the terms of this Agreement, the Servicer warrants and represents to, and covenants and agrees with, the Owner as follows:

          Section 10.01 Due Organization and Authority.

          The Servicer is a Texas limited partnership duly organized, validly existing and in good standing under the laws of the United States as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer, and in any event the Servicer is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan in accordance with the terms of this Agreement; the Servicer has the full power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments or transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Servicer; and all requisite action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms;

          Section 10.02 Ordinary Course of Business.

          The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer.

          Section 10.03 No Conflicts.

          Neither the execution and delivery of this Agreement, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Servicer's organizational documents or any legal restriction or any agreement or instrument to which the Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject, or impair the ability of the Owner to realize on the Mortgage Loans, or impair the value of the Mortgage Loans.

          Section 10.04 Ability to Service.

          The Servicer has the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans. The Servicer is in good standing to enforce and service mortgage loans in the jurisdiction wherein the Mortgaged Properties are located.

          Section 10.05 Ability to Perform.

          The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement.

          Section 10.06 No Litigation Pending.

          There is no action, suit, proceeding or investigation pending or to the best of Servicer's knowledge threatened against the Servicer, before any court, administrative agency or other tribunal asserting the invalidity of this Agreement, seeking to prevent the consummation of any of the transactions contemplated by this Agreement or which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer, or which would draw into question the validity of this Agreement, or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement.

          Section 10.07 No Consent Required.

          No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement, or the servicing of the Mortgage Loans as evidenced by the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the date hereof.

          Section 10.08 No Untrue Information.

          No statement, report or other document relating to the Servicer furnished or to be furnished by the Servicer pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained therein not misleading.

                                  ARTICLE XI

                                    DEFAULT

          Section 11.01 Events of Default.

          The following shall constitute an Event of Default under this Agreement on the part of the Servicer:

          (a) any failure by the Servicer to remit to the Owner any payment required to be made under the terms of this Agreement which continues unremedied for a period of two (2) Business Days after the date upon which notice of such failure is given to the Servicer, requiring the same to be remedied, shall have been given to the Servicer by the Owner; or

          (b) the failure by the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement or in the Custodial Agreement which continues unremedied for a period of 30 days after the date on which notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner (the date of delivery of such notice, the "Notice Date"); provided, however, that in the case of a failure that cannot be cured within thirty (30) days after the Notice Date, the cure period may be extended if the Servicer can demonstrate to the reasonable satisfaction of the Owner that the failure can be cured and the Servicer is diligently pursuing remedial action; or

          (c) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

          (d) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

          (e) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

          (f) the Servicer fails to maintain its license to do business or service residential mortgage loans in any jurisdiction where the Mortgaged Properties are located for more than thirty (30) days after receiving notice from any Person thereof; or

          (g) Any reduction, withdrawal or qualification of the servicing credit of the Servicer by any Rating Agency which results in the inability of the Servicer to act as a primary or special servicer for any mortgage-backed or asset-backed transaction rated or to be rated by any such Rating Agency; or

          (h) the Servicer attempts to assign its right to servicing compensation hereunder or the Servicer attempts, without the consent of the Owner, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof in a manner not permitted under this Agreement.

In each and every such case, so long as an Event of Default shall not have been remedied, in addition to whatsoever rights the Owner may have at law or equity to damages, including injunctive relief and specific performance, the Owner, by notice in writing to the Servicer, may terminate without compensation all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof.

          Upon receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 6.02. Upon written request from the Owner, the Servicer shall prepare, execute and deliver any and all documents and other instruments, place in such successor's possession all Mortgage Files to the extent initially provided to the Servicer, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Servicer's sole expense or as otherwise provided under Accepted Servicing Practices. The Servicer agrees to cooperate with the Owner and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

          Section 11.02 Waiver of Defaults.

          The Owner may waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

                                 ARTICLE XII

                                    CLOSING

          Section 12.01 Closing Documents.

          The Closing Documents shall consist of fully executed originals of the following documents:

          1.   this Agreement;

          2. a Custodial Account Letter Agreement or a Custodial Account Certification, as applicable, as required hereunder, in the form of either Exhibit 2 or 3 hereto;

          3. an Escrow Account Letter Agreement or an Escrow Account Certification, as applicable, as required hereunder, in the form of either Exhibit 4 or 5 hereto;

          4. an Officer's Certificate, in the form of Exhibit 7 hereto, with respect to the Servicer, including all attachments thereto.

                                 ARTICLE XIII

                           MISCELLANEOUS PROVISIONS

          Section 13.01 Notices.

          All notices, requests, demands and other communications which are required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given upon the delivery or mailing thereof, as the case may be, sent by registered or certified mail, return receipt requested:

          (a)  If to Owner to:

               Goldman Sachs Mortgage Company
               85 Broad Street
               New York, New York 10004
               Attention:  John Cassidy

               With a copy to:

               Goldman Sachs Mortgage Company
               85 Broad Street
               New York, New York 10004
               Attention: General Counsel

          (b)  If to Servicer:

               Countrywide Home Loans Servicing LP
               450 American Street
               MS SV3-A
               Simi Valley, California 93065
               Attention:  Thomas P. Lin

               With a copy to:

               Countrywide Home Loans, Inc.
               4500 Park Granada
               Calabasas, CA 91302
               Attention: Legal Department

          Section 13.02 Waivers.

          Any of the Servicer or the Owner may upon consent of all parties, by written notice to the others:

          (a) Waive compliance with any of the terms, conditions or covenants required to be complied with by the others hereunder; and

          (b) Waive or modify performance of any of the obligations of the others hereunder.

          The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other subsequent breach.

          Section 13.03 Entire Agreement; Amendment.

          This Agreement, including all documents and exhibits incorporated by reference herein, constitutes the entire agreement between the parties with respect to servicing of the Mortgage Loans. This Agreement may be amended and any provision hereof waived, but, only in writing signed by the party against whom such enforcement is sought.

          Section 13.04 Execution; Binding Effect.

          This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. Subject to Sections 8.02 and 8.03, this Agreement shall inure to the benefit of and be binding upon the Servicer and the Owner and their respective permitted successors and assigns.

          Section 13.05 Headings.

          Headings of the Articles and Sections in this Agreement are for reference purposes only and shall not be deemed to have any substantive effect.

          Section 13.06 Applicable Law.

          THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES), EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW.

          Section 13.07 Relationship of Parties.

          Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties. The duties and responsibilities of the Servicer shall be rendered by it as an independent contractor and not as an agent of the Owner. The Servicer shall have full control of all of its acts, doings, proceedings, relating to or requisite in connection with the discharge of its duties and responsibilities under this Agreement.

          Section 13.08 Severability of Provisions.

          If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

          Section 13.09 Recordation of Assignments of Mortgage.

          To the extent permitted by applicable law, each of the Assignments of Mortgage is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Owner or the Owner's designee.

          Section 13.10 Exhibits.

          The exhibits to this Agreement are hereby incorporated and made a part hereof and are integral parts of this Agreement.

          Section 13.11 Counterparts.

          This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

          Section 13.12 No Solicitation.

          The Owner and the Servicer each agree that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on its behalf, to personally, by telephone or mail, solicit the borrower or obligor under any Mortgage Loan for the purpose of refinancing such Mortgage Loan, provided, that the Servicer may solicit any mortgagor for whom the Servicer has received a mortgagor initiated request for verification of mortgage, a request for demand for payoff, a mortgagor initiated written or verbal communication indicating a desire to prepay the related Mortgage Loan, or the mortgagor initiates a title search, provided further, that the Servicer is not prohibited from responding to unsolicited requests or inquiries made by a mortgagor or an agent of a mortgagor. Notwithstanding the foregoing, the following solicitations, if undertaken by the or Servicer or any affiliate of the Servicer, shall not be prohibited: (i) solicitations which are directed to the general public at large, including, without limitation, mass mailing based on commercially acquired mailing lists, newspaper, radio and television advertisements and other mass media advertisements, (ii) promotions undertaken by the Servicer or any of its affiliates which concern optional insurance products (other than single premium credit life insurance) and (iii) borrower messages included on, and statement inserts provided with, the monthly statements sent to mortgagors; provided, however, that similar messages and inserts are sent to the borrowers of other mortgage loans owned by a multitude of Persons other than the Owner which are serviced by the Servicer.

          Section 13.13 Cooperation of Servicer with a Reconstitution.

          (a) The Servicer and the Owner agree that with respect to some or all of the Mortgage Loans, on one or more dates (each a "Reconstitution Date") at the Owner's sole option, the Owner may effect a sale (each, a "Reconstitution") of some or all of the Mortgage Loans then subject to this Agreement, without recourse, to:

          (i) Fannie Mae under its Cash Purchase Program or MBS Program (Special Servicing Option) (each a "Fannie Mae Transfer"); or

          (ii) Freddie Mac (the "Freddie Mac Transfer"); or

          (iii) one or more third party purchasers in one or more Whole Loan Transfers; or

          (iv) one or more trusts or other entities to be formed as part of one or more Securitization Transfers.

          With respect to each Whole Loan Transfer, Agency Transfer or Securitization Transfer, as the case may be, entered into by the Owner:

          (b) The Servicer agrees to execute (i) in connection with any Agency Transfer, any and all pool purchase contracts, and/or agreements reasonably acceptable to the Servicer among the Owner, the Servicer, Fannie Mae or Freddie Mac (as the case may be) and any servicer, (ii) in connection with a Whole Loan Transfer, a warranties and servicing agreement or a participation and servicing agreement in form and substance reasonably acceptable to the Servicer, and (iii) in connection with a Securitization Transfer, a pooling and servicing agreement or other similar agreement in form and substance reasonably acceptable to the Servicer (collectively the agreements referred to herein are designated, the "Reconstitution Agreements"); provided that provisions of such Reconstitution Agreements will not contain any substantially greater obligations of, or any substantially lower benefits to, the Servicer than those contained in this Agreement and each of the Servicer and Owner is given an opportunity to review and reasonably negotiate in good faith the content of such provisions (which shall not be more onerous than those required under this Agreement) including, but not limited to servicing representations and warranties (dated as of the settlement or closing date in connection with such Reconstitution (each, a "Reconstitution Date")) related to the Mortgage Loans for the period of time from the date on which the Servicer began servicing the Mortgage Loans through the Reconstitution Date to the effect that (a) the Servicer has serviced the Mortgage Loans in accordance with this Agreement and has provided accurate "paid through" data with respect to the Mortgage Loans to the Owner, (b) except as reflected in the "paid through" data delivered to the Owner, there is no payment default existing under any Mortgage or any Mortgage Note as of the cut-off date for the Reconstitution, and (c) to the best of the Servicer's knowledge, there is no non-payment default existing under any Mortgage or Mortgage Note, or any event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a non-payment default, breach, violation or event which would permit acceleration as of the closing date for the Reconstitution; and representations and warranties (dated as of the Reconstitution Date); and, provided, further, that each of the Servicer and the Owner is given an opportunity to review and reasonably negotiate in good faith the content of any such documents not specifically referenced or provided for herein. Servicer shall cooperate in good faith in negotiating any delinquency and cumulative loss termination triggers in the Reconstitution Agreement.

          (c) With respect to each Whole Loan Transfer and each Securitization Transfer entered into by the Owner, the Servicer agrees (1) to cooperate with the Owner and any prospective purchaser with respect to all reasonable requests and due diligence procedures including participating in meetings with rating agencies, bond insurers and such other parties as the Owner shall designate and participating in meetings with prospective purchasers of the Mortgage Loans or interests therein and providing information reasonably requested by such purchasers; (2) to execute, deliver and perform all Reconstitution Agreements required by the Owner; (3) (a) to restate the representations and warranties set forth in this Agreement as of the Reconstitution Date which shall not be more onerous than those required under this Agreement or (b) make the representations and warranties with respect to the servicing of the Mortgage Loans set forth in the related selling/servicing guide of the master servicer or issuer, as the case may be, or such representations and warranties with respect to the servicing of the Mortgage Loans as may be required by any Rating Agency or prospective purchaser of the related securities or such Mortgage Loans, in connection with such Reconstitution; provided, however, that such representations and warranties shall not be more onerous than those required under this Agreement. The Servicer shall use its reasonable best efforts to provide to such master servicer or issuer, as the case may be, and any other participants in such
Reconstitution: (i) any and all information and appropriate verification of information which may be reasonably available to the Servicer or its affiliates, whether through letters of its auditors and counsel or otherwise, as the Owner or any such other participant shall reasonably request and (ii) subject to the provisions of Section 13.13(b), to execute, deliver and satisfy all conditions set forth in any indemnity agreement required by the Owner or any such participant.

          (d) In connection with any Securitization Transfer, the Servicer shall, if requested by the Owner or its designee, deliver to the Owner or its designee within 7 Business

Days after such request information with respect to such Servicer information reasonably requested by the Owner or its designee and the information set forth under Item 1108(b) of Regulation AB (collectively, the "Servicer Information"), which as of the date hereof includes:

          (i) a description of the Servicer's form of organization;

          (ii) a description of how long the Servicer has been servicing residential mortgage loans; a general discussion of the Servicer's experience in servicing assets of any type as well as a more detailed discussion of the Servicer's experience in, and procedures for the servicing function it will perform under the Servicing Agreement; material information regarding the size, composition and growth of the Servicer's portfolio of mortgage loans of the type similar to the Mortgage Loans and information on factors related to the Servicer that may be material to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable (including, without limitation, whether any prior securitizations of mortgage loans of the type similar to the Mortgage Loans involving the Servicer have defaulted or experienced an early amortization or other performance triggering event because of servicing, the extent of outsourcing the Servicer utilizes or if there has been previous disclosure of material noncompliance with Servicing Criteria with respect to other securitizations involving the Servicer);

          (iii) a description of any material changes to the Servicer's policies or procedures in the servicing function it will perform in under the Agreement for mortgage loans of the type similar to the Mortgage Loans during the past three years; and

          (iv) information regarding the Servicer's financial condition to the extent that there is a material risk that the effect on one or more aspects of servicing resulting from such financial condition could have a material impact on the performance of the pool of Mortgage Loans or performance of the related asset-backed securities.

          (e) The Servicer shall indemnify the Owner, any party acting as depositor in any Securitization Transfer, each Person who controls the Owner or such depositor, and each underwriter and placement agent in any Securitization Transfer, and hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that each of them may sustain in any way related to any information provided by or on behalf of the Servicer regarding the Servicer Information. For purposes of the previous sentence, "Owner" shall mean the Person then acting as the Owner under this Agreement and any and all Persons who previously were "Owners" under this Agreement. The Owner shall indemnify the Servicer and each Person who controls the Servicer and hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that each of them may sustain in any way related to any information provided by the Owner in any offering document prepared in connection with any Reconstitution.

          (f) The Servicer shall execute one or more subservicing agreements between the Servicer and the Owner and/or any master servicer which is generally considered to be a prudent master servicer in the secondary mortgage market, designated by the Owner in its sole discretion after consultation with the Servicer and/or one or more custodial and servicing agreements among the Owner, the Servicer and a third party custodian/trustee which is generally considered to be a prudent custodian/trustee in the secondary mortgage market designated by the Owner in its sole discretion after consultation with the Servicer, in either case for the purpose of pooling the Mortgage Loans with other mortgage loans not the subject of this Agreement in connection with a Reconstitution; and

          (g) Any execution of a subservicing agreement or Reconstitution Agreement by the Servicer shall be conditioned on the Servicer receiving the Servicing Fee or such other servicing fee acceptable to Servicer. Notwithstanding any provision to the contrary in this Agreement, in the event that the Servicer is the master servicer, servicer or sub-servicer with respect to a Reconstitution, the Owner agrees that in such Reconstitution any servicing performance termination triggers shall be approved by the Servicer in its reasonable discretion; provided, that in the event that the Servicer does not approve any servicing performance termination triggers, the Owner shall have the right to terminate the Servicer hereunder (a "Servicing Performance Trigger Termination") and designate a successor servicer to act as master servicer, servicer or sub-servicer with respect to the Reconstitution, subject to payment of any termination fee as set forth in the applicable Commitment Letter, pursuant to Section 6.01(b). All Mortgage Loans not sold or transferred pursuant to a Whole Loan Transfer or Pass-Through Transfer shall be subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.

          (h) All Mortgage Loans not sold or transferred pursuant to a Reconstitution shall remain subject to this Agreement and with respect thereto this Agreement shall remain in full force and effect. Any execution of a Reconstitution Agreement by the Servicer shall be conditioned on the Servicer receiving the Servicing Fee or such other servicing fee acceptable to Servicer. Notwithstanding any provision to the contrary in this Agreement, in the event that the Servicer is the master servicer, servicer or sub-servicer with respect to a Reconstitution, the Owner agrees that in such Reconstitution any servicing performance termination triggers shall be included upon approved by the Servicer in its reasonable discretion.

          (i) The Owner agrees to execute a confidentiality agreement in the form of Exhibit 10 hereto prior to any Securitization Transfer and that its obligation under this clause (i) may not be assigned.

          Section 13.14 Trademarks.

          The Owner and the Servicer agree that they and their employees, subcontractors and agents, shall not, without the prior written consent of the other party in each instance, (i) use in advertising, publicity or otherwise the name of each and every other party to this Agreement or their Affiliates or any of their managing directors, partners or employees, nor any trade name, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof owned by the other party or their Affiliates, or (ii) represent, directly or indirectly, any product or any service provided by the Owner and the Servicer as approved or endorsed by the other parties to this Agreement or their Affiliates.

          Section 13.15 Confidentiality of Information.

          If, during the term of this Agreement, Owner requests that Servicer provide to Owner non-public, confidential information related to Servicer and other affiliates of Servicer (collectively, "Countrywide"), and if Countrywide, in its sole discretion agrees to provide this information, the parties agree that they shall enter into a confidentiality agreement in form and substance mutually agreeable to the parties prior to the release of such information (which obligation shall not be assigned by the Owner).

          Section 13.16 Seller Representations and Warranties

          The Owner hereby covenants that, as of the date of the related Commitment Letter, the Servicer shall be the successor servicer of the Mortgage Loans under the related Purchase Agreement or the Seller shall have executed an acknowledgment agreement and in both cases, without further steps having to be taken by the Owner, the Seller or the Servicer, the Servicer is entitled to (a) the benefit of the representations and warranties made by the Seller to the Owner in the related Purchase Agreement and (b) the rights and remedies available to the Owner under such Purchase Agreement with respect to such representations and warranties (including, but not limited to, the right to enforce the Seller's indemnification obligations under the Purchase Agreement). Upon request of the Servicer, the Owner shall deliver to the Servicer the related acknowledgment agreement, Purchase Agreement or any revisions to the Owner's seller guide.

          Section 13.17 Waiver of Trial by Jury.

          THE SERVICER AND THE OWNER EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          Section 13.18 LIMITATION OF DAMAGES.

          NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, THE PARTIES AGREE THAT NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES WHATSOEVER, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT LIABILITY), OR ANY OTHER LEGAL OR EQUITABLE PRINCIPLE, PROVIDED, HOWEVER, THAT SUCH LIMITATION SHALL NOT BE APPLICABLE WITH RESPECT TO THIRD PARTY CLAIMS MADE AGAINST A PARTY.

          Section 13.19 SUBMISSION TO JURISDICTION; WAIVERS.

          The Servicer and the Owner hereby irrevocably and unconditionally:

          (a) SUBMITS FOR ITSELF IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL

JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

          (b) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

          (c) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

                       [SIGNATURES APPEAR ON NEXT PAGE]

          IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

                                       GOLDMAN SACHS MORTGAGE COMPANY
                                           (Owner)

                                       By: GOLDMAN SACHS REAL ESTATE FUNDING
                                           CORP., its General Partner

                                       By: ___________________________________
                                           Name:______________________________
                                           Title:_____________________________

                                       COUNTRYWIDE HOME LOANS SERVICING LP,
                                           a Texas limited partnership
                                           (Servicer)

                                       By: COUNTRYWIDE GP, INC., general
                                           partner

                                       By: ___________________________________
                                           Name:______________________________
                                           Title:_____________________________

                                   EXHIBIT 1

                                MONTHLY REPORTS

                                 Trial Balance
                                  Remittance
                                  Delinquency


                                   Exh. 1-1

                                   EXHIBIT 2

                        CUSTODIAL ACCOUNT CERTIFICATION

                                                              _______ __, 200_

          The Servicer hereby certifies that it has established the account described below as a Custodial Account pursuant to Section 2.04 of the Flow Servicing Agreement, dated as of May 1, 2005, Fixed and Adjustable Rate Mortgage Loans. The Custodial Account shall be a Special Deposit Account.

Title of Account:                      Countrywide Home Loans Servicing LP, in
                                       trust for "Goldman Sachs Mortgage
                                       Company."

Account Number:                        _____________________

Address of office or branch
   of the Servicer at
   which Account is maintained:        ______________________________

                                          COUNTRYWIDE HOME LOANS SERVICING LP,
                                              Servicer

                                          By: ________________________________
                                              Name:___________________________
                                              Title:__________________________
                                              Date:___________________________


                                   Exh. 2-1

                                   EXHIBIT 3

                      CUSTODIAL ACCOUNT LETTER AGREEMENT

                                                              _______ __, 200_

To:   _________________________________
      _________________________________
      _________________________________
      (the "Depository")

          As Servicer under the Flow Servicing Agreement, dated as of May 1, 2005, Fixed and Adjustable Rate Mortgage Loans (the "Agreement"), we hereby authorize and request you to establish an account, as a Custodial Account pursuant to Section 2.04 of the Agreement, to be designated "Countrywide Home Loans Servicing LP, as servicer, in trust for [Name of Owner]" All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.

                                       COUNTRYWIDE HOME LOANS SERVICING LP
                                           Servicer

                                       By: ___________________________________
                                           Name:______________________________
                                           Title:_____________________________
                                           Date:______________________________


                                   Exh. 3-1

          The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number __________, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The Custodial Account shall be a Special Deposit Account. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation.

                                       _______________________________________
                                                    Depository

                                       By: ___________________________________
                                           Name:______________________________
                                           Title:_____________________________
                                           Date:______________________________


                                   Exh. 3-2

                                   EXHIBIT 4

                         ESCROW ACCOUNT CERTIFICATION

                                                           _________ ___, 200_

          ________________________ hereby certifies that it has established the account described below as an Escrow Account pursuant to Section 2.06 of the Flow Servicing Agreement, dated as of May 1, 2005, Fixed and Adjustable Rate Residential Mortgage Loans. The Escrow Account shall be a Special Deposit Account.

Title of Account:                 "Countrywide Home Loans Servicing LP, in
                                  trust for [Name of Owner], and various
                                  Mortgagors."

Account Number:                   ___________________

Address of office or branch
   of the Servicer at
   which Account is maintained:   _________________________

                                       _______________________________________

                                       _______________________________________

                                       _______________________________________


                                       COUNTRYWIDE HOME LOANS SERVICING LP

                                       Servicer

                                       By: ___________________________________
                                           Name:______________________________
                                           Title:_____________________________
                                           Date:______________________________


                                   Exh. 4-1

                                   EXHIBIT 5

                        ESCROW ACCOUNT LETTER AGREEMENT

                                                             _______ ___, 200_

To:___________________________________
   ___________________________________
   ___________________________________
   (the "Depository")

          As Servicer under the Flow Servicing Agreement, dated as of May 1, 2005, Fixed and Adjustable Rate Residential Mortgage Loans (the "Agreement"), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to Section 2.06 of the Agreement, to be designated as "Countrywide Home Loans Servicing LP, in trust for [Name of Owner], and various Mortgagors." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.

                                       COUNTRYWIDE HOME LOANS SERVICING LP
                                           Servicer

                                       By: ___________________________________
                                           Name:______________________________
                                           Title:_____________________________
                                           Date:______________________________


                                   Exh. 5-1

          The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number ______, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The Escrow Account shall be a Special Deposit Account. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation.

                                       _______________________________________
                                                     Depository

                                       By: ___________________________________

                                           Name:______________________________

                                           Title:_____________________________

                                           Date:______________________________


                                   Exh. 5-2

                                   EXHIBIT 6

           FORM OF ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

          THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, dated ______________("Agreement"), among Goldman Sachs Mortgage Company
("Assignor"), GS Mortgage Securities Corp. ("Assignee") and Countrywide Home Loans Servicing LP (the "Company").

          For and in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

          1. Assignment, Assumption and Conveyance

          The Assignor hereby conveys, sells, grants, transfers and assigns to the Assignee all of the right, title and interest (other than those rights specifically retained by the Assignor pursuant to this Agreement) of the Assignor, as purchaser, in, to and under (a) those certain Mortgage Loans listed on the schedule (the "Mortgage Loan Schedule") attached hereto as Exhibit A (the "Mortgage Loans"), and (b) solely insofar as it relates to the Mortgage Loans, that certain Flow Servicing Agreement, dated as of May [__] 2005 (the "Servicing Agreement"), by and between the Assignor (in such capacity, the "Owner") and the Company. The Assignor hereby agrees that it will (i) deliver possession of notes evidencing the Mortgage Loans to, or at the direction of, the Assignee or its designee and (ii) take in a timely manner all necessary steps under all applicable laws to convey and to perfect the conveyance of the Mortgage Loans as required under the Pooling Agreement (as defined below).

          The Assignor specifically reserves and does not assign to the Assignee hereunder (i) any and all right, title and interest in, to and under and any obligations of the Assignor with respect to any mortgage loans subject to the Servicing Agreement that are not the Mortgage Loans set forth on the Mortgage Loan Schedule and are not the subject of this Agreement, (ii) any rights and obligations of the Assignor pursuant to the Servicing Agreement arising prior to the date hereof, (iii) the rights and obligations of the Owner under Section 6.01(b) (relating to the Owner's right to terminate the Company), Section 4.09 (relating to the Owner's right to receive information from the Servicer) and Sections 13.13(i) and 13.15 (relating the Owner's obligation to execute certain confidentiality agreements) or (iv) any rights of the Assignor under the Commitment Letter, dated as of [_____ __], 200[_] (the "Commitment Letter") between the Owner and the Company, which rights shall survive the execution and delivery of this Agreement.

          The Assignee hereby assumes all of the Assignor's obligations under the Mortgage Loans and the Servicing Agreement solely insofar as such obligations relate to the Mortgage Loans, other than the obligations set forth in clauses (ii) and (iii) of the preceding paragraph.

          The parties hereto agree that, notwithstanding anything to the contrary contained in the Commitment Letter, with respect to the Mortgage Loans being serviced under the


                                   Exh. 6-1

Servicing Agreement: (a) the Servicing Fee Rate for the Mortgage Loans shall be the rate set forth on the Mortgage Loan Schedule, (b) the REO Management Fee for the Mortgage Loans shall be [__], (c) [the Other Fees with respect to the Mortgage Loans shall include ___] and (d) the fee upon termination of the Company as Servicer of the Mortgage Loans shall be [__]%.

          2. Recognition of the Company

          From and after the date hereof (the "Securitization Closing Date"), the Company shall and does hereby recognize that the Assignee will transfer the Mortgage Loans and assign its rights under the Servicing Agreement (solely to the extent set forth herein) and this Agreement to _____________________, as trustee (including its successors in interest and any successor trustees under the Pooling Agreement, the "Trustee"), of the __________________ (the "Trust") created pursuant to a Pooling and Servicing Agreement or Trust Agreement, dated as of _________________ (the "Pooling Agreement"), among the Assignee, the Trustee and ____________________, as servicer (including its successors in interest and any successor servicer under the Pooling Agreement, the "Servicer"). The Company hereby acknowledges and agrees that from and after the date hereof (i) the Trust will be the owner of the Mortgage Loans and the Servicer will be the servicer of the Mortgage Loans on or after the applicable Transfer Date pursuant to the terms set forth in the Pooling Agreement, (ii) the Company shall look solely to the Trust (including the Trustee and the Servicer acting on the Trust's behalf) for performance of any obligations of the Assignor under the Mortgage Loans and the Servicing Agreement (solely insofar as it relates to the Mortgage Loans) (except for such obligations of the Assignor retained by the Assignor hereunder), (iii) the Trust (including the Trustee and the Servicer acting on the Trust's behalf) shall have all the rights and remedies available to the Assignor, insofar as they relate to the Mortgage Loans, under the Purchase Agreement and the Servicing Agreement, including, without limitation, the enforcement of the document delivery requirements set forth in Section 6.03 of the Purchase Agreement, and shall be entitled to enforce all of the obligations of the Company thereunder insofar as they relate to the Mortgage Loans, including without limitation, the remedies for breaches of representations and warranties set forth in Article 10 of the Servicing Agreement (except for the rights and remedies retained by the Assignor hereunder), (iv) all references to the Owner under the Servicing Agreement insofar as they relate to the Mortgage Loans shall be deemed to refer to the Trust (except to the extent of the rights and obligations retained by the Assignor hereunder) (including the Trustee and the Servicer acting on the Trust's behalf) and (v) the Mortgage Loans will be part of a REMIC, and the Company shall service the Mortgage Loans and any real property acquired upon default thereof (including, without limitation, making or permitting any modification, waiver or amendment of any term of any Mortgage Loan) prior to the applicable Transfer Date in accordance with the Servicing Agreement but in no event in a manner that would (A) cause the REMIC to fail to qualify as a REMIC or (B) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code, the tax on contributions to a REMIC set forth in Section 860G(d) of the Code, and the tax on "net income from foreclosure property" as set forth in Section 860G(c) of the Code). Neither the Company nor the Assignor shall amend or agree to amend, modify, waiver, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans or the Company's performance under the Servicing Agreement with respect to the Mortgage Loans without the prior written consent of the Trustee.


                                   Exh. 6-2

          3. Representations and Warranties of the Company

          The Company warrants and represents to and covenants with, the Assignor, the Assignee and the Trust as of the date hereof that:

          (a) The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation;

          (b) The Company has full power and authority to execute, deliver and perform its obligations under this Agreement and has full power and authority to perform its obligations under this Agreement and the Servicing Agreement The execution by the Company of this Agreement is in the ordinary course of the Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Company's charter or bylaws or any legal restriction, or any material agreement or instrument to which the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject. The execution, delivery and performance by the Company of this Agreement have been duly authorized by all necessary corporate action on part of the Company. This Agreement has been duly executed and delivered by the Company, and, upon the due authorization, execution and delivery by the Assignor and the Assignee, will constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

          (c) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Company in connection with the execution, delivery or performance by the Company of this Agreement or the consummation by it of the transaction contemplated hereby;

          (d) The Company shall establish a Custodial Account and an Escrow Account under the Servicing Agreement in favor of the Trust with respect to the Mortgage Loans separate from the Custodial Account and Escrow Account previously established under the Servicing Agreement in favor of the Assignor;

          (e) There is no action, suit, proceeding or investigation pending or threatened against the Company, before any court, administrative agency or other tribunal, which would draw into question the validity of this Agreement or the Servicing Agreement, or which, either in any one instance or in the aggregate, is likely to result in any material adverse change in the ability of the Company to perform its obligations under this Agreement or the Servicing Agreement, and the Company is solvent;

          (f) The Company has serviced the Mortgage Loans in accordance with the Servicing Agreement and has provided accurate "paid through" data (assuming the correctness of all "paid through" data provided by the Assignor to the Company at the


                                   Exh. 6-3
     time the Company began servicing the Mortgage Loans) with respect to the Mortgage Loans to the Assignor;

          (g) Except as reflected in the "paid through" data delivered to the Assignor (assuming the correctness of all "paid through" data provided by the Assignor to the Company at the time the Company began servicing the Mortgage Loans), there is no payment default existing under any Mortgage or any Mortgage Note as of the Securitization Closing Date; and

          (h) To the Company's knowledge, there is no non-payment default existing under any Mortgage or Mortgage Note, or any event which, with the passage of time or with notice and the termination of any grace or cure period, would constitute a non-payment default, breach, violation or event which would permit acceleration as of the Securitization Closing Date.

          Pursuant to Section 13.13 of the Servicing Agreement, the Company hereby represents and warrants, for the benefit of the Assignor, the Assignee and the Trust, that the representations and warranties set forth in Article X of the Servicing Agreement are true and correct as of the date hereof as if such representations and warranties were made on the date hereof.

          4. Representations and Warranties of the Assignor

          The Assignor warrants and represents to the Assignee and the Trust as of date hereof that:

          (a) The Assignor is the sole owner of record and holder of the Mortgage Loan and the indebtedness evidenced by each Mortgage Note. The Mortgage Loan is not assigned or pledged, and the Assignor has good, indefeasible and marketable title thereto, and has full right to transfer and sell the Mortgage Loan to the Assignee free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement and following the sale of each Mortgage Loan, the Assignee will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest. The Assignor intends to relinquish all rights to possess, control and monitor the Mortgage Loan;

          (b) The Assignor has not waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has the Company waived any default resulting from any action or inaction by the Mortgagor;

          (c) With respect to the Mortgage Loans, any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity and disclosure laws, all applicable predatory and abusive lending laws or unfair and deceptive practices laws applicable to the Mortgage Loan, including, without limitation, any


                                   Exh. 6-4
     provisions related to Prepayment Premiums, have been complied with, the consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations; and

          (d) With respect to the Mortgage Loans, none of the Mortgage Loans are (a) subject to the Home Ownership and Equity Protection Act of 1994 or (b) classified as "high cost," "threshold," "covered" or "predatory" loans under any other applicable federal, state or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees).

          5. Remedies for Breach of Representations and Warranties of the Assignor

          The Assignor hereby acknowledges and agrees that in the event of any breach of the representations and warranties made by the Assignor set forth in
Section 4 hereof that materially and adversely affects the value of the Mortgage Loans or the interest of the Assignee or the Trust therein, within 60 days of the earlier of either discovery by or notice to the Assignor of such breach of a representation or warranty, it shall cure, purchase, cause the purchase of, or substitute for the applicable Mortgage Loan in the same manner and subject to the conditions set forth in Section [___] of the Pooling Agreement with respect to the Assignee's obligations to provide certain representations and warranties for the Mortgage Loans.

          6. Miscellaneous

          (a) This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          (b) No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced, with the prior written consent of the Trustee.

          (c) This Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto and (ii) the Trust (including the Trustee and the Servicer acting on the Trust's behalf). Any entity into which the Assignor, Assignee or Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively, hereunder.

          (d) Each of this Agreement and the Servicing Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Purchase Agreement and the Servicing Agreement (to the extent assigned hereunder) by the Assignor to the Assignee and by Assignee to the Trust and nothing contained herein shall supersede or amend the terms of the Purchase Agreement and the Servicing Agreement.


                                   Exh. 6-5

          (e) This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

          (f) In the event that any provision of this Agreement conflicts with any provision of the Purchase Agreement or the Servicing Agreement with respect to the Mortgage Loans, the terms of this Agreement shall control.

          (g) Capitalized terms used in this Agreement (including the exhibits hereto) but not defined in this Agreement shall have the meanings given to such terms in the

     Purchase Agreement or the Servicing Agreement, as applicable.

                           [SIGNATURE PAGE FOLLOWS]


                                   Exh. 6-6

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                                       GS MORTGAGE SECURITIES CORP.

                                       By: ___________________________________
                                           Name:______________________________
                                           Title:_____________________________

                                       GOLDMAN SACHS MORTGAGE COMPANY, a New
                                           York limited partnership

                                       By: GOLDMAN SACHS REAL ESTATE FUNDING
                                           CORP., a New York corporation, as
                                           General Partner

                                       By: ___________________________________
                                           Name:______________________________
                                           Title:_____________________________

                                       COUNTRYWIDE HOME LOANS SERVICING LP, a
                                           Texas limited partnership
                                           (Servicer)

                                       By: COUNTRYWIDE GP, INC., general
                                           partner

                                       By: ___________________________________
                                           Name:______________________________
                                           Title:_____________________________


                                   Exh. 6-7

               EXHIBIT A TO ASSIGNMENT AND RECOGNITION AGREEMENT

                            Mortgage Loan Schedule


                                   Exh. 6-8

                                   EXHIBIT 7

                         FORM OF OFFICER'S CERTIFICATE

          I, ____________________, hereby certify that I am the duly elected [Vice] President of [Servicer], a federal savings bank organized under the laws of the United States (the "Company") and further as follows:

          1. Attached hereto as Exhibit 1 is a true, correct and complete copy of the partnership agreement of the Company which is in full force and effect on the date hereof and which has been in effect without amendment, waiver, rescission or modification.

          2. Attached hereto as Exhibit 2 is an original certificate of good standing of the Company issued within ten days of the date hereof, and no event has occurred since the date thereof which would impair such standing.

          3. Attached hereto as Exhibit 3 is a true, correct and complete copy of the resolutions of the partnership of the Company authorizing the Company to execute and deliver the Flow Servicing Agreement, dated as of May 1, 2005, between the Company, and Goldman Sachs Mortgage Company (the "Owner"), (the "Flow Servicing Agreement") and such resolutions are in effect on the date hereof.

          4. Each person listed on Exhibit 4 attached hereto who, as an officer or representative of the Company, signed (a) the Flow Servicing Agreement, and (b) any other document delivered or on the date hereof in connection with any purchase described in the agreements set forth above was, at the respective times of such signing and delivery, and is now, a duly elected or appointed, qualified and acting officer or representative of the Company, who holds the office set forth opposite his or her name on Exhibit 4, and the signatures of such persons appearing on such documents are their genuine signatures.


                                   Exh. 7-1

          IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Company.

Dated:_______________________________
                                       By: ___________________________________
                                           Name:______________________________
[Seal]                                     Title: [Vice] President

          I, ________________________, an [Assistant] Secretary of [Servicer], hereby certify that ____________ is the duly elected, qualified and acting [Vice] President of the Company and that the signature appearing above is [her] [his] genuine signature.

          IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:_______________________________
                                       By: ___________________________________
                                           Name:______________________________
[Seal]                                     Title: [Vice] President


                                   Exh. 7-2

                                 EXHIBIT 4 to
                        Company's Officer's Certificate

          NAME                      TITLE                    SIGNATURE
          ----                      -----                    ---------

________________________  ________________________  __________________________

________________________  ________________________  __________________________

________________________  ________________________  __________________________

________________________  ________________________  __________________________

________________________  ________________________  __________________________

________________________  ________________________  __________________________

________________________  ________________________  __________________________


                                   Exh. 7-3

                                   EXHIBIT 8

                            MORTGAGE LOAN DOCUMENTS

          The following documents shall constitute the Mortgage Loan Documents with respect to each Mortgage Loan:

          (a) the original Mortgage Note bearing all intervening endorsements, endorsed "Pay to the order of _________, without recourse" and signed in the name of the last endorsee (the "Last Endorsee") by an authorized officer. To the extent that there is no room on the face of the Mortgage Notes for endorsements, the endorsement may be contained on an allonge, if state law so allows and the Custodian is so advised by the Owner that state law so allows. If the Mortgage Loan was acquired by the Seller in a merger, the endorsement must be by "[Last Endorsee], successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the Last Endorsee while doing business under another name, the endorsement must be by "[Last Endorsee], formerly known as [previous name]"; the original of any guarantee executed in connection with the Mortgage Note;

          (c) the original Mortgage with evidence of recording thereon. If in connection with any Mortgage Loan, the Owner cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the Seller shall deliver or cause to be delivered to the Custodian, a photocopy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Owner (or certified by the title company, escrow agent, or closing attorney) stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Custodian upon receipt thereof by the Owner; or (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage;the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon;

          (e) the original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording. The Assignment of Mortgage must be duly recorded only if recordation is either necessary under applicable law or commonly required by private institutional mortgage investors in the area where the Mortgaged Property is located or on direction of the Owner as provided in this Agreement. If the Assignment of Mortgage is to be recorded, the Mortgage shall be assigned to the Owner or as directed


                                   Exh. 8-1
     by the Owner. If the Assignment of Mortgage is not to be recorded, the Assignment of Mortgage shall be delivered in blank. If the Mortgage Loan was acquired by the Seller in a merger, the Assignment of Mortgage must be made by "[Seller], successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the Owner while doing business under another name, the Assignment of Mortgage must be by "[Seller], formerly known as [previous name]";

          (f) the originals of all intervening assignments of mortgage (if any) evidencing a complete chain of assignment from the Originator to the Last Endorsee with evidence of recording thereon, or if any such intervening assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of mortgage, the Seller shall deliver or cause to be delivered to the Custodian, a photocopy of such intervening assignment, together with (i) in the case of a delay caused by the public recording office, an Officers Certificate of the Owner (or certified by the title company, escrow agent, or closing attorney) stating that such intervening assignment of mortgage has been dispatched to the appropriate public recording office for recordation and that such original recorded intervening assignment of mortgage or a copy of such intervening assignment of mortgage certified by the appropriate public recording office to be a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the Custodian upon receipt thereof by the Seller; or (ii) in the case of an intervening assignment where a public recording office retains the original recorded intervening assignment or in the case where an intervening assignment is lost after recordation in a public recording office, a copy of such intervening assignment certified by such public recording office to be a true and complete copy of the original recorded intervening assignment;

          (g) The original mortgagee policy of title insurance or, in the event such original title policy is unavailable, a certified true copy of the related policy binder or commitment for title certified to be true and complete by the title insurance company (provided, that the original mortgagee policy of title insurance shall be added when available);

          (h) original powers of attorney, if applicable, or, if in connection with any Mortgage Loan, the Seller cannot deliver or cause to be delivered the original power of attorney with evidence of recording thereon, if applicable, because of a delay caused by the public recording office, the Seller shall deliver or cause to be delivered to the Custodian, a photocopy of such power of attorney, together with an Officer's Certificate of the Seller (or certified by the title company, escrow agent, or closing attorney) stating that such power of attorney has been dispatched to the appropriate public recording office for recordation and that the original recorded power of attorney or a copy of such power of attorney certified by such public recording office to be a true and complete copy of the original recorded power of attorney will be promptly delivered to the Custodian upon receipt thereof by the Seller; and

          (i) security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage.


                                   Exh. 8-2

          The following documents, together with the Mortgage Loan Documents, shall constitute the Mortgage File with respect to each Mortgage Loan:

          (a) The original hazard insurance policy and, if required by law, flood insurance policy.

          (b) Residential loan application.

          (c) Mortgage Loan closing statement.

          (d) Verification of employment and income except for Mortgage Loans originated under a Limited Documentation Program.

          (e) Verification of acceptable evidence of source and amount of downpayment.

          (f) Credit report on the Mortgagor.

          (g) Residential appraisal report, if available.

          (h) Photograph of the Mortgaged Property.

          (i) Survey of the Mortgaged Property, if any.

          (j) Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, ie., map or plat, restrictions, easements, sewer agreements, home association declarations, etc.

          (k) All required disclosure statements.

          (l) If available, termite report, structural engineer's report, water potability and septic certification.

          (m) Sales contract, if applicable.

          (n) Tax receipts, insurance premium receipts, ledger sheets, payment history from date of origination, insurance claim files, correspondence, current and historical computerized data files, and all other processing, underwriting and closing papers and records which are customarily contained in a mortgage loan file and which are required to document the Mortgage Loan or to service the Mortgage Loan.

          (o) Amortization schedule, if applicable.


                                   Exh. 8-3

                                   EXHIBIT 9

                                DATA DICTIONARY

Field
Loan Number
Prior Loan Number
Custodian File Number
Custodian Loan Number
Origination Date
Original Balance
First Payment Date
Original Maturity Date
Original Term
Balloon Flag
Loan Type
Amortization Type
Original Amortization Term
Interest Calculation Method
Daily Simple Interest Flag
Original Principal and Interest
Original Interest Rate
Arm Index Description
Margin
ARM Rounding Feature
Lookback Days
First Payment Reset Date
First Rate Reset Date
Initial Rate Reset Period
Rate Reset Period
Initial Payment Reset Period
Payment Reset Period
Initial Rate Adjustment Cap
Rate Adjustment Cap
Lifetime Caps
Lifetime Floor
Max Rate
Min Rate
Negative Amortization Flag
Negam Percent Cap
Payment Cap
Servicing Fee
Property Type
Property Address
Property City
Property State
Property Zip


                                   Exh. 9-1

Borrower Name
CoBorrower Name
Original FICO score
Original Credit Grade
Original Loan To Value Ratio
Original Appraised Value
Original Appraisal Date
Original Appraisal Firm
Original Purchase Price
Purchase BPO
Purchase BPO Date
Lien Position
Original Senior Lien Amount
PMI Provider
PMI Coverage Percentage
PMI Certificate ID
Occupancy Type
Purpose of Loan
Prepayment Flag
Prepayment Penalty Type
Prepayment Term
As Of Date
Loan Number
Investor Number
Investor Category
Current Maturity Date
Remaining Term
Current Principal & Interest Payment
Current Interest Rate
Next Payment Reset Date
Next Rate Reset Date
Next Due Date
Interest Paid To Date
Last Payment Date
Current Balance
Days Past Due
Delinquency Status
Status of Loan
12 Month Pay String
Time 30 Days Delinquent in Past 12 Months
Time 60 Days Delinquent in Past 12 Months
Time 90 Days Delinquent in Past 12 Months
Last Modification Date
Property Sale Date
Debt To Income Ratio
Senior Lien Amount


                                   Exh. 9-2

Recent Property Valuation
Recent Property Valuation Date
Valuation Method
Current FICO
FICO Date
Total Monthly Payment
Total Monthly Payment Principal
Total Monthly Payment Interest
Total Monthly Payment  Penalties / Fee
Total Monthly Escrow Payment
Total Monthly Prepayment Amount
Payment Date
Scheduled P&I
REO Rent Collection
Monthly Escrow Advances
Monthly Corporate Advances
Monthly Non Recoverable Corporate Advances
Principal Advances
Interest Advances
Account Balances
Beginning Scheduled Balance
Ending Scheduled Balance
Escrow Balance
Escrow Advance Balance
Recoverable Corporate Advance  Balance
Non Recoverable Corporate Advance Balance
Suspense Account Balance
Accrued Interest
Forced Placed Insurance Flag
Annual Forced Placed Insurance
Last Contact Date
Last Attempt Date
Bankruptcy Flag
Bankruptcy Chapter
Bankruptcy Start Date
Bankruptcy End Date
Bankruptcy Post Petition Due Date
Motion for Relief Request Date
Motion for Relief Filing Date
Motion for Relief Hearing Date
Motion for Relief Granted Date
In Demand Flag
In Demand Start Date
In Demand End Date
Foreclosure Start Date
Due Date At Referral


                                   Exh. 9-3

Foreclosure Estimated End Date
Foreclosure Sale Date
Foreclosure end date
First Legal Date
Foreclosure Resolution Flag
Foreclosure Resolution Type
Foreclosure On Hold
Foreclosure Hold Start Date
Forbearance Start Date
Forbearance Payment
Forbearance End Date
Eviction Start Date
Eviction End Date
REO Start Date
REO End Date
REO Sub Status
Eviction Date
Listed Date
Estimated Sale Date
Days In REO
Estimated Sales Price
Possession Date
Redemption End Date
Initial Listing Price
Initial Listing Date
Current List Price
Current List Date
Reason For Default
Termination Type
Balance at Termination
Scheduled Sale Date
Property Sales Price
Liquidation Date
Gross Total Proceeds
Net Total Proceeds
Principal Advanced
Interest Advanced
Corporate Advances Recovered at Termination
Escrow Advances Recovered at Termination
Commission
Seller Concession
Taxes
Repairs
Water and Sewer
Expenses Recovered at Termination
Corporate Advances at Termination


                                   Exh. 9-4

Days from Acquisition to Close
Days from Possession to Close
Charge-off amount
Severity
Severity Formula
Hazard Insurance Claim Date
Hazard Insurance Claim Due Date
Hazard Insurance Claim Amount
Hazard Insurance Claim Paid Amount
MI Insurance Claim Date
MI Insurance Claim Due Date
MI Insurance Claim Amount
MI Insurance Claim Paid Amount
The original term in months before the balloon term
Buydown Flag
IO Flag
IO Term
Number of Units
Convertible Flag
Documentation Type
Amortization Term
Credit Grade
Convertible Term
Principal at termination
Net Interest at termination
Gross Interest at termination
initial set-up fee
other fees
Curtailment Adjustment
Total Remit Amount
Interest Adjustment
Principal Adjustment
Map Panel Number
Flood Zone
Certificate Number


                                   Exh. 9-5

                                  EXHIBIT 10

                           CONFIDENTIALITY AGREEMENT

          THIS CONFIDENTIALITY AGREEMENT dated __________ (the "Agreement"), by and between Countrywide Home Loans Servicing LP ("Countrywide"), a Texas limited partnership, having its executive office located at 7105 Corporate Drive, Plano Texas 75024, and Goldman Sachs Mortgage Company (the "Investor"), a New York Limited Partnership, having its principal place of business located at 85 Broad Street, New York, NY 10004.

                                  WITNESSETH

          WHEREAS, the Investor has requested that it be furnished with certain Confidential Information (as defined below) relating to certain mortgage related securities issued or serviced, or to be issued or serviced, by Countrywide, as described on Schedule A hereto (the "Securities"), and the mortgage loans in which the Securities represent an ownership interest (the "Mortgage Loans");

          WHEREAS, the Investor is an affiliate of an owner or a beneficial owner of one or more of the classes of the Securities not registered under the Securities Act of 1933, as amended (the "Subject Securities") or a prospective purchaser thereof;

          WHEREAS, Countrywide is willing to provide the Confidential Information to the Investor subject to the Investor executing and delivering this Agreement; and

          WHEREAS, this Agreement is intended to facilitate the disclosure of information by Countrywide to the Investor without Countrywide's having an obligation to disclose the same information publicly under Regulation FD of the United States Securities and Exchange Commission, 17 CFR ss.243.100-103.

          NOW THEREFORE, in consideration of being granted the right to receive and review the Confidential Information, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and upon the promises and mutual covenants contained herein, the parties agree as follows:

          1. Confidential Information. The term "Confidential Information" shall mean all written, oral or electronic information or material related to the Securities or the Mortgage Loans as set forth on Exhibit 10 to the Flow Servicing Agreement between Countrywide and the Investor, or similar information related to the Securities or the Mortgage Loans, which is furnished by Countrywide to the Investor. The term "Confidential Information" shall not include information that: (i) is or becomes generally available to and known by the public other than as a result of disclosure by the Investor or its Representatives or Advisors (as defined below) in violation of this Agreement (or in the case of Advisors, violation of their Agreement); (ii) was available to the Investor prior to its disclosure to the Investor by or at the


                                  Exh. 10-1
     direction of Countrywide; (iii) becomes available to the Investor from a source other than Countrywide, provided that the Investor has no knowledge that such source is prohibited from disclosing such information to the Investor by a contractual, legal or fiduciary obligation to Countrywide or any affiliate of Countrywide; or (iv) is independently developed by the Investor without reliance on the Confidential Information.

          2. Nondisclosure of Information. (a) As a condition to the Investor being furnished with the Confidential Information, the Investor agrees to treat the Confidential Information in accordance with the provisions of this Agreement and agrees to take or abstain from taking certain actions with respect thereto as set forth herein. The Investor agrees not to use any of the Confidential Information for any purpose other than the purpose of evaluating the Investor's or its affiliate's investment in, and the value of, the Subject Securities and the underlying Mortgage Loans (including evaluating compliance with the terms of the related pooling and servicing agreement). Except as otherwise expressly provided herein, the Investor agrees that the Confidential Information will be kept confidential by the Investor and its affiliates, directors, officers and employees who have access to, obtain, or receive the Confidential Information either directly or indirectly from the Investor under this Agreement (collectively, its "Representatives").

               (b) The Investor may disclose the Confidential Information to its Representatives and its affiliates' Representatives and agents, partners and representatives, including without limitation any accountants, attorneys, and financial advisors (collectively "Advisors") who need to know such information for the purpose of evaluating the Investor's or its affiliate's investment in, and valuing, the Subject Securities and the underlying Mortgage Loans, provided that any such Representatives are informed of the confidential nature of the Confidential Information and any such Advisors (with the exception of counsel who have professional obligations of confidentiality and who the Investor will direct to maintain the confidentiality of the information) first execute a substantially similar form of confidentiality agreement as this Agreement with Investor with respect to the Confidential Information, which agreement shall name Countrywide as a third party beneficiary thereto. The Investor agrees that, except as permitted herein it will not, and will direct its Representatives not to, disclose to any person any Confidential Information. The Investor will be responsible for any breach of this Agreement by its affiliates' and its Representatives. In addition, the Investor may disclose the Confidential Information to a prospective purchaser of the Mortgage Loans or the Securities (in the case of Securities in particular as may be necessary to comply with securities laws, including without limitation, Regulation AB under the Securities Act of 1933 and the Securities Exchange Act of 1934, each as amended, or any similar successor rule or regulation), provided that such prospective purchaser shall have executed a similar form confidentiality agreement as this Agreement with Investor with respect to the Confidential Information.

          (c) Notwithstanding anything herein to the contrary, the Investor and Countrywide agree that they (and their employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal and state income tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that


                                  Exh. 10-2
     are provided to it in relation to the tax treatment and tax structure. For this purpose, "tax structure" is limited to facts relevant to the U.S. federal and state income tax treatment of the transaction and does not include information relating to the identity of the parties, their affiliates, agents or advisors.

          3. Compelled Disclosure. If the Investor or any of its Representatives are requested or required to disclose any Confidential Information as a matter of law, regulation, legal process or by regulatory authority, the Investor will promptly notify Countrywide (so long as legally permitted to provide such notification) in order to permit Countrywide to seek a protective order to take other appropriate action. The Investor also will reasonably cooperate in Countrywide's efforts, at Countrywide's expense, to obtain a protective order or other reasonable assurance that confidential treatment will be accorded to the Confidential Information. If, in the absence of a protective order or receipt of a waiver hereunder, the Investor or any of its Representatives is so compelled to disclose any portion of the Confidential Information, the Investor may disclose to the party compelling disclosure only the part of such Confidential Information that is so required, based on consultation and advice of its counsel, to be disclosed.

          4. Purchase of Securities; Disclosure Related to Resale of Securities. The Investor hereby acknowledges that it may receive material non-public information under this Agreement and that it is aware and understands that United States securities laws prohibit any person with material, non-public information about an issuer from purchasing or selling securities of such issuer or, subject to certain limited exceptions, from communicating such information to any other person. The Investor further agrees to use any Confidential Information in compliance with all applicable laws and regulations promulgated by the United States Securities and Exchange Commission.

          5. Debtor Contact. The Investor agrees not to knowingly, as a result of knowledge obtained from the Confidential Information, communicate (except for the communications made in the ordinary course of business unrelated to the subject matter hereof) with any borrower, debtor, guarantor, appraiser under any Mortgage Loan or any such borrower's, debtor's or guarantor's accountant or attorney, or any other person or party having an interest in any of the Mortgage Loans, including any tenant, managing or leasing agent, whose name is obtained from the Confidential Information, in each case with respect to its investment in the Subject Securities and/or the underlying Mortgage Loans without the prior written consent of Countrywide, which consent can be arbitrarily withheld; provided, however, to the extent the Investor or any of its affiliates is servicing such Mortgage Loan, Countrywide shall be deemed to have given consent to any such communication subject to the terms and conditions contained in any agreement (to which Investor or any of its affiliates, as applicable, is a party) governing the terms of such servicing.

          6. Not an Offer to Buy or Sell Securities. The Investor acknowledges and agrees that the Confidential Information does not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.

          7. Entire Agreement. This Agreement represents the entire agreement between the Investor and Countrywide relating to the treatment of the Confidential Information


                                  Exh. 10-3
hereupon or hereafter reviewed or inspected by the Investor. This Agreement supersedes all other agreements relating to the Confidential Information that have previously been executed by the Investor in favor of Countrywide.

          8. General Provisions. No failure or delay in exercising any right hereunder will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The parties acknowledge and agree that, in the event of any breach of this Agreement, Countrywide might be irreparably harmed and unable to be made whole by monetary damages. It is accordingly agreed that Countrywide, in addition to any other remedy to which it may be entitled in law or equity, will be entitled to seek an injunction to remedy breaches of this Agreement and/or to compel specific performance of this Agreement. This Agreement (a) may not be assigned by Countrywide or the Investor without the prior written consent of the other party; (b) cannot be amended, nor can any of its provisions be waived, except by a writing signed by Countrywide and the Investor; and (c) will be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns. The Investor consents to personal jurisdiction in any action brought in any federal or state court within the State of New York located in the County of New York having subject matter jurisdiction in the matter for purposes of any action arising out of this Agreement. This Agreement will be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflict of laws thereof.

          9. Purpose of Review. The Investor represents and warrants that it is reviewing the Confidential Information in connection with evaluating the Investor's or an affiliate's investment in, and the value of, the Subject Securities and the underlying Mortgage Loans (including evaluating compliance with the terms of the related pooling and servicing agreement); provided, however, this shall not prohibit the Investor's future purchase of any other instrument or security.

          10. Indemnification. The Investor agrees to indemnify and hold harmless Countrywide, its officers, directors and each person, if any, who controls Countrywide within the meaning of either Section 15 of the Act or
Section 20 of the Securities Exchange Act of 1934, as amended (each, an "Indemnified Party"), from and against any and all losses, penalties, fines, forfeitures, judgments, claims, damages, expenses, and any related costs (including, without limitation, attorney's fees and costs) and liabilities incurred by or on behalf of any Indemnified Party related to, based upon or arising out of any breach of any provision of this Agreement by the Investor or any of its Representatives. The parties hereto agree that neither party will claim punitive, consequential, indirect or special damages against the other party under this Agreement.

Promptly after receipt by the Investor under the immediately previous paragraph of notice of the commencement of any action, Countrywide shall, if a claim in respect thereof is to be made against the Investor under such subsection, notify the Investor in writing of the commencement thereof. In case any such action shall be brought against Countrywide and it shall notify the Investor of the commencement thereof, the Investor shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to Countrywide, and, after notice from the Investor to Countrywide of its election so to assume the defense thereof, the Investor shall not be liable to Countrywide under the immediately


                                  Exh. 10-4
previous paragraph for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by Countrywide, in connection with the defense thereof other than reasonable costs of investigation.

Notwithstanding the foregoing, Countrywide shall have the right to employ separate counsel, the reasonable fees and expenses of such counsel to be paid by Investor, in any action and to participate in the defense thereof if the named parties to any such action (including any impleaded parties) include both the Investor and Countrywide, and Countrywide shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Investor and that joint representation may be inappropriate under professional standards, in which case the Investor shall not have the right to assume the defense of such action on behalf of Countrywide, it being understood, however, that the Investor shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for Countrywide (including controlling persons), and any such firm shall be designated in writing by Countrywide.

          11. Non-public Personal Information. The Investor understands that the Confidential Information may contain "nonpublic personal information" as that term is defined in Section 6809(4) of the Gramm-Leach-Bliley Act (the "Act") and the Investor agrees to maintain such nonpublic personal information that it receives hereunder in accordance with the Act and other applicable federal and state privacy laws.

          12. Ongoing Provision of Confidential Information. This Agreement shall apply to any and all Confidential Information provided by Countrywide to the Investor at any time on or after the date hereof relating to the Securities or the Mortgage Loans. In the event of any transfer of the Securities by the Investor, this Agreement shall not result in any obligation on the part of Countrywide to provide any similar information to any transferee. The obligations of the Investor pursuant to the terms of this Agreement shall terminate three years from the date hereof.

          13. Prohibition on Sale Transfer of Information. The Investor hereby covenants that it shall not transfer or make available any Confidential Information directly or indirectly to any third parties (except as permitted herein or to service providers, rating agencies, agents and subcontractors solely in their capacity as such and to Representatives, Advisors and prospective purchasers as set forth in Section 2(b) above), without the express prior written consent of Countrywide.

          14. Tax Disclaimer. Notwithstanding anything herein to the contrary, Investor (and each employee, representative or agent of Investor) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the potential investment and all materials of any kind (including tax opinions or other tax analyses) that are provided to such party relating to such tax treatment and tax structure. However, any information relating to the U.S. federal income tax treatment or tax structure shall remain subject to the confidentiality provisions hereof (and the foregoing sentence shall not apply) to the extent reasonably necessary to enable any person to comply with applicable securities laws. For this purpose, "tax treatment"


                                  Exh. 10-5
means U.S. federal income tax treatment, and "tax structure" is limited to any facts relevant to the U.S. federal income tax treatment of the potential investment but shall not include information regarding the identity of the parties thereto.

          15. Offering of Securities. Notwithstanding any of the foregoing, in connection with any offering of securities by Countrywide or an affiliate (the "Issuer"), in which Investor or an affiliate (the "GS Entity") is involved as underwriter, dealer, agent or other similar participant, nothing in this letter agreement shall (i) prevent either the Issuer or the GS Entity from complying with all applicable disclosure laws, regulations and principles in connection with such offering or sale of securities, (ii) restrict the ability of the GS Entity to consider information for due diligence purposes or to share information with other underwriters participating in such offering or sale of securities, (iii) prevent the GS Entity from retaining documents or other information in connection with due diligence or (iv) prevent the GS Entity from using any such documents or other information in investigating or defending itself against claims made or threatened by purchasers, regulatory authorities or others in connection with such an offering or sale of securities.

                           [Signature Page Follows]


                                  Exh. 10-6

          IN WITNESS WHEREOF, this Agreement has been executed as of the ____day of ______________.

                                       GOLDMAN SACHS MORTGAGE COMPANY

                                       By: ___________________________________
                                           Name:
                                           Title:

                                       COUNTRYWIDE HOME LOANS SERVICING LP, a
                                           Texas limited partnership
                                           (Servicer)

                                       By: COUNTRYWIDE GP, INC., general
                                           partner

                                       By: ___________________________________
                                           Name:
                                           Title:


                                  Exh. 10-7

                                  SCHEDULE A

          For Deal: ___________________________________________


                                  Exh. 10-8

                                  EXHIBIT 11

                         FORM OF ANNUAL CERTIFICATION

          [_______________] (the "Trust"), Mortgage Pass-Through Certificates, Series [_____], issued pursuant to the Pooling and Servicing Agreement, dated as of [_____], 200[_] (the "Pooling and Servicing Agreement"), among [_____], as depositor (the "Depositor"), [_____], as trustee (the "Trustee"), [_____], as servicer (the "Servicer"), and [_____], as responsible party

          I, [identify the certifying individual], certify to the Depositor and the Trustee, and their officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

          1. The servicing information required to be provided to the Trustee by the Servicer under the Pooling and Servicing Agreement has been so provided;

          2. I am responsible for reviewing the activities performed by the Servicer under the Pooling and Servicing Agreement and based upon my knowledge and the annual compliance review required under the Pooling and Servicing Agreement, and except as disclosed in the annual compliance statement required to be delivered to the Trustee in accordance with the terms of the Pooling and Servicing Agreement (which has been so delivered to the Trustee), the Servicer has fulfilled its obligations under the Pooling and Servicing Agreement; and

          3. [If the Securitization Transfer occurs in 2005.] All significant deficiencies relating to the Servicer's compliance with the minimum servicing standards for purposes of the report provided by an independent public accountant, after conducting a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the Pooling and Servicing Agreement, have been disclosed to such accountant and are included in such reports.

          4. [If the Securitization Transfer occurs in 2006 or thereafter.] The report on assessment of compliance with servicing criteria required to be delivered by us under the Pooling and Servicing Agreement has been delivered to the Trustee and complied with the requirements thereunder and any material instance of non-compliance with the Servicing Criteria has been disclosed on such report.

                                       Date:__________________________________

                                          ____________________________________
                                          [Signature]
                                          [Title]


                                  Exh. 11-1

                                  EXHIBIT 12

                           FORM OF POWER OF ATTORNEY

                       FORM OF LIMITED POWER OF ATTORNEY

                           LIMITED POWER OF ATTORNEY

          GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership, organized under the laws of the United States and having its principal place of business at 85 Broad Street, New York, New York 10004, as Owner (hereinafter called "Owner") hereby appoints Countrywide Home Loans Servicing LP (hereinafter called "Countrywide"), as its true and lawful attorney-in-fact to act in the name, place and stead of Owner solely for the purposes set forth below.

          The said attorney-in-fact is hereby authorized and empowered, solely with respect to the Mortgage Loans and REO Properties, as defined in, and subject to the terms of, that certain Flow Servicing Agreement, between Countrywide and Owner, dated as of May 1, 2005 (the "Servicing Agreement"), as follows:

          1. To execute, acknowledge, seal and deliver deed of trust/mortgage note endorsements, lost note affidavits, assignments of deed of trust/mortgage and other recorded documents, satisfactions/releases/reconveyances of deed of trust/mortgage, subordinations and modifications, tax authority notifications and declarations, deeds, bills of sale, and other instruments of sale, conveyance, and transfer, appropriately completed, with all ordinary or necessary endorsements, acknowledgments, affidavits, and supporting documents as may be necessary or appropriate to effect its execution, delivery, conveyance, recordation or filing.

          2. To execute and deliver insurance filings and claims, affidavits of debt, substitutions of trustee, substitutions of counsel, non-military affidavits, notices of rescission, foreclosure deeds, transfer tax affidavits, affidavits of merit, verifications of complaints, notices to quit, bankruptcy declarations for the purpose of filing motions to lift stays, and other documents or notice filings on behalf of Owner in connection with insurance, foreclosure, bankruptcy and eviction actions.

          3. To endorse any checks or other instruments received by Countrywide and made payable to Owner.

          4. To pursue any deficiency, debt or other obligation, secured or unsecured, including but not limited to those arising from foreclosure or other sale, promissory note or check. This power also authorizes Countrywide to collect, negotiate or otherwise settle any deficiency claim, including interest and attorney's fees.

          5. To do any other act or complete any other document that arises in the normal course of servicing of all Mortgage Loans and REO Properties, as defined in, and subject to the terms of the Servicing Agreement.


                                  Exh. 12-1

          This Limited Power of Attorney shall expire on _____ __, 200_.

                                       Goldman Sachs Mortgage Company

Dated:______________________, 200___.

                                       By: ___________________________________
Witness:                                   Name:
                                           Title:

     __________________________________
     Name:

     __________________________________
     Name


                                  Exh. 12-2

[LOGO OMITTED] Countrywide (R)
 Home Loans

1800 Tapo Canyon Rd.                      Send Correspondence to:
Simi Valley CA  93063-6712                P.O. Box 5170
                                          Simi Valley CA  93062-5170

                                          Business Address:
                                          450 American Street
                                          Simi Valley CA  93065-6285




                                          Account No.:  Acct No
Borrower & Co-Borrower                    Property Address:
address                                   Address
City, State  Zip                          City, State Zip



                                  EXHIBIT 13

                        HELLO AND GOODBYE LETTER FORMS


Welcome! The servicing of your mortgage loan, that is, the right to collect payments from you, is being assigned, sold or transferred from Previous Servicer to Countrywide Home Loans Servicing LP, effective July 01, 2004. Countrywide is one of the nation's largest independent home mortgage lenders, and we are looking forward to providing you with both superior customer service and an extensive network of mortgage services.

--------------------------------------------------------------------------------
NOTICE OF ASSIGNMENT, SALE, OR TRANSFER OF SERVICING RIGHTS

The transfer of servicing is a common practice in today's home loan market and does not affect any terms or conditions of your loan, other than those provisions directly related to the servicing of your loan. Except in limited circumstances, the law requires that your present servicer send you this notice at least 15 days before the effective date of transfer, or at closing. Your new servicer must also send you this notice no later than 15 days after this effective date or at closing. Please note that the transfer of servicing functions will not affect any term or condition of the mortgage instruments of your mortgage loan, other than terms directly related to the servicing of your loan.

--------------------------------------------------------------------------------
YOUR PRESENT SERVICER:

Your present servicer is Previous Servicer. If you have any questions relating to the transfer of servicing from Previous Servicer, call Customer Service, toll-free, at 1-800-430-5262 between 7:00 a.m. and 6:00 p.m. Pacific Time on the following days: Monday through Friday.

--------------------------------------------------------------------------------
YOUR NEW SERVICER CONTACT AND PAYMENT REMITTANCE ADDRESS:

Your new servicer will be Countrywide. The business address for Countrywide is: 450 American Street Simi Valley, CA 93065-6285. The address to send correspondence is: P.O. Box 5170, Simi Valley, CA 93062-5170. The address to send your first payment is: P.O. Box 10334, Van Nuys, CA 91410-0334. The toll-free telephone number of Countrywide is 1-800-437-5760. If you have any questions relating to the transfer of servicing to your new servicer, call Countrywide Customer Service, toll-free, at 1-800-437-5760 between 6:00 a.m. and 5:00 p.m., Pacific Time, Monday through Friday. Please write the Countrywide account number on all checks and correspondence and have your account number available when you call. Your complete loan file is being transferred to your new servicer.

--------------------------------------------------------------------------------
INFORMATION CONCERNING YOUR PAYMENTS AND OPTIONAL INSURANCE:

The date that Previous Servicer will stop accepting payments from you is June 14, 2004. The date that your new servicer, Countrywide, will start accepting payments from you is June 15, 2004. Send all payments on or after that date to Countrywide. Countrywide will send you new billing statements. If you have a payment due before you receive your new billing statement, write your Countrywide account number (Acct No) on your check and mail it to Countrywide at the payment address shown above. Please note that your account information is subject to change to reflect disbursements that are made by, and payments that are due to, your prior lender. If your previous servicer was automatically drafting/deducting your monthly payment from your bank account, please be advised that this service will be discontinued.

If the terms of your loan provide for an escrow account to pay taxes and/or insurance, Countrywide may elect to re-analyze the escrow payment amount and make any necessary adjustments. In compliance with the Real Estate Settlement Procedures Act (RESPA), Countrywide analyzes escrow accounts utilizing the aggregate method.

--------------------------------------------------------------------------------
OTHER INFORMATION FROM Previous Servicer:


            This communication is from a debt collector.

             SEE REVERSE SIDE FOR IMPORTANT INFORMATION      AQCMBO6 - 8/29/2002

             Account Number:  Acct No-5
             Borrower & Co-Borrower               Next Payment  amount
             Address

             A fee up to $25.00 ($40.00 in FL) will be charged for
                       each returned payment except as
                          otherwise limited by law.
                                                                       AQCMBO6
                               Prior Loan # Xref
                                  SRCCD 10157


                                       Countrywide
                                       P.O. Box 10334 Van Nuys, CA 91410-0334
                                       S914100334348S


                        064381364500000281619000000000


                                  Exh. 13-1

If any check or other instrument received by Previous Servicer is/was returned unpaid, you remain liable to Previous Servicer for the amount unpaid. If you have any questions, please contact Previous Servicer at the toll-free number listed above.

--------------------------------------------------------------------------------
HELPFUL TIP - NOTIFY YOUR INSURANCE CARRIER:

You should notify your insurance company to list Countrywide as the mortgagee on your policy. The Mortgagee Clause should read as follows:

                            Countrywide Home Loans
                    Its Successors and/or Its Assigns ATIMA
                          Insurance Department, SV-22
                                P.O. Box 10212
                            Van Nuys, CA 91410-0212

--------------------------------------------------------------------------------
                               BORROWER'S RIGHTS
--------------------------------------------------------------------------------

You should be aware of the following information, which is set out in more detail in Section 6 of the Real Estate Settlement Procedures Act (RESPA) (12 U.S.C. 2605):

During the 60-day period following the effective date of the transfer of the loan servicing, a loan payment received by your old servicer before its due date may not be treated by the new loan servicer as late, and a late fee may not be imposed on you.

Section 6 of RESPA (12 U.S.C. 2605) gives you certain consumer rights. If you send a "qualified written request" to your loan servicer concerning the servicing of your loan, your servicer must provide you with a written acknowledgment within 20 Business Days of receipt of your request. A "qualified written request" is a written correspondence, other than notice on a payment coupon or other payment medium supplied by the servicer, which includes your name and account number, and your reasons for the request. If you want to send a "qualified written request" regarding Countrywide's servicing of your loan, it must be sent to the following address:

                      Countrywide Home Loans Servicing LP
                    Customer Service Correspondence, SV314B
                                 P.O. Box 5170
                          Simi Valley, CA 93062-5170

Not later than 60 Business Days after receiving your request, your servicer must make any appropriate corrections to your account, and must provide you with a written clarification regarding any dispute. During this 60-Business-Day period, your servicer may not provide information to a consumer reporting agency concerning any overdue payment related to such period or qualified written request. However, this does not prevent the servicer from initiating foreclosure if proper grounds exist under the mortgage documents.


A Business Day is a day on which the offices of the business entity are open to the public for carrying on substantially all of its business functions.

Section 6 of RESPA also provides for damages and costs for individuals or classes of individuals in circumstances where servicers are shown to have violated the requirements of that Section. You should seek legal advice if you believe your rights have been violated.
--------------------------------------------------------------------------------


                                  Exh. 13-2

[LOGO OMITTED] Countrywide (R)
 Home Loans

    Acquisitions Department, SV-103         Send Correspondence to:                     Business Address:
    1800 Tapo Canyon                        P.O. Box 5170                               450 American Street
    Simi Valley, CA  93063-6712             Simi Valley, CA  93062-5170                 Simi Valley CA  93065-6285
                                            Internet Address:


    Borrower & Co-Borrower             Account No.:  Acct No
    address                            Property Address:
    City, State  Zip                   Address


The servicing of your mortgage loan, that is, the right to collect payments from you, is being assigned, sold or transferred from Countrywide, to New Servicer, who will be servicing your loan in the name of and on behalf of Countrywide. The transfer will be effective July 01, 2004. New Servicer is looking forward to providing you with superior customer service.

--------------------------------------------------------------------------------
NOTICE OF ASSIGNMENT, SALE, OR TRANSFER OF SERVICING RIGHTS

The transfer of servicing is a common practice in today's home loan market and does not affect any terms or conditions of your loan, other than those provisions directly related to the servicing of your loan. Except in limited circumstances, the law requires that your present servicer send you this notice at least 15 days before the effective date of transfer, or at closing. Your new servicer must also send you this notice no later than 15 days after this effective date or at closing. In this case, all necessary information is combined in this one notice

--------------------------------------------------------------------------------
YOUR PRESENT SERVICER:

Your present servicer is Countrywide. If you have any questions relating to the transfer of servicing from Countrywide, call Customer Service, toll-free, at 1-800-430-5262 between 7:00 A.M. and 6:00 P.M. Pacific Time on the following days: Monday through Friday.

--------------------------------------------------------------------------------
INFORMATION CONCERNING YOUR PAYMENTS:

The date that Countrywide will stop receiving payments, at the current remittance address, is June 14, 2004. The date that your new servicer will start accepting payments from you, on behalf of Countrywide is June 15, 2004.

IMPORTANT: Please continue to make your checks payable to Countrywide. Send all payments on or after June 15, 2004 to: P.O. Box 10334, Van Nuys, CA 91410-0334. If you have a payment due before you receive your new billing statement, write your new account number (Acct No), on your check, payable to Countrywide, and mail it to the payment address shown on the coupon below. Please note that your account information is subject to change to reflect disbursements that were made by, and payments that were due prior to the effective date of the transfer.

If your previous servicer was automatically drafting/deducting your monthly payment from your bank account, please disregard the coupon attached below because your new servicer will provide a one time courtesy draft. You will receive more information about continuing this service within a few days. If you wish to discontinue this service, please contact Countrywide's Customer Service Department at 800-669-6607.

If the terms of your loan provide for an escrow account to pay taxes and/or insurance, your new servicer may elect to re-analyze the escrow payment amount and make any necessary adjustments. In compliance with the Real Estate Settlement Procedures Act (RESPA), your new servicer analyzes escrow accounts utilizing the aggregate method.

--------------------------------------------------------------------------------
HELPFUL TIP - NOTIFY YOUR INSURANCE CARRIER:

We suggest that you contact your insurance company to advise them of your new account number, Acct No, and address for our Insurance Department: P.O. Box 1960, SV-22, Simi Valley, CA 93062-1960.

--------------------------------------------------------------------------------
HOW YOUR NEW SERVICER WILL COMMUNICATE WITH YOU:

You will continue to receive monthly billing statements and other correspondence that are on Countrywide's letterhead. All correspondence sent to you regarding your loan will in fact be sent by New Servicer. New Servicer will be servicing your account in the name of Countrywide.





      Please be advised that this communication is from a debt collector
         SEE REVERSE SIDE FOR IMPORTANT INFORMATION            AQWLGB 04/02/2001


          Account Number:  Acct No-5
          Borrower                                  Payment Due: amount
          Address

          A fee up to $25.00 ($40.00 in FL) will be charged for each returned payment except as otherwise
                               limited by law.
                                                                       AQWLGB
                                                        Prior Account #  xref
                                                                 SRCCD  10157




                     Countrywide
                     P.O. Box 10334 Van Nuys, CA 91410-0334
                     S914100334348S
                     064381364500000281619000000000


                                  Exh. 13-3

--------------------------------------------------------------------------------
(d) BORROWER'S RIGHTS
--------------------------------------------------------------------------------

You should be aware of the following information, which is set out in more detail in Section 6 of the Real Estate Settlement Procedures Act (RESPA) (12 U.S.C. 2605):

During the 60-day period following the effective date of the transfer of the loan servicing, a loan payment received by your previous servicer before its due date may not be treated by the new loan servicer as late, and a late fee may not be imposed on you.

Section 6 of RESPA (12 U.S.C. 2605) gives you certain consumer rights. If you send a "qualified written request" to your loan servicer concerning the servicing of your loan, your servicer must provide you with a written acknowledgment within 20 Business Days of receipt of your request. A "qualified written request" is a written correspondence, other than notice on a payment coupon or other payment medium supplied by the servicer, which includes your name and account number, and your reasons for the request. If you want to send a "qualified written request" regarding the servicing of your loan, it must be sent to the following address:

                  Customer Service Correspondence Department
                                      CA
                                 P.O. Box 5170
                          Simi Valley, CA 93062-5170

Not later than 60 Business Days after receiving your request, your servicer must make any appropriate corrections to your account, and must provide you with a written clarification regarding any dispute. During this 60-Business Day period, your servicer may not provide information to a consumer reporting agency concerning any overdue payment related to such period or qualified written request. However, this does not prevent the servicer from initiating foreclosure if proper grounds exist under the mortgage documents.


A Business Day is a day on which the offices of the business entity are open to the public for carrying on substantially all of its business functions.

Section 6 of RESPA also provides for damages and costs for individuals or classes of individuals in circumstances where servicers are shown to have violated the requirements of that Section. You should seek legal advice if you believe your rights have been violated.
--------------------------------------------------------------------------------


PAYMENT INSTRUCTIONS
--------------------

Please
o Make your check payable to Countrywide Home Loans
o Don't attach your check to the payment coupon
o Write your loan number on your check or money order
o Don't include correspondence
o Don't send cash
o Write in any additional amounts you are including. (If total is more than $5000, please send certified check.)


Payments: All payments will be applied to the longest outstanding installment due, unless otherwise expressly prohibited by law. All premium payments for credit life insurance will be applied after application of any principal and interest payments due, but before any other amounts due on your loan are applied.

Additional amounts. If you submit an additional principal amount, an additional escrow amount and/or an "other" amount with your regular home loan payment of principal and interest, Countrywide will first apply your home loan payment before any additional amount is applied. If your home loan payments are not current, Countrywide will first apply any additional principal amount and/or additional escrow amount to outstanding principal and interest payments due before either additional amount is applied. Any additional amount specified as "other" will be applied first to past due principal and interest payments, then escrow deficiencies, then late charges, then fees and costs due, then outstanding principal.


                                  Exh. 13-4

                                  EXHIBIT 14

                 Subprime Default and REO Servicing Standards

     o Right Party Contact Rate of twenty-seven and a half percent (27.50%) per month. Termination standard is twenty-two and a half percent (22.50%), after Servicer has failed to respond to the notice provisions contained in the Flow Servicing Agreement

     o Servicer shall meet the foreclosure timeline requirements as set forth in the FNMA guidelines

Time Zones
----------

All accounts should be called until 9:00 p.m. in each time zone Monday through Thursday.

Collection Call Statistics
--------------------------

With respect to only loans owned by GS ("GS Loans"), Servicer shall report monthly to GS to the extent permitted by applicable law the following dialer statistical information broken out by delinquency bucket and on a loan level basis:

     o    Number of attempts made; ACD, predictive and non-predictive ;

     o    Number of right party contacts ;

     o    Number of commitments obtained; and

     o    Number of performing commitments.

The reports provided by Servicer to Owner will stratify the collection work efforts and/or results in such a manner as to reasonably assure Owner that Servicer is in material compliance with the agreed upon service levels.

Skip Tracing Statistics
-----------------------

A minimum of 50% of the accounts referred to skip tracing should result in a good phone number for the borrower.

Broken Repayment Plans or Broken Promise to Pay
-----------------------------------------------

Follow-up with the Mortgagor within seventy-two (72) hours of the repayment plan being broken.

FICO's
------

Updated FICO scores must be ordered, at GS's sole cost and expense, on all GS Loans on a quarterly basis and reported to GS on the following month end tape.

VALUATIONS
----------

BPO should be ordered on the day in which a loan becomes sixty-five (65) days delinquent if such loan is not cash flowing through a forbearance plan or bankruptcy plan. Servicer should receive the requested BPO within twenty-one
(21) days of such BPO order with the


                                  Exh. 14-1
understanding that such BPOs may be received at any time depending on the totality of the circumstances; provided, however, the Servicer shall provide GS with notice and weekly updates of any developments with respect to any BPO which is not received by the Servicer within twenty-one (21) days of such BPO order. Reconciliation should be performed on a BPO within five (5) business days of receipt thereof. Servicer system should reflect reconciled value upon receipt of the BPO. The reconciled value should then be reported to GS with the next month end data tape.

BANKRUPTCY
----------

All bankruptcy actions will be managed according to FNMA guidelines including, without limitation, bankruptcy set-up, filing proofs of claims, monitoring plans, referring loans to an attorney, filing motions for relief, and/or releasing bankruptcies back to foreclosure/normal servicing.

All loans owned by GS should be run though BANKO or a similar system once every thirty (30) days.

FORECLOSURE
-----------

Servicer shall follow FNMA timelines for all GS loans in foreclosure. Allowable delays shall include bankruptcy filings, litigation, loss mitigation which results in cash being applied to the loan. Assignment delays should be no longer than thirty (30) days. Title issues should be no longer than sixty
(60) days. Any delays that shall exceed these estimated timelines should be reported to GS on a monthly basis. GS loans will not be referred to foreclosure until the reconciled value has been received and evaluated.

Servicer shall maintain a foreclosure resolution rate of fifty percent (50%).


                                  Exh. 14-2

                                  EXHIBIT 15

                            REO Servicing Standards

Purpose: The purpose of these standards is to serve as a guideline for valuations, reporting and overall management of Goldman REO Assets.

Property Valuations:

     o BPO - As soon as the REO property in possession, by our attached definition an interior BPO should be ordered by the servicer. The BPO should state a Value as-is and a Repaired Value. It should include interior photos, photos of outbuildings, and deferred maintenance. Upon completion an original copy of the BPO is to be forwarded to the REO Department of Goldman Sachs either in PDF format or overnight hard copy. Sale and listing information on the BPO should be in a grid format acceptable to Goldman Sachs.

     o APPRAISAL - (Only on new REO acquisitions) As soon as the property is re-keyed and trashed out the servicer will at Goldman request, order a full interior appraisal on form 1004 from an Appraiser acceptable to Goldman Sachs. The appraiser should be given the access instructions by the servicer. The full appraisal will include interior photos, photos of all outbuildings and deferred maintenance. Required is "The Supplemental REO Addendum Form" giving 3 listing comps, itemization of needed repairs, and as-is and as-repaired value. Upon completion an original copy of the Appraisal is to be forwarded or made available to the REO Department of Goldman Sachs either in PDF format or overnight hard copy.

     o OTHER - Any and all subsequent BPO's, CMA's Appraisals, AVM's or other evaluations ordered during the course of the REO term are to be made available in the same manner.

Vendors:

     o From time to time, Goldman Sachs will provide the Servicer with a published list of Appraisers, Appraisal Vendors, Realtors, Brokers and other service providers with whom they prefer not to do business. The Servicer will make commercially reasonable efforts to refrain from using anyone named on such a list and Goldman Sachs reserves the right to refuse any product or service and payment for that product or service provided by such listed Appraisers, Appraisal Vendors, Realtors, Brokers and other service providers - if, and only if, such product or service does not comply with reasonable standards as determined by generally accepted mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such mortgage loan in the jurisdiction where the related mortgaged property is located.


                                  Exh. 15-1

Possession:

     o RE-KEYING - The property should be Re-keyed as soon as it is in our possession both to keep prior occupants out and allow access to new service providers and Goldman Sachs personnel. Goldman Sachs suggests that the door be re-keyed to a master key code (key code to be furnished to REO personnel at Goldman Sachs) and the new keys be placed in a combo lock box. The servicer will keep REO personnel at Goldman Sachs informed with proper access information.

     o TRASH OUT - Defined as but not limited to; grass cut, shrubs and trees trimmed, all debris cleared from interior and exterior, appliances emptied, cleaned and secured, all trash removed from premises, windows and doors secured, any fire or safety hazard removed. The property should be trashed out before the full appraisal is ordered and the "For Sale" sign is placed on the property.

     o CASH FOR KEYS - The maximum allowable payment to either an owner or tenant to vacate the property without Goldman Sachs' prior consent should be one thousand five hundred dollars ($1,500). If the servicer intends to pay either an owner or tenant to vacate the property an amount in excess of one thousand five hundred dollars ($1,500), the servicer should make commercially reasonable efforts to obtain Goldman Sachs' prior consent. Every advance should be cost justified and that data available to Goldman Sachs upon request. The exact amount of the advance should be proportional to the benefit and made to avoid a lengthily eviction process. Payments should be made only after the property is actually vacated and inspected by designated agents of the servicer. The servicer will report each month on all cash for keys transactions.

     o INSURANCE CLAIMS- The servicer will report on a monthly basis all Insurance claims filed, claims denied and claims aged over ninety
          (90) days during the reporting period.

On the Market:

     o    LISTING -

          o All properties are expected to be listed within thirty (30) days of possession.

          o Properties not listed within thirty (30) days will require an exceptions report at month end.

          o    All listings should be in the local MLS.

          o    Listing Agreements should not be for more than six (6) months.

          o All listing agreements are subject to cancellation at any time without penalty of liability to Goldman Sachs


                                  Exh. 15-2

     o    SIGNAGE -

          o All listed properties are to have a sign that is conspicuous and readable from the street which clearly indicates the property is available for sale and contact information for prospective buyers.

          o From the date of acquisition through the date of listing , the broker/agent/servicer is to reasonably inspect the property until a sale sign is posted.


                                  Exh. 15-3

                                  EXHIBIT 16

                           FORM OF COMMITMENT LETTER

     [OWNER]

     [DATE]

     Countrywide Home Loans Servicing LP
     450 American Street, MSN SV-3A
     Simi Valley, California 93065
     Attn: Portfolio Services

          Re: Flow Servicing Agreement dated May __ , 2005 (the "Servicing Agreement"), between Goldman Sachs Mortgage Company ("Owner") and Countrywide Home Loans Servicing LP, as servicer ("Countrywide").

Gentlemen and Ladies:

          This letter (this "Commitment Letter") and the Term Sheet attached hereto as Exhibit A, identifies certain mortgage loans (the "Added Mortgage Loans") which Owner proposes to add and make subject to the Servicing Agreement and the business terms under which Servicer agrees to service the Added Mortgage Loans.

          Upon the mutual execution of this Commitment Letter, the Added Mortgage Loans shall be deemed to have been made subject to the terms and conditions of the Servicing Agreement. The transfer and servicing of the Added Mortgage Loans shall, unless otherwise agreed, occur on the dates specified herein.

          All exhibits hereto are incorporated herein in their entirety. In the event there exists any inconsistency between the Servicing Agreement and this Commitment Letter, the latter shall be controlling notwithstanding anything contained in the Servicing Agreement to the contrary. All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Servicing Agreement.

                           [SIGNATURE PAGE FOLLOWS]


                                  Exh. 16-1

          IN WITNESS WHEREOF, this Agreement has been executed as of the ____day of ______________.

                                       GOLDMAN SACHS MORTGAGE COMPANY, as
                                           Owner

                                       By: ___________________________________
                                           Name:
                                           Title:

                                       COUNTRYWIDE HOME LOANS SERVICING LP, a
                                           Texas limited partnership, as
                                           Servicer

                                       By: COUNTRYWIDE GP, INC., general
                                           partner

                                       By: ___________________________________
                                           Name:
                                           Title:


                                  Exh. 16-2

                                   EXHIBIT N

               Form of Master Loan Purchase Agreement, between
             various sellers and Goldman Sachs Mortgage Company.

         [See Exhibit 99.1 to Form 8-K/A filed with the commission on
                       February 14, 2006, Accession No.
                            0000905148-06-001326]

                                   EXHIBIT O

                                  [RESERVED]

                                   EXHIBIT P

                       FORM OF PERFORMANCE CERTIFICATION

                               (Master Servicer)


         Re: Master Servicing and Trust Agreement, dated as of February 1, 2006 (the "Agreement"), among GS Mortgage Securities Corp., as depositor (the "Depositor"), Deutsche Bank National Trust Company, as trustee (in such capacity, the "Trustee") and as custodian (in such capacity, the "Custodian") and Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator").

         I, ________________________________, the _______________________ of
[NAME OF COMPANY] (the "Company"), certify to the Depositor, and its officers, with the knowledge and intent that they will rely upon this certification, that:

                  (1) I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the Depositor and the Securities Administrator pursuant to the Agreement (collectively, the "Company Servicing Information");

                  (2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

                  (3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the Depositor;

                  (4) I am responsible for reviewing the activities performed by the Company as a servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement; and

                  (5) The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the Master Servicer. Any material instances of noncompliance described in such reports have been disclosed to the Master Servicer. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.


                                     Date:    _________________________


                                     By:      ________________________________
                                              Name:
                                              Title:

                                   EXHIBIT Q

                       FORM OF PERFORMANCE CERTIFICATION
                          (Securities Administrator)


         Re: Master Servicing and Trust Agreement, dated as of February 1, 2006 (the "Agreement"), among GS Mortgage Securities Corp., as depositor (the "Depositor"), Deutsche Bank National Trust Company, as trustee (in such capacity, the "Trustee") and as custodian (in such capacity, the "Custodian") and Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator").


         I, ________________________________, the _______________________ of
[NAME OF COMPANY] (the "Company"), certify to the Depositor, and its officers, with the knowledge and intent that they will rely upon this certification, that:

                  (1) I have reviewed the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), all reports on Form 10-D containing statements to certificateholders filed in respect of the period included in the year covered by the annual report of the Trust Fund (collectively, the "Distribution Date Statements");

                  (2) Assuming the accuracy and completeness of the information delivered to the Company by the Master Servicer as provided in the Agreement and subject to paragraph (4) below, the distribution information determined by the Company and set forth in the Distribution Date Statements contained in all Form 10-D's included in the year covered by the annual report of such Trust on Form 10-K for the calendar year 200[ ], is complete and does not contain any material misstatement of fact as of the last day of the period covered by such annual report;

                  (3) Based solely on the information delivered to the Company by the Master Servicer as provided in the Agreement, (i) the distribution information required under the Agreement to be contained in the Trust Fund's Distribution Date Statements and (ii) the servicing information required to be provided by the Master Servicer to the Securities Administrator for inclusion in the Trust Fund's Distribution Date Statements, to the extent received by the Securities Administrator from the Master Servicer in accordance with the Agreement, is included in such Distribution Date Statements;

                  (4) The Company is not certifying as to the accuracy, completeness or correctness of the information which it received from the Master Servicer and did not independently verify or confirm the accuracy, completeness or correctness of the information provided by the Master Servicer;

                  (5) I am responsible for reviewing the activities performed by the Company as a person "performing a servicing function" under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Servicing Assessment and except as disclosed in the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement; and

                  (6) The Servicing Assessment and Attestation Report required to be provided by the Company pursuant to the Agreement, have been provided to the Depositor. Any material instances of noncompliance described in such reports have been disclosed to the Depositor. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.


                                     Date:    ________________________________


                                     By:      ________________________________
                                              Name:
                                              Title:

                                   EXHIBIT R

          FORM OF SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF
                             COMPLIANCE STATEMENT

          The assessment of compliance to be delivered by the [Master Servicer] [Securities Administrator] [Custodian] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":


-------------------------------------------------------------------------------------------------------------------------
                                                                                    Master        Securities
                Servicing Criteria                                                 Servicer     Administrator   Custodian
-------------------------------------------------------------------------------------------------------------------------

     Reference                      Criteria
-------------------------------------------------------------------------------------------------------------------------
                        General Servicing Considerations
1122(d)(1)(i)        Policies and procedures are instituted
                     to monitor any performance or other
                     triggers and events of default in
                     accordance with the transaction
                     agreements.

1122(d)(1)(ii)       If any material servicing activities are
                     outsourced to third parties, policies
                     and procedures are instituted to monitor
                     the third party's performance and
                     compliance with such servicing
                     activities.

1122(d)(1)(iii)      Any requirements in the transaction
                     agreements to maintain a back-up
                     servicer for the mortgage loans are
                     maintained.

1122(d)(1)(iv)       A fidelity bond and errors and omissions
                     policy is in effect on the party
                     participating in the servicing function
                     throughout the reporting period in the
                     amount of coverage required by and                                X
                     otherwise in accordance with the terms
                     of the transaction agreements.

                     Cash Collection and Administration

1122(d)(2)(i)        Payments on mortgage loans are deposited
                     into the appropriate custodial bank
                     accounts and related bank clearing
                     accounts no more than two business days
                     following receipt, or such other number                           X
                     of days specified in the transaction
                     agreements.


1122(d)(2)(ii)       Disbursements made via wire transfer on
                     behalf of an obligor or to an investor
                     are made only by authorized personnel.                            X

                                     R-1

-------------------------------------------------------------------------------------------------------------------------
                                                                                    Master        Securities
                Servicing Criteria                                                 Servicer     Administrator   Custodian
-------------------------------------------------------------------------------------------------------------------------

     Reference                      Criteria
-------------------------------------------------------------------------------------------------------------------------


1122(d)(2)(iii)      Advances of funds or guarantees
                     regarding collections, cash flows or
                     distributions, and any interest or other
                     fees charged for such advances, are                               X
                     made, reviewed and approved as specified
                     in the transaction agreements.

1122(d)(2)(iv)       The related accounts for the
                     transaction, such as cash reserve
                     accounts or accounts established as a
                     form of overcollateralization, are
                     separately maintained (e.g., with                                 X
                     respect to commingling of cash) as set
                     forth in the transaction agreements.

1122(d)(2)(v)        Each custodial account is maintained at
                     a federally insured depository
                     institution as set forth in the
                     transaction agreements. For purposes of
                     this criterion, "federally insured
                     depository institution" with respect to                           X
                     a foreign financial institution means a
                     foreign financial institution that meets
                     the requirements of Rule 13k-1(b)(1) of
                     the Securities Exchange Act.

1122(d)(2)(vi)       Unissued checks are safeguarded so as to
                     prevent unauthorized access.
                                                                                       X

1122(d)(2)(vii)      Reconciliations are prepared on a
                     monthly basis for all asset-backed
                     securities related bank accounts,
                     including custodial accounts and related
                     bank clearing accounts. These
                     reconciliations are (A) mathematically
                     accurate; (B) prepared within 30
                     calendar days after the bank statement
                     cutoff date, or such other number of
                     days specified in the transaction
                     agreements; (C) reviewed and approved by                          X
                     someone other than the person who
                     prepared the reconciliation; and (D)
                     contain explanations for reconciling
                     items. These reconciling items are
                     resolved within 90 calendar days of
                     their original identification, or such
                     other number of days specified in the
                     transaction agreements.

                                     R-2


-------------------------------------------------------------------------------------------------------------------------
                                                                                    Master        Securities
                Servicing Criteria                                                 Servicer     Administrator   Custodian
-------------------------------------------------------------------------------------------------------------------------

     Reference                      Criteria
-------------------------------------------------------------------------------------------------------------------------


                     Investor Remittances and Reporting

1122(d)(3)(i)        Reports to investors, including those to
                     be filed with the Commission, are
                     maintained in accordance with the
                     transaction agreements and applicable
                     Commission requirements. Specifically,
                     such reports (A) are prepared in
                     accordance with timeframes and other
                     terms set forth in the transaction
                     agreements; (B) provide information
                     calculated in accordance with the terms
                     specified in the transaction agreements;                          X              X
                     (C) are filed with the Commission as
                     required by its rules and regulations;
                     and (D) agree with investors' or the
                     trustee's records as to the total unpaid
                     principal balance and number of mortgage
                     loans serviced by the Servicer.

1122(d)(3)(ii)       Amounts due to investors are allocated
                     and remitted in accordance with
                     timeframes, distribution priority and                             X              X
                     other terms set forth in the transaction
                     agreements.

1122(d)(3)(iii)      Disbursements made to an investor are
                     posted within two business days to the
                     Servicer's investor records, or such
                     other number of days specified in the                             X
                     transaction agreements.

1122(d)(3)(iv)       Amounts remitted to investors per the
                     investor reports agree with cancelled
                     checks, or other form of payment, or                              X
                     custodial bank statements.

                     Pool Asset Administration

1122(d)(4)(i)        Collateral or security on mortgage loans                                                        X
                     is maintained as required by the
                     transaction agreements or related
                     mortgage loan documents.

1122(d)(4)(ii)       Mortgage loan and related documents are                                                         X
                     safeguarded as required by the
                     transaction agreements.

1122(d)(4)(iii)      Any additions, removals or substitutions
                     to the asset pool are made, reviewed and
                     approved in accordance with any
                     conditions or requirements in the
                     transaction agreements.

                                     R-3


-------------------------------------------------------------------------------------------------------------------------
                                                                                    Master        Securities
                Servicing Criteria                                                 Servicer     Administrator   Custodian
-------------------------------------------------------------------------------------------------------------------------

     Reference                      Criteria
-------------------------------------------------------------------------------------------------------------------------


1122(d)(4)(iv)       Payments on mortgage loans, including
                     any payoffs, made in accordance with the
                     related mortgage loan documents are
                     posted to the Servicer's obligor records
                     maintained no more than two business
                     days after receipt, or such other number
                     of days specified in the transaction
                     agreements, and allocated to principal,
                     interest or other items (e.g., escrow)
                     in accordance with the related mortgage
                     loan documents.

1122(d)(4)(v)        The Servicer's records regarding the
                     mortgage loans agree with the Servicer's
                     records with respect to an obligor's
                     unpaid principal balance.

1122(d)(4)(vi)       Changes with respect to the terms or
                     status of an obligor's mortgage loans
                     (e.g., loan modifications or re-agings)
                     are made, reviewed and approved by
                     authorized personnel in accordance with
                     the transaction agreements and related
                     pool asset documents.

1122(d)(4)(vii)      Loss mitigation or recovery actions
                     (e.g., forbearance plans, modifications
                     and deeds in lieu of foreclosure,
                     foreclosures and repossessions, as
                     applicable) are initiated, conducted and
                     concluded in accordance with the
                     timeframes or other requirements
                     established by the transaction
                     agreements.

1122(d)(4)(viii)     Records documenting collection efforts
                     are maintained during the period a
                     mortgage loan is delinquent in
                     accordance with the transaction
                     agreements. Such records are maintained
                     on at least a monthly basis, or such
                     other period specified in the
                     transaction agreements, and describe the
                     entity's activities in monitoring
                     delinquent mortgage loans including, for
                     example, phone calls, letters and
                     payment rescheduling plans in cases
                     where delinquency is deemed temporary
                     (e.g., illness or unemployment).

                                     R-4

-------------------------------------------------------------------------------------------------------------------------
                                                                                    Master        Securities
                Servicing Criteria                                                 Servicer     Administrator   Custodian
-------------------------------------------------------------------------------------------------------------------------

     Reference                      Criteria
-------------------------------------------------------------------------------------------------------------------------


1122(d)(4)(ix)       Adjustments to interest rates or rates
                     of return for mortgage loans with
                     variable rates are computed based on the
                     related mortgage loan documents.

1122(d)(4)(x)        Regarding any funds held in trust for an
                     obligor (such as escrow accounts): (A)
                     such funds are analyzed, in accordance
                     with the obligor's mortgage loan
                     documents, on at least an annual basis,
                     or such other period specified in the
                     transaction agreements; (B) interest on
                     such funds is paid, or credited, to
                     obligors in accordance with applicable
                     mortgage loan documents and state laws;
                     and (C) such funds are returned to the
                     obligor within 30 calendar days of full
                     repayment of the related mortgage loans,
                     or such other number of days specified
                     in the transaction agreements.

1122(d)(4)(xi)       Payments made on behalf of an obligor
                     (such as tax or insurance payments) are
                     made on or before the related penalty or
                     expiration dates, as indicated on the
                     appropriate bills or notices for such
                     payments, provided that such support has
                     been received by the servicer at least
                     30 calendar days prior to these dates,
                     or such other number of days specified
                     in the transaction agreements.

1122(d)(4)(xii)      Any late payment penalties in connection
                     with any payment to be made on behalf of
                     an obligor are paid from the servicer's
                     funds and not charged to the obligor,
                     unless the late payment was due to the
                     obligor's error or omission.

1122(d)(4)(xiii)     Disbursements made on behalf of an
                     obligor are posted within two business
                     days to the obligor's records maintained
                     by the servicer, or such other number of
                     days specified in the transaction
                     agreements.

                                     R-5

-------------------------------------------------------------------------------------------------------------------------
                                                                                    Master        Securities
                Servicing Criteria                                                 Servicer     Administrator   Custodian
-------------------------------------------------------------------------------------------------------------------------

     Reference                      Criteria
-------------------------------------------------------------------------------------------------------------------------


1122(d)(4)(xiv)      Delinquencies, charge-offs and
                     uncollectible accounts are recognized
                     and recorded in accordance with the                               X
                     transaction agreements.

1122(d)(4)(xv)       Any external enhancement or other
                     support, identified in Item 1114(a)(1)
                     through (3) or Item 1115 of Regulation
                     AB, is maintained as set forth in the
                     transaction agreements.


                                     R-6
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